Exhibit 10.1
Execution Copy
CREDIT AGREEMENT
by and among
CHICO’S FAS, INC.,
WHITE HOUSE | BLACK MARKET, INC.,
CHICO’S RETAIL SERVICES, INC.,
CHICO’S DISTRIBUTION SERVICES, LLC and
SOMA INTIMATES, LLC
as the Borrowers,
The Persons party hereto as the Guarantors,

The financial institutions party hereto as the Lenders,

SUNTRUST BANK,
as the Issuing Bank,

SUNTRUST BANK,
as the Administrative Agent,

and
SUNTRUST ROBINSON HUMPHREY, INC.,
as Lead Arranger
November 24, 2008

Execution Copy

EXHIBITS

Exhibit A	—	Form of Assignment and Acceptance
Exhibit B	—	Form of Borrowing Base Certificate
Exhibit C	—	Form of Compliance Certificate
Exhibit D	—	Form of Notice of Conversion/Continuation
Exhibit E	—	Form of Request for Advance
Exhibit F	—	Form of Request for Issuance of Letter of Credit
Exhibit G	—	Form of Revolving Loan Note
Exhibit H	—	Form of Guaranty Supplement
Exhibit I	—	Form of Notice of Requested Commitment Increase

SCHEDULES

Schedule E-1	—	Existing Letters of Credit
Schedule 1(a)	—	Commitment Ratios
Schedule 1(b)	—	Liens
Schedule 5.1(c)-1	—	Subsidiaries
Schedule 5.1(c)-2	—	Partnerships/Joint Ventures
Schedule 5.1(d)	—	Outstanding Capital Stock Ownership
Schedule 5.1(h)	—	Material Contracts
Schedule 5.1(i)	—	Labor Matters
Schedule 5.1(j)	—	Taxes
Schedule 5.1(m)	—	Investments/Guaranties as of the Agreement Date
Schedule 5.1(n)	—	Litigation
Schedule 5.1(o)		ERISA
Schedule 5.1(p)	—	Intellectual Property; Licenses and Certifications
Schedule 5.1(v)	—	Insurance
Schedule 5.1(x)-1	—	Leased Real Property
Schedule 5.1(x)-2	—	Owned Real Property
Schedule 5.1(y)	—	Environmental Matters
Schedule 5.1(aa)	—	Name Change of Borrower Parties
Schedule 6.11	—	Location of Collateral
Schedule 6.15	—	Bank and Investment Accounts
Schedule 8.1	—	Outstanding Indebtedness as of the Agreement Date
Schedule 8.5	—	Existing Investments
Schedule 8.6	—	Affiliate Transactions
Schedule 8.12	—	Permitted Sale Leasebacks

CREDIT AGREEMENT
     THIS CREDIT AGREEMENT dated as of November 24, 2008, is by and among CHICO’S FAS, INC., a Florida corporation (“Parent”), WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Parent, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party hereto from time to time as Guarantors, the financial institutions party hereto from time to time as Lenders, SUNTRUST BANK, as the Issuing Bank, and SUNTRUST BANK, as the Administrative Agent.
W I T N E S S E T H:
     WHEREAS, the Borrowers have requested that the Administrative Agent, the Issuing Bank and the Lenders make available to it the Revolving Loan Commitment, on the terms and conditions set forth herein, to, among other things, refinance existing Funded Debt and to fund permitted acquisitions, transaction costs and working capital needs of the Borrowers and to use borrowings thereunder for other general corporate purposes; and
     WHEREAS, the Administrative Agent, the Issuing Bank and the Lenders are willing to make the Revolving Loan Commitment available to the Borrowers upon the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE 1.
DEFINITIONS, ACCOUNTING PRINCIPLES AND
OTHER INTERPRETIVE MATTERS
     Section 1.1 Definitions. For the purposes of this Agreement:
     “Account Debtor” shall mean any Person who is obligated to make payments in respect of an Account.

     “Accounts” shall mean all “accounts,” as such term is defined in the UCC, of each Borrower Party whether now existing or hereafter created or arising, including, without limitation, (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper (as defined in the UCC) or instruments (as defined in the UCC)) (including any such obligations that may be characterized as an account or contract right under the UCC), (b) all of each Borrower Party’s rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Borrower Party’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to a Borrower Party for property sold, leased, licensed, assigned or otherwise disposed of, for a secondary obligation incurred or to be incurred, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Borrower Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Borrower Party), and (e) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing; provided, however, under no circumstances shall the term Accounts include any Excluded Accounts.
     “ACH Transactions” shall mean any cash management or related services including the automated clearinghouse transfer of funds by the Administrative Agent (or any Affiliate of the Administrative Agent) for the account of the Borrower Parties pursuant to agreement or overdrafts.
     “Activation Event” shall have the meaning specified in Section 6.15.
     “Activation Notice” shall have the meaning specified in Section 6.15.
     “additional amounts” shall have the meaning specified in Section 2.8(b)(i).
     “Administrative Agent” shall mean SunTrust Bank, acting as administrative agent for the Lender Group, and any successor Administrative Agent appointed pursuant to Section 10.12.
     “Administrative Agent Indemnified Person” shall have the meaning specified in Section 10.10.
     “Administrative Agent’s Office” shall mean the office of the Administrative Agent located at 303 Peachtree Street, Twenty-Third Floor, Atlanta, Georgia 30308, Attention: Chico’s Account Manager, or such other office as may be designated by the Administrative Agent pursuant to the provisions of Section 11.1.
     “Administrative Borrower” shall have the meaning specified in Section 13.4.
     “Administrative Questionnaire” shall mean a questionnaire in form and substance satisfactory to the Administrative Agent.
     “Advance” or “Advances” shall mean amounts of the Loans advanced by the Lenders to, or on behalf of, the Borrowers pursuant to Section 2.2 on the occasion of any borrowing and shall include, without limitation, all Agent Advances and Swing Loans.
     “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or that is a director, officer, manager or partner of such Person. For purposes of this definition, “control”, when used with respect to any Person, shall mean the direct or indirect beneficial ownership of ten percent (10%) (or, if such Person is the owner of outstanding Equity Interests in Parent, fifteen percent (15%)) or more of the outstanding Equity Interests of such Person. For purposes of this definition, “officer,” when used with respect to any Person, shall mean its president, any vice president of such Person in charge of a principal business unit, division or function (such as sales, administration or finance) and any other Person who performs policy making functions for such Person.
     “Agent Advances” shall have the meaning specified in Section 2.1(f).
     “Aggregate Commitment Ratio” shall mean, with respect to any Lender, the ratio, expressed as a percentage, of (a) the unutilized portion of the Revolving Loan Commitment plus Loans (other than Swing Loans and Agent Advances) outstanding plus participation interests in Letter of Credit Obligations, Swing Loans and Agent Advances outstanding of such Lender, divided by (b) the sum of the aggregate unutilized Revolving Loan Commitment plus Loans (other than Swing Loans and Agent Advances) outstanding plus participation interests in Letter of Credit Obligations, Swing Loans and Agent Advances of all Lenders, which, as of the Agreement Date, are set forth (together with Dollar amounts thereof) on Schedule 1(a).
     “Aggregate Revolving Credit Obligations” shall mean, as of any particular time, the sum of (a) the aggregate principal amount of all Revolving Loans then outstanding, plus (b) the aggregate principal amount of all Swing Loans then outstanding, plus (c) the aggregate principal amount of all Agent Advances then outstanding, plus (d) the aggregate principal amount of all Letter of Credit Obligations then outstanding.
     “Agreement” shall mean this Credit Agreement, together with all Exhibits and Schedules hereto.
     “Agreement Date” shall mean the date as of which this Agreement is dated.
     “Applicable Law” shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations, and orders of governmental bodies or regulatory agencies applicable, whether by law or by virtue of contract, to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

     “Applicable Margin” shall mean a per annum rate of interest determined as follows: with respect to each Advance (except Swing Loans and Agent Advances) and issuance of Letters of Credit, the applicable margin shall be (a) from the Agreement Date through (and including) the date five (5) Business Days after the fiscal quarter ending on or about January 31, 2009, 2.50% per annum (provided that, if the results of the field audit required under Section 4.5(c) reduces Availability such that a different pricing Level would then be applicable, then the initial pricing level will be adjusted based on the table set forth below), and (b) thereafter, the applicable margin determined by the Administrative Agent based upon the Average Availability for the fiscal quarter most recently ended, effective as of the fifth Business Day after the last day of such fiscal quarter most recently ended, expressed as a per annum rate of interest as set forth in the table below:

Level	Availability	Applicable Margin
I	Less than $20,000,000	3.00%
II	Greater than or equal to $20,000,000 but less than $40,000,000	2.75%
III	Greater than or equal to $40,000,000	2.50%

     In the event that the information contained in any Borrowing Base Certificate is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher interest rate for any period (an “Applicable Period”) than the applicable margin actually applied for such Applicable Period, then (i) the Borrowers shall immediately deliver to the Administrative Agent a corrected Borrowing Base Certificate for such Applicable Period, (ii) such higher applicable margin shall be deemed to have been in effect for such Applicable Period and (iii) the Borrowers shall immediately deliver to the Administrative Agent full payment in respect of the accrued additional interest on the Advances (except Swing Loans and Agent Advances) and Letters of Credit as a result of such increased applicable margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 2.11 (it being understood that nothing contained in this paragraph shall limit the rights of the Administrative Agent and the other Lenders to exercise their rights under Section 2.3(b) or Section 9.2).
     “Applicable Period” shall have the meaning specified in the definition of Applicable Margin.
     “Approved Freight Handler” shall mean any Freight Handler that has delivered a Lien Acknowledgement Agreement in favor of the Administrative Agent, so long as such Lien Acknowledgement remains in full force and effect and the Administrative Agent has not received any notice of termination with respect thereto.
     “Approved Fund” shall mean any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity that administers or manages a Lender.

     “Assignment and Acceptance” shall mean that certain form of Assignment and Acceptance attached hereto as Exhibit A, pursuant to which each Lender may, as further provided in Section 11.5, sell a portion of its Loans or Revolving Loan Commitment.
     “Authorized Signatory” shall mean, with respect to any Borrower Party, such senior personnel of such Borrower Party as may be duly authorized and designated in writing to the Administrative Agent by such Borrower Party to execute documents, agreements, and instruments on behalf of such Borrower Party.
     “Availability” shall mean, as of any date of determination, the amount (if any) by which (a) the lesser of (i) the Revolving Loan Commitment, or (ii) the Borrowing Base as most recently reported by the Borrower Parties on or prior to such date of determination, exceeds (b) the Aggregate Revolving Credit Obligations on such date of determination.
     “Availability Block” shall mean a block against Availability in an amount equal to $20,000,000, which shall remain in effect from the Agreement Date until such time as the Administrative Agent has completed an Inventory appraisal, in form and substance reasonably satisfactory to the Administrative Agent in its Permitted Discretion and completed by appraisers selected by the Administrative Agent.
     “Available Letter of Credit Amount” shall mean, as of any particular time, an amount equal to the lesser of (a) the Letter of Credit Commitment at such time less the aggregate amount of all Letter of Credit Obligations then outstanding or (b) Availability at such time minus the Availability Block, to the extent in effect at such time of determination.
     “Average Availability” shall mean, as of any date of determination with respect to any period, an amount equal to the sum of the actual amount of Availability on each day during such period, as determined by the Administrative Agent, divided by the number of days in such period.
     “Bank Product Reserves” shall mean all reserves that the Administrative Agent, from time to time, establishes in its Permitted Discretion for Bank Products then provided or outstanding.
     “Bank Products” shall mean any one or more of the following types of services or facilities extended to the Borrower Parties by a Person who at the time such services or facilities were extended was a Lender (or any Affiliate of a Lender): (a) credit cards; (b) ACH Transactions; (c) cash management, including controlled disbursement services; and (d) the Lender Hedge Agreements.
     “Bank Products Documents” shall mean all agreements entered into from time to time by the Borrower Parties in connection with any of the Bank Products and shall include the Lender Hedge Agreements.

     “Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as now or hereafter amended, and any successor statute.
     “Base Rate” shall mean the higher of (i) the rate which the Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time, (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (1/2%) per annum or (iii) the Eurodollar Rate determined on a daily basis for a period of one (1) month (any changes in such rates to be effective as of the date of any change in such rate). The Administrative Agent’s prime lending rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer of the Administrative Agent. The Administrative Agent may make commercial loans or other loans at rates of interest at, above, or below the Administrative Agent’s prime lending rate
     “Base Rate Advance” shall mean an Advance which the Borrowers request to be made as a Base Rate Advance or which is converted to a Base Rate Advance, in accordance with the provisions of Section 2.2.
     “Blocked Account” shall have the meaning specified in Section 6.15.
     “Blocked Account Agreement” shall mean any agreement executed by a depository bank and the Administrative Agent, for the benefit of the Lender Group, and acknowledged and agreed to by the applicable Borrower Party, in form acceptable to the Administrative Agent in its sole discretion.
     “Borrower” and “Borrowers” shall have the meanings specified in the preamble.
     “Borrower Parties” shall mean, collectively, the Borrowers and the Guarantors; and “Borrower Party” shall mean any one of the foregoing Borrower Parties.
     “Borrower Payments” shall have the meaning specified in Section 2.8(b)(i).
     “Borrowing Base” shall mean, at any particular time, the sum of:
(a)	up to 90% of Eligible Credit Card Receivables; plus

(b)	up to 60% of the Value of Eligible Inventory, unless Availability is less than the greater of (i) 30% of the Revolving Loan Commitment or (ii) $20,000,000, then up to the lesser of (A) 60% of the Value of Eligible Inventory or (B) 85% of the NOLV of Eligible Inventory; plus

(c)	100% of Qualified Cash; minus

(d)	any Reserves.

     “Borrowing Base Certificate” shall mean a certificate of an Authorized Signatory of the Administrative Borrower substantially in the form of Exhibit B, or in such form as otherwise agreed to by the Administrative Agent and the Administrative Borrower.
     “Business Day” shall mean any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Georgia or is a day on which banking institutions located in such state are closed; provided, however, that when used with reference to a Eurodollar Advance (including the making, continuing, prepaying or repaying of any Eurodollar Advance), the term “Business Day” shall also exclude any day in which banks are not open for dealings in deposits of Dollars on the London interbank market.
     “Capital Expenditures” shall mean, for any period, on a consolidated basis for the Borrower Parties, the aggregate of all expenditures made by the Borrower Parties during such period that, in conformity with GAAP, are required to be included in or reflected on the consolidated balance sheet as a capital asset of the Borrower Parties, including, without limitation, Capitalized Lease Obligations of the Borrower Parties, but, for the avoidance of doubt, excluding EITF 97-10 Capital Lease Obligations.
     “Capitalized Lease Obligation” shall mean that portion of any obligation of a Person as lessee under a lease which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP, other than EITF 97-10 Capital Lease Obligations.
     “Cash Equivalents” shall mean, collectively, (a) marketable, direct obligations of the US and its agencies maturing within three hundred sixty-five (365) days of the date of purchase, (b) commercial paper issued by corporations, each of which shall have a consolidated net worth of at least $500,000,000, which commercial paper will mature within one hundred eighty (180) days from the date of the original issue thereof and is rated “P-1” or better by Moody’s or “A-1” or better by S&P, (c) certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase and issued by a US national or state bank having deposits totaling more than $500,000,000, and whose short-term debt is rated “P-1” or better by Moody’s or “A-1” or better by S&P, (d) up to $100,000 per institution and up to $1,000,000 in the aggregate in (i) short-term obligations issued by any local commercial bank or trust company located in those areas where any Borrower conducts its business, whose deposits are insured by the Federal Deposit Insurance Corporation, or (ii) commercial bank-insured money market funds, or any combination of the types of investments described in this clause (d), and (e) overnight investments with such financial institutions having a short term deposit rating of “P-1” or better by Moody’s, or “A-1” or better by S&P.
     “Cash Management Bank” shall have the meaning specified in Section 6.15.

     “Change in Control” shall mean the occurrence of one or more of the following events: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEA) of thirty-five percent (35%) or more of the outstanding shares of the voting Equity Interests of Parent; (b) as of any date a majority of the board of directors of Parent consists (other than vacant seats) of individuals who were not either (i) directors of Parent as of the Agreement Date, (ii) selected or nominated to become directors by the board of directors of Parent of which a majority consisted of individuals described in clause (i), or (iii) selected or nominated to become directors by the board of directors of Parent of which a majority consisted of individuals described in clause (i) and individuals described in clause (ii), or (c) except as specifically permitted hereunder, Parent ceases to directly or indirectly own and control one hundred percent (100%) of the outstanding Equity Interests of all of its Subsidiaries who are Borrower Parties.
     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
     “Collateral” shall mean all property pledged as collateral security for the Obligations pursuant to the Security Documents or otherwise, and all other property of any Borrower Party that is now or hereafter in the possession or control of any member of the Lender Group, or on which any member of the Lender Group has been granted a Lien.
     “Collateral Access Agreement” shall mean any agreement of any lessor, warehouseman, processor, consignee or other Person in possession of, having a Lien upon or having rights or interests in, any of the Collateral in favor of the Administrative Agent, for the benefit of the Lender Group, in form and substance satisfactory to the Administrative Agent in its Permitted Discretion, waiving or subordinating Liens or certain other rights or interests such Person may hold in regard to the property of any of the Borrower Parties and providing the Administrative Agent access to its Collateral.
     “Collateral Related Account” shall mean all deposit accounts into which any proceeds of Credit Card Receivables or Inventory are deposited and any concentration accounts related thereto (including all cash and other funds on deposit therein).
     “Commercial Letter of Credit” shall mean a documentary Letter of Credit issued by the Issuing Bank in respect of the purchase of goods or services by the Borrower in the ordinary course of its business.
     “Commitment Increase” shall have the meaning specified in Section 2.17(a).
     “Commitment Increase Cap” shall have the meaning specified in Section 2.17(a).
     “Compliance Certificate” shall mean a certificate executed by an Authorized Signatory of the Administrative Borrower substantially in the form of Exhibit C.

     “Concentration Account” shall mean one or more deposit accounts established by the Borrower Parties for the purpose of concentrating deposits made in the Collateral Related Accounts in accordance with Section 6.15.
     “Confidential Information” shall have the meaning specified in Section 11.17.
     “Credit Card Issuer” shall mean any Person (other than a Borrower Party) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc., Novus Services, Inc., or any proprietary card issuer reasonably acceptable to the Administrative Agent.
     “Credit Card Processor” shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower Party’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.
     “Credit Card Receivables” shall mean each Account together with all income, payments and proceeds thereof (net of any applicable reserves retained by a Credit Card Issuer or a Credit Card Processor), owed by a Credit Card Issuer or Credit Card Processor to a Borrower Party resulting from charges by a customer of a Borrower Party on credit or debit cards issued or processed by such Credit Card Issuer or Credit Card Processor in connection with the sale of goods by a Borrower Party, or services performed by a Borrower Party, in each case in the ordinary course of its business.
     “Date of Issue” shall mean the date on which the Issuing Bank issues (or, at the direction of the Issuing Bank, a Foreign Issuer issues) a Letter of Credit pursuant to Section 2.15.
     “Default” shall mean any Event of Default, and any of the events specified in Section 9.1 regardless of whether there shall have occurred any passage of time or giving of notice (or both) that would be necessary in order to constitute such event an Event of Default.
     “Default Rate” shall mean a simple per annum interest rate equal to, (a) with respect to all outstanding principal, the sum of (i) the applicable Interest Rate Basis, plus (ii) the Applicable Margin then in effect, plus (iii) two percent (2.00%), and (b) with respect to all other Obligations (other than Obligations from Bank Products), the sum of (i) the Base Rate, plus (ii) the Applicable Margin then in effect, plus (iii) two percent (2.00%); provided, however, that (y) as to any Eurodollar Advance outstanding on the date that the Default Rate becomes applicable, the Default Rate shall be based on the then applicable Eurodollar Basis until the end of the current Eurodollar Advance Period and thereafter the Default Rate shall be based on the Base Rate as in effect from time to time and (z) as to any Base Rate Advance outstanding on the date that the Default Rate becomes applicable, the Default Rate shall be based on the Base Rate as in effect from time to time.
     “Defaulting Lender” shall have the meaning specified in Section 2.2(e).
     “Disbursement Account” shall mean account number 003601213648 maintained at Bank of America, N.A., or as otherwise designated to the Administrative Agent by the Administrative Borrower.
     “Dividends” shall mean any direct or indirect distribution, dividend, or payment to any Person on account of any Equity Interests of any Borrower Party.
     “Dollars” or “$” shall mean the lawful currency of the United States of America.
     “Domestic Subsidiary” shall mean any Subsidiary of a Borrower that is organized and existing under the laws of the US or any state or commonwealth thereof or under the laws of the District of Columbia.
     “E-Fax” shall mean any system used to receive or transmit faxes electronically.
     “EBITDAR” shall mean, with respect to the Borrowers and their Subsidiaries for any period, determined on a consolidated basis in accordance with GAAP, the Net Income for such period, plus, without duplication and to the extent deducted in determining Net Income for such period, (i) income taxes, (ii) Interest Expense, (iii) depreciation and amortization expense, (iv) Lease Expense and (iv) the amount of any non-cash compensation as the result of any grant of Equity Interests or Equity Interest equivalents to employees, officers, directors or consultants of the Borrowers and their Subsidiaries; provided, however, that if any such calculation includes any period in which an acquisition or sale of a Person or all or substantially all of the assets of a Person occurred, then such calculation shall be made on a Pro Forma Basis.
     “EITF 97-10 Capital Lease Obligations” means obligations that are classified as “Capital Lease Obligations” under GAAP due to the application of Emerging Issues Task Force Regulation 97-10, and that, but for such regulation, would not constitute Capital Lease Obligations.
     “Electronic Transmission” shall mean each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or otherwise to or from an E-System or other equivalent service.
     “Eligible Assignee” shall mean (a) a Lender; (b) an Affiliate of a Lender; (c) an

Approved Fund; or (d) any other Person approved by (i) the Administrative Agent, (ii) with respect to any proposed assignee of the Revolving Loan Commitment, the Issuing Bank and, (iii) unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) a Default exists, the Administrative Borrower, such approvals not to be unreasonably withheld or delayed; provided, however, that if the consent of the Administrative Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in Section 11.5(b)), the Administrative Borrower shall be deemed to have given its consent five (5) Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Administrative Borrower prior to such fifth (5th) Business Day.
     “Eligible Credit Card Receivables” shall mean, at any particular date, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Credit Card Receivable (i) has been earned by performance, represents the bona fide amounts due to a Borrower Party from a Credit Card Issuer or a Credit Card Processor, and was originated in the ordinary course of business of such Borrower Party, and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (l) below. Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, a Credit Card Receivable shall indicate no Person other than a Borrower Party as payee or remittance party. In determining the amount to be so included, the face amount of a Credit Card Receivable shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower Party may be obligated to rebate to a customer, a Credit Card Issuer or a Credit Card Processor pursuant to the terms of any agreement or understanding) and (ii) the aggregate amount of all cash received in respect of such Credit Card Receivable but not yet applied by the applicable Borrower Party to reduce the amount of such Credit Card Receivable. Any Credit Card Receivables meeting the foregoing criteria shall be deemed Eligible Credit Card Receivables but only as long as such Credit Card Receivable is not included within any of the following categories, in which case such Credit Card Receivable shall not constitute an Eligible Credit Card Receivable:
     (a) Credit Card Receivables which do not constitute an “Account” (as defined in the UCC);
     (b) Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale of goods or services giving rise to such Credit Card Receivables;

     (c) Credit Card Receivables with respect to which a Borrower Party does not have good and valid title, free and clear of any Lien (other than Liens granted to the Administrative Agent and other Permitted Liens);
     (d) Credit Card Receivables that are not subject to a first priority security interest in favor of the Administrative Agent (other than Permitted Liens having priority over the Lien of the Administrative Agent under Applicable Law) (it being the intent that chargebacks in the ordinary course by such Credit Card Processors and Credit Card Issuers shall not be deemed violative of this clause);
     (e) Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (but only to the extent of such claim, counterclaim, offset or chargeback);
     (f) Credit Card Receivables as to which the Credit Card Processor has the right under certain circumstances to require a Borrower Party to repurchase the Credit Card Receivables from such Credit Card Processor;
     (g) Credit Card Receivables due from a Credit Card Issuer or Credit Card Processor of the applicable credit card which is the subject of any bankruptcy or Insolvency Proceedings;
     (h) Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable Credit Card Issuer with respect thereto;
     (i) Credit Card Receivables which do not conform in all material respects to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables;
     (j) Credit Card Receivables which are evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Administrative Agent and, to the extent necessary or appropriate, endorsed to the Administrative Agent;
     (k) Credit Card Receivables arising from the use of a private label credit card (i.e., any Credit Card Receivable where a Borrower Party or an Affiliate of a Borrower Party is the Credit Card Issuer); or
     (l) Credit Card Receivables arising from the use of a “co-branded” credit card which are deemed ineligible for inclusion in the Borrowing Base by the Administrative Agent in the exercise of its Permitted Discretion.
     “Eligible Domestic Inventory” shall mean, as of any particular date, the portion of the Inventory of the Borrowers that the Administrative Agent, in the exercise of its Permitted Discretion, determines to be Eligible Inventory; provided, however, that without limiting the right of the Administrative Agent to establish other criteria of ineligibility, Eligible Inventory shall not include any of the following Inventory:
     (a) Inventory that is not owned solely by a Borrower;
     (b) Inventory that does not conform to all of the warranties and representations regarding the same which are set forth in this Agreement or any of the other Loan Documents;
     (c) Inventory that is not located in the continental US either (i) on real property owned by a Borrower Party or (ii) on leased premises; provided, that if the landlord with respect to any leased premises thereof has a priming Lien (statutory or otherwise) with respect to the Inventory at such location, then the Inventory at such location shall not be deemed “Eligible Inventory” unless (A) such Person, and any bailee, warehouseman or similar party that will be in possession of such Inventory, shall have executed and delivered to the Administrative Agent a Collateral Access Agreement or (B) the Administrative Agent has established a Rent Reserve with respect to such location, in each case at the option of the Administrative Borrower;
     (d) Inventory at any location where the fair market value of the Inventory stored or located at such location is $50,000 or less;
     (e) Inventory in the possession of any bailee, warehouseman or similar party unless such Person shall have executed and delivered to the Administrative Agent a Collateral Access Agreement;
     (f) Inventory that is subject to any claim of reclamation, Lien (other than the Liens in favor of the Administrative Agent or Permitted Liens), adverse claim, interest or right of any other Person;
     (g) Inventory that has been consigned to or by any Person;
     (h) Inventory that is not in good condition or does not meet all standards imposed by any Person having regulatory authority over such goods or their use and/or sale, or Inventory that is not currently saleable in the normal course of a Borrower’s business;
     (i) Inventory that consists of work-in-process, fabric, trim, components or raw materials;
     (j) Inventory scheduled for return to vendors, Inventory which is obsolete or slow-moving (for purposes of this subsection, what constitutes “obsolete or slow-moving” Inventory shall be determined by the Administrative Agent in its Permitted Discretion), display items, packaging materials, labels or name plates or similar supplies;

     (k) Inventory that is not personal property in which a Borrower Party has granted a valid and continuing first priority Lien in favor of the Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Documents, or as to which all action necessary to perfect such security interest has not been taken;
     (l) Inventory that is covered, in whole or in part, by any security agreement, financing statement, equivalent security or Lien instrument or continuation statement which is on file or of record in any public office, except (i) such as may have been filed in favor of the Administrative Agent, for the benefit of the Lender Group, pursuant to the Security Documents or (ii) such as may have been filed with respect to Permitted Liens;
     (m) Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party requiring the payment of royalties or fees or requiring the consent of the licensor for a sale thereof by the Administrative Agent and is not subject to a Licensor Consent Agreement that has been requested by the Administrative Agent in its Permitted Discretion; or
     (n) Inventory that constitutes In-Transit Inventory.
     “Eligible In-Transit Inventory” shall mean all finished goods which constitute In-Transit Inventory (without duplication of any Eligible Domestic Inventory) owned any Borrower Party, which such Inventory is in transit to a Borrower Party’s location in the US or to a customer of a Borrower Party that will take delivery of such Inventory at the port of destination located in the US and as to which such In-Transit Inventory: (i) shall be the subject of a bill of lading or a cargo receipt that (A)(x) in the case of a negotiable bill of lading or negotiable cargo receipt, is consigned to the Administrative Agent or an Issuing Bank (either directly or by means of endorsement) or (y) in the case of a non-negotiable bill of lading or non-negotiable cargo receipt, is consigned to the Administrative Agent or an Issuing Bank (either directly or by means of endorsements) or to a Borrower Party if such bill of lading or cargo receipt shall state “[Name of applicable Borrower Party], subject to the security interest of SunTrust Bank, as agent, 303 Peachtree Street, N.E., Atlanta, Georgia 30308” thereon and (B) was issued by the carrier respecting the subject In-Transit Inventory, (ii) is insured in accordance with Section 6.5, (iii) with respect to In-Transit Inventory that is subject to a non-negotiable bill of lading or non-negotiable cargo receipt, such In-Transit Inventory shall be in the physical possession of an Approved Freight Handler and (iv) would not be deemed ineligible for inclusion in the Borrowing Base under clauses (a), (b), (f) (other than in respect of any possessory Lien of the related common carrier or any Lien in favor of a related Approved Freight Handler), (g), (h), (i), (j), (l) or (m) of the definition of Eligible Domestic Inventory, treating such eligibility criteria as applicable to such In-Transit Inventory; provided, however, the gross amount of Eligible In-Transit Inventory shall not, at any time, exceed $15,000,000. Upon the request of the Administrative Agent, the Borrower Parties shall promptly deliver to the Administrative Agent copies of all such bills of lading or cargo receipts.

     “Eligible Inventory” shall mean Eligible Domestic Inventory and Eligible In-Transit Inventory.
     “Environmental Laws” shall mean, collectively, any and all applicable federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including without limitation, Hazardous Materials or human health, as now or may at any time during the term of this Agreement be in effect.
     “Equity Interests” shall mean, as applied to any Person, any capital stock, membership interests, partnership interests or other equity interests of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.
     “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as in effect on the Agreement Date and as such Act may be amended thereafter from time to time.
     “ERISA Affiliate” shall mean, with respect to any Borrower Party, any trade or business (whether or not incorporated) that together with such Borrower Party, are treated as a single employer under Section 414 of the Code.
     “ERISA Event” shall mean, with respect to any Borrower Party or any ERISA Affiliate, (a) any “reportable event” within the meaning of Section 4043 of ERISA with respect to a Title IV Plan for which the thirty (30) day notice period has not been waived; (b) the withdrawal of any Borrower Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Borrower Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution or threatened institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the reorganization or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA; (g) the failure by any Borrower Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within thirty (30) days; (h) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA, or (i) the revocation or any action reasonably likely to threaten revocation of a Plan’s tax-qualified status under Code Section 401(a).

     “E-System” shall mean any electronic system, including Intralinks® and any other internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent, any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system.
     “Eurodollar Advance” shall mean an Advance which the Administrative Borrower requests to be made as a Eurodollar Advance or which is continued as or converted to a Eurodollar Advance, in accordance with the provisions of Section 2.2.
     “Eurodollar Advance Period” shall mean, for each Eurodollar Advance, each one (1), two (2), three (3) or six (6) month period, as selected by the Administrative Borrower pursuant to Section 2.2, during which the applicable Eurodollar Rate (but not the Applicable Margin) shall remain unchanged. Notwithstanding the foregoing, however: (a) any applicable Eurodollar Advance Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Eurodollar Advance Period shall end on the next preceding Business Day; (b) any applicable Eurodollar Advance Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Eurodollar Advance Period is to end shall (subject to clause (a) above) end on the last day of such calendar month; and (c) no Eurodollar Advance Period shall extend beyond the Maturity Date or such earlier date as would interfere with the repayment obligations of the Borrowers under Section 2.6.
     “Eurodollar Basis” shall mean, with respect to each Eurodollar Advance Period, a simple per annum interest rate equal to the quotient of (a) the Eurodollar Rate divided by (b) one minus the Eurodollar Reserve Percentage, stated as a decimal. The Eurodollar Basis shall remain unchanged during the applicable Eurodollar Advance Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage.
     “Eurodollar Rate” shall mean, for any Eurodollar Advance Period, the rate per annum quoted on the display designated on that page of the Bloomberg reporting service, or similar service as determined by the Administrative Agent, that displays British Banker’s Association Interest Settlement Rates for Dollar deposits as of 11:00 a.m. (London, England time) two (2) Business Days prior to the applicable date of determination; provided, however, that if no such quoted rate appears on such page, the rate used for such Eurodollar Advance Rate shall be the per annum rate of interest determined by the Administrative Agent to be the rate at which Dollar deposits for such Eurodollar Advance Period are offered to the Administrative Agent as of 11:00 a.m. (London, England time) two (2) business days prior to such date of determination.
     “Eurodollar Reserve Percentage” shall mean the aggregate of the maximum reserve percentages (including, without limitation, any emergency, supplemental, special or other marginal reserves) expressed as a decimal (rounded upwards to the next one one-hundredth of one percent (1/100th of 1%)) in effect on any day to which the Administrative Agent is subject with respect to the Eurodollar Basis pursuant to regulations issued by the Board of Governors of the Federal Reserve System (or any Governmental Authority succeeding to any of its principal functions) (“Regulation D”) with respect to Eurocurrency Liabilities (as that term is defined in Regulation D). Eurodollar Advances shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Administrative Agent under Regulation D. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. The Eurodollar Basis for any Eurodollar Advance shall be adjusted as of the effective date of any changes in the Eurodollar Reserve Percentage.
     “Event of Default” shall mean any of the events specified in Section 9.1, provided that any requirement for notice or lapse of time, or both, has been satisfied.
     “Excluded Accounts” shall mean any Accounts related to (i) that certain promissory note from J. McGarvey Construction Company, Inc. payable to Chico’s Retail Services, Inc. dated as of August 1, 2007, (ii) receivables related to builder or lessor paid tenant improvements and other tenant allowances, (iii) tax refunds, (iv) amounts due with respect to employee relocation advances, (v) insurance receivables existing as of the Agreement Date with respect to property damage resulting from the named storm commonly known as “Hurricane Ike”, and (vi) contingent receivable existing as of the Agreement Date in connection with the disposition of Investments in lucy activeware, inc.
     “Executive Order No. 13224” shall mean Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.
     “Existing Credit Agreement” shall mean that certain Second Restated Revolving Credit Loan Agreement made and entered into as of June 23, 2005, by and among Parent, certain subsidiaries of Parent party thereto and Bank of America, N.A., as amended, restated, supplemented or otherwise modified from time to time.
     “Existing Letters of Credit” shall mean those certain letters of credit issued pursuant to the Existing Credit Agreement outstanding on the Agreement Date, all such letters of credit being listed on Schedule E-1.
     “Federal Funds Rate” shall mean, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, “H.15(519)”) on the preceding Business Day opposite the caption “Federal Funds (Effective)”; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 12:00 noon

(Atlanta, Georgia time) on that day by each of three (3) leading brokers of Federal funds transactions in New York, New York selected by the Administrative Agent.
     “Fee Letter” shall mean that certain fee letter dated as of the Agreement Date, executed by the Borrowers and addressed to SunTrust Bank.
     “Financial Covenant” shall mean the financial covenant applicable to the Borrower Parties from time to time pursuant to Section 8.10.
     “Fixed Charge Coverage Ratio” shall mean, with respect to the Borrowers and their Subsidiaries on a consolidated basis for any period, calculated on a Pro Forma Basis during such period, the ratio of (a) the greater of (i) (x) EBITDAR for such period minus (y) the sum of (A) Capital Expenditures made during such period and not financed with the proceeds of Funded Debt (other than the proceeds of a Loan) and (B) tax payments paid in cash during such period, or (ii) zero, to (b) the sum of without duplication (i) scheduled payments of principal made with respect to Funded Debt during such period (which, for purposes of clarification, exclude (i) principal payments (other than scheduled amortization payments, if any) made on any outstanding Funded Debt prior to its maturity and (ii) prepayments under the Revolving Loans), (ii) Interest Expense during such period, (iii) Restricted Purchases and Restricted Payments (other than Dividends paid in kind) paid during such period and (iv) Lease Expense during such period.
     “Foreign Issuer” shall mean any foreign bank engaged by the Issuing Bank to issue Commercial Letters of Credit on behalf of the Issuing Bank so long as (a) such foreign bank has agreed to hold any and all documents, instruments or other Collateral in its possession in connection with the issuance of any Commercial Letter of Credit as bailee on behalf of the Administrative Agent to perfect the Administrative Agent’s security interest in such documents, instruments or other Collateral and (b) the agreement between the Issuing Bank and the Foreign Issuer is satisfactory to the Administrative Agent in its reasonable discretion.
     “Foreign Lender” shall have the meaning specified in Section 2.8(b).
     “Foreign Subsidiary” shall mean any Subsidiary of a Borrower Party that does not constitute a Domestic Subsidiary.
     “Freight Handler” shall mean any freight forwarder, customs broker, customs agent, shipper, shipping company or similar Person utilized by a Borrower Party from time to time in connection with the importation of Inventory.
     “Fund” shall mean any Person that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

     “Funded Debt” shall mean, with respect to the Borrowers and their Subsidiaries on a consolidated basis and without duplication, as of any calculation date, (a) any obligation of such Person for borrowed money, including, without limitation, all of the Obligations; (b) any obligation of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) any obligation of such Person to pay the deferred purchase price of property or for services (other than in the ordinary course of business); (d) any Capitalized Lease Obligation; (e) any obligation or liability of others secured by a Lien on property owned by such Person, whether or not such obligation or liability is assumed; (f) any debt, liability or obligation of such Person arising from or in connection with any Hedge Agreements and, without double counting, any other debt, liability or obligation arising from or in connection with any Bank Products; (g) any reimbursement obligations (contingent or otherwise) of such Person with respect to letters of credit, bankers acceptances and similar instruments issued for the account of such Person; (h) any Guaranty (except items of shareholders’ equity or Equity Interests or surplus or general contingency or deferred tax reserves); (i) any financial obligation of such Person under purchase money mortgages; (j) any financial obligation of such Person under asset securitization vehicles; (k) any obligations of such Person under conditional sales contracts and similar title retention instruments with respect to property acquired; and (l) any financial obligation of such Person as issuer of Equity Interests redeemable in whole or in part at the option of a Person other than such issuer, at a fixed and determinable date or upon the occurrence of an event not solely within the control of such issuer; provided, however, that notwithstanding anything in GAAP to the contrary, the amount of all obligations shall be the full face amount of such obligations.
     “Funding Losses” shall mean expenses incurred by any Lender or any participant of such Lender permitted hereunder in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be, and any lost profit of such Lender or any participant of such Lender over the remainder of the Eurodollar Advance Period for such prepaid Advance. For purposes of calculating amounts payable to a Lender hereunder with respect to Funding Losses, each Lender shall be deemed to have actually funded its relevant Eurodollar Advance through the purchase of a deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Eurodollar Advance and having a maturity and repricing characteristics comparable to the relevant Eurodollar Advance Period; provided, however, that each Lender may fund each of its Eurodollar Advances in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable hereunder.
     “GAAP” shall mean generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the US accounting profession).

     “Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government.
     “Guarantors” shall mean, collectively, the Subsidiary Guarantors and any other Person that has executed a Guaranty Supplement or other document guaranteeing the Obligations; and “Guarantor” shall mean any one of the foregoing Guarantors.
     “Guaranty” or “guaranteed,” as applied to an obligation (each a “primary obligation”), shall mean and include (a) any guaranty, direct or indirect, in any manner, of any part or all of such primary obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such primary obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit, and any obligation of any Person, whether or not contingent, (i) to purchase any such primary obligation or any property or asset constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of such primary obligation or (B) to maintain working capital, equity capital or the net worth, cash flow, solvency or other balance sheet or income statement condition of any other Person, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner or holder of any primary obligation of the ability of the primary obligor with respect to such primary obligation to make payment thereof or (iv) otherwise to assure or hold harmless the owner or holder of such primary obligation against loss in respect thereof. All references in this Agreement to “this Guaranty” shall be to the Guaranty provided for pursuant to the terms of Article 3.
     “Guaranty Supplement” shall have the meaning specified in Section 6.20.
     “Hazardous Materials” shall mean any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), friable asbestos containing materials defined or regulated as such in or under any Environmental Law.
     “Hedge Agreement” shall mean any and all transactions, agreements or documents now existing or hereafter entered into between or among any Borrower Party, on the one hand, and a third party, on the other hand, which provides for an interest rate, credit or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging such Borrower Party’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations.
     “Immaterial Subsidiary” means any Subsidiary of Parent that has been designated by Parent in writing to the Administrative Agent as an “Immaterial Subsidiary” for

purposes of this Agreement and the other Loan Documents, provided that for purposes of this Agreement, at no time shall (i) the book value of total assets of any Immaterial Subsidiary equal or exceed $100,000 or the book value of total assets of all Immaterial Subsidiaries, in the aggregate, exceed $500,000, or (ii) any Immaterial Subsidiary own assets of the type included in the Borrowing Base in excess of $100,000 or all Immaterial Subsidiaries own assets of the type included in the Borrowing Base, collectively, in an aggregate amount in excess of $500,000, or (iii) the gross revenues of any Immaterial Subsidiary for any fiscal year equal or exceed $100,000 or the gross revenues of all Immaterial Subsidiaries for any fiscal year equal or exceed, in the aggregate, $500,000. As of the Agreement Date, Pazo, Inc. and FitAppCo, Inc. are the sole Subsidiaries designated by Parent as Immaterial Subsidiaries for purposes of this Agreement and the other Loan Documents.
     “Indemnified Person” shall mean each member of the Lender Group, each Affiliate thereof and each of their respective employees, representatives, officers, agents and directors.
     “Insolvency Proceeding” shall mean any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state, federal or non-US bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.
     “Interest Expense” shall mean, for the Borrowers and their Subsidiaries, for any period determined on a consolidated basis in accordance with GAAP, the sum of (i) interest expense and loan fees, including capitalized and non-capitalized interest and the interest component of Capitalized Lease Obligations (whether or not actually paid during such period) and (ii) the net amount payable (or minus the net amount receivable) under any Hedge Agreement during such period (whether or not actually paid or received during such period).
     “Interest Rate Basis” shall mean the Base Rate or the Eurodollar Basis, as applicable.
     “In-Transit Inventory” shall mean Inventory of a Borrower Party that is currently in transit (whether by vessel, air or land) from (i) a location outside the United States to a location in the United States or (ii) a location in the continental United States to another location in the continental Untied States, but shall not include any Inventory from and after the date on which it is delivered to a Borrower in the continental United States, even if such Inventory is thereafter transported to another location of the Borrowers.
     “Inventory” shall mean all “inventory,” as such term is defined in the UCC, of each Borrower Party, whether now existing or hereafter acquired, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of a Borrower Party for sale or lease or are furnished or are to be furnished under a contract of service, goods that are leased by a Borrower Party as lessor, or that constitute raw materials, samples, work-in-process, finished goods, returned goods, promotional materials or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Borrower Party’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software; provided, however, with respect to any embedded software, Inventory shall not include any licensed software to the extent if and only for so long as a grant of a security interest in accordance with the Loan Documents would constitute or result in a breach, termination or default under any such lease, license, permit, contract or agreement related thereto; provided, further, that (a) in no event shall the foregoing be construed to apply if any described prohibition is unenforceable under Section 9-406, 9-407, or 9-408 of the UCC or other applicable law or principle of equity, and (b) such embedded software shall immediately and automatically be included with respect to any portion of such lease, license, permit, contract or agreement that does not result in any of the consequences specified above.
     “Investment” shall mean, with respect to any Person, any loan, advance or extension of credit by such Person to, or any Guaranty with respect to the Equity Interests, Funded Debt or other obligations of, or any contributions to the capital of, any other Person, or any ownership, purchase or other acquisition by such Person of any Equity Interests of any other Person, other than any acquisition of all or substantially all of the Equity Interests of a Person or all or substantially all of the assets, property or business of a Person.
     “Issuing Bank” shall mean SunTrust Bank, or any other Person who hereafter may be designated as the Issuing Bank pursuant to an Assignment and Acceptance or otherwise.
     “Lease Expense” shall mean, for any period, the aggregate amount of fixed and contingent rentals paid or payable by the Borrowers and their Subsidiaries with respect to leases of real and personal property (excluding Capitalized Lease Obligations) determined on a consolidated basis in accordance with GAAP for such period.
     “Lender Agreement” shall mean a lender joinder agreement, in form and substance satisfactory to the Administrative Agent.
     “Lender Group” shall mean, collectively, the Administrative Agent, the Issuing Bank and the Lenders. In addition, if SunTrust Bank ceases to be the Administrative Agent, then for any Lender Hedge Agreement entered into by any Borrower Party with SunTrust Bank while it was the Administrative Agent, SunTrust Bank shall be a deemed to be a member of the Lender Group for purposes of determining the secured parties under any Security Documents.
     “Lender Hedge Agreement” shall mean any and all Hedge Agreements now existing or hereafter entered into between or among any Borrower Party, on the one hand,

and any Person that is a Lender (or an Affiliate of a Lender) at the time such Hedge Agreement was entered into, on the other hand.
     “Lenders” shall mean those lenders whose names are set forth on the signature pages to this Agreement under the heading “Lenders” and any assignees of the Lenders who hereafter become parties hereto pursuant to and in accordance with Section 11.5; and “Lender” shall mean any one of the foregoing Lenders.
     “Letter of Credit Commitment” shall mean the obligation of the Issuing Bank to issue, or arrange for the issuance of, Letters of Credit in an aggregate face amount from time to time not to exceed $10,000,000 pursuant to the terms of this Agreement.
     “Letter of Credit Obligations” shall mean, at any time, the sum of (a) an amount equal to one hundred percent (100%) of the aggregate undrawn and unexpired stated amount (including the amount to which any such Letter of Credit can be reinstated pursuant to its terms) of the then outstanding Letters of Credit, plus (b) an amount equal to one hundred percent (100%) of the aggregate drawn, but unreimbursed drawings of any Letters of Credit (excluding, for the avoidance of doubt, such drawings that have been reimbursed with Advances made pursuant to Section 2.15).
     “Letter of Credit Reserve Account” shall mean any account maintained by the Administrative Agent for the benefit of the Issuing Bank, the proceeds of which shall be applied as provided in Section 9.2(d).
     “Letters of Credit” shall mean either Standby Letters of Credit or Commercial Letters of Credit issued by the Issuing Bank for the account of any of the Borrowers from time to time in accordance with Section 2.15.
     “License Agreement” shall mean any license agreement or other agreement between a Borrower Party and a Person duly holding rights in a trademark, trade name or service mark pursuant to which such Borrower Party is granted a license to use such trademark, trade name or service mark on Inventory of such Borrower Party.
     “Licensor Consent Agreement” shall mean an agreement among the applicable Borrower Party, the Administrative Agent and the applicable licensor in form and substance reasonably acceptable to the Administrative Agent pursuant to which, among other things, the licensor acknowledges the Lien of the Administrative Agent in the Inventory that is subject to the applicable License Agreement and agrees to permit the Administrative Agent to sell the Inventory that is subject to the License Agreement upon and during the continuance of an Event of Default.
     “Lien” shall mean, with respect to any property, any mortgage, lien, pledge, negative pledge agreement, assignment for security purposes, charge, option, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment, any documents, notice, instruments or other filings under the Federal Assignment of Claims

Act of 1940 or other encumbrance of any kind in respect of such property, whether or not choate, vested, or perfected.
     “Lien Acknowledgement Agreement” shall mean an agreement between a Freight Handler and the Administrative Agent, in form and substance satisfactory to the Administrative Agent, pursuant to which, among other things, the Freight Handler (a) acknowledges the Lien of the Administrative Agent in the Collateral in the possession of the Freight Handler and any documents evidencing same, (b) agrees to hold any documents of title evidencing the Collateral as Administrative Agent’s agent and bailee for purposes of perfecting the Administrative Agent’s Lien on such Collateral and (c) if so instructed by the Administrative Agent, agrees to return to the Administrative Agent or otherwise deliver at its direction, all of the Collateral in its custody, control or possession.
     “Loan Account” shall have the meaning specified in Section 2.7.
     “Loan Documents” shall mean this Agreement, any Revolving Loan Notes, the Security Documents, the Blocked Account Agreements, the Fee Letter, the Guaranty Supplements, all reimbursement agreements relating to Letters of Credit issued hereunder, all Collateral Access Agreements, all Compliance Certificates, all Requests for Advance, all Requests for Issuance of Letters of Credit, all Notices of Conversion/Continuation, all Borrowing Base Certificates, all documents executed by a Borrower Party in connection with the Federal Assignment of Claims Act of 1940 (if any), and all other documents, lockbox agreements, instruments, certificates, and agreements executed or delivered by a Borrower Party in connection with or contemplated by this Agreement, including, without limitation, any security agreements or guaranty agreements from any Borrower’s Subsidiaries to the Lender Group, or any of them; provided, however, that, notwithstanding the foregoing, none of the Bank Product Documents shall constitute Loan Documents.
     “Loans” shall mean, collectively, the Revolving Loans, the Swing Loans and the Agent Advances.
     “Majority Lenders” shall mean, as of any date of calculation, Lenders the sum of whose unutilized portions of the Revolving Loan Commitment plus Loans (other than Swing Loans and Agent Advances) outstanding plus participation interests in Letter of Credit Obligations, Swing Loans and Agent Advances outstanding on such date of calculation equals or exceeds fifty percent (50%) of the sum of the aggregate unutilized Revolving Loan Commitment plus Loans (other than Swing Loans and Agent Advances) outstanding plus participation interests in Letter of Credit Obligations, Swing Loans and Agent Advances outstanding of all of the Lenders as of such date of calculation; provided, however, that so long as there are only two Lenders party to this Agreement, Majority Lenders shall mean both of such Lenders (other than a Defaulting Lender).
     “Margin Stock” shall have the meaning specified in Section 5.1(t).

     “Material Contracts” shall mean, collectively, all contracts, leases, instruments, guaranties, licenses or other arrangements (other than the Loan Documents) to which any Borrower Party or any Subsidiary of a Borrower Party is or becomes a party and which are required to be filed with the U.S. Securities and Exchange Commission under Item 601(b)(4) or 601(b)(10) of Regulation S-K (other than those required to be filed as a result of Item 601(b)(10)(ii)(A), 601(b)(10)(iii)(A) or 601(b)(10)(iii)(B) of Regulation S-K).
     “Materially Adverse Effect” shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), a material adverse change in, or a material adverse effect on: (a) the business, operations, prospects, properties, condition (financial or otherwise), assets or income of the Borrowers and their Subsidiaries, taken as a whole; (b) the ability of the Borrowers and their Subsidiaries, taken as a whole, to perform any material obligations under the Loan Documents, taken as a whole; or (c) (i) the validity, binding effect or enforceability of the Loan Documents, taken as a whole, (ii) the rights, remedies or benefits available to the Administrative Agent, the Issuing Bank or any Lender under the Loan Documents, taken as a whole, or (iii) the attachment, perfection or priority of any Lien of the Administrative Agent under the Security Documents on a material portion of the Collateral. In determining whether any individual event, act, condition or occurrence of the foregoing types would result in a Materially Adverse Effect, notwithstanding that a particular event, act, condition or occurrence does not itself have such effect, a Materially Adverse Effect shall be deemed to have occurred if the cumulative effect of such event, act, condition or occurrence and all other events, acts, conditions or occurrences of the foregoing types which have occurred would result in a Materially Adverse Effect.
     “Maturity Date” shall mean November 24, 2011, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise).
     “Maximum Guaranteed Amount” shall have the meaning specified in Section 3.1(g).
     “Moody’s” shall mean Moody’s Investor Service, Inc., or any successor thereto.
     “Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, and to which any Borrower Party or ERISA Affiliate is making, is obligated to make or has made or been obligated to make at any time within the past five (5) years, contributions on behalf of participants who are or were employed by any of them.
     “Necessary Authorizations” shall mean all material authorizations, consents, permits, approvals, licenses, and exemptions from, and all filings and registrations with, and all reports to, any Governmental Authority whether federal, state, local, and all agencies thereof, which are required for the transactions contemplated by the Loan

Documents and the conduct of the businesses and the ownership (or lease) of the properties and assets of the Borrower Parties.
     “Net Cash Proceeds” shall mean, with respect to any sale, lease, transfer, casualty loss or other disposition or loss of assets by any Borrower Party or any issuance by any Borrower Party of any Equity Interests or the incurrence by any Borrower Party of any Funded Debt (other than the Obligations), the aggregate amount of cash received for such assets or Equity Interests, or as a result of such Funded Debt, net of reasonable and customary transaction costs properly attributable to such transaction and payable by such Borrower Party to a non-Affiliate in connection with such sale, lease, transfer or other disposition of assets or the issuance of any Equity Interests or the incurrence of any Funded Debt, including, without limitation, sales commissions and underwriting discounts.
     “Net Income” shall mean, for any period, the consolidated net income (or loss) of the Borrowers and their Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary gains or losses, (ii) any gains attributable to write-ups of assets, (iii) any non-cash losses attributable to write-downs of intangible assets, (iv) any Equity Interest of any Borrower or any Subsidiary of any Borrower in the unremitted earnings of any Person that is not a Subsidiary, and (v) any income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with any Borrower or any Subsidiary on the date that such Person’s assets are acquired by such Borrower or such Subsidiary.
     “New Lender” shall have the meaning specified in Section 2.17(a).
     “NOLV” shall mean, as to any particular asset, the value that is estimated to be recoverable in an orderly liquidation thereof, as determined from time to time by a qualified appraiser selected by the Administrative Agent, net of all liquidation costs and expenses.
     “Notice of Conversion/Continuation” shall mean a notice in substantially the form of Exhibit D.
     “Notice of Requested Commitment Increase” shall mean a notice substantially in the form of Exhibit I
     “Obligations” shall mean (a) all payment and performance obligations as existing from time to time of the Borrower Parties to the Lender Group, or any of them, under this Agreement and the other Loan Documents (including all Letter of Credit Obligations and including any interest, fees and expenses that, but for the provisions of the Bankruptcy Code, would have accrued), or as a result of making the Loans or issuing the Letters of Credit, (b) the obligation to pay an amount equal to the amount of any and all damages which the Lender Group, or any of them, may suffer by reason of a breach by any

Borrower Party of any obligation, covenant, or undertaking with respect to this Agreement or any other Loan Document, and (c) any debts, liabilities and obligations as existing from time to time of any Borrower Party to the Administrative Agent (or an Affiliate of the Administrative Agent) arising from or in connection with any Bank Products and, if SunTrust Bank ceases to be the Administrative Agent, any debts, liabilities and obligations as existing from time to time of any Borrower Party to SunTrust Bank (or an Affiliate of SunTrust Bank) arising from or in connection with any Bank Products Documents entered into at a time when SunTrust Bank was the Administrative Agent.
     “OFAC” shall mean the Office of Foreign Assets Control of the United States Department of the Treasury.
     “Other Taxes” shall have the meaning specified in Section 2.8(b)(ii).
     “Overadvance” shall have the meaning specified in Section 2.1(e).
     “Participant” shall have the meaning specified in Section 11.5(d).
     “Payment Date” shall mean the last day of each Eurodollar Advance Period for a Eurodollar Advance.
     “PBGC” shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
     “Permitted Discretion” shall mean a determination made in the exercise of reasonable commercial discretion in accordance with the Administrative Agent’s customary or generally applicable credit policies.
     “Permitted Liens” shall mean, as applied to any Person:
     (a) Any Lien in favor of the Administrative Agent or any other member of the Lender Group given to secure the Obligations;
     (b) (i) Liens on real estate for real estate taxes not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies, or claims not yet delinquent or the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person’s books;
     (c) Liens of carriers, warehousemen, mechanics, laborers, suppliers, workers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

     (d) Liens incurred in the ordinary course of business in connection with worker’s compensation and unemployment insurance or other types of social security benefits;
     (e) Easements, rights-of-way, restrictions (including zoning or deed restrictions), and other similar encumbrances on the use of real property which in the reasonable opinion of the Administrative Agent do not interfere with the ordinary conduct of the business of such Person;
     (f) Purchase money security interests and Liens securing Capitalized Lease Obligations provided that such Lien attaches only to the asset (which asset shall not constitute Inventory) so purchased or leased by such Person and secures only Funded Debt incurred by such Person in order to purchase or lease such asset, but only to the extent permitted by Section 8.1(e);
     (g) Deposits to secure the performance of bids, trade contracts, tenders, sales, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
     (h) Liens on assets of the Borrower Parties existing as of the Agreement Date which are set forth on Schedule 1(b);
     (i) Liens of Bank of America, N.A. with respect to the cash collateralization of (i) the Existing Letters of Credit in an amount not to exceed $5,000,000 and (ii) additional letters of credit issued by Bank of America, N.A. within ninety (90) days after the Agreement Date in an aggregate amount not to exceed $10,000,000;
     (j) Statutory Liens in favor of landlords with respect to Inventory at leased premises in a state that provides for statutory Liens in favor of landlords or Liens arising under leases entered into by a Borrower Party in the ordinary course of business; and
     (k) Liens on reserves retained by a Credit Card Issuer or a Credit Card Processor.
     “Person” shall mean an individual, corporation, partnership, trust, joint stock company, limited liability company, unincorporated organization, other legal entity or joint venture or a government or any agency or political subdivision thereof.
     “Plan” shall mean an employee benefit plan within the meaning of Section 3(3) of ERISA that any Borrower Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to or has maintained, contributed to or had an obligation to contribute to at any time within the past six (6) years on behalf of participants who were employed by any Borrower Party or ERISA Affiliate.

     “Pro Forma Basis” shall mean for purposes of determining compliance with the Financial Covenant and the defined terms relating thereto, giving pro forma effect to any acquisition or sale of a Person, all or substantially all of the business or assets of a Person, and any related incurrence, repayment or refinancing of Funded Debt, Capital Expenditures or other related transactions which would otherwise be accounted for as an adjustment permitted by Regulation S-X under the Securities Act or on a pro forma basis under GAAP, in each case, as if such acquisition or sale and related transactions were realized on the first day of the relevant period.
     “Property” shall mean any real property or personal property, plant, building, facility, structure, underground storage tank or unit, equipment, Inventory or other asset owned, leased or operated by the Borrower Parties, their Subsidiaries or any of them (including, without limitation, any surface water thereon or adjacent thereto, and soil and groundwater thereunder).
     “Qualified Cash” shall mean, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of the Borrower Parties that is in deposit accounts or in securities accounts, or any combination thereof, maintained at SunTrust Bank and which such deposit account or securities account is the subject of a Blocked Account Agreement; provided, however, the aggregate amount of “Qualified Cash” shall not at any time exceed $5,000,000.
     “Register” shall have the meaning specified in Section 11.5(c).
     “Reimbursement Obligations” shall mean the payment obligations of the Borrowers under Section 2.15(d).
     “Rent Reserve” shall mean, with respect to any leased real property an amount equal to three (3) months rental expense for such leased real property (or such other amount as the Administrative Agent may deem appropriate in its Permitted Discretion based on the existence of any statutory Lien).
     “Replacement Event” shall have the meaning specified in Section 11.16.
     “Replacement Lender” shall have the meaning specified in Section 11.16.
     “Request for Advance” shall mean any certificate signed by an Authorized Signatory of the Administrative Borrower requesting a new Advance hereunder, which certificate shall be denominated a “Request for Advance,” and shall be in substantially the form of Exhibit E. Each Request for Advance shall, among other things, specify the date of the Advance, which shall be a Business Day, the amount of the Advance, and the type of Advance.
     “Request for Issuance of Letter of Credit” shall mean any certificate signed by an Authorized Signatory of the Administrative Borrower requesting that the Issuing Bank issue a Letter of Credit hereunder, which certificate shall be in substantially the form of Exhibit F, and shall, among other things, (a) specify that the requested Letter of Credit is either a Commercial Letter of Credit or a Standby Letter of Credit, (b) the stated amount of the Letter of Credit (which shall be in Dollars), (c) the effective date (which shall be a Business Day) for the issuance of such Letter of Credit, (d) the date on which such Letter of Credit is to expire (which shall be a Business Day and which shall be subject to Section 2.15(a)), (e) the Person for whose benefit such Letter of Credit is to be issued, (f) other relevant terms of such Letter of Credit, and (g) the Available Letter of Credit Amount as of the scheduled date of issuance of such Letter of Credit.
     “Reserves” shall mean reserves that the Administrative Agent may establish from time to time in its Permitted Discretion for such purposes as the Administrative Agent shall deem necessary (without duplication of any amounts accounted for in the definitions of Eligible Credit Card Receivables, Eligible Domestic Inventory, Eligible In-Transit Inventory or NOLV). Without limiting the generality of the foregoing, the following reserves (without duplication) shall be deemed an exercise of the Administrative Agent’s Permitted Discretion: (a) reserves for accrued but unpaid ad valorem, excise and personal property tax liability; (b) Bank Product Reserves; (c) reserves for warehousemen’s, bailees’, shippers’, brokers’ or carriers’ charges; (d) with respect to Eligible In-Transit Inventory, reserves for duties, customs brokers, insurance and other incidental charges pertaining thereto; (e) with respect to Eligible Inventory, reserves for any required royalty or similar licensing payments, (f) Rent Reserves; and (g) reserves for any other matter that has a negative impact on the value of the Collateral.
     “Restricted Payment” shall mean (a) Dividends, and (b) any redemption, purchase, retirement, defeasance, sinking fund or similar payment or any claim of rescission with respect to the Equity Interests of Parent.
     “Restricted Purchase” shall mean any payment on account of the purchase, redemption, or other acquisition or retirement of any shares of Equity Interests of Parent.
     “Retiree Welfare Plan” shall mean a Plan that is an “employee welfare benefit plan” within the meaning of Section 3(1) of ERISA that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant’s termination of employment, other than continuation coverage provided pursuant to Code Section 4980B (or applicable state law mandating health insurance continuation coverage for employees) and at the sole expense of the participant or the beneficiary.
     “Revolving Commitment Ratio” shall mean, with respect to any Lender, the ratio, expressed as a percentage, of (a) the portion of the Revolving Loan Commitment of such Lender, divided by (b) the Revolving Loan Commitment of all Lenders, which, as of the Agreement Date, are set forth (together with Dollar amounts thereof) on Schedule 1(a).
     “Revolving Loan Commitment” shall mean the several obligations of the Lenders to advance the aggregate amount of up to $55,000,000 to the Borrowers on or after the

Agreement Date, in accordance with their respective Revolving Commitment Ratios, pursuant to the terms of this Agreement, as such amount may be reduced from time to time pursuant to the terms of this Agreement or increased pursuant to Section 2.17.
     “Revolving Loan Notes” shall mean those certain promissory notes issued by the Borrowers to each of the Lenders that requests a promissory note, in accordance with each such Lender’s Revolving Commitment Ratio of the Revolving Loan Commitment, in substantially in the form of Exhibit G.
     “Revolving Loans” shall mean, collectively, the amounts (other than Agent Advances and Swing Loans) advanced from time to time by the Lenders to the Borrowers under the Revolving Loan Commitment, not to exceed the amount of the Revolving Loan Commitment.
     “S&P” shall mean Standard & Poor’s Ratings Group, a division of McGraw-Hill, Inc., or any successor thereto.
     “Sanctioned Country” shall mean a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index.html, or as otherwise published from time to time.
     “Sanctioned Person” shall mean (i) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.
     “SEA” shall mean the Securities and Exchange Act of 1934 and the rules promulgated thereunder by the Securities and Exchange Commission, as amended from time to time or any similar Federal law then in force.
     “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar Federal law then in force.
     “Security Agreement” shall mean that certain Security Agreement dated as of the Agreement Date among the Borrower Parties and the Administrative Agent, on behalf of, and for the benefit of, the Lender Group.
     “Security Documents” shall mean, collectively, the Security Agreement, all UCC-1 financing statements and any other document, instrument or agreement granting Collateral for the Obligations, as the same may be amended or modified from time to time.

     “Standby Letter of Credit” shall mean a Letter of Credit issued to support obligations of any Borrower Party incurred in the ordinary course of its business, and which is not a Commercial Letter of Credit.
     “Subsidiary” shall mean, as applied to any Person, (a) any corporation of which more than fifty percent (50%) of the outstanding stock (other than directors’ qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership or limited liability company of which more than fifty percent (50%) of the outstanding partnership interests or membership interests, as the case may be, is at the time owned by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, and (b) any other entity which is controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.
     “Subsidiary Guarantors” shall mean all Domestic Subsidiaries of the Borrowers signatory to this Agreement as a “Guarantor” and all Domestic Subsidiaries of the Borrowers that have executed and delivered a Guaranty Supplement.
     “Swing Bank” shall mean SunTrust Bank, or any other Lender who shall agree with the Administrative Agent to act as Swing Bank.
     “Swing Loans” shall mean, collectively, the amounts advanced from time to time by the Swing Bank to the Borrowers under the Revolving Loan Commitment in accordance with Section 2.2(g).
     “Swingline Rate” shall mean the rate offered to the Borrowers by the Administrative Agent and accepted by the Administrative Borrower with respect to Swing Loans; provided, however, the Administrative Borrower is under no obligation to accept the rate offered by the Administrative Agent and the Administrative Agent is under no obligation to fund any Swing Loans.
     “Taxes” shall have the meaning specified in Section 2.8(b)(i).
     “Title IV Plan” shall mean a Plan that is an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA, that is covered by Title IV of ERISA.
     “UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Georgia; provided, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Administrative Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Georgia, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.
     “Unfunded Pension Liability” shall mean at any time, the aggregate amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of five (5) years following a transaction which might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Borrower Party or any ERISA Affiliate as a result of such transaction.
     “Uniform Customs” shall mean the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, as the same may be amended from time to time.
     “Unused Line Fee” shall have the meaning specified in Section 2.4(b).
     “USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as the same has been, or shall hereafter be, renewed, extended, amended or replaced.
     “US” or “United States” shall mean the United States of America, including the District of Columbia and its possessions and territories.
     “Value” shall mean, at any particular date, with respect to any item of Inventory (a) such item of Inventory’s cost, valued in accordance with the “Weighted Average Cost” method of accounting, minus (b) an amount which is equal to the amount of reserves where such Inventory is reasonably estimated for GAAP purposes to have a value below such Inventory’s cost, as so valued.
     “Voidable Transfer” shall have the meaning specified in Section 11.18.
     Section 1.2 Accounting Principles. The classification, character and amount of all assets, liabilities, capital accounts and reserves and of all items of income and expense to be determined, and any consolidation or other accounting computation to be made, and the interpretation of any definition containing any financial term, pursuant to this Agreement shall be determined and made in accordance with GAAP consistently applied, unless such principles are inconsistent with the express requirements of this Agreement;

provided that if because of a change in GAAP after the date of this Agreement any Borrower or any of its Subsidiaries would be required to alter a previously utilized accounting principle, method or policy in order to remain in compliance with GAAP, such determination shall continue to be made in accordance with such Borrower’s or such Subsidiary’s previous accounting principles, methods and policies. All accounting terms used herein without definition shall be used as defined under GAAP. All financial calculations hereunder shall, unless otherwise stated, be determined for the Borrowers on a consolidated basis with their Subsidiaries.
     Section 1.3 Other Interpretive Matters. Each definition of an agreement in this Article 1 shall include such instrument or agreement as amended, restated, supplemented or otherwise modified from time to time with, if required, the prior written consent of the Majority Lenders, except as provided in Section 11.12 and otherwise to the extent permitted under this Agreement and the other Loan Documents. Except where the context otherwise requires, definitions imparting the singular shall include the plural and vice versa. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless otherwise specifically provided herein. References in this Agreement to “Articles”, “Sections”, “Schedules” or “Exhibits” shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, whether or not so expressly stated in each such instance, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. “Writing”, “written” and comparable terms refer to printing, typing, computer disk, e-mail and other means of reproducing words in a visible form. Except where otherwise specifically restricted, reference to a party to a Loan Document includes that party and its successors and assigns. An Event of Default, if one occurs, shall “exist”, “continue” or be “continuing” until such Event of Default has been waived in writing in accordance with Section 11.12. All terms used herein which are defined in Article 9 of the UCC and which are not otherwise defined herein shall have the same meanings herein as set forth therein.
     Section 1.4 Certain Provisions Cumulative. The permissive subsections and clauses in each Section of Article 8 are intended to be and are to be construed as cumulative provisions. To the extent that any item, transaction, event, fact or circumstance would be permitted under more than one such subsection or clause of any Section of Article 8, such item, transaction, event, fact or circumstance shall be deemed permitted under one such subsection or clause without reducing the amount permitted under or otherwise limiting any other subsection or clause of such Section. In any such case, the Borrowers may elect which such subsection or clause shall be deemed to permit any item, transaction, event, fact or circumstance, and notwithstanding any such election, may thereafter elect that such item, transaction, event, fact or circumstance be deemed permitted under another such subsection or clause that otherwise permits such item, transaction, event, fact or circumstance.
ARTICLE 2.
THE LOANS AND THE LETTERS OF CREDIT
     Section 2.1 Extension of Credit. Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, the Lenders agree, severally in accordance with their respective Revolving Commitment Ratios, and not jointly, to extend credit to the Borrowers in an aggregate principal amount not to exceed the Revolving Loan Commitment.
          (a) The Revolving Loans. Each Lender agrees, severally in accordance with its Revolving Commitment Ratio and not jointly with the other Lenders, upon the terms and subject to the conditions of this Agreement, to lend and relend to the Borrowers, from time to time on any Business Day prior to the Maturity Date, amounts which do not exceed such Lender’s ratable share (based upon such Lender’s Revolving Commitment Ratio) of (i) Availability minus (ii) the Availability Block, to the extent in effect at such time of determination, as of such Business Day. Subject to the terms and conditions hereof and prior to the Maturity Date, Advances under the Revolving Loan Commitment may be repaid and reborrowed from time to time on a revolving basis.
          (b) Intentionally Omitted.
          (c) The Letters of Credit. Subject to the terms and conditions of this Agreement, the Issuing Bank agrees to issue Letters of Credit (or to arrange with a Foreign Issuer for the issuance of a Letter of Credit on behalf of the Issuing Bank) for the account of the Borrowers, from time to time on any Business Day prior to the date thirty (30) days prior to the Maturity Date, pursuant to Section 2.15 in an aggregate outstanding face amount not to exceed the Letter of Credit Commitment; provided, however, until such time that the Administrative Agent has completed a satisfactory field exam, in form and substance satisfactory to the Administrative Agent, the Borrowers shall be permitted to request that the Issuing Bank issue, and the Issuing Bank shall issue, Letters of Credit so long as (i) the Administrative Agent has received cash collateral in an amount equal to one hundred and five percent (105%) of the face amount of such Letters of Credit, together with such other documents, instruments and information as the Administrative Agent or Issuing Bank may reasonably request and (ii) the Borrowers have satisfied all conditions set forth in Section 4.4.
          (d) The Swing Loans. Subject to the terms and conditions of this Agreement, the Swing Bank, in its sole discretion, may from time to time on any Business Day after the Agreement Date but prior to the Maturity Date, make Swing Loans to the Borrowers (i) in an amount not to exceed (i) Availability minus (ii) the Availability Block, to the extent in effect at such time of determination, as of such

Business Day and (ii) in an aggregate amount (including all Swing Loans outstanding as of such Business Day) not to exceed the lesser of (A) the excess of (1) the Swing Bank’s ratable share (in accordance with its Revolving Commitment Ratio) of the Revolving Loan Commitment less (2) the sum of the aggregate outstanding principal amount of Swing Loans and Revolving Loans made by it and the Swing Bank’s ratable share (in accordance with its Revolving Commitment Ratio) of the outstanding Letter of Credit Obligations and Agent Advances, or (B) $5,000,000.
          (e) Overadvances. If at any time the amount of the Aggregate Revolving Credit Obligations exceeds the Revolving Loan Commitment, the Borrowing Base or any other applicable limitation set forth in this Agreement (including, without limitation, the limitations on Swing Loans, Agent Advances and Letters of Credit) such excess (an “Overadvance”) shall nevertheless constitute a portion of the Obligations that are secured by the Collateral and are entitled to all benefits thereof. In no event, however, shall the Borrowers have any right whatsoever to (i) receive any Revolving Loan, (ii) receive any Swing Loan, or (iii) request the issuance of any Letter of Credit if, before or after giving effect thereto, there shall exist a Default. In the event that (1) the Lenders shall make any Revolving Loans, (2) the Swing Bank shall make any Swing Loan, (3) the Administrative Agent shall make any Agent Advances or (4) the Issuing Bank shall agree to the issuance of any Letter of Credit, which in any such case gives rise to an Overadvance, the Borrowers shall make, on demand, a payment on the Obligations to be applied to the Revolving Loans, the Swing Loans, the Agent Advances and the Letter of Credit Reserve Account, as appropriate, in an aggregate principal amount equal to such Overadvance.
          (f) Agent Advances.
               (i) Subject to the limitations set forth below and notwithstanding anything else in this Agreement to the contrary, the Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s sole discretion, (A) at any time that a Default exists, (B) at any time that any of the other conditions precedent set forth in Article 4 have not been satisfied, or (C) at any time an Overadvance exists or would result from any Agent Advance (as defined below), to make Base Rate Advances to the Borrowers on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed (together with all other Aggregate Revolving Credit Obligations) the lesser of (y) the Revolving Loan Commitment or (z) $5,000,000, which the Administrative Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees and expenses as provided under this Agreement (any of such advances are herein referred to as “Agent Advances”); provided, that (i) such amount shall not be outstanding more than

30 days and (ii) the Majority Lenders may at any time revoke the Administrative Agent’s authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof. The Administrative Agent shall promptly provide to the Administrative Borrower written notice of any Agent Advance.
               (ii) The Agent Advances shall be secured by the Collateral and shall constitute Obligations hereunder. Each Agent Advance shall bear interest as a Base Rate Advance. Each Agent Advance shall be subject to all terms and conditions of this Agreement and the other Loan Documents applicable to Revolving Loans, except that all payments thereon shall be made to the Administrative Agent solely for its own account and the making of any Agent Advance shall not require the consent of the Borrowers. The Administrative Agent shall have no duty or obligation to make any Agent Advance hereunder.
               (iii) The Administrative Agent shall notify each Lender no less frequently than weekly, as determined by the Administrative Agent, of the principal amount of Agent Advances outstanding as of 12:00 noon (Atlanta, Georgia time) as of such date, and each Lender’s pro rata share thereof. Each Lender shall before 2:00 p.m. (Atlanta, Georgia time) on such Business Day make available to the Administrative Agent, in immediately available funds, the amount of its pro rata share of such principal amount of Agent Advances outstanding. Upon such payment by a Lender, such Lender shall be deemed to have made a Revolving Loan to the Borrowers, notwithstanding any failure of the Borrowers to satisfy the conditions in Section 4.3. The Administrative Agent shall use such funds to repay the principal amount of Agent Advances. Additionally, if at any time any Agent Advances are outstanding, any of the events described in Sections 9.1(g) or 9.1(h) shall have occurred, then each Lender shall automatically, upon the occurrence of such event, and without any action on the part of the Administrative Agent, the Borrowers or the Lenders, be deemed to have purchased an undivided participation in the principal and interest of all Agent Advances then outstanding in an amount equal to such Lender’s Revolving Commitment Ratio and each Lender shall, notwithstanding such Event of Default, immediately pay to the Administrative Agent in immediately available funds, the amount of such Lender’s participation (and upon receipt thereof, the Administrative Agent shall deliver to such Lender, a loan participation certificate dated the date of receipt of such funds in such amount). The disbursement of funds in connection with the settlement of Agent Advances hereunder shall be subject to the terms and conditions of Section 2.2(e).
     Section 2.2 Manner of Borrowing and Disbursement of Loans.
          (a) Choice of Interest Rate, etc. Any Advance shall, at the option of the Borrowers, be made either as a Base Rate Advance or as a Eurodollar Advance (except for the first three (3) Business Days after the Agreement Date, during which period the Loans shall bear interest as a Base Rate Advance); provided, however, that (i)

if the Administrative Borrower fails to give the Administrative Agent written notice specifying whether a Eurodollar Advance is to be repaid, continued or converted on a Payment Date, such Advance shall be converted to a Base Rate Advance on the Payment Date in accordance with Section 2.3(a)(iii), (ii) the Administrative Borrower may not select a Eurodollar Advance (A) with respect to Swing Loans, (B) with respect to an Advance, the proceeds of which are to reimburse the Issuing Bank pursuant to Section 2.15, or (C) if, at the time of such Advance or at the time of the continuation of, or conversion to, a Eurodollar Advance pursuant to Section 2.2(c), a Default exists and (iii) all Agent Advances shall be made as Base Rate Advances. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:00 a.m. (Atlanta, Georgia time) in order for such Business Day to count toward the minimum number of Business Days required.
          (b) Base Rate Advances.
               (i) Initial and Subsequent Advances. The Administrative Borrower shall give the Administrative Agent in the case of Base Rate Advances irrevocable notice by telephone not later than 11:00 a.m. (Atlanta, Georgia time) one Business Day prior to the date of such Base Rate Advance and shall immediately confirm any such telephone notice with a written Request for Advance; provided, however, that the failure by the Administrative Borrower to confirm any notice by telephone with a written Request for Advance shall not invalidate any notice so given.
               (ii) Repayments and Conversions. The Borrowers may (A) subject to Section 2.5, at any time without prior notice repay a Base Rate Advance, or (B) upon at least three (3) Business Days’ irrevocable prior written notice by the Administrative Borrower to the Administrative Agent in the form of a Notice of Conversion/Continuation, convert all or a portion of the principal thereof to one or more Eurodollar Advances. Upon the date indicated by the Administrative Borrower, such Base Rate Advance shall be so repaid or converted.
          (c) Eurodollar Advances.
               (i) Initial and Subsequent Advances. The Administrative Borrower shall give the Administrative Agent in the case of Eurodollar Advances irrevocable notice by telephone not later than 11:00 a.m. (Atlanta, Georgia time) three (3) days prior to the date of such Eurodollar Advance and shall immediately confirm any such telephone notice with a written Request for Advance; provided, however, that the failure by the Administrative Borrower to confirm any notice by telephone with a written Request for Advance shall not invalidate any notice so given.
               (ii) Repayments, Continuations and Conversions. At least three (3) Business Days prior to each Payment Date for a Eurodollar Advance, the Administrative Borrower shall give the Administrative Agent written notice in the form of a Notice of Conversion/Continuation specifying whether all or a portion of such

Eurodollar Advance outstanding on such Payment Date is to be continued in whole or in part as one or more new Eurodollar Advances and also specifying the new Eurodollar Advance Period applicable to each such new Eurodollar Advance (and subject to the provisions of this Agreement, upon such Payment Date, such Eurodollar Advance shall be so continued). Upon such Payment Date, any Eurodollar Advance (or portion thereof) not so continued shall be converted to a Base Rate Advance or, subject to Section 2.5, be repaid.
               (iii) Miscellaneous. Notwithstanding any term or provision of this Agreement which may be construed to the contrary, at no time shall the aggregate number of all Eurodollar Advances then outstanding exceed six (6).
          (d) Notification of Lenders. Upon receipt of a (i) Request for Advance or a telephone or telecopy request for Advance, (ii) notification from the Issuing Bank that a draw has been made under any Letter of Credit (unless the Issuing Bank will be reimbursed through the funding of a Swing Loan), or (iii) notice from the Administrative Borrower with respect to the prepayment of any outstanding Eurodollar Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof and the amount of each Lender’s portion of any such Advance. Each Lender shall, not later than 1:00 p.m. (Atlanta, Georgia time) on the date specified for such Advance (under clause (i) or (ii) above) in such notice, make available to the Administrative Agent at the Administrative Agent’s Office, or at such account as the Administrative Agent shall designate, the amount of such Lender’s portion of the Advance in immediately available funds.
          (e) Disbursement. Prior to 3:00 p.m. (Atlanta, Georgia time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 4, disburse the amounts made available to the Administrative Agent by the Lenders in like funds by (i) transferring the amounts so made available by wire transfer to the Borrowers’ Disbursement Account or (ii) in the case of an Advance the proceeds of which are to reimburse the Issuing Bank pursuant to Section 2.15, transferring such amounts to such Issuing Bank. Unless the Administrative Agent shall have received notice from a Lender prior to 12:00 Noon (Atlanta, Georgia time) on the date of any Advance that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Advance, the Administrative Agent may assume that such Lender has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may, in its sole discretion and in reliance upon such assumption, make available to the Borrowers or the Issuing Bank, as applicable, on such date a corresponding amount. If and to the extent such Lender shall not have so made such ratable portion available to the Administrative Agent (a “Defaulting Lender”), such Lender agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers or the Issuing Bank, as applicable, until the date such amount is repaid to the

Administrative Agent, (x) for the first two (2) Business Days, at the Federal Funds Rate for such Business Days, and (y) thereafter, at the Base Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s portion of the applicable Advance for purposes of this Agreement and if both such Lender and the Borrowers shall pay and repay such corresponding amount, the Administrative Agent shall promptly relend to the Borrowers such corresponding amount. If such Lender does not repay such corresponding amount immediately upon the Administrative Agent’s demand therefor, the Administrative Agent shall notify the Administrative Borrower and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent. The failure of any Lender to fund its portion of any Advance shall not relieve any other Lender of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Lender shall be responsible for any such failure of any other Lender. In the event that a Lender for any reason fails or refuses to fund its portion of an Advance in violation of this Agreement, then, until such time as such Lender has funded its portion of such Advance, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Advance, such non-funding Lender shall not (i) have the right to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document and, with respect to any such Lender, the amount of the Revolving Loan Commitment or Loans, as applicable, held by such Lender shall not be counted as outstanding for purposes of determining “Majority Lenders” hereunder, and (ii) be entitled to receive any payments of principal, interest or fees from the Borrowers or the Administrative Agent (or the other Lenders) in respect of its Loans.
          (f) Deemed Requests for Advance. Unless payment is otherwise timely made by the Borrowers, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, interest, reimbursement obligations in connection with Letters of Credit, premiums, fees, reimbursable expenses or other sums payable hereunder shall be deemed irrevocably to be a Request for Advance on the due date of, and in an aggregate amount required to pay, such principal, interest, reimbursement obligations in connection with Letters of Credit, premiums, fees, reimbursable expenses or other sums payable hereunder, and the proceeds of a Revolving Loan made pursuant thereto may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as a Base Rate Advance. The Lenders shall have no obligation to the Borrowers to honor any deemed Request for Advance under this Section 2.2(f) unless all the conditions set forth in Section 4.3 have been satisfied, but, with the consent of the Lenders required under the last sentence of Section 4.3, may do so in their sole discretion and without regard to the existence of, and without being deemed to have waived, any Default and without regard to the existence or creation of an Overadvance or the failure by the Borrowers to satisfy any of the conditions set forth in Section 4.3. No further authorization, direction or approval by the Borrowers shall be required to be given by the Borrowers for any deemed Request for Advance under this Section 2.2(f). The Administrative Agent shall promptly provide to the Administrative Borrower written notice of any Advance pursuant to this Section 2.2(f).
          (g) Special Provisions Pertaining to Swing Loans.
               (i) The Administrative Borrower shall give the Swing Bank written notice in the form of a Request for Advance, or notice by telephone no later than 12:00 noon. (Atlanta, Georgia time) on the date on which the Borrowers wish to receive an Advance of any Swing Loan followed immediately by a written Request for Advance, with a copy to the Administrative Agent; provided, however, that the failure by the Administrative Borrower to confirm any notice by telephone with a written Request for Advance shall not invalidate any notice so given; provided further, however, that any request by the Administrative Borrower of a Base Rate Advance under the Revolving Loan Commitment shall be deemed to be a request for a Swing Loan unless the Administrative Borrower specifically requests otherwise. Each Swing Loan shall bear interest at the rate equal to the Swingline Rate. If the Swing Bank, in its sole discretion, elects to make the requested Swing Loan, the Swing Loan shall be made on the date specified in the notice or the Request for Advance and such notice or Request for Advance shall specify (i) the amount of the requested Swing Loan, and (ii) instructions for the disbursement of the proceeds of the requested Swing Loan. Each Swing Loan shall be subject to all the terms and conditions applicable to Revolving Loans, except that all payments thereon shall be payable to the Swing Bank solely for its own account. The Swing Bank shall have no duty or obligation to make any Swing Loans hereunder. The Swing Bank shall not make any Swing Loans if the Swing Bank has received written notice from any Lender (or the Swing Bank has actual knowledge) that one or more applicable conditions precedent set forth in Section 4.3 will not be satisfied (or waived pursuant to the last sentence of Section 4.3) on the requested Advance date. In the event the Swing Bank in its sole and absolute discretion elects to make any requested Swing Loan, the Swing Bank shall make the proceeds of such Swing Loan available to the Borrowers by deposit of Dollars in same day funds by wire transfer to the Disbursement Account. In the event that the Swing Bank informs the Administrative Agent that it will not make the requested Advance as a Swing Loan, then such request will be deemed a request for a Base Rate Advance under the Revolving Loan Commitment.
               (ii) The Swing Bank shall notify the Administrative Agent and each Lender no less frequently than weekly, as determined by the Administrative Agent, of the principal amount of Swing Loans outstanding as of 3:00 p.m. (Atlanta, Georgia time) as of such date and each Lender’s pro rata share (based on its Revolving Commitment Ratio) thereof. Each Lender shall before 12:00 Noon (Atlanta, Georgia time) on the next Business Day make available to the Administrative Agent, in immediately available funds, the amount of its pro rata share (based on its Revolving Commitment Ratio) of such principal amount of Swing Loans outstanding. Upon such payment by a Lender, such Lender shall be deemed to have made a Revolving Loan to the Borrowers, notwithstanding any failure of the Borrowers to satisfy the conditions in

Section 4.3. The Administrative Agent shall use such funds to repay the principal amount of Swing Loans to the Swing Bank. Additionally, if at any time any Swing Loans are outstanding, any of the events described in Sections 9.1(g) or 9.1(h) shall have occurred, then each Lender shall automatically upon the occurrence of such event and without any action on the part of the Swing Bank, the Borrowers, the Administrative Agent or the Lenders be deemed to have purchased an undivided participation in the principal and interest of all Swing Loans then outstanding in an amount equal to such Lender’s Revolving Commitment Ratio of the principal and interest of all Swing Loans then outstanding and each Lender shall, notwithstanding such Event of Default, immediately pay to the Administrative Agent for the account of the Swing Bank in immediately available funds, the amount of such Lender’s participation (and upon receipt thereof, the Swing Bank shall deliver to such Lender a loan participation certificate dated the date of receipt of such funds in such amount). The disbursement of funds in connection with the settlement of Swing Loans hereunder shall be subject to the terms and conditions of Section 2.2(e).
     Section 2.3 Interest.
          (a) On Loans. Interest on the Loans, subject to Sections 2.3(b) and (c), shall be payable as follows:
               (i) On Base Rate Advances and Swing Loans. Interest on each Base Rate Advance and each Swing Loan shall be computed for the actual number of days elapsed on the basis of a hypothetical year of three hundred sixty (360) days and shall be payable monthly in arrears on the first day of each calendar month for the prior calendar month, commencing on December 1, 2008. Interest on Base Rate Advances and Swing Loans then outstanding shall also be due and payable on the Maturity Date (or the date of any earlier prepayment in full of the Obligations). Interest shall accrue and be payable on each Base Rate Advance at the simple per annum interest rate equal to the sum of (A) the Base Rate and (B) the Applicable Margin. Interest shall accrue and be payable on each Swing Loan at the simple per annum interest rate equal to the Swingline Rate.
               (ii) On Eurodollar Advances. Interest on each Eurodollar Advance shall be computed for the actual number of days elapsed on the basis of a hypothetical year of three hundred sixty (360) days and shall be payable in arrears on (x) the Payment Date for such Advance, and (y) if the Eurodollar Advance Period for such Advance is greater than three (3) months, on the last day of such three (3) month period and on the last day of the applicable Eurodollar Advance Period for such Advance. Interest on Eurodollar Advances then outstanding shall also be due and payable on the Maturity Date (or the date of any earlier prepayment in full of the Obligations). Interest shall accrue and be payable on each Eurodollar Advance at a rate per annum equal to the sum of (A) the Eurodollar Basis applicable to such Eurodollar Advance and (B) the Applicable Margin.

               (iii) If No Notice of Selection of Interest Rate. If the Administrative Borrower fails to give the Administrative Agent timely notice of its selection of a Eurodollar Basis, or if for any reason a determination of a Eurodollar Basis for any Advance is not timely concluded, the Base Rate shall apply to such Advance. If the Administrative Borrower fails to elect to continue any Eurodollar Advance then outstanding prior to the last Payment Date applicable thereto in accordance with the provisions of Section 2.2, as applicable, the Base Rate shall apply to such Advance commencing on and after such Payment Date.
          (b) Upon Default. Immediately upon the occurrence and during the continuance of an Event of Default, interest on the outstanding Obligations shall accrue at the Default Rate. Interest accruing at the Default Rate shall be payable on demand and in any event on the Maturity Date (or the date of any earlier prepayment in full of the Obligations) and shall accrue until the earliest to occur of (i) waiver of the applicable Event of Default in accordance with Section 11.12, (ii) agreement by the Majority Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Lenders shall not be required to (A) accelerate the maturity of the Loans, (B) terminate the Revolving Loan Commitments, or (C) exercise any other rights or remedies under the Loan Documents in order to charge interest hereunder at the Default Rate.
          (c) Computation of Interest. In computing interest on any Advance, the date of making the Advance shall be included and the date of payment shall be excluded; provided, however, that if an Advance is repaid on the date that it is made, one (1) day’s interest shall be due with respect to such Advance.
     Section 2.4 Fees.
          (a) Fee Letter. The Borrowers jointly and severally agree to pay to the Administrative Agent such fees as are set forth in the Fee Letter.
          (b) Unused Line Fee. The Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Lenders in accordance with their respective Revolving Commitment Ratios, an unused line fee (“Unused Line Fee”) on the aggregate amount by which the Revolving Loan Commitment exceeded the sum of the average daily amount of Aggregate Revolving Credit Obligations (other than with respect to any Swing Loans and Agent Advances) for each day from the Agreement Date through the Maturity Date (or the date of any earlier prepayment in full of the Obligations), at a per annum rate equal to 0.50%. Such Unused Line Fee shall be computed on the basis of a hypothetical year of three hundred sixty (360) days for the actual number of days elapsed, shall be payable in arrears on December 1, 2008, for the immediately preceding calendar month and thereafter shall be payable monthly in arrears on the first day of each calendar month thereafter for the immediately preceding calendar month, and if then unpaid, on the Maturity Date (or the date of any earlier prepayment in full of the Obligations), and shall be fully earned when due and non-refundable when paid.

          (c) Letter of Credit Fees.
               (i) The Borrowers shall pay to the Administrative Agent for the account of the Lenders, in accordance with their respective Revolving Commitment Ratios, a fee on the stated amount of each outstanding Letter of Credit for each day such Letter of Credit is outstanding from the Date of Issue through the Maturity Date (or the date of any earlier prepayment in full of the Obligations) at a rate per annum on the amount of the Letter of Credit Obligations equal to the Applicable Margin in effect from time to time. Such Letter of Credit fee shall be computed on the basis of a hypothetical year of three hundred sixty (360) days for the actual number of days elapsed, shall be payable monthly in arrears for each calendar month on the first day of the immediately succeeding calendar month, commencing on December 1, 2008, and if then unpaid, on the Maturity Date (or the date of any earlier prepayment in full of the Obligations), and shall be fully earned when due and non-refundable when paid.
               (ii) The Borrowers shall also pay to the Administrative Agent, for the account of the Issuing Bank, (A) a fee on the stated amount of each outstanding Letter of Credit for each day such Letter of Credit is outstanding from the Date of Issue through the expiration date of each such Letter of Credit (or any earlier prepayment in full of the Obligations) at a rate of one-fourth of one percent (0.25%) per annum which fee shall be computed on the basis of a hypothetical year of three hundred sixty (360) days for the actual number of days elapsed, shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter, commencing on January 1, 2008, and, if then unpaid on the Maturity Date (or any earlier prepayment in full of the Obligations) and (B) any reasonable and customary fees charged by the Issuing Bank for issuance and administration of such Letters of Credit. The foregoing fees shall be fully earned when due, and non-refundable when paid.
          (d) Computation of Fees. In computing any fees payable under this Section 2.4, the first day of the applicable period shall be included and the date of the payment shall be excluded.
     Section 2.5 Prepayment/Reduction of Commitment.
          (a) The principal amount of any Base Rate Advance may be repaid in full or in part at any time, without penalty or prior notice; and the principal amount of any Eurodollar Advance may be prepaid prior to the applicable Payment Date, upon five (5) days’ prior written notice to the Administrative Agent, provided that the Borrowers shall reimburse the Lenders and the Administrative Agent, on the earlier of demand or the Maturity Date, for any Funding Loss or reasonable out-of-pocket expense incurred by the Lenders or the Administrative Agent in connection with such prepayment, as set forth in Section 2.9. Each notice of prepayment of any Eurodollar Advance shall be irrevocable, and each prepayment or repayment made under this Section 2.5(a) shall include the accrued interest on the amount so prepaid or repaid. Upon receipt of any notice of repayment or prepayment, the Administrative Agent shall promptly notify each Lender of the contents thereof by telephone or telecopy and of such Lender’s portion of the repayment or prepayment. Notwithstanding the foregoing, the Borrowers shall not make any repayment or prepayment of the Revolving Loans unless and until the balance of the Swing Loans and the Agent Advances then outstanding is zero. Except as provided in Section 2.5(b), any repayment and prepayment of Advances outstanding under the Revolving Loan Commitment shall not reduce the Revolving Loan Commitment. Any prepayment of the Loans shall not affect the Borrowers’ obligation to continue to make payments under any swap agreement (as defined in 11 U.S.C. §101), including, without limitation any such swap agreement that is a Lender Hedge Agreement, which shall remain in full force and effect notwithstanding such prepayment, subject to the terms of the applicable swap agreement.
          (b) The Borrowers shall have the right, at any time and from time to time after the Agreement Date and prior to the Maturity Date, upon at least ten (10) days’ prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of the Revolving Loan Commitment on a pro rata basis among the Lenders in accordance with their respective Revolving Commitment Ratios; provided, that (i) the Revolving Loan Commitment may not be reduced to an amount below the then outstanding Letter of Credit Obligations and (ii) after giving effect to any partial reduction in the Revolving Loan Commitment, at least $20,000,000 of the Revolving Loan Commitment shall remain in place. As of the date of cancellation or reduction set forth in such notice, the Revolving Loan Commitment shall be permanently canceled or reduced to the amount stated in the Administrative Borrower’s notice for all purposes herein, and the Borrowers shall pay to the Administrative Agent for the account of the Lenders the amount necessary to repay in full the principal amount of the Revolving Loans, Swing Loans and Agent Advances or reduce the principal amount of the Revolving Loans, Swing Loans and Agent Advances then outstanding to not more than the amount of the Revolving Loan Commitment as so reduced, together with accrued interest on the amount so prepaid and the Unused Line Fee set forth in Section 2.4(b) accrued through the date of the reduction with respect to the amount reduced, and shall reimburse the Administrative Agent and the Lenders for any Funding Loss or reasonable out-of-pocket expense incurred by any of them in connection with such payment as set forth in Section 2.9 and, in the case of cancellation of the Revolving Loan Commitment, shall secure the Letter of Credit Obligations through the delivery of cash collateral in an amount equal to 105% of the Letters of Credit Obligations.
     Section 2.6 Repayment.
          (a) The Revolving Loans. All unpaid principal and accrued interest on the Revolving Loans shall be due and payable in full on the Maturity Date. Notwithstanding the foregoing, however, in the event that at any time and for any reason there shall exist an Overadvance, the Borrowers shall pay to the Administrative Agent, on demand, an amount equal to the Overadvance, which payment shall constitute a mandatory payment of the Revolving Loans, Agent Advances, Swing Loans and Letter of Credit Reserve Account, as appropriate.
          (b) Intentionally Omitted.
          (c) Other Mandatory Repayments.
               (i) In the event that after the Agreement Date, any Borrower Party shall issue any Equity Interests or shall incur any Funded Debt other than Funded Debt permitted under Section 8.1, one hundred percent (100%) of the Net Cash Proceeds received by such Borrower Party from such issuance or incurrence shall be paid within one (1) Business Day of receipt of the proceeds thereof by such Borrower Party to the Lenders as a mandatory payment of the Loans. Any payment due hereunder shall be applied first to repay outstanding Agent Advances, second to repay outstanding Swing Loans, third to repay outstanding Revolving Loans, and fourth, if an Event of Default has occurred and is continuing, to fund the Letter of Credit Reserve Account to the extent of one hundred five percent (105%) of any Letter of Credit Obligations then outstanding. So long as no Event of Default exists, all such other Net Cash Proceeds shall be applied in the manner set forth in Section 2.11(a). Notwithstanding the foregoing, if an Event of Default exists, all such Net Cash Proceeds shall be applied in the manner set forth in Section 2.11(b). The Revolving Loan Commitment shall not be permanently reduced by the amount of any payment of the Agent Advances, Swing Loans or Revolving Loans due under this Section 2.6(c)(i). Nothing in this Section shall authorize any Borrower Party to incur any Funded Debt except as expressly permitted by this Agreement or to issue any Equity Interests except to the extent not prohibited by this Agreement.
               (ii) One hundred percent (100%) of the Net Cash Proceeds from the sale (other than the sale of Inventory in the ordinary course of business and other asset dispositions in a aggregate amount not to exceed $1,000,000 per fiscal year), transfer, assignment or other disposition, or casualty or condemnation loss of any Collateral or other assets of any Borrower Party shall be paid within one (1) Business Day of receipt thereof by the Borrower Parties as a mandatory payment of the Obligations. So long as no Event of Default exists, all such Net Cash Proceeds (other than Net Cash Proceeds from the sale of Inventory in the ordinary course of business or other asset dispositions in an aggregate amount not to exceed $1,000,000 per fiscal year) shall be applied first to repay outstanding Agent Advances, second to repay outstanding Swing Loans, third to repay outstanding Revolving Loans, and fourth, if an Event of Default has occurred and is continuing, to fund the Letter of Credit Reserve Account to the extent of one hundred five percent (105%) of any Letter of Credit Obligations then outstanding. So long as no Event of Default exists, all such other Net Cash Proceeds shall be applied in the manner set forth in Section 2.11(a). Notwithstanding the foregoing, if an Event of Default exists, all such Net Cash Proceeds shall be applied in the manner set forth in Section 2.11(b). The Revolving Loan Commitment shall not be permanently reduced by the amount of any payment of the Agent Advances, Swing Loans or Revolving Loans due under this Section 2.6(c)(ii).
          (d) The Other Obligations. In addition to the foregoing, the Borrowers hereby promise to pay all Obligations (other than Obligations in respect of Bank Products), including, without limitation, the principal amount of the Loans, amounts drawn under Letters of Credit and interest and fees on the foregoing, as the same become due and payable hereunder and, in any event, on the Maturity Date.
     Section 2.7 Notes; Loan Accounts.
          (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein and, upon request by any Lender, the Loans owed to such Lender shall be evidenced by Revolving Loan Notes. A Revolving Loan Note shall be payable to the order of each Lender requesting such a Note in accordance with the Revolving Commitment Ratio of such Lender. Each such Note shall be issued by the Borrowers to the applicable Lender and shall be duly executed and delivered by an Authorized Signatory of each Borrower.
          (b) The Administrative Agent shall open and maintain on its books in the name of the Borrowers a loan account with respect to the Loans and interest thereon (the “Loan Account”). The Administrative Agent shall debit such Loan Account for the principal amount of each Advance made by it on behalf of the Lenders, accrued interest thereon, and all other amounts which shall become due from the Borrowers pursuant to this Agreement and shall credit the Loan Account for each payment which the Borrowers shall make in respect to the Obligations. The records of the Administrative Agent with respect to such Loan Account shall be conclusive evidence of the Loans and accrued interest thereon, absent manifest error.
     Section 2.8 Manner of Payment.
          (a) When Payments Due.
               (i) Each payment (including any prepayment) by the Borrowers on account of the principal of or interest on the Loans, fees, and any other amount owed to any member of the Lender Group under this Agreement or the other Loan Documents shall be made not later than 12:00 noon (Atlanta, Georgia time) on the date specified for payment under this Agreement or any other Loan Document to the Administrative Agent at the Administrative Agent’s Office, for the account of the Lenders, the Issuing Bank or the Administrative Agent, as the case may be, in Dollars in immediately available funds. Any payment received by the Administrative Agent after 12:00 noon (Atlanta, Georgia time) shall be deemed received on the next Business Day. In the case of a payment for the account of a Lender, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to such Lender. In the case of a payment for the account of the Issuing Bank, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to the Issuing Bank. If the Administrative Agent shall not have received any payment from the Borrowers as and when due, the Administrative Agent will promptly notify the Lenders accordingly.
               (ii) Except as provided in the definition of Eurodollar Advance Period, if any payment under this Agreement or any other Loan Document shall be specified to be made on a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.
          (b) No Deduction.
               (i) Any and all payments of principal and interest, or of any fees or indemnity or expense reimbursements by the Borrowers hereunder or under any other Loan Documents (the “Borrower Payments”) shall be made without setoff or counterclaim and free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings with respect to such Borrower Payments and all interest, penalties or similar liabilities with respect thereto, excluding taxes imposed on the net income of any member of the Lender Group by the jurisdiction under the laws of which such member of the Lender Group is organized or conducts business or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges or withholdings and liabilities collectively or individually “Taxes”). If any Borrower shall be required to deduct any Taxes from or in respect of any sum payable to any member of the Lender Group hereunder or under any other Loan Document, (i) the sum payable shall be increased by the amount (an “additional amount”) necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.8(b)(i)) such member of the Lender Group shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.
               (ii) In addition, the Borrowers shall pay to the relevant Governmental Authority in accordance with Applicable Law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (such taxes being “Other Taxes”).
               (iii) The Borrowers shall indemnify the members of the Lender Group for the full amount of Taxes and Other Taxes with respect to Borrower Payments paid by such Person, and any liability (including penalties, interest and expenses (including reasonable attorney’s fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate setting forth and containing an explanation in reasonable detail of the manner in which such amount shall have been determined and the amount of such payment or liability prepared by a member of the Lender Group or the Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within thirty (30) days after the date the Administrative Agent or such member, as the case may be, makes written demand therefor. If any Taxes or Other Taxes for which the Administrative Agent or any member of the Lender Group has received indemnification from the Borrowers hereunder shall be finally determined to have been incorrectly or illegally asserted and are refunded to the Administrative Agent or such member, the Administrative Agent or such member, as the case may be, shall promptly forward to the Borrowers any such refunded amount (after deduction of any Tax or Other Tax paid or payable by any member of the Lender Group as a result of such refund), not exceeding the increased amount paid by the Borrowers pursuant to this Section 2.8(b).
               (iv) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrowers to the relevant Governmental Authority, the Administrative Borrower will deliver to the Administrative Agent, at its address, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.
               (v) On or prior to the Agreement Date (or, in the case of any Lender that becomes a party to this Agreement pursuant to an Assignment and Acceptance, on or prior to the effective date of such Assignment and Acceptance), each Lender which is organized in a jurisdiction other than the United States or a political subdivision thereof (a “Foreign Lender”) shall provide each of the Administrative Agent and the Administrative Borrower with either (A) two (2) properly executed originals of Form W-8ECI or Form W-8BEN (or any successor forms) prescribed by the Internal Revenue Service or other documents satisfactory to the Administrative Borrower and the Administrative Agent, as the case may be, certifying (1) as to such Foreign Lender’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Foreign Lender hereunder and under any other Loan Documents or Bank Products Documents or (2) that all payments to be made to such Foreign Lender hereunder and under any other Loan Documents and Bank Products Documents are subject to such taxes at a rate reduced to zero by an applicable tax treaty, or (B)(1) a certificate executed by such Lender certifying that such Lender is not a “bank” and that such Lender qualifies for the portfolio interest exemption under Section 881(c) of the Code, and (2) two (2) properly executed originals of Internal Revenue Service Form W-8BEN (or any successor form), in each case, certifying such Lender’s entitlement to an exemption from United States withholding tax with respect to payments of interest to be made hereunder or under any other Loan Documents or Bank Products Documents. Each such Foreign Lender agrees to provide the Administrative Agent and the Administrative Borrower with new forms prescribed by the Internal Revenue Service upon the expiration or obsolescence of any previously delivered form, or after the occurrence of any event requiring a change in the most recent forms delivered by it to the Administrative Agent and the Administrative Borrower.
               (vi) The Borrowers shall not be required to indemnify any Foreign Lender, or to pay any additional amounts to such Foreign Lender pursuant to Section 2.8(b)(i) or (b)(iii) to the extent that (A) the obligation to withhold amounts with respect to United States Federal, state or local withholding tax existed on the date such Foreign Lender became a party to this Agreement (or, in the case of a transferee, on the effective date of the Assignment and Acceptance pursuant to which such transferee became a Lender) or, with respect to payments to a new lending office, the date such Foreign Lender designated such new lending office; provided, however, that this clause (A) shall not apply to any Foreign Lender that became a Lender or new lending office that became a new lending office as a result of an assignment or designation made at the request of the Administrative Borrower; and provided further, however, that this clause (A) shall not apply to the extent the indemnity payment or additional amounts, if any, that any member of the Lender Group through a new lending office would be entitled to receive (without regard to this clause (A)) do not exceed the indemnity payment or additional amounts that the Person making the assignment or transfer to such member of the Lender Group making the designation of such new lending office would have been entitled to receive in the absence of such assignment, transfer or designation or (B) the obligation to pay such additional amounts or such indemnity payments would not have arisen but for a failure by such member of the Lender Group to comply with the provisions of Section 2.8(b)(v).
               (vii) Nothing contained in this Section 2.8(b) shall require any member of the Lender Group to make available to the Borrowers any of its tax returns (or any other information) that it deems confidential or proprietary.
     Section 2.9 Reimbursement. Whenever any Lender shall sustain or incur any Funding Losses (including losses of anticipated profits) or reasonable out-of-pocket expenses in connection with (a) failure by the Borrowers to borrow or continue any Eurodollar Advance, or convert any Advance to a Eurodollar Advance, in each case, after having given notice of their intention to do so in accordance with Section 2.2 (whether by reason of the election of the Borrowers not to proceed or the non-fulfillment of any of the conditions set forth in this Agreement), or (b) prepayment of any Eurodollar Advance in whole or in part for any reason or (c) failure by the Borrowers to prepay any Eurodollar Advance after giving notice of its intention to prepay such Advance, the Borrowers agree to pay to such Lender, promptly upon such Lender’s demand therefor, an amount sufficient to compensate such Lender for all such Funding Losses and reasonable out-of-pocket expenses. Such Lender’s good faith determination of the amount of such Funding Losses and reasonable out-of-pocket expenses, absent manifest error, shall be binding and conclusive. Losses subject to reimbursement hereunder shall include, without limitation, expenses incurred by any Lender or any participant of such Lender permitted hereunder in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be, and any lost profit of such Lender or any participant of such Lender over the remainder of the Eurodollar Advance Period for such prepaid Advance. For purposes of calculating amounts payable to a Lender under this paragraph, each Lender shall be deemed to have actually funded its relevant Eurodollar Advance through the purchase of a deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Eurodollar Advance and having a maturity and repricing characteristics comparable to the relevant Eurodollar Advance Period; provided, however, that each Lender may fund each of its Eurodollar Advances in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section.
     Section 2.10 Pro Rata Treatment.
          (a) Advances. Each Advance with respect to the Revolving Loans from the Lenders under this Agreement shall be made pro rata on the basis of their respective Revolving Commitment Ratios.
          (b) Payments. Each payment and prepayment of the principal of the Revolving Loans and each payment of interest on the Revolving Loans received from the Borrowers shall be made by the Administrative Agent to the Lenders pro rata on the basis of their respective unpaid principal amounts thereof outstanding immediately prior to such payment or prepayment (except in cases when a Lender’s right to receive payments is restricted pursuant to Section 2.2(e)). If any Lender shall obtain any payment (whether involuntary, through the exercise of any right of set-off or otherwise) on account of the Loans in excess of its ratable share of Loans under its Aggregate Commitment Ratio (or in violation of any restriction set forth in Section 2.2(e)), such Lender shall forthwith purchase from the other Lenders such participation in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery without interest thereon unless the Lender obligated to repay such amount is required to pay interest. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 2.10(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.
     Section 2.11 Application of Payments.
          (a) Payments Prior to Event of Default. Prior to the occurrence and continuance of an Event of Default, all amounts received by the Administrative Agent from the Borrowers (other than payments specifically earmarked for application to certain principal, interest, fees or expenses hereunder or payments made pursuant to Section 2.6(c) (which shall be applied as earmarked or, with respect to payments under

Section 2.6(c), as set forth in Section 2.6(c))), shall be distributed by the Administrative Agent in the following order of priority:
               FIRST, pro rata, to the payment of (i) out-of-pocket costs and expenses (including reasonable attorneys’ fees) of the Administrative Agent incurred by the Administrative Agent in connection with the enforcement of the rights of the Lender Group under the Loan Documents and (ii) any Agent Advances made by the Administrative Agent under or pursuant to the terms of the Loan Documents and interest accrued thereon;
               SECOND, pro rata, to the payment of any fees then due and payable to the Administrative Agent, the Issuing Bank or the Swing Bank hereunder or under any other Loan Documents;
               THIRD, pro rata, to the payment of all Obligations consisting of accrued fees and interest then due and payable to the Lenders hereunder;
               FOURTH, to the payment of principal then due and payable on the Swing Loans;
               FIFTH, to the payment of principal then due and payable on the Revolving Loans;
               SIXTH, to the payment of the Obligations arising in respect of Bank Products then due and payable; and
               SEVENTH, to the payment of all other Obligations not otherwise referred to in this Section 2.11(a) then due and payable.
          (b) Payments Subsequent to Event of Default. Notwithstanding anything in this Agreement or any other Loan Document which may be construed to the contrary, subsequent to the occurrence and during the continuance of an Event of Default, payments and prepayments with respect to the Obligations made to the Lender Group, or any of them, or otherwise received by any member of the Lender Group (from realization on Collateral or otherwise) shall be distributed in the following order of priority (subject, as applicable, to Section 2.10):
               FIRST, pro rata, to the payment of (i) out-of-pocket costs and expenses (including reasonable attorneys’ fees) of the Administrative Agent incurred in connection with the enforcement of the rights of the Lender Group under the Loan Documents, and (ii) any Agent Advances made by the Administrative Agent under or pursuant to the terms of the Loan Documents (including any costs incurred in connection with the sale or disposition of any Collateral);

               SECOND, pro rata, to payment of any fees owed to the Administrative Agent, the Issuing Bank or the Swing Bank hereunder or under any other Loan Document;
               THIRD, to the payment of out-of-pocket costs and expenses (including reasonable attorneys’ fees) of the Lenders incurred in connection with the enforcement of their respective rights under the Loan Documents;
               FOURTH, to the payment of all obligations consisting of accrued fees and interest payable to the Lenders hereunder;
               FIFTH, to the payment of the principal of the Swing Loans then outstanding;
               SIXTH, pro rata, to (i) the payment of principal on the Revolving Loans then outstanding, and (ii) the Letter of Credit Reserve Account to the extent of one hundred five percent (105%) of any Letter of Credit Obligations then outstanding;
               SEVENTH, to the payment of any Obligation arising in respect of the Bank Products;
               EIGHTH, to any other Obligations not otherwise referred to in this Section 2.11(b); and
               NINTH, upon satisfaction in full of all Obligations, to the Borrowers or as otherwise required by law.
     Section 2.12 Use of Proceeds. The proceeds of the Loans shall be used by the Borrowers to refinance existing Funded Debt, to fund transaction costs, to fund future acquisitions permitted hereunder, to provide for working capital and for the Borrowers’ general corporate purposes.
     Section 2.13 All Obligations to Constitute One Obligation. All Obligations shall constitute one general obligation of the Borrowers and shall be secured by the Administrative Agent’s security interest (on behalf of, and for the benefit of, the Lender Group) and Lien upon all of the Collateral, and by all other security interests and Liens heretofore, now or at any time hereafter granted by any Borrower Party to the Administrative Agent or any other member of the Lender Group, to the extent provided in the Security Documents under which such Liens arise.
     Section 2.14 Maximum Rate of Interest. The Borrowers and the Lender Group hereby agree and stipulate that the only charges imposed upon the Borrowers for the use of money in connection with this Agreement are and shall be the specific interest and fees described in this Article 2 and in any other Loan Document. Notwithstanding the foregoing, the Borrowers and the Lender Group further agree and stipulate that all closing fees, agency fees, syndication fees, facility fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by any member of the Lender Group to third parties or for damages incurred by the Lender Group, or any of them, are charges to compensate the Lender Group for underwriting and administrative services and costs or losses performed or incurred, and to be performed and incurred, by the Lender Group in connection with this Agreement and the other Loan Documents and shall under no circumstances be deemed to be charges for the use of money pursuant to Official Code of Georgia Annotated Sections 7-4-2 and 7-4-18 or any other Applicable Law. In no event shall the amount of interest and other charges for the use of money payable under this Agreement exceed the maximum amounts permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. The Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and other charges for the use of money and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if the amount of such interest and other charges for the use of money or manner of payment exceeds the maximum amount allowable under Applicable Law, then, ipso facto as of the Agreement Date, the Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from the Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Revolving Loans to the extent of such excess.
     Section 2.15 Letters of Credit.
          (a) Subject to the terms and conditions of this Agreement, the Issuing Bank, on behalf of the Lenders, and in reliance on the agreements of the Lenders set forth in Section 2.15(c) below, hereby agrees to issue (or arrange with a Foreign Issuer for the issuance of) one or more Letters of Credit up to an aggregate face amount equal to the Letter of Credit Commitment; provided, however, that, except as described in the last sentence of Section 4.4, the Issuing Bank shall not issue (or arrange with a Foreign Issuer for the issuance of) any Letter of Credit unless the conditions precedent to the issuance thereof set forth in Section 4.4 have been satisfied. Each Letter of Credit shall (i) be denominated in Dollars, and (ii) expire no later than the earlier to occur of (A) the date thirty (30) days prior to the Maturity Date, and (B) three hundred sixty (360) days after its date of issuance (but may contain provisions for automatic renewal provided that no Default exists on the renewal date or would be caused by such renewal and provided no such renewal shall extend beyond the date thirty (30) days prior to the Maturity Date). Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of Georgia. The Issuing Bank shall not at any time be obligated to issue, or cause to be issued, any Letter of Credit if such issuance would conflict with, or cause the Issuing Bank to exceed any limits imposed by, any Applicable Law.

          (b) The Administrative Borrower may from time to time request that the Issuing Bank issue (or arrange with a Foreign Issuer for the issuance of) a Letter of Credit. The Administrative Borrower shall execute and deliver to the Administrative Agent and the Issuing Bank a Request for Issuance of Letter of Credit for each Letter of Credit to be issued by the Issuing Bank, not later than 11:00 a.m. (Atlanta, Georgia time) on the third (3rd) Business Day preceding the date on which the requested Letter of Credit is to be issued, or such shorter notice as may be acceptable to the Issuing Bank and the Administrative Agent. Upon receipt of any such Request for Issuance of Letter of Credit, subject to satisfaction of all conditions precedent thereto as set forth in Section 4.4 or waiver of such conditions pursuant to the last sentence of Section 4.4, the Issuing Bank shall process such Request for Issuance of Letter of Credit and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue (or arrange with a Foreign Issuer for the issuance of) the Letter of Credit requested thereby. The Issuing Bank shall furnish a copy of such Letter of Credit to the Administrative Borrower and the Administrative Agent following the issuance thereof. In addition to the fees payable pursuant to Section 2.4(c)(ii), the Borrowers shall pay or reimburse the Issuing Bank for normal and customary costs and expenses incurred by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering the Letters of Credit.
          (c) Immediately upon the issuance by the Issuing Bank of a Letter of Credit and in accordance with the terms and conditions of this Agreement, the Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s Revolving Commitment Ratio, in such Letter of Credit and the obligations of the Borrowers with respect thereto (including, without limitation, all Letter of Credit Obligations with respect thereto). The Issuing Bank shall promptly notify the Administrative Agent of any draw under a Letter of Credit. At such time as the Administrative Agent shall be notified by the Issuing Bank that the beneficiary under any Letter of Credit has drawn on the same, the Administrative Agent shall promptly notify the Administrative Borrower and the Swing Bank (or, at its option, all Lenders), by telephone or telecopy, of the amount of the draw and, in the case of each Lender, such Lender’s portion of such draw amount as calculated in accordance with its Revolving Commitment Ratio.
          (d) The Borrowers hereby agree to immediately reimburse the Issuing Bank for amounts paid by the Issuing Bank in respect of draws under each Letter of Credit. In order to facilitate such repayment, the Borrowers hereby irrevocably request the Lenders, and the Lenders hereby severally agree, on the terms and conditions of this Agreement (other than as provided in Article 2 with respect to the amounts of, the timing of requests for, and the repayment of Advances hereunder and in Article 4 with respect to conditions precedent to Advances hereunder), with respect to any drawing under a Letter of Credit, to make a Base Rate Advance on each day on which a draw is made under any

Letter of Credit and in the amount of such draw, and to pay the proceeds of such Advance directly to the Issuing Bank to reimburse the Issuing Bank for the amount paid by it upon such draw. Each Lender shall pay its share of such Base Rate Advance by paying its portion of such Advance to the Administrative Agent in accordance with Section 2.2(e) and its Revolving Commitment Ratio, without reduction for any set-off or counterclaim of any nature whatsoever and regardless of whether any Default exists or would be caused thereby. The disbursement of funds in connection with a draw under a Letter of Credit pursuant to this Section shall be subject to the terms and conditions of Section 2.2(e). The obligation of each Lender to make payments to the Administrative Agent, for the account of the Issuing Bank, in accordance with this Section 2.15 shall be absolute and unconditional and no Lender shall be relieved of its obligations to make such payments by reason of noncompliance by any other Person with the terms of the Letter of Credit or for any other reason (other than the gross negligence or willful misconduct of the Issuing Bank in paying such Letter of Credit, as determined by a final non-appealable judgment of a court of competent jurisdiction). The Administrative Agent shall promptly remit to the Issuing Bank the amounts so received from the other Lenders. Any overdue amounts payable by the Lenders to the Issuing Bank in respect of a draw under any Letter of Credit shall bear interest, payable on demand, (x) for the first two (2) Business Days, at the Federal Funds Rate, and (y) thereafter, at the Base Rate. Notwithstanding the foregoing, at the request of the Administrative Agent, the Swing Bank may, at its option and subject to the conditions set forth in Section 2.2(g) other than the condition that the applicable conditions precedent set forth in Article 4 be satisfied, make Swing Loans to reimburse the Issuing Bank for amounts drawn under Letters of Credit.
          (e) The Borrowers agree that each Advance by the Lenders to reimburse the Issuing Bank for draws under any Letter of Credit, shall, for all purposes hereunder, unless and until converted into a Eurodollar Advance pursuant to Section 2.2(b)(ii), be deemed to be a Base Rate Advance under the Revolving Loan Commitment and shall be payable and bear interest in accordance with all other Base Rate Advances of Revolving Loans.
          (f) The Borrowers agree that any action taken or omitted to be taken by the Issuing Bank in connection with any Letter of Credit, except for such actions or omissions as shall constitute gross negligence or willful misconduct on the part of such Issuing Bank as determined by a final non-appealable judgment of a court of competent jurisdiction, shall be binding on the Borrowers as between the Borrowers and the Issuing Bank, and shall not result in any liability of the Issuing Bank to the Borrowers. The obligation of the Borrowers to reimburse the Issuing Bank for a drawing under any Letter of Credit or the Lenders for Advances made by them to the Issuing Bank on account of draws made under the Letters of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever (except if arising from the gross negligence or willful misconduct on the part of such Issuing Bank as determined by a final non-appealable judgment of a court of competent jurisdiction), including, without limitation, the following circumstances:
               (i) Any lack of validity or enforceability of any Loan Document;
               (ii) Any amendment or waiver of or consent to any departure from any or all of the Loan Documents;
               (iii) Any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith;
               (iv) The existence of any claim, set-off, defense or any right which any Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or Persons for whom any such beneficiary or any such transferee may be acting), any Lender or any other Person, whether in connection with any Letter of Credit, any transaction contemplated by any Letter of Credit, this Agreement, or any other Loan Document, or any unrelated transaction;
               (v) Any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;
               (vi) The insolvency of any Person issuing any documents in connection with any Letter of Credit;
               (vii) Any breach of any agreement between any Borrower and any beneficiary or transferee of any Letter of Credit;
               (viii) Any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit;
               (ix) Any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, whether or not they are in code;
               (x) Any act, error, neglect or default, omission, insolvency or failure of business of any of the correspondents of the Issuing Bank;
               (xi) Any other circumstances arising from causes beyond the control of the Issuing Bank;

               (xii) Payment by the Issuing Bank under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of the Issuing Bank as determined by a final non-appealable judgment of a court of competent jurisdiction; and
               (xiii) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.
          (g) The Borrowers will indemnify and hold harmless each Indemnified Person from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys’ fees) which may be imposed on, incurred by or asserted against such Indemnified Person in any way relating to or arising out of the issuance of a Letter of Credit, except that the Borrowers shall not be liable to an Indemnified Person for any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Indemnified Person as determined by a final non-appealable judgment of a court of competent jurisdiction. This Section 2.15(g) shall survive termination of this Agreement.
          (h) Each Lender shall be responsible (to the extent the Borrowers are obligated to reimburse the Issuing Bank under the Loan Documents and the Issuing Bank is not reimbursed by the Borrowers) for its pro rata share (based on such Lender’s Revolving Commitment Ratio) of any and all reasonable out-of-pocket costs, expenses (including reasonable legal fees) and disbursements which may be incurred or made by the Issuing Bank in connection with the collection of any amounts due under, the administration of, or the presentation or enforcement of any rights conferred by any Letter of Credit, any Borrower’s or any Guarantor’s obligations to reimburse draws thereunder or otherwise. In the event the Borrowers shall fail to pay such expenses of the Issuing Bank within fifteen (15) days of demand for payment by the Issuing Bank, each Lender shall thereupon pay to the Issuing Bank its pro rata share (based on such Lender’s Revolving Commitment Ratio) of such expenses within ten (10) days from the date of the Issuing Bank’s notice to the Lenders of the Borrowers’ failure to pay; provided, however, that if the Borrowers shall thereafter pay such expenses, the Issuing Bank will repay to each Lender the amounts received from such Lender hereunder.
          (i) Unless otherwise expressly agreed by the Issuing Bank and the Borrowers when a Letter of Credit is issued and subject to Applicable Laws, (i) each Standby Letter of Credit shall be governed by the “International Standby Practices 1998” (ISP98) (or such later revision as may be published by the Institute of International Banking Law & Practice on any date any Letter of Credit may be issued) and (ii) each Commercial Letter of Credit shall be governed by the Uniform Customs and (iii) in both cases, to the extent not inconsistent therewith, the governing law of this Agreement set forth in Section 11.7.
     Section 2.16 Bank Products. Any Borrower Party may request and any Lender may, in its sole and absolute discretion, arrange for such Borrower Party to obtain from such Lender or any Affiliate of such Lender, Bank Products although no Borrower Party is required to do so. If any Bank Products are provided by an Affiliate of any Lender, the Borrower Parties agree to indemnify and hold the Lender Group, or any of them, harmless from any and all costs and obligations now or hereafter incurred by the Lender Group, or any of them, which arise from any indemnity given by such Lender to any of its Affiliates, as applicable, related to such Bank Products; provided, however, nothing contained herein is intended to limit the Borrower Parties’ rights, with respect to such Lender or any of its Affiliates, as applicable, if any, which arise as a result of the execution of documents by and between the Borrower Parties and such Person which relate to any Bank Products. The agreement contained in this Section shall survive termination of this Agreement. The Borrower Parties acknowledge and agree that the obtaining of Bank Products from any Lender or its Affiliates (a) is in the sole and absolute discretion of such Lender or such Affiliates, and (b) is subject to all rules and regulations of such Lender or such Affiliates.
     Section 2.17 Additional Increase of Commitments; Additional Lenders.
          (a) Increase of the Revolving Loan Commitment.
               (i) So long as no Event of Default has occurred and is continuing, Parent, on behalf of Borrowers, may request the right to effectuate increases in the Revolving Loan Commitment (any such increase, a “Commitment Increase”), by an aggregate additional amount of up to $45,000,000 for all such Commitment Increases (the “Commitment Increase Cap”), during the term of this Agreement by delivering a Notice of Requested Commitment Increase to the Administrative Agent substantially in the form of Exhibit I (a “Notice of Requested Commitment Increase”), provided that, in each case: (A) each Commitment Increase shall be in minimum increments of $15,000,000; (B) the proposed Commitment Increase shall have been consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld), each Lender (if any) who is increasing its portion of the Revolving Loan Commitment and any other bank or financial institution acceptable to the Borrowers and the Administrative Agent that has agreed to become a Lender in respect of all or a portion of the Commitment Increase (a “New Lender”); and (C) the proposed Commitment Increase, together with any prior Commitment Increase, shall not exceed the Commitment Increase Cap. Each Notice of Requested Commitment Increase shall specify: (1) the amount of the proposed Commitment Increase and (2) the requested date of the proposed Commitment Increase (which shall be at least thirty (30) days from the date of delivery of the Notice of Requested Commitment Increase). Each Notice of Requested Commitment Increase shall be binding on all Borrowers. Upon the effective date of any Commitment Increase, Parent shall deliver to the Administrative Agent a certificate of the chief financial officer of Parent certifying that no Default or Event of Default then exists or would be caused thereby. No Commitment Increase shall be effective until the Administrative Agent shall have received amendments to this Agreement and the other Loan Documents, commitments of Lenders or New Lenders in an aggregate amount equal to such Commitment Increase, Lender Agreements for each Lender or New Lender committing to such Commitment Increase, any upfront fees to be paid to the Lenders committing to such Commitment Increase, and, if requested, opinion letters, Revolving Loan Notes and such other agreements, documents and instruments requested by and reasonably satisfactory to the Administrative Agent in its Permitted Discretion evidencing and setting forth the conditions of such Commitment Increase.
               (ii) If the Administrative Agent approves a proposed Commitment Increase, the Administrative Agent shall deliver a copy of the Notice of Requested Commitment Increase relating thereto to each Lender. No Lender (or any successor thereto) shall have any obligation to increase its portion of the Revolving Loan Commitment or its other obligations under this Agreement or the other Loan Documents, and any decision by a Lender to increase its portion of the Revolving Loan Commitment shall be made in its sole discretion independently from any other Lender. If the Administrative Agent receives commitments from the Lenders or the New Lenders in excess of the amount of the proposed Commitment Increase, the Administrative Agent shall have the right, in its sole discretion, to reduce and reallocate (within the minimum and maximum amounts specified by each such Lender or New Lender in its notice to the Administrative Agent) the shares of such Commitment Increase of the Lenders or New Lenders willing to fund the proposed Commitment Increase so that the total committed shares of the proposed Commitment Increase equals the proposed Commitment Increase. The Administrative Agent shall notify each Lender or New Lender, as the case may be, whether its proposed share of the proposed Commitment Increase has been accepted and, if so, the amount of its share of such Commitment Increase, and such Lender shall thereafter execute and deliver a Lender Agreement with respect to its respective share of such Commitment Increase.
               (iii) Notwithstanding anything to the contrary contained herein, each Commitment Increase meeting the conditions set forth in Section 2.17(a)(i) shall not require the consent of any Lender other than those Lenders, if any, which have agreed to increase their portions of the Revolving Loan Commitment in connection with such Commitment Increase and shall not constitute an amendment, modification or waiver that is subject to Section 11.12 and shall be effective as of the later of (a) the date specified in the applicable Notice of Requested Commitment Increase and (b) the date upon which the foregoing conditions shall have been satisfied or waived by the Administrative Agent and the Lenders which have agreed to increase their portions of the Revolving Loan Commitment, or by the requisite Lenders in accordance with Section 11.12 in the case of a waiver of an Event of Default, as applicable.

          (b) Effect of Commitment Increase. After giving effect to any Commitment Increase, the outstanding Revolving Loans may not be held pro rata in accordance with the new Revolving Loan Commitment. In order to remedy the foregoing, on the effective date of each Commitment Increase, the Lenders (including any New Lenders) shall reallocate the Revolving Loans owed to them among themselves so that, after giving effect thereto, the Revolving Loans will be held by the Lenders (including any New Lenders) on a pro rata basis in accordance with their respective Revolving Commitment Ratios (after giving effect to such Commitment Increase). Each Lender agrees to wire immediately available funds to the Administrative Agent in accordance with this Agreement as may be required by the Administrative Agent in connection with the foregoing. Notwithstanding the provisions of Section 11.5, the reallocations so made by each Lender whose Revolving Commitment Ratio has increased shall be deemed to be a purchase of a corresponding amount of the Revolving Loans of the Lender or Lenders whose Revolving Commitment Ratio have decreased and shall not be considered an assignment for purposes of Section 11.5
ARTICLE 3.
GUARANTY
     Section 3.1 Guaranty.
          (a) Each Guarantor hereby guarantees to the Administrative Agent, for the benefit of the Lender Group, the full and prompt payment of the Obligations, including, without limitation, any interest therein (including, without limitation, interest as provided in this Agreement, accruing after the filing of a petition initiating any Insolvency Proceedings, whether or not such interest accrues or is recoverable against the Borrowers after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), plus reasonable attorneys’ fees and expenses if the obligations represented by this Guaranty are collected by law, through an attorney-at-law, or under advice therefrom.
          (b) Regardless of whether any proposed guarantor or any other Person shall become in any other way responsible to the Lender Group, or any of them, for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person now or hereafter responsible to the Lender Group, or any of them, for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, each Guarantor hereby declares and agrees that this Guaranty shall be a joint and several obligation, shall be a continuing guaranty and shall be operative and binding until the Obligations shall have been indefeasibly paid in full in cash (or in the case of Letter of Credit Obligations, secured through delivery of cash collateral in an amount equal to one hundred and five percent (105%) of the Letter of Credit Obligations) and the Revolving Loan Commitment shall have been terminated.

          (c) Each Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense (other than the defense of payment in cash in full, to the extent of its obligations hereunder, or a defense that such Guarantor’s liability is limited as provided in Section 3.1(g)), set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations of the Guarantors under this Guaranty or the obligations of any other Person or party (including, without limitation, the Borrowers) relating to this Guaranty or the obligations of any of the Guarantors under this Guaranty or otherwise with respect to the Obligations in any action or proceeding brought by the Administrative Agent or any other member of the Lender Group to collect the Obligations or any portion thereof, or to enforce the obligations of any of the Guarantors under this Guaranty.
          (d) The Lender Group, or any of them, may from time to time, without exonerating or releasing any Guarantor in any way under this Guaranty, (i) take such further or other security or securities for the Obligations or any part thereof as they may deem proper, or (ii) release, discharge, abandon or otherwise deal with or fail to deal with any Guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Lender Group, or any of them, or (iii) amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Loan Documents, all as they may consider expedient or appropriate in their sole discretion. Without limiting the generality of the foregoing, or of Section 3.1(e), it is understood that the Lender Group, or any of them, may, without exonerating or releasing any Guarantor, give up, modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, and with or without notice, all as such Person may deem expedient.
          (e) Each Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Loan Documents, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), shall discharge all or any part of the liabilities and obligations of such Guarantor pursuant to this Guaranty; it being the purpose and intent of the Guarantors and the Lender Group that the covenants, agreements and all liabilities and obligations of each Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, each Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, and without possibility of recourse, whether by operation of law or otherwise, such Guarantor’s undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Lender Group, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Lender Group, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, such Guarantor or by reason of any further dealings between the Borrowers, on the one hand, and any member of the Lender Group, on the other hand, or any other guarantor or surety, and such Guarantor hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.
          (f) The Lender Group, or any of them, may, without demand or notice of any kind upon or to any Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by any Guarantor following and during the continuance of an Event of Default, if the Borrowers shall not have timely paid any of the Obligations (or in the case of Letter of Credit Obligations, secured through delivery of cash collateral in an amount equal to one hundred and five percent (105%) of the Letter of Credit Obligations), set-off and appropriate and apply to any portion of the Obligations hereby guaranteed, and in such order of application as the Administrative Agent may from time to time elect in accordance with this Agreement, any deposits, property, balances, credit accounts or moneys of any Guarantor in the possession of any member of the Lender Group or under their respective control for any purpose. If and to the extent that any Guarantor makes any payment to the Administrative Agent or any other Person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have against any Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Obligations to the satisfaction of the Lender Group.
          (g) The creation or existence from time to time of Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized, without notice to any Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Lender Group herein. It is the intention of each Guarantor and the Administrative Agent that each Guarantor’s obligations hereunder shall be, but not in excess of, the Maximum Guaranteed Amount (as herein defined). The “Maximum Guaranteed Amount” with respect to any Guarantor, shall mean the maximum amount which could be paid by such Guarantor without rendering this Guaranty void or voidable as would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to the insolvency of debtors.
          (h) Upon the bankruptcy or winding up or other distribution of assets of any Borrower, or of any surety or guarantor (other than the applicable Guarantor) for any Obligations of the Borrowers to the Lender Group, or any of them, the rights of the Administrative Agent against any Guarantor shall not be affected or impaired by the omission of any member of the Lender Group to prove its claim, or to prove the full claim, as appropriate, against the Borrowers, or any such other guarantor or surety, and the Administrative Agent may prove such claims as it sees fit and may refrain from proving any claim and in its discretion may value as it sees fit or refrain from valuing any security held by it without in any way releasing, reducing or otherwise affecting the liability to the Lender Group of each of the Guarantors.
          (i) Each Guarantor hereby absolutely, unconditionally and irrevocably expressly waives, except to the extent such waiver would be expressly prohibited by Applicable Law, the following: (i) notice of acceptance of this Guaranty, (ii) notice of the existence or creation of all or any of the Obligations, (iii) presentment, demand, notice of dishonor, protest and all other notices whatsoever (other than notices expressly required hereunder or under any other Loan Document to which any Guarantor is a party), (iv) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing, (v) all rights to enforce any remedy which the Lender Group, or any of them, may have against any Borrower, (vi) until the Obligations shall have been paid in full in cash (or in the case of a Letter of Credit Obligations, secured through delivery of cash collateral in an amount equal to one hundred and five percent (105%) of the Letter of Credit Obligations), all rights of subrogation, indemnification, contribution and reimbursement from any Borrower for amounts paid hereunder and any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Lender Group, or any of them, in respect of the Obligations, and (vii) any and all rights under Official Code of Georgia Sections 10-7-23 and 10-7-24. If a claim is ever made upon any member of the Lender Group for the repayment or recovery of any amount or amounts received by such Person in payment of any of the Obligations and such Person repays all or part of such amount by reason of (A) any judgment, decree or order of any court or administrative body having jurisdiction over such Person or any of its property, or (B) any settlement or compromise of any such claim effected by such Person with any such claimant, including any Borrower, then in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and such Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.
          (j) This Guaranty is a continuing guaranty of the Obligations and all liabilities to which it applies or may apply under the terms hereof and shall be conclusively presumed to have been created in reliance hereon. No failure or delay by any member of the Lender Group in the exercise of any right, power, privilege or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy and no course of dealing between any Guarantor and any member of the Lender Group shall operate as a waiver thereof. No action by any member of the Lender Group permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Obligations shall include, without limitation, all Obligations of the Borrowers to the Lender Group, notwithstanding any right or power of any third party, individually or in the name of any Borrower and the Lender Group, or any of them, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of any Guarantor hereunder.

          (k) This is a guaranty of payment and not of collection. In the event the Administrative Agent makes a demand upon any Guarantor in accordance with the terms of this Guaranty, such Guarantor shall be held and bound to the Administrative Agent directly as debtor in respect of the payment of the amounts hereby guaranteed. All costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by the Administrative Agent in obtaining performance of or collecting payments due under this Guaranty shall be deemed part of the Obligations guaranteed hereby.
          (l) Each Subsidiary Guarantor is a direct or indirect wholly owned Domestic Subsidiary of a Borrower. Each Guarantor expressly represents and acknowledges that any financial accommodations by the Lender Group to the Borrowers, including, without limitation, the extension of credit, are and will be of direct interest, benefit and advantage to such Guarantor.
          (m) Each Guarantor shall be entitled to subrogation and contribution rights from and against the Borrowers to the extent any Guarantor is required to pay to any member of the Lender Group any amount in excess of the Loans advanced directly to, or other Obligations incurred directly by, such Guarantor or as otherwise available under Applicable Law; provided, however, that such subrogation and contribution rights are and shall be subject to the terms and conditions of this Section 3.1 and Section 13.5. The payment obligation of a Guarantor to any other Guarantor under any Applicable Law regarding contribution rights among co-obligors or otherwise shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Guaranty, and such Guarantor shall not exercise any right or remedy with respect to such rights until payment and satisfaction in full of all such obligations.
     Section 3.2 Special Provisions Applicable to Subsidiary Guarantors.
          (a) Pursuant to Section 6.20 of this Agreement, any new Domestic Subsidiary of any Borrower is required to enter into this Agreement by executing and delivering to the Administrative Agent a Guaranty Supplement. Upon the execution and delivery of a Guaranty Supplement by such new Domestic Subsidiary, such Domestic Subsidiary shall become a Guarantor and Borrower Party hereunder with the same force and effect as if originally named as a Guarantor or Borrower Party herein. The execution and delivery of any Guaranty Supplement (or any other supplement to any Loan Document delivered in connection therewith) adding an additional Guarantor as a party to this Agreement or any other Applicable Loan Document shall not require the consent of any other party hereto. The rights and obligations of each party hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.

ARTICLE 4.
CONDITIONS PRECEDENT
     Section 4.1 Conditions Precedent to Closing. The obligations of the Lenders to undertake the Revolving Loan Commitments and to make any initial Advance hereunder, and the obligation of the Issuing Bank to issue (or arrange for the issuance of) any initial Letter of Credit hereunder, are subject to the prior fulfillment of each of the following conditions:
          (a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
               (i) This duly executed Agreement;
               (ii) A duly executed Revolving Loan Note to the order of each Lender requesting a promissory note in the amount of such Lender’s Revolving Commitment Ratio of the Revolving Loan Commitment;
               (iii) The Security Agreement duly executed by the Borrower Parties, together with Uniform Commercial Code financing statements related thereto;
               (iv) The Fee Letter duly executed by the Borrowers;
               (v) The legal opinion of in-house counsel of Parent, addressed to the Lender Group;
               (vi) The legal opinion of Trenam, Kemker, Scharf, Barkin, Frye, O’Neill & Mullis, P.A, Florida counsel to the Borrower Parties, addressed to the Lender Group;
               (vii) A loan certificate signed by an Authorized Signatory of each Borrower Party, including a certificate of incumbency with respect to each Authorized Signatory of such Borrower Party, together with appropriate attachments which shall include, without limitation, the following: (A) a copy of Certificate of Incorporation or Formation of such Borrower Party certified to be true, complete and correct by the Secretary of State of the State of such Borrower Party’s incorporation or formation, (B) a true, complete and correct copy of the By-Laws of such Borrower Party, (C) a true, complete and correct copy of the resolutions of such Borrower Party authorizing the execution, delivery and performance by such Borrower Party of the Loan Documents and the Bank Products Documents and authorizing the borrowings or guaranty, as applicable, hereunder, (D) certificates of active status or good standing from the jurisdiction where such Borrower Party was organized or incorporated, (E) copies of employment contracts for key management level employees of such Borrower Party, and

(F) copies of all agreements among the shareholders of such Borrower Party to which such Borrower Party is a party and plans and agreements (other than agreements entered into pursuant to or in connection with a disclosed plan) providing for the grant, issuance or sale of Equity Interests of such Borrower Party;
               (viii) Parent and its Subsidiaries (a) projected financial statements for the remainder of fiscal year 2008 and 2009, including its income statement, balance sheet, statement of cash flows and availability forecast, on a quarter by quarter basis, and (b) projected financial statements, including income statement, balance sheet and statement of cash flows, for fiscal year 2010 on an annual basis;
               (ix) Certificates of insurance and loss payable endorsements with respect to the Borrower Parties and certified copies of all insurance policies of the Borrower Parties, in each case, meeting the requirements of Section 6.5;
               (x) Pay-off letters, termination statements, canceled mortgages and the like required by the Administrative Agent in connection with the removal of any Liens (other than Permitted Liens), including, without limitation, all tax liens, against the assets of the Borrower Parties;
               (xi) Lien search results with respect to the Borrower Parties from all appropriate jurisdictions and filing offices;
               (xii) Evidence satisfactory to the Administrative Agent that the Liens granted pursuant to the Security Documents will be first priority perfected Liens on the Collateral (subject only to Permitted Liens);
               (xiii) Payment of all fees and expenses payable to the Administrative Agent, the Affiliates of the Administrative Agent, and the Lenders in connection with the execution and delivery of this Agreement, including, without limitation, fees and expenses of counsel to the Administrative Agent;
               (xiv) (A) An affidavit by an Authorized Signatory of each Borrower Party that the Loan Documents executed by such Borrower Party have been executed and delivered outside of the State of Florida or (B) evidence that all applicable stamp tax or other tax related to the Loan Documents have been paid; and
               (xv) All such other documents as the Administrative Agent may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.
          (b) The Lender Group shall have received evidence satisfactory to them that no change in the business assets, management, operations, financial condition or prospects of the Borrower Parties shall have occurred since August 2, 2008, which change has had or would be reasonably expected to have a Materially Adverse Effect, and the Lender Group shall have received a certificate of an Authorized Signatory of the Administrative Borrower so stating.
          (c) The Lender Group shall have received the financial statements described in Section 5.1(k), each in form and substance to the members of the Lender Group.
          (d) The Lender Group shall have received evidence satisfactory to them that all Necessary Authorizations are in full force and effect and are not subject to any pending or threatened reversal or cancellation, that no other consents or approvals are required and that no Default exists, after giving effect to the initial Advance hereunder, and the Lender Group shall have received a certificate of an Authorized Signatory of the Administrative Borrower so stating.
          (e) The Administrative Agent shall have received confirmation that the original Uniform Commercial Code financing statements as debtor and naming the Administrative Agent as secured party have been duly filed in all appropriate jurisdictions, in such form as shall be satisfactory to the Administrative Agent.
          (f) The Administrative Agent shall have completed such other business and legal due diligence with respect to the Borrowers and the results thereof shall be acceptable to the Administrative Agent, in its sole discretion.
     Section 4.2 Conditions Precedent to Initial Advance. The obligations of the Lenders to undertake the Revolving Loan Commitments and to make the initial Advance hereunder, and the obligation of the Issuing Bank to issue the initial Letter of Credit hereunder, are subject to the prior fulfillment of each of the following conditions:
          (a) The Administrative Agent shall have received duly executed Blocked Account Agreements for each Concentration Account and, to the extent required by Section 6.15, each Collateral Related Account.
          (b) The Administrative Agent shall have received a duly executed Request for Advance for the initial Advance of the Loans.
          (c) The Administrative Agent shall have received a Borrowing Base Certificate, in form and substance satisfactory to the Lender Group, reflecting that, among other things, as of such date, after giving effect to any borrowings hereunder on such date and any issuance of any Letters of Credit hereunder on such date, Availability shall not be less than $25,000,000 (with trade payables, expenses and liabilities being paid in the ordinary course of business).
          (d) The Lender Group shall have received evidence satisfactory to them that no change in the business assets, management, operations, financial condition or prospects of the Borrower Parties shall have occurred since August 2, 2008, which change has had or would be reasonably expected to have a Materially Adverse Effect, and the Lender Group shall have received a certificate of an Authorized Signatory of the Administrative Borrower so stating.
          (e) The Administrative Agent shall have completed background checks with respect to certain key officers of the Borrower Parties and such background checks shall be satisfactory to the Administrative Agent.
          (f) The Administrative Agent shall have received evidence satisfactory to it that the field audit of all Credit Card Receivables and Inventory has been completed by auditors and appraisers selected by the Administrative Agent and such audit is in form and substance reasonably satisfactory to the Administrative Agent.
     Section 4.3 Conditions Precedent to Each Advance. The obligation of the Lenders to make each Advance, including the initial Advance hereunder (but excluding Advances, the proceeds of which are to reimburse (i) the Swing Bank for Swing Loans, (ii) the Administrative Agent for Agent Advances or (iii) the Issuing Bank for amounts drawn under a Letter of Credit), is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:
          (a) All of the representations and warranties of the Borrower Parties under this Agreement and the other Loan Documents, which, pursuant to Section 5.4, are made at and as of the time of such Advance, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) at such time, both before and after giving effect to the application of the proceeds of the Advance;
          (b) Since August 2, 2008, there shall have been no change that has had or would be reasonably expected to have a Materially Adverse Effect;
          (c) There shall not exist on the date of such Advance and after giving effect thereto, a Default; and
          (d) The Administrative Agent and the Lenders shall have received all such other certificates, reports, statements, opinions of counsel, or other documents as the Administrative Agent or Lenders may reasonably request and all other conditions to the making of such Advance which are set forth in this Agreement shall have been fulfilled.
          The Borrowers hereby agree that the delivery of any Request for Advance hereunder or any telephonic request for an Advance hereunder shall be deemed to be the certification of the Authorized Signatory thereof that all of the conditions set forth in this Section 4.3 have been satisfied. Notwithstanding the foregoing, if the conditions, or any of them, set forth above are not satisfied, such conditions may be waived by the requisite Lenders under Section 11.12, and, in any event the Majority Lenders may waive the condition set forth in Section 4.3(c).

     Section 4.4 Conditions Precedent to Each Letter of Credit. The obligation of the Issuing Bank to issue (or arrange for the issuance of) each Letter of Credit (including the initial Letter of Credit) hereunder is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with the issuance of such Letter of Credit:
          (a) All of the representations and warranties of the Borrower Parties under this Agreement and the other Loan Documents, which, pursuant to Section 5.4, are made at and as of the time of the issuance of such Letter of Credit, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) at such time, both before and after giving effect to the issuance of such Letter of Credit;
          (b) Since August 2, 2008, there shall have been no change that has had or would be reasonably expected to have a Materially Adverse Effect;
          (c) There shall not exist on the date of issuance of such Letter of Credit, and after giving effect thereto, a Default; and
          (d) The Administrative Agent and the Issuing Bank shall have received all such other certificates, reports, statements, opinions of counsel, or other documents as the Administrative Agent or the Issuing Bank may reasonably request and all other conditions to the issuance of such Letter of Credit which are set forth in this Agreement shall have been fulfilled.
     Notwithstanding anything to the contrary contained herein, if Borrowers shall have failed to satisfy any condition precedent contained in Section 4.2, then Borrowers shall nonetheless be entitled to have Letters of Credit issued hereunder so long as the conditions in this Section 4.4 have been satisfied and the Administrative Agent has received cash collateral in an amount equal to one hundred and five percent (105%) of the face amount of such Letters of Credit.
     Subject to the immediately preceding sentence, the Borrowers hereby agree that the delivery of any Request for Issuance of a Letter of Credit hereunder shall be deemed to be the certification of the Authorized Signatory thereof that all of the conditions set forth in this Section 4.4 have been satisfied. Notwithstanding the foregoing, if the conditions, or any of them, set forth above are not satisfied, such conditions may be waived by the requisite Lenders under Section 11.12, and, in any event the Majority Lenders may waive the condition set forth in Section 4.4(c).
     Section 4.5 Conditions Subsequent to Closing. The following conditions subsequent shall have been satisfied within the time frames set forth below (as may be extended by the Administrative Agent in its sole discretion):
          (a) Within 45 days after the Agreement Date, the Administrative

Agent shall have received duly executed Blocked Account Agreements for each Concentration Account and, to the extent required by Section 6.15, each Collateral Related Account.
          (b) Within 45 days after the Agreement Date, the Administrative Agent shall have completed background checks with respect to certain key officers of the Borrower Parties and such background checks shall be satisfactory to the Administrative Agent.
          (c) Within 60 days after the Agreement Date, the Administrative Agent shall have received evidence satisfactory to it that the field audit of all Credit Card Receivables and Inventory has been completed by auditors and appraisers selected by the Administrative Agent and such audit is in form and substance reasonably satisfactory to the Administrative Agent.
     With respect to the conditions subsequent in items (b) and (c) above, the Administrative Agent shall be diligent in its efforts to complete each such condition within the required timeframe and the Borrowers will diligently cooperate with the Administrative Agent to help facilitate the completion of each such condition subsequent.
ARTICLE 5.
REPRESENTATIONS AND WARRANTIES
     Section 5.1 General Representations and Warranties. In order to induce the Lender Group to enter into this Agreement and to extend the Loans and issue the Letters of Credit for the benefit of the Borrowers, each Borrower Party hereby represents, and warrants that:
          (a) Organization; Power; Qualification. Each Borrower Party and each Subsidiary of a Borrower Party (i) is a corporation, partnership or limited liability company duly organized, validly existing, and in active status or good standing under the laws of its state of incorporation or formation, (ii) has the corporate or other company power and authority to own or lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted, and (iii) is duly qualified and is in active status or good standing as a foreign corporation or other company, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization except in each case where the failure to have such power and authority described in clause (ii) above or to be so qualified as described in clause (iii) above would not reasonably be expected to have a Materially Adverse Effect.

          (b) Authorization; Enforceability. Each Borrower Party has the power and has taken all necessary action, corporate or otherwise, to authorize it to execute, deliver, and perform its obligations under this Agreement and each of the other Loan Documents to which it is a party in accordance with the terms thereof and to consummate the transactions contemplated hereby and thereby. Each of this Agreement and each other Loan Document to which a Borrower Party is a party has been duly executed and delivered by such Borrower Party, and (except for Requests for Advance, Requests for Issuance of Letters of Credit, Notices of Conversion/Continuation, Notices of Requested Commitment Increases and Uniform Commercial Code financing statements solely to the extent they do not contain any affirmative obligations of the Borrower Parties) is a legal, valid and binding obligation of such Borrower Party, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor’s rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
          (c) Partnerships; Joint Ventures; Subsidiaries. Except as disclosed on Schedule 5.1(c)-1, as of the Agreement Date, no Borrower Party or any Subsidiary of a Borrower Party has any Subsidiaries, which Subsidiaries are identified on such Schedule as Domestic Subsidiaries or Foreign Subsidiaries. As of the Agreement Date, no Borrower Party or any Subsidiary of a Borrower Party is a partner or joint venturer in any partnership or joint venture other than (i) the Subsidiaries listed on Schedule 5.1(c)-1 and (ii) the partnerships and joint ventures (that are not Subsidiaries) listed on Schedule 5.1(c)-2. Schedule 5.1(c)-1 and Schedule 5.1(c)-2 set forth, for each Person set forth thereon, a complete and accurate statement of (i) the percentage ownership of each such Person by the applicable Borrower Party or Subsidiary of a Borrower Party as of the Agreement Date, (ii) the state or other jurisdiction of incorporation or formation, as appropriate, of each such Person as of the Agreement Date, (iii) each state in which each such Person is qualified to do business as of the Agreement Date and (iv) all of each such Person’s trade names, trade styles or doing business forms which such Person has used or under which such Person has transacted business during the five (5) year period immediately preceding the Agreement Date.
          (d) Capital Stock and Related Matters. The authorized Equity Interests as of the Agreement Date of each Borrower Party and each Subsidiary of a Borrower Party that is a corporation and the number of shares of such Equity Interests that are issued and outstanding as of the Agreement Date are as set forth on Schedule 5.1(d). All of the shares of such Equity Interests in each Borrower Party (other than Parent) and each Domestic Subsidiary that are issued and outstanding as of the Agreement Date have been duly authorized and validly issued and are fully paid and non-assessable. None of such Equity Interests in each Borrower Party (other than Parent) and each Domestic Subsidiary have been issued in violation of the Securities Act, or the securities, “Blue Sky” or other Applicable Laws of any applicable jurisdiction. As of the Agreement Date, the Equity Interests of each such Borrower Party (other than Parent) and each such Subsidiary of a Borrower Party are owned by the parties listed on Schedule 5.1(d) in the amounts set forth on such schedule and a description of the Equity Interests of each such party is listed on Schedule 5.1(d). As of the Agreement Date, except as described on Schedule 5.1(d), no Borrower Party (other than Parent) or any Subsidiary of a Borrower Party has outstanding any stock or securities convertible into or exchangeable for any shares of its Equity Interests, nor are there any preemptive or similar rights to subscribe for or to purchase, or any other rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims of any character relating to, any Equity Interests or any stock or securities convertible into or exchangeable for any Equity Interests. Except as set forth on Schedule 5.1(d), as of the Agreement Date, no Borrower Party or any Subsidiary of any Borrower Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or to register any shares of its Equity Interests, and there are no agreements restricting the transfer of any shares of such Borrower Party’s or such Subsidiary’s Equity Interests or restricting the ability of any Subsidiary of any Borrower from making distributions, dividends or other Restricted Payments to such Borrower.
          (e) Compliance with Law, Loan Documents, and Contemplated Transactions. The execution, delivery, and performance of this Agreement and each of the other Loan Documents and the Bank Products Documents in accordance with their respective terms and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate any Applicable Law, (ii) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or formation or by-laws, partnership agreement or operating agreement of any Borrower Party or under any indenture, agreement, or other instrument to which any Borrower Party is a party or by which any Borrower Party or any of its properties may be bound, or (iii) result in or require the creation or imposition of any Lien upon or with any assets or property of any Borrower Party except Permitted Liens.
          (f) Necessary Authorizations. Each Borrower Party and each Subsidiary of a Borrower Party has obtained all Necessary Authorizations, and all such Necessary Authorizations are in full force and effect except, other than with respect to the transactions contemplated by the Loan Documents, where failure to obtain such Necessary Authorizations, or the failure of such Necessary Authorizations to be in full force and effect, could not reasonably be expected to have a Materially Adverse Effect. None of such Necessary Authorizations is the subject of any pending or, to the best of each Borrower Party’s knowledge, threatened attack or revocation, by the grantor of the Necessary Authorization except, other than with respect to the transactions contemplated by the Loan Documents, where the revocation by the grantor of such Necessary Authorizations could not reasonably be expected to have a Materially Adverse Effect.
          (g) Title to Properties. Each Borrower Party has good, marketable and legal title to, or a valid leasehold interest in, all of its properties and assets except as could not, individually or in the aggregate, be expected to have a Materially Adverse Effect, and none of such properties or assets is subject to any Liens, other than Permitted Liens.
          (h) Material Contracts. Schedule 5.1(h) contains a complete list, as of the Agreement Date, of each Material Contract, true, correct and complete copies of which have been delivered to the Administrative Agent. Schedule 5.1(h) further identifies, as of the Agreement Date, each Material Contract that requires consent to the granting of a Lien in favor of the Administrative Agent on the rights of any Borrower Party thereunder, with the exception of consents from one of the other Borrower Parties, which consent is granted by virtue of execution of this Agreement. No Borrower Party or any Subsidiary of a Borrower Party is in default under or with respect to any Material Contract to which it is a party or by which it or any of its properties are bound which default gives rise to a right of termination by the non-defaulting party and which Material Contract, if terminated, could reasonably be expected to have a Materially Adverse Effect.
          (i) Labor Matters. Except as disclosed on Schedule 5.1(i): as of the Agreement Date, (i) no Borrower Party is engaged in any unfair labor practice; (ii) there is no unfair labor practice complaint pending against any Borrower Party before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against any Borrower Party; and (iii) no strike or work stoppage is in existence involving any employees of any Borrower Party, except (with respect to any matter specified in clause (i) or (ii) above) such as could not reasonably be expected to have a Materially Adverse Effect.
          (j) Taxes. Except as set forth on Schedule 5.1(j), all federal, state and other material tax returns of each Borrower Party and each Subsidiary of a Borrower Party required by law to be filed have been duly filed, all such tax returns are true, complete and correct in all material respects, and all federal, state, and other material taxes (including without limitation, all real estate and personal property, income, franchise, transfer and gains taxes), all general or special assessments, and other governmental charges or levies upon each Borrower Party and each Subsidiary of a Borrower Party and any of their respective properties, income, profits, and assets, which are shown thereon as due and payable, have been paid, except any payment of any of the foregoing which such Borrower Party or such Subsidiary, as applicable, is currently contesting in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Borrower Party or such Subsidiary, as the case may be. As of the Agreement Date, no adjustment relating to any tax returns has been proposed formally or informally by any Governmental Authority and, to the knowledge of each Borrower Party no basis exists for any such adjustment, except as reflected in the charges, accruals and reserves on the books of the Borrower Parties and their Subsidiaries or except such as could not reasonably be expected to have a Materially Adverse Effect. The charges, accruals, and reserves on the books of the

Borrower Parties and their Subsidiaries in respect of taxes are, in the reasonable judgment of the Borrower Parties, adequate. Except as set forth on Schedule 5.1(j), as of the Agreement Date, no Borrower Party or any Subsidiary of a Borrower Party has been audited, or has knowledge of any pending audit, by the Internal Revenue Service or any other taxing authority. Except as described in Schedule 5.1(j), no Borrower Party has executed or filed with the Internal Revenue Service or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any taxes. Except as set forth on Schedule 5.1(j), as of the Agreement Date, none of the Borrower Parties and their respective predecessors are liable for any taxes: (i) under any agreement (including any tax sharing agreements) or (ii) to each Borrower Party’s knowledge, as a transferee. As of the Agreement Date, no Borrower Party has agreed, or been requested, to make any adjustment under Code Section 481(a), by reason of a change in accounting method or otherwise, which would have a Materially Adverse Effect.
          (k) Financial Statements. The Borrowers have furnished, or have caused to be furnished, to the Lenders (i) the consolidated audited financial statements of the Borrowers which are complete and correct in all material respects and present fairly in accordance with GAAP the respective financial positions of the Borrowers for fiscal years ending on January 28, 2006, February 3, 2007 and February 2, 2008, and the results of operations for the fiscal year then ended, (ii) the unaudited interim financial statements of the Borrowers which are complete and correct in all material respects and present fairly in accordance with GAAP, subject to normal year end adjustments, the respective financial positions of the Borrowers as at August 2, 2008, and the results of operations for the six month period then ended, and (iii) draft management prepared financial statements of the Borrowers for the fiscal quarter ended on November 1, 2008. Except as disclosed in such financial statements, no Borrower Party has any material liabilities, contingent or otherwise, and there are no material unrealized or anticipated losses of such Borrower Party which have not heretofore been disclosed in writing to the Lenders.
          (l) No Adverse Change. Since August 2, 2008, there has occurred no event which has had or could reasonably be expected to have a Materially Adverse Effect.
          (m) Investments and Guaranties. As of the Agreement Date, no Borrower Party or any Subsidiary of a Borrower Party owns any Equity Interests of any Person except as disclosed on Schedules 5.1(c)-1 and 5.1(c)-2, or has outstanding loans or advances to, or guaranties of the obligations of, any Person, except as reflected in the financial statements referred to in Section 5.1(k) or disclosed on Schedule 5.1(m).
          (n) Liabilities, Litigation, etc. As of the Agreement Date, except for liabilities incurred in the normal course of business, no Borrower Party or any Subsidiary of any Borrower Party has any material (individually or in the aggregate) liabilities, direct or contingent, except as disclosed or referred to in the financial statements referred to in

Section 5.1(k) or with respect to the Obligations. As of the Agreement Date, except as described on Schedules 5.1(n) and 5.1(y), there is no litigation, legal or administrative proceeding, investigation, or other action of any nature pending or, to the knowledge of the Borrower Parties, threatened against or affecting any Borrower Party, any Subsidiary of any Borrower Party or any of their respective properties which could reasonably be expected to result in any judgment against or liability of such Borrower Party or Subsidiary in excess of $1,000,000 individually or in the aggregate with respect to all Borrower Parties and their Subsidiaries, or the loss of any certification or license material to the operation of such Borrower Party’s or Subsidiary’s business. None of such litigation disclosed on Schedules 5.1(n) and 5.1(y), individually or collectively, could reasonably be expected to have a Materially Adverse Effect.
          (o) ERISA. Schedule 5.1(o) lists (i) all ERISA Affiliates and (ii) all Plans and separately identifies all Title IV Plans, Multiemployer Plans, and Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest IRS/DOL 5500-series form for each such Plan, have been delivered to the Administrative Agent. Except with respect to Multiemployer Plans, each Plan intended to be qualified under Code Section 401 has been determined by the Internal Revenue Service to qualify under Section 401 of the Code, the trusts created thereunder have been determined to be exempt from tax under the provisions of Sections 501 of the Code, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Borrower Party and each ERISA Affiliate and each of their respective Plans are in compliance in all material respects with ERISA and the Code and no Borrower Party nor any of its ERISA Affiliates has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. No Borrower Party or, to each Borrower Party’s knowledge, any of its ERISA Affiliates has made any promises of retirement or other benefits to employees, except as set forth in the Plans. No Borrower Party or ERISA Affiliate has incurred any material liability to the PBGC in connection with any such Plan (other than the payment of premiums that are not past due). No Title IV Plan has any Unfunded Pension Liability. No ERISA Event or event described in Section 4062(e) of ERISA has occurred and is continuing with respect to any such Plan. There are no pending, or to the knowledge of any Borrower Party, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary (as defined in Section 3(21) of ERISA) or sponsor of any Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of any Borrower Party or any of its ERISA Affiliates, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust to any material penalty or tax on “prohibited transactions” imposed by Section 502 of ERISA or Section 4975 of the Code.

          (p) Intellectual Property; Licenses; Certifications. As of the Agreement Date, the Borrower Parties own or otherwise have the right to use all patents, trademarks, service marks or copyrights necessary for the operation of the business of the Borrower Parties and their Subsidiaries as currently conducted, except for any such the failure to so own or have the right to use could not reasonably be expected to have a Materially Adverse Effect. Except as set forth on Schedule 5.1(p), as of the Agreement Date, the Borrower Parties have all material licenses or certifications necessary for the operation of the Borrower Parties’ and their Subsidiaries’ business as currently conducted, except for any such the failure where the failure to so have could not reasonably be expected to have a Materially Adverse Effect.
          (q) Compliance with Law; Absence of Default. Each Borrower Party and each Subsidiary of a Borrower Party is in compliance with all Applicable Laws and with all of the provisions of its certificate of incorporation or formation and by-laws or other governing documents except where the failure to be in compliance could not reasonably be expected to have a Materially Adverse Effect, and no event has occurred or has failed to occur which has not been remedied or waived, the occurrence or non-occurrence of which constitutes (i) a Default, or (ii) except with respect to Funded Debt in an aggregate principal amount equal to or less than $1,000,000, a default under any other indenture, agreement, or other instrument, or any judgment, decree, or order to which such Borrower Party or such Subsidiary is a party or by which such Borrower Party or such Subsidiary or any of their respective properties may be bound.
          (r) Intentionally Omitted.
          (s) Accuracy and Completeness of Information. All written information, reports, other papers and data relating to the Borrower Parties and their Subsidiaries furnished by or at the direction of the Borrower Parties to the Lender Group were, at the time furnished, complete and correct in all material respects. No fact is currently known to any Borrower Party which has, or could reasonably be expected to have, a Materially Adverse Effect. With respect to projections, estimates and forecasts given to the Lender Group, such projections, estimates and forecasts are based on the Borrower Parties’ good faith assessment of the future of the business at the time made. The Borrower Parties had a reasonable basis for such assessment at the time made.
          (t) Compliance with Regulations T, U, and X. No Borrower Party or any Subsidiary of a Borrower Party is engaged principally in the business of or has as one of its important activities in the business of extending credit for the purpose of purchasing or carrying, and no Borrower Party or any Subsidiary of a Borrower Party owns or presently intends to acquire, any “margin security” or “margin stock” as defined in Regulations T, U and X of the Board of Governors of the Federal Reserve System (herein called “Margin Stock”). None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of reducing or retiring any Funded Debt which was originally incurred to purchase or carry Margin Stock or for any other purpose which might constitute this transaction a “purpose credit” within the meaning of said Regulations T, U and X. None of any Borrower Party, any Subsidiary of a Borrower Party or any bank acting on its behalf has taken or will take any action which might cause this Agreement or any other Loan Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the SEA, in each case as now in effect or as the same may hereafter be in effect. If so requested by the Administrative Agent, the Borrower Parties and their Subsidiaries will furnish the Administrative Agent with (i) a statement or statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of said Board of Governors and (ii) other documents evidencing its compliance with the margin regulations reasonably requested by the Administrative Agent, including without limitation an opinion of counsel in form and substance reasonably satisfactory to the Administrative Agent. Neither the making of the Loans nor the use of proceeds thereof will violate, or be inconsistent with, the provisions of Regulation T, U or X of said Board of Governors.
          (u) Solvency. As of the Agreement Date and after giving effect to the transactions contemplated by the Loan Documents (i) the property of each Borrower, at a fair valuation on a going concern basis, will exceed its debt; (ii) the capital of each Borrower will not be unreasonably small to conduct its business; and (iii) no Borrower will have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature. For purposes of this Section, “debt” shall mean any liability on a claim, and “claim” shall mean (A) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (B) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.
          (v) Insurance. The Borrower Parties and their Subsidiaries have insurance meeting the requirements of Section 6.5, and such insurance policies are in full force and effect. As of the Agreement Date, all insurance maintained by the Borrower Parties and their Subsidiaries is fully described on Schedule 5.1(v).
          (w) Broker’s or Finder’s Commissions. No broker’s or finder’s fee or commission will be payable with respect to the execution and delivery of this Agreement and the other Loan Documents (except to the extent such claim for such fees arises out of any utilization or engagement by the Administrative Agent or by any Lender of such broker or finder), and no other similar fees or commissions will be payable by the Borrower Parties for any other services rendered to the Borrower Parties ancillary to the credit transactions contemplated herein.
          (x) Real Property. All real property leased by each Borrower Party as of the Agreement Date where Collateral is located is set forth in Schedule 5.1(x)-1. All real property owned by each Borrower Party as of the Agreement Date is set forth in Schedule 5.1(x)-2.
          (y) Environmental Matters.
               (i) Except as specifically disclosed in Schedule 5.1(y) or as could not, individually or in the aggregate, reasonably be expected to have a Materially Adverse Effect, no Borrower Party or any Subsidiary thereof (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has received notice of any claim with respect to any Environmental Law or (C) knows of any basis for any liability under any Environmental Law.
               (ii) Except in each case, as could not, individually or in the aggregate, reasonably be expected to have a Materially Adverse Effect or as otherwise set forth in Schedule 5.1(y), (A) there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or, to the knowledge of any Borrower Party, operated by any Borrower Party; (B) there is no asbestos or asbestos-containing material on any property currently owned or, to the knowledge of any Borrower Party, operated by any Borrower Party or; and (C) to the knowledge of the Borrower Parties, Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Borrower Party or any Subsidiary thereof.
               (iii) Except in each case, as could not, individually or in the aggregate, reasonably be expected to have a Materially Adverse Effect or as otherwise set forth on Schedule 5.1(y), (i) no Borrower Party or any Subsidiary thereof is undertaking, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and (ii) all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Borrower Party or any Subsidiary thereof have been disposed of in a manner not reasonably expected to result in liability to any Borrower Party or any Subsidiary thereof.
          (z) Intentionally Omitted.
          (aa) Name of Borrower Party. Except as set forth on Schedule 5.1(aa), no Borrower Party or any Subsidiary of any Borrower Party has changed its name within the preceding five (5) years from the Agreement Date, nor has any Borrower Party or any Subsidiary of a Borrower Party transacted business under any other name or trade name.

          (bb) Investment Company Act; Public Utility Holding Company Act. No Borrower Party or any Subsidiary of a Borrower Party is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrower Parties of this Agreement nor the issuance of any Revolving Loan Notes violates any provision of such Act or requires any consent, approval, or authorization of, or registration with, any governmental or public body or authority pursuant to any of the provisions of such Act.
          (cc) Patriot Act. Neither any Borrower Party nor any of its Subsidiaries is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended or any enabling legislation or executive order relating thereto. Neither any Borrower Party nor any or its Subsidiaries is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the USA Patriot Act. None of the Borrower Parties (i) is a blocked person described in section 1 of the Executive Order No. 13224 or (ii) to the best of its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such blocked person.
          (dd) OFAC. None of the Borrower Parties, any Subsidiary of Parent, any Affiliate of the Borrower Parties (other than an Affiliate that is a shareholder of Parent) or, to the knowledge of any Borrower Party as of the Agreement Date, any Affiliate that is a shareholder of Parent (i) is a Sanctioned Person, (ii) has more than 15% of its assets in Sanctioned Countries, or (iii) derives more than 15% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any Loans hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country or for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
     Section 5.2 Representations and Warranties Relating to Eligible Credit Card Receivables. As to each Account that is identified by such Borrower Party as an Eligible Credit Card Receivables in the most recent Borrowing Base Certificate submitted to the Administrative Agent by the Administrative Borrower, such Account is not ineligible (to the Administrative Borrower’s knowledge with respect to any Credit Card Receivable deemed ineligible by the Administrative Agent in the exercise of its Permitted Discretion) by virtue of one or more of the excluding criteria set forth in the definition of Eligible Credit Card Receivables.

     Section 5.3 Representations and Warranties Relating to Inventory. With respect to all Eligible Inventory, the Administrative Agent may rely upon all statements, warranties, or representations made in any Borrowing Base Certificate in determining the classification of such Inventory and in determining which items of Inventory listed in such Borrowing Base Certificate meet the requirements of eligibility.
     Section 5.4 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made, and shall be true and correct, at and as of the Agreement Date and the date of each Advance or issuance of a Letter of Credit hereunder, except to the extent previously fulfilled in accordance with the terms of this Agreement or the other Loan Documents and to the extent subsequently inapplicable. All representations and warranties made under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution hereof by the Lender Group, or any of them, any investigation or inquiry by any member of the Lender Group, or the making of any Advance or the issuance of any Letter of Credit under this Agreement.
ARTICLE 6.
GENERAL COVENANTS
     Until the later of the date the Obligations are repaid in full or the date the Borrowers no longer have the right to borrow, or have Letters of Credit issued, hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Lenders shall otherwise give their prior consent in writing:
     Section 6.1 Preservation of Existence and Similar Matters. Each Borrower Party will, and will cause each of its Subsidiaries to (i) except as expressly permitted by Section 8.7, preserve and maintain its existence, and, solely with respect to its Domestic Subsidiaries, maintain its due organization, valid existence and good standing, in each case in its jurisdiction of incorporation or organization, (ii) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization except where the failure to be so qualified would not reasonably be expected to have a Materially Adverse Effect, and (iii) maintain all Necessary Authorizations except where the failure to maintain such Necessary Authorizations could not reasonably be expected to have a Materially Adverse Effect.
     Section 6.2 Compliance with Applicable Law. Each Borrower Party will, and will cause each of its Subsidiaries to, comply with the requirements of all Applicable Law, except where the failure to so comply could not reasonably be expected to have a Materially Adverse Effect.

     Section 6.3 Maintenance of Properties. Each Borrower Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition, normal wear and tear and disposal of obsolete equipment excepted, all properties used or useful in its business (whether owned or held under lease), and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments, and improvements thereto, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect.
     Section 6.4 Accounting Methods and Financial Records. Parent and its Subsidiaries shall maintain, on a consolidated basis, a system of accounting established and administered in accordance with GAAP (other than with respect to standalone financial information for any Foreign Subsidiary; provided that the financial information for any such Foreign Subsidiary will be converted to GAAP for consolidated financial reporting purposes) and will keep adequate records and books of account in which complete entries will be made in accordance with such accounting principles consistently applied and reflecting all transactions required to be reflected by such accounting principles.
     Section 6.5 Insurance. Each Borrower Party will, and will cause each of its Subsidiaries to, maintain insurance including, but not limited to, property insurance, comprehensive general liability with respect to losses and claims in excess of $50,000 individually, or $2,000,000 in the aggregate during any policy year, business interruption and fidelity coverage insurance, in such amounts and against such risks as would be customary for companies in the same industry and of comparable size as the Borrower Parties and their Subsidiaries from financially sound and reputable insurance companies having and maintaining an A.M. Best rating of “A minus” or better and being in a size category of VI or larger or otherwise acceptable to the Administrative Agent. In addition to the foregoing, each Borrower Party further agrees to maintain and pay for insurance upon all goods constituting Collateral wherever located, in storage or in transit in vehicles, vessels or aircraft, including goods evidenced by documents, covering casualty, hazard, public liability and such other risks and in such amounts as would be customary for companies in the same industry and of comparable size as the Borrower Parties, from financially sound and reputable insurance companies having and maintaining an A.M. Best rating of “A minus” or better and being in a size category of VI or larger or otherwise acceptable to the Administrative Agent to insure the Lender Group’s interest in such Collateral. All such property insurance policies covering goods that constitute Collateral shall name the Administrative Agent as loss payee and all liability insurance policies shall name the Administrative Agent as additional insured. Each Borrower Party shall deliver the original certificates of insurance evidencing that the required insurance is in force together with satisfactory lender’s loss payable and additional insured, as applicable, endorsements. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days’ prior written notice to the Administrative Agent in the event of cancellation or modification of the policy for any reason whatsoever and a clause that the interest of the Administrative Agent shall not be impaired or invalidated by any act or neglect of any Borrower Party or owner of the Collateral nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. If any Borrower Party fails to provide and pay for such insurance, the Administrative Agent may, at the Borrowers’ expense, procure the same, but shall not be required to do so. Each Borrower Party agrees to deliver to the Administrative Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.
     Section 6.6 Payment of Taxes and Claims. Each Borrower Party will, and will cause each of its Subsidiaries to, pay and discharge all taxes, assessments, and governmental charges or levies imposed upon it or its income or profit or upon any properties belonging to it prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which have become due and payable and which by law have or may become a Lien upon any of its Property; except that, no such tax, assessment, charge, levy, or claim need be paid which is being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy, or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale, or similar proceedings shall have been commenced and remain unstayed for a period thirty (30) days after such commencement. Each Borrower Party shall, and shall cause each of its Subsidiaries to, timely file all information returns required by federal, state, or local tax authorities.
     Section 6.7 Visits and Inspections. Each Borrower Party will, and will permit each of its Subsidiaries to, permit representatives of the Administrative Agent to (a) visit and inspect the properties of the Borrower Parties and their Subsidiaries during normal business hours, (b) inspect and make extracts from and copies of the Borrower Parties’ and their Subsidiaries’ books and records, (c) conduct appraisals, field examinations and audits of Credit Card Receivables, Inventory and other personal property of the Borrower Parties and their Subsidiaries and (d) discuss with the Borrower Parties’ and their Subsidiaries’ respective principal officers the Borrower Parties’ or such Subsidiaries’ businesses, assets, liabilities, financial positions, results of operations, and business prospects relating to the Borrower Parties or such Subsidiaries; provided, however, (i) if there are no outstanding Advances and the aggregate amount of all outstanding Letters of Credit is $5,000,000 or less, then the Borrowers shall only be obligated to pay the Administrative Agent for one (1) field audit every twelve (12) months, (ii) if there are outstanding Advances but Availability is greater than $20,000,000, then the Borrowers shall only be obligated to pay the Administrative Agent for up to two (2) field audits every twelve (12) months and (iii)(A) if there are outstanding Advances and Availability is less than or equal to $20,000,000 or (B) an Event of Default has occurred and is continuing, then the Borrowers shall pay for as many field audits and appraisals that the Administrative Agent requests in its Permitted Discretion. Any other member of the Lender Group may, at its expense, accompany the Administrative Agent on any regularly scheduled visit (or at any time that a Default exists any visit regardless of whether it is regularly scheduled) to the Borrower Parties and their Subsidiaries’ properties.
     Section 6.8 Intentionally Omitted.
     Section 6.9 ERISA. Each Borrower Party shall at all times make, or cause to be made, prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Borrower Party’s and its ERISA Affiliates’ Plans that are subject to such funding requirements; furnish to the Administrative Agent, promptly upon the Administrative Agent’s request therefor, copies of any annual report required to be filed pursuant to ERISA in connection with each such Plan of each Borrower Party and its ERISA Affiliates; notify the Administrative Agent as soon as practicable of any ERISA Event regarding any such Plan that could reasonably be expected to have a Materially Adverse Effect; and furnish to the Administrative Agent, promptly upon the Administrative Agent’s request therefor, such additional information concerning any such Plan as may be reasonably requested by the Administrative Agent.
     Section 6.10 Lien Perfection. Each Borrower Party agrees to take such action as may be reasonably requested by the Administrative Agent to perfect or continue the perfection of the Administrative Agent’s (on behalf of, and for the benefit of, the Lender Group) security interest in the Collateral.
     Section 6.11 Location of Collateral. All tangible property owned by a Borrower Party constituting Collateral, other than Inventory in transit, Inventory sold in the ordinary course of business and raw materials and work-in-process located at manufacturing sites operated by a third party, will at all times be kept by the Borrower Parties at one or more of the business locations of the Borrower Parties set forth in Schedule 6.11. The Inventory shall not, without the prior written approval of the Administrative Agent, be moved from the locations set forth on Schedule 6.11 except as permitted in the immediately preceding sentence and except for, prior to an Event of Default, (a) sales or other dispositions of assets permitted pursuant to Section 8.7 and (b) the storage of Inventory at locations within the continental US other than those specified in the first sentence of this Section 6.11 if (i) the Administrative Borrower gives the Administrative Agent written notice of the new storage location at least thirty (30) days prior to storing Inventory at such location, (ii) the Lender Group’s security interest in such Inventory is and continues to be a duly perfected, first priority Lien thereon, (iii) neither any Borrower Party’s nor the Administrative Agent’s right of entry upon the premises where such Inventory is stored or its right to remove the Inventory therefrom, is in any way restricted, (iv) either (A) the owner of such premises, and any bailee, warehouseman or similar party that will be in possession of such Inventory, shall have executed and delivered to the Administrative Agent a Collateral Access Agreement or (B) the Administrative Agent shall have established a Rent Reserve, in each case, to the extent such Person has a statutory priming Lien with respect to the Inventory at such location, and (v) all negotiable documents and receipts in respect of any

Collateral maintained at such premises are promptly delivered to the Administrative Agent and any non-negotiable documents and receipts in respect of any Collateral maintained at such premises are issued to the Administrative Agent and promptly delivered to the Administrative Agent.
     Section 6.12 Protection of Collateral. All insurance expenses and expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral (including, without limitation, all rent payable by any Borrower Party to any landlord of any premises where any of the Collateral may be located), and any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof, shall be borne and paid by the Borrower Parties. If the Borrower Parties fail to promptly pay any portion thereof when due, the Lenders may, at their option during the existence of an Event of Default, but shall not be required to, make a Base Rate Advance for such purpose and pay the same directly to the appropriate Person. The Borrowers agree to reimburse the Lenders promptly therefor with interest accruing thereon daily at the Default Rate provided in this Agreement. All sums so paid or incurred by the Lenders for any of the foregoing and all reasonable costs and expenses (including attorneys’ fees, legal expenses, and court costs) which the Lenders may incur in enforcing or protecting the Lien on or rights and interest in the Collateral or any of their rights or remedies under this or any other agreement between the parties hereto or in respect of any of the transactions to be had hereunder until paid by the Borrowers to the Lenders with interest at the Default Rate, shall be considered Obligations owing by the Borrowers to the Lenders hereunder. Such Obligations shall be secured by all Collateral and by any and all other collateral, security, assets, reserves, or funds of the Borrower Parties in or coming into the hands or inuring to the benefit of the Lenders. Neither the Administrative Agent nor the Lenders shall be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in the Lenders’ actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at the Borrower Parties’ sole risk.
     Section 6.13 Assignments and Records of Accounts and Credit Card Receivables. If so requested by the Administrative Agent following and during the continuance of an Event of Default, each Borrower Party shall execute and deliver to the Administrative Agent, for the benefit of the Lender Group, formal written assignments of all of the Accounts and Credit Card Receivables daily, which shall include all Accounts and Credit Card Receivables that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto. Each Borrower Party shall keep in all material respects accurate and complete records of the Accounts and Credit Card Receivables and all payments and collections thereon.
     Section 6.14 Administration of Accounts and Credit Card Receivables.

          (a) The Administrative Agent retains the right after the occurrence and during the continuance of an Event of Default to notify the Account Debtors, Credit Card Processors and Credit Card Issuers that the Accounts and Credit Card Receivables have been assigned to the Administrative Agent, for the benefit of the Lender Group, and to collect the Accounts and Credit Card Receivables directly in its own name and to charge the collection costs and expenses, including attorneys’ fees, to the Borrowers. The Administrative Agent has no duty to protect, insure, collect or realize upon the Accounts and Credit Card Receivables or preserve rights in them. Each Borrower Party irrevocably makes, constitutes and appoints the Administrative Agent as such Borrower Party’s true and lawful attorney and agent-in-fact to endorse such Borrower Party’s name on any checks, notes, drafts or other payments relating to, the Accounts and Credit Card Receivables which come into the Administrative Agent’s possession or under the Administrative Agent’s control as a result of its taking any of the foregoing actions. Additionally, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, for the benefit of the Lender Group, shall have the right to collect and settle or adjust all disputes and claims directly with the Account Debtor, Credit Card Processors and Credit Card Issuers and to compromise the amount or extend the time for payment of the Accounts and Credit Card Receivables upon such terms and conditions as the Administrative Agent may deem advisable, and to charge the deficiencies, reasonable costs and expenses thereof, including attorney’s fees, to the Borrowers.
          (b) If an Account or a Credit Card Receivable includes a charge for any tax payable to any governmental taxing authority, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent on behalf of the Lenders is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of the applicable Borrower Party and to make a Base Rate Advance to the Borrowers to pay therefor. The Borrower Parties shall notify the Administrative Agent if any Account or Credit Card Receivable includes any tax due to any governmental taxing authority and, in the absence of such notice, the Administrative Agent shall have the right to retain the full proceeds of the Account or Credit Card Receivable and shall not be liable for any taxes to any governmental taxing authority that may be due by any Borrower Party by reason of the sale and delivery creating the Account or Credit Card Receivable.
          (c) Whether or not a Default has occurred, any of the Administrative Agent’s officers, employees or agents shall have the right after prior notice to the Administrative Borrower (provided no prior notice shall be required if an Event of Default shall have occurred and be continuing), at any time or times hereafter, in the name of the Lenders, or any designee of the Lenders or the Borrower Parties, to verify the validity, amount or other matter relating to any Accounts or Credit Card Receivables by mail, telephone, telegraph or otherwise. The Borrower Parties shall cooperate fully with the Administrative Agent and the Lenders in an effort to facilitate and promptly conclude any such verification process.

     Section 6.15 The Blocked Account.
          (a) Each Collateral Related Account for which a Blocked Account is required to be in place pursuant to this Section 6.15 and each Concentration Account owned or maintained by the Borrower Parties shall be maintained at a bank or financial institution which is reasonably acceptable to the Administrative Agent (each such bank, a “Cash Management Bank”). As of the Agreement Date, each deposit account of the Borrower Parties is listed on Schedule 6.15 and such schedule designates which accounts are Collateral Related Accounts and Concentration Accounts. Each (i) Concentration Account and (ii) Collateral Related Account maintained by any Borrower Party shall be subject to a control agreement (a “Blocked Account Agreement”) in form and substance satisfactory to the Administrative Agent and such bank or financial institution (each such account, a “Blocked Account”); provided, however, so long as the Borrower Parties have established and maintain a cash management system in which each store level depository account (“Store Level Account”) is swept (subject to maintaining nominal balances in such account in an amount not to exceed $1,000 per account) to a Concentration Account that is a Blocked Account no less frequently than once every five (5) Business Days (or at any time after an Activation Event, on a daily basis), then the Borrower Parties shall not be required to enter into a Blocked Account Agreement with respect to any such Store Level Account. Each such Blocked Account Agreement shall provide, among other things, that from and after the Agreement Date, the relevant Cash Management Bank, agrees, from and after the receipt of a notice (an “Activation Notice”) from the Administrative Agent (which Activation Notice shall be given by the Administrative Agent at any time at which (i) an Event of Default has occurred and is continuing or (ii) Availability for three (3) consecutive Business Days is less than the greater of (A) $20,000,000 or (B) thirty percent (30%) of the amount of the Revolving Loan Commitment then outstanding (the foregoing being referred to herein as an “Activation Event”)), to forward immediately all amounts in each Blocked Account, as the case may be to the Administrative Agent per its instructions and to commence the process of daily sweeps from such account to the Administrative Agent.
          (b) Notwithstanding anything to the contrary contained herein, upon and at all times after an Activation Event, all amounts deposited in the Collateral Related Accounts and the Concentration Accounts, all other proceeds of Collateral and all proceeds of Loans shall be used solely for (i) expenditures made in connection with the operations of the business of the Borrower Parties, (ii) repayment of outstanding Obligations, and/or (iii) Investments made in any account which is subject to a Blocked Account Agreement.
          (c) The Borrower Parties shall take all steps to ensure that all of their Credit Card Processors forward all items of payment to a Blocked Account including, without limitation, irrevocably instructing the Credit Card Processors to forward all payments owing to the Borrower Parties directly to a Blocked Account.

          (d) In the event that any Borrower Party shall at any time after an Activation Event receive any remittances of any of the foregoing directly or shall receive any other funds representing proceeds of the Collateral, such Borrower Party shall hold the same as trustee for the Administrative Agent, shall segregate such remittances from its other assets, and shall promptly deposit the same into a Blocked Account.
     Section 6.16 Further Assurances. Upon the request of the Administrative Agent, each Borrower Party will promptly cure, or cause to be cured, defects in the creation and issuance of any Revolving Loan Notes and the execution and delivery of the Loan Documents (including this Agreement) and any Bank Products Documents, resulting from any act or failure to act by any Borrower Party or any employee or officer thereof. Each Borrower Party at its expense will promptly execute and deliver to the Administrative Agent and the Lenders, or cause to be executed and delivered to the Administrative Agent and the Lenders, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower Parties in the Loan Documents (including this Agreement) and the Bank Products Documents, or to correct any omissions in the Loan Documents or any Bank Products Documents, or more fully to state the obligations set out herein or in any of the Loan Documents or the Bank Products Documents, or to obtain any consents, all as may be necessary or appropriate in connection therewith as may be reasonably requested.
     Section 6.17 Broker’s Claims. Each Borrower Party hereby indemnifies and agrees to hold each member of the Lender Group harmless from and against any and all losses, liabilities, damages, costs and expenses which may be suffered or incurred by such member of the Lender Group in respect of any claim, suit, action or cause of action now or hereafter asserted by a broker or any Person acting in a similar capacity arising from or in connection with the execution and delivery of this Agreement or any other Loan Document or Bank Products Document or the consummation of the transactions contemplated herein or therein; provided, however, no Borrower Party shall be responsible for any such claim that arises out of any utilization or engagement by the Administrative Agent or by any Lender of such a broker or any Person acting in a similar capacity. This Section 6.17 shall survive termination of this Agreement.
     Section 6.18 Indemnity. Each Borrower Party will indemnify and hold harmless each Indemnified Person from and against any and all claims, liabilities, investigations, losses, damages, actions, demands, penalties, judgments, suits, investigations and costs, expenses (including reasonable fees and expenses of experts, agents, consultants and counsel) and disbursements, in each case, of any kind or nature (whether or not the Indemnified Person is a party to any such action, suit or investigation) whatsoever which may be imposed on, incurred by, or asserted against an Indemnified Person resulting from any breach or alleged breach by the Borrower Parties of any representation or warranty made hereunder, or otherwise in any way relating to or arising out of the Revolving Loan Commitments, this Agreement, the other Loan Documents, the Bank Products Documents or any other document contemplated by this Agreement, the making, administration or enforcement of the Loan Documents and the Loans or any Bank Products Documents, any transaction contemplated hereby or any related matters unless, with respect to any of the above, such Indemnified Person is determined by a final non-appealable judgment of a court of competent jurisdiction to have acted or failed to act with gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT. This Section 6.18 shall survive termination of this Agreement.
     Section 6.19 Environmental Matters. Each Borrower Party shall (a) conduct its operations and keep and maintain its Properties in compliance with all Environmental Laws, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect; (b) obtain and renew all environmental permits necessary for its operations and Properties, except where the failure to do so could not reasonably be expected to have a Materially Adverse Effect; and (c) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of its Properties or to otherwise comply with Environmental Laws pertaining to the presence, generation, treatment, storage, use, disposal, transportation or release of any Hazardous Materials on, at, in, under, above, to, from or about any of its Properties, provided, however, that no Borrower Party shall be required to undertake any such investigation, remediation, removal or response action to the extent that (i) its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves have been set aside and are being maintained by the Borrower Parties with respect to such circumstances in accordance with GAAP, or (ii) failure to undertake any investigation, remediation, removal or response action could not reasonably be expected to have a Materially Adverse Effect.
     Section 6.20 Formation of Subsidiaries. At the time of the formation of any direct or indirect Subsidiary of any Borrower after the Agreement Date or the acquisition of any direct or indirect Subsidiary of any Borrower after the Agreement Date or any Immaterial Subsidiary ceases to satisfy the requirements of the definition of an “Immaterial Subsidiary”, the Borrower Parties, as appropriate, shall (a) cause such Domestic Subsidiary to provide to the Administrative Agent, for the benefit of the Lender Group, a joinder and supplement to this Agreement substantially in the form of Exhibit H (each, a “Guaranty Supplement”), pursuant to which such Domestic Subsidiary shall agree to join as a Guarantor of the Obligations under Article 3 and as a Borrower Party under this Agreement, a supplement to the Security Agreement, and such other security documents, together with appropriate Uniform Commercial Code financing statements, all in form and substance reasonably satisfactory to the Administrative Agent, (b) provide to the Administrative Agent, for the benefit of the Lender Group, a pledge agreement and appropriate certificates and powers or Uniform Commercial Code financing statements, pledging all direct or beneficial ownership interest in any new Foreign Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent, provided, however, such pledge will only be required to the extent the Equity Interests of such Foreign Subsidiary are directly owned and held by a Borrower Party or a Domestic Subsidiary of a Borrower Party, and such pledge shall be limited to sixty-five percent (65%) of the Equity Interests of such Foreign Subsidiary, and (c) provide to the Administrative Agent, for the benefit of the Lender Group, all other documentation, including one or more opinions of counsel satisfactory to the Administrative Agent, which in its reasonable opinion is appropriate with respect to such formation and the execution and delivery of the applicable documentation referred to above. Nothing in this Section 6.20 shall authorize any Borrower Party or any Subsidiary of a Borrower Party to form or acquire any Subsidiary absent express authorization to so form or acquire such Subsidiary pursuant to Article 8. Any document, agreement or instrument executed or issued pursuant to this Section 6.20 shall be a “Loan Document” for purposes of this Agreement.
ARTICLE 7.
INFORMATION COVENANTS
     Until the earlier of the date the Obligations are repaid in full or the date the Borrowers no longer have a right to borrow, or have Letters of Credit issued, hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Lenders shall otherwise give their prior consent in writing, the Borrower Parties will furnish or cause to be furnished to each member of the Lender Group provided, however, that the Administrative Borrower, at its option, may deliver such items described in Sections 7.1, 7.2, 7.3, 7.5 and 7.6 to the Administrative Agent with instructions to post such items on “IntraLinks” or any similar website for viewing by the Lenders or to send such items to the Lenders via electronic mail and the Administrative Agent shall post or send via electronic mail such items within a reasonable period of time after delivery thereby by the Administrative Borrower to it and such posting or sending via electronic mail shall constitute delivery of such items to the Lenders:
     Section 7.1 Monthly and Quarterly Financial Statements and Information. (a) Within thirty (30) days (or forty-five (45) days with respect to the last month of any fiscal quarter) after the last day of each fiscal month in each fiscal year of the Borrowers, the balance sheet of Parent and its Subsidiaries as at the end of such fiscal month, and the related statement of income and retained earnings and related statement of cash flows for such fiscal month and for the fiscal year to date period ended with the last day of such fiscal month, which financial statements shall set forth in comparative form such figures

(i) as at the end of such month during the previous fiscal year and for such month during the previous fiscal year and (ii) as contained in Parent’s and its Subsidiaries’ budget most recently delivered to the Administrative Agent for such periods, all of which shall be on a consolidated basis, and shall include information regarding “brand” sales and gross margin, and shall be certified by an Authorized Signatory of the Administrative Borrower to be, in his or her opinion, complete and correct in all material respects and to present fairly in accordance with GAAP the financial position of Parent and its Subsidiaries, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments and lack of footnotes.
          (b) Within forty-five (45) days after the last day of each fiscal quarter in each fiscal year of the Borrowers, the balance sheet of Parent and its Subsidiaries as at the end of such fiscal quarter, and the related statement of income and retained earnings and related statement of cash flows for such fiscal quarter which financial statements shall set forth in comparative form (i) such figures as at the end of such quarter during the previous fiscal year and for such quarter during the previous fiscal year and (ii) as contained in Parent’s and its Subsidiaries’ budget most recently delivered to the Administrative Agent for such periods, all of which shall be on a consolidated basis, and shall include information regarding “brand” sales and gross margin, and shall be certified by an Authorized Signatory of the Administrative Borrower to be, in his or her opinion, complete and correct in all material respects and to present fairly in accordance with GAAP the financial position of Parent and its Subsidiaries, as at the end of such period and the results of operations for such period, subject only to normal year-end adjustments and lack of footnotes.
     Section 7.2 Annual Financial Statements and Information; Certificate of No Default. Within ninety (90) days after the end of each fiscal year of Parent, the audited balance sheet of Parent and its Subsidiaries as at the end of such year and the related audited statements of income and retained earnings and related audited statements of cash flows for such year, all of which shall be on a consolidated basis, which financial statements shall set forth in comparative form such figures as at the end of and for the previous year, and shall be accompanied by an opinion of independent certified public accountants of recognized standing satisfactory to the Administrative Agent, stating that such financial statements are unqualified and prepared in all material respects in accordance with GAAP, without any explanatory paragraphs.
     Section 7.3 Compliance Certificates.
          (a) Compliance Certificates. At the time the financial statements are furnished pursuant to Section 7.1 and Section 7.2, a Compliance Certificate:
          (b) Setting forth as at the end of such period, the arithmetical calculations required to establish whether or not the Borrower Parties were in compliance with the requirements of the Financial Covenant, to the extent applicable;

          (c) Stating whether any material change in GAAP or the application thereof has occurred since the date of the Borrowers’ audited financial statements delivered on the Agreement Date, and, if any change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; and
          (d) Stating that, to the best of his or her knowledge, no Default has occurred as at the end of such period, or, if a Default has occurred, disclosing each such Default and its nature, when it occurred and whether it is continuing.
     Section 7.4 Intentionally Omitted.
     Section 7.5 Additional Reports.
          (a) Within three (3) Business Days after the end of each fiscal week, if Availability is less than the greater of (i) thirty percent (30%) of the Revolving Loan Commitment or (ii) $20,000,000, then prior to 2:00 p.m. (Atlanta, Georgia time), the Administrative Borrower shall deliver to the Administrative Agent, (A) a Borrowing Base Certificate as of the close of business on the immediately preceding Business Day, which shall be in such form as shall be reasonably satisfactory to the Administrative Agent, including (without limitation) a roll-forward of all origination and collection activity for Eligible Credit Card Receivables, (B) an Inventory status report with respect to “on hand” Inventory, (C) a categorical breakdown of all Inventory and Credit Card Receivables and (D) account statements with respect to each Concentration Account as reasonably requested by the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, together with such other reports and supporting documentation as the Administrative Agent may reasonably request regarding the calculation of the Borrowing Base.
          (b) Within (i) thirty (30) days after the end of each fiscal month, if the Aggregate Revolving Credit Obligations are less than $5,500,000 and (ii) twenty (20) days after the end of each fiscal month, if the Aggregate Revolving Credit Obligations are equal to or greater than $5,500,000, then prior to 2:00 p.m. (Atlanta, Georgia time), the Administrative Borrower shall deliver to the Administrative Agent, (A) a Borrowing Base Certificate as of the last day of the prior fiscal month, which shall be in such form as shall be reasonably satisfactory to the Administrative Agent, including (without limitation) a roll-forward of all origination and collection activity for Eligible Credit Card Receivables, (B) an Inventory status report, (C) a categorical breakdown of all Inventory and Credit Card Receivables and (D) account statements with respect to each Concentration Account as reasonably requested by the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, together with such other reports and supporting documentation as the Administrative Agent may reasonably request regarding the calculation of the Borrowing Base; provided, however, so long as there are no outstanding Advances during the applicable fiscal month, Borrowers shall only be required to deliver the Borrowing Base Certificate without such supporting documentation.

          (c) Promptly upon receipt thereof, the Borrower Parties shall deliver to the Lender Group copies of all final reports, if any, submitted to any Borrower Party or any Subsidiary of a Borrower Party by the Borrower Parties’ and their Subsidiaries’ independent public accountants in connection with any annual or interim audit of the Borrower Parties and their Subsidiaries, including, without limitation, any final management report prepared in connection with the annual audit referred to in Section 7.2;
          (d) Within forty-five (45) days after the end of each fiscal year, the Borrower Parties shall deliver to the Lender Group an annual budget approved by the board of directors of Parent including, without limitation, a 12 month income statement, balance sheet, statement of cash flows and availability forecast on a month-by-month basis;
          (e) To the extent not covered elsewhere in this Article 7, promptly after the sending thereof, the Borrower Parties shall, and shall cause their Subsidiaries to, deliver to the Administrative Agent and the Lenders copies of all financial statements, reports and other information which any Borrower Party or any such Subsidiary sends to any holder of its Funded Debt (or its securities or which any Borrower Party or any such Subsidiary files with the Securities and Exchange Commission or any national securities exchange (other than periodic reports filed on Form 10-Q or Form 10-K or current reports filed on Form 8-K));
          (f) If there is a material change in GAAP after February 2, 2008, that affects the presentation of the financial statements referred to in Section 7.1 and 7.2, then, in addition to delivery of such financial statements, and on the date such financial statements are required to be delivered, the Borrower Parties shall furnish the adjustments and reconciliations necessary to enable the Borrowers and each Lender to determine compliance with the Financial Covenant, if at such time the Financial Covenant is applicable, all of which shall be determined in accordance with GAAP consistently applied; and
          (g) From time to time and promptly upon each request, the Borrower Parties shall, and shall cause their Subsidiaries to, deliver to the Administrative Agent on behalf of the Lender Group such data, certificates, reports, statements, opinions of counsel, documents, or further information regarding the business, assets, liabilities, financial position, projections, results of operations, or business prospects of the Borrower Parties, such Subsidiaries, or any of them, as the Administrative Agent may reasonably request.
     Section 7.6 Notice of Litigation and Other Matters.
          (a) Promptly upon (and in any event within three (3) Business Days of) any Borrower Party’s obtaining knowledge of the institution of, or a written threat of, any action, suit, governmental investigation or arbitration proceeding against any

Borrower Party, any Subsidiary of a Borrower Party or any Property, which action, suit, governmental investigation or arbitration proceeding, if adversely determined, would expose, in such Borrower Party’s reasonable judgment, any Borrower Party or any Subsidiary of a Borrower Party to liability in an aggregate amount in excess of $5,000,000, such Borrower Party shall notify the Lender Group of the occurrence thereof, and the Borrower Parties shall provide such additional information with respect to such matters as the Lender Group, or any of them, may reasonably request.
          (b) Promptly upon (and in any event within three (3) Business Days of) any Borrower Party’s obtaining knowledge of the occurrence of any default (whether or not any Borrower Party has received notice thereof from any other Person) on Funded Debt of any Borrower Party or any Subsidiary of a Borrower Party which singly, or in the aggregate, exceeds $2,500,000, such Borrower Party shall notify the Lender Group of the occurrence thereof;
          (c) Promptly upon (and in any event within three (3) Business Days of) any Borrower Party’s receipt of notice of the pendency of any proceeding for the condemnation or other taking of any material Property (excluding any condemnation or other taking that does not have a material impact on the use or value of such Property) of any Borrower Party or any Subsidiary of a Borrower Party, such Borrower Party shall notify the Lender Group of the occurrence thereof;
          (d) Promptly upon (and in any event within three (3) Business Days of) any Borrower Party’s receipt of notice of any event that could reasonably be expected to result in a Materially Adverse Effect, such Borrower Party shall notify the Lender Group of the occurrence thereof;
          (e) Promptly (and in any event within three (3) Business Days) following any material amendment or change approved by the board of directors of any Borrower to the budget submitted to the Lender Group pursuant to Section 7.5(d), the Borrower Parties shall notify the Lender Group of the occurrence thereof;
          (f) Promptly upon (and in any event within three (3) Business Days of) any officer of Parent becoming aware of any (i) Default under any Loan Document, or (ii) default under any other agreement (other than those referenced in clause (i) of this Section 7.6(f) above or in Section 7.6(b)) to which any Borrower Party or any Subsidiary of a Borrower Party is a party or by which any Borrower Party’s or any such Subsidiary’s properties is bound which could reasonably be expected to have a Materially Adverse Effect, then the Borrower Parties shall notify the Lender Group of the occurrence thereof giving in each case the details thereof and specifying the action proposed to be taken with respect thereto;
          (g) Promptly (but in any event within three (3) Business Days) following the occurrence of (i) any ERISA Event or (ii) a “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of any Borrower Party or any of its ERISA Affiliates which would subject any Borrower Party to any penalty or tax on “prohibited transactions” imposed by Section 502 of ERISA or Section 4975 of the Code or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan (other than claims for benefits in the ordinary course of business), the Borrower Parties shall notify the Administrative Agent and the Lenders of the occurrence thereof, provided such occurrence, proceeding, or failure exposes such Borrower Party or ERISA Affiliate to liability in an aggregate amount in excess of $2,500,000.
          (h) The Administrative Borrower shall deliver updates or supplements to the following schedules (i) within sixty (60) days after the end of the end of each fiscal year, as of the last day of such fiscal year: Schedule 5.1(c)-1, Schedule 5.1(c)-2, Schedule 5.1(d), Schedule 5.1(h), Schedule 5.1(p), Schedule 5.1(aa), Schedule 6.11 and Schedule 6.15, in each case, as may be required to render correct the representations and warranties contained in the applicable sections to which such schedules relate as of the last day of such fiscal year without giving effect to any references therein to the “Agreement Date” in each case, appropriately marked to show the changes made therein; provided that no such supplement to any such Schedules or representation shall be deemed a waiver of any Default resulting from the matters disclosed therein, except as consented to by the Majority Lenders in writing.
ARTICLE 8.
NEGATIVE COVENANTS
     Until the earlier of the date the Obligations are repaid in full or the date the Borrowers no longer have a right to borrow, or have Letters of Credit issued, hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Lenders shall otherwise give their prior consent in writing:
     Section 8.1 Funded Debt. No Borrower Party will, or will permit any of its Subsidiaries to, create, assume, incur, or otherwise become or remain obligated in respect of, or permit to be outstanding, any Funded Debt except:
          (a) Funded Debt under this Agreement and the other Loan Documents and the Bank Products Documents;
          (b) The Funded Debt existing on the Agreement Date and described on Schedule 8.1;
          (c) Reimbursement obligations with respect to (i) Existing Letters of Credit listed on Schedule E-1 in an aggregate amount not to exceed $5,000,000 and (ii) additional letters of credit issued by Bank of America, N.A. within ninety (90) days after the Agreement Date in an aggregate amount not to exceed $10,000,000;

          (d) Trade or accounts payable and/or similar obligations, and accrued expenses, incurred in the ordinary course of business, other than for borrowed money;
          (e) Funded Debt of a Borrower Party or any Subsidiary of a Borrower Party that is unsecured or secured by Permitted Liens described in clause (f) of the definition of Permitted Liens set forth in Article 1 (including, without limitation, Capitalized Lease Obligations), collectively, not to exceed the aggregate principal amount of $20,000,000 at any time;
          (f) Guaranties permitted by Section 8.2;
          (g) Unsecured Funded Debt of any Borrower Party owed to another Borrower Party;
          (h) Obligations under Hedge Agreements not entered into for speculative purposes approved by the Administrative Agent;
          (i) Funded Debt with respect to any sale and lease transaction permitted under Section 8.12.
     Section 8.2 Guaranties. No Borrower Party will, or will permit any Subsidiary of a Borrower Party to, at any time guarantee or enter into or assume any Guaranty, or be obligated with respect to, or permit to be outstanding, any Guaranty, other than (a) guaranties of the Obligations, (b) guaranties by any Borrower Party of obligations under agreements of any other Borrower Party entered into in connection with the acquisition of services, supplies, and equipment in the ordinary course of business of such Borrower Party, (c) endorsements of instruments in the ordinary course of business, (d) guaranties by any Borrower Party of any obligation of any other Borrower Party and (e) guaranties of any Funded Debt permitted by Section 8.1.
     Section 8.3 Liens. No Borrower Party will, or will permit any Subsidiary of a Borrower Party to, create, assume, incur, or permit to exist or to be created, assumed, or permitted to exist, directly or indirectly, any Lien on any of its property, real or personal, now owned or hereafter acquired, except for Permitted Liens.
     Section 8.4 Restricted Payments and Purchases. No Borrower Party shall, or shall permit any Subsidiary of a Borrower Party to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase, or set aside any funds for any such purpose, other than Dividends on common stock which accrue (but are not paid in cash) or are paid in kind or Dividends on preferred stock which accrue (but are not paid in cash) or are paid in kind; provided, however, that (a) any Borrower’s Subsidiaries may make Restricted Payments to any Borrower or a wholly owned Domestic Subsidiary of any Borrower that is a Borrower Party, (b) Parent may make Restricted Payments to the holders of the Equity Interests of Parent for and in the amount of Federal and state taxes payable by such holders which are attributable to the operations or assets of Parent and, to the extent Parent has received a distribution in such amount from the Subsidiaries of Parent, the Subsidiaries of Parent and (c) Parent may make Restricted Payments and Restricted Purchases after the Agreement Date if, before and after giving effect to such Restricted Payment, no Default has occurred and is continuing or would result from the making of such Restricted Payment, so long as (i) there are no outstanding Advances and aggregate face amount of all outstanding Letters of Credit are less than $5,000,000 or (ii) if there are outstanding Advances or aggregate face amount of all outstanding Letters of Credit are equal to or greater than $5,000,000, Parent, on behalf of the Borrower Parties, delivers to the Administrative Agent a certificate, together with supporting documents in form and substance reasonably satisfactory to the Administrative Agent, executed by an Authorized Signatory certifying that as of such date of such proposed Restricted Payment or Restricted Purchase: (A) Availability is not less than the greater of (1) thirty percent (30%) of the amount of the Revolving Loan Commitment then in effect or (2) $20,000,000 and (B)(1) Availability is not projected to be less than the greater of (x) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect or (y) $15,000,000, at all times during the twelve (12) month period immediately following such Restricted Payment or Restricted Purchase and (2) Borrower Parties and their Subsidiaries have, on a consolidated bases, a Fixed Charge Coverage Ratio of at least 1.10:1.00 as of such date of determination.
     Section 8.5 Investments. No Borrower Party will, or will permit any Subsidiary of a Borrower Party to, make Investments, except that (a) any Borrower may purchase or otherwise acquire and own and may permit any of its Subsidiaries to purchase or otherwise acquire and own Cash Equivalents; (b) the Borrowers may hold the Investments in existence on the Agreement Date and described on Schedule 5.1(c)-2; (c) the Borrowers may hold the Investments in existence on the Agreement Date and described on Schedule 8.5 or any other Investments made after the Agreement Date that are substantially similar to the Investments listed on Schedule 8.5; (d) so long as no Default exists, the Borrowers may convert any of its Accounts that are in excess of ninety (90) days past due into notes or Equity Interests from the applicable Account Debtor so long as the Administrative Agent, for the benefit of the Lender Group, is granted a first priority security interest in such Equity Interests or notes which Lien is perfected contemporaneously with the conversion of such Account to Equity Interests or notes; (e) the Borrower Parties and their Subsidiaries may hold the Equity Interests of their respective Subsidiaries in existence as of the Agreement Date and their Subsidiaries created after the Agreement Date in accordance with Section 6.20 and Section 8.7(g); (f) without limiting Section 8.2, any Borrower Party may make Investments in any other Borrower Party; (g) the Borrower Parties may hold Investments arising out of Hedge Agreements not entered into for speculative purposes and approved by the Administrative Agent; and (h) any Borrower may make additional Investments after the Agreement Date, if, before and after giving effect to such Investment, no Default has occurred and is continuing or would result from the making of such Investment, so long as (i) there are no outstanding Advances and aggregate face amount of all outstanding Letters of Credit are less than $5,000,000 or (ii) if there are outstanding Advances or aggregate face amount of all outstanding Letters of Credit are equal to or greater than $5,000,000, Parent, on behalf of the Borrower Parties, delivers to the Administrative Agent a certificate, together with supporting documents in form and substance reasonably satisfactory to the Administrative Agent, executed by an Authorized Signatory certifying that as of such date of such proposed Investment: (A) Availability is not less than the greater of (1) thirty percent (30%) of the amount of the Revolving Loan Commitment then in effect or (2) $20,000,000 and (B)(1) Availability is not projected to be less than the greater of (x) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect or (y) $15,000,000, at all times during the twelve (12) month period immediately following such Investment and (2) Borrower Parties and their Subsidiaries have, on a consolidated bases, a Fixed Charge Coverage Ratio of at least 1.10:1.00 as of such date of determination.
     Section 8.6 Affiliate Transactions. No Borrower Party shall, or shall permit any Subsidiary of a Borrower Party to, enter into or be a party to any agreement or transaction with any Affiliate (other than a Borrower Party or a Subsidiary of a Borrower Party) except (a) as described on Schedule 8.6, (b) upon fair and reasonable terms that are no less favorable to such Borrower Party or such Subsidiary than it would obtain in a comparable arms length transaction with a Person not an Affiliate of such Borrower Party or such Subsidiary or (c) as permitted by Sections 8.4 and 8.5.
     Section 8.7 Liquidation; Change in Ownership, Name, or Year; Disposition or Acquisition of Assets; Etc. No Borrower Party shall, or shall permit any Subsidiary to, at any time:
          (a) Liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up its business, except that any Subsidiary of Parent may liquidate or dissolve itself in accordance with Applicable Law;
          (b) Sell, lease, abandon, transfer or otherwise dispose of, in a single transaction or a series of related transactions, any assets, property or business (including any Equity Interests), except for (i) the sale of Inventory in the ordinary course of business at the fair market value thereof and for cash or cash equivalents, (ii) physical assets used or consumed in the ordinary course of business, (iii) bulk sales or other sales, transfers, abandonment or dispositions of Inventory and equipment of a Borrower Party or a Subsidiary of a Borrower Party not in the ordinary course of business in connection with store closings so long as during any fiscal year of Parent not more than five percent (5%) of the number of the Borrower Parties’ existing stores as of the beginning of such fiscal year (net of new store openings) are closed, (iv) the sale or other disposal of other assets with a sale value not greater than $15,000,000 in the aggregate for all such assets that may be sold during any year if the purchase price therefor is paid solely in cash, (v) any sale and leaseback transaction permitted under Section 8.12, and (vi) charitable donations of Inventory so long as (A) no Default or Event of Default shall have occurred and be continuing or result from such charitable donation, (B) an Activation Event shall not have occurred or result from such charitable donation, (C) the Inventory donated shall have been reported as “ineligible Inventory” for at least 35 days prior to the date of such donation and (D) the aggregate value of such donated Inventory shall not exceed $2,500,000 per fiscal year.
          (c) Acquire (i) any Person, (ii) all or any substantial part of the assets, property or business of a Person, or (iii) any assets that constitute a division or operating unit of the business of any Person; provided, however, that the Borrower Parties and their Subsidiaries shall be permitted to consummate an acquisition described above if, before and after giving effect to such acquisition, no Default has occurred and is continuing or would result from the making of such acquisition, so long as (i) there are no outstanding Advances and aggregate face amount of all outstanding Letters of Credit are less than $5,000,000 or (ii) if there are outstanding Advances or aggregate face amount of all outstanding Letters of Credit are equal to or greater than $5,000,000, Parent, on behalf of the Borrower Parties, delivers to the Administrative Agent a certificate, together with supporting documents in form and substance reasonably satisfactory to the Administrative Agent, executed by an Authorized Signatory certifying that as of such date of such proposed acquisition: (A) Availability is not less than the greater of (1) thirty percent (30%) of the amount of the Revolving Loan Commitment then in effect or (2) $20,000,000 and (B)(1) Availability is not projected to be less than the greater of (x) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect or (y) $15,000,000, at all times during the twelve (12) month period immediately following such acquisition and (2) Borrower Parties and their Subsidiaries have, on a consolidated bases, a Fixed Charge Coverage Ratio of at least 1.10:1.00 as of such date of determination; provided, further, that the acquired assets shall not be eligible for inclusion in the Borrowing Base until the Administrative Agent has successfully completed a field audit with respect to such acquired assets (at Borrowers’ sole cost and expense) and shall only be included thereafter to the extent such assets satisfy the applicable eligibility criteria;
          (d) Merge or consolidate with any other Person; provided, however, that (i) any Borrower may merge into another Borrower so long as, with respect to any merger with Parent, Parent is the surviving entity after such merger, (ii) any Subsidiary of Parent may merge into any Borrower Party so long as, with respect to any merger with a Borrower, such Borrower shall be the surviving entity after such merger and, with respect to any merger with any other Borrower Party, such other Borrower Party shall be the surviving entity after such merger, (iii) any Foreign Subsidiary may merge into another Foreign Subsidiary, and (iv) any Borrower Party or any Subsidiary of a Borrower Party may merge with any Person in order to consummate an acquisition permitted under Section 8.7(c) so long as, with respect to any merger with a Borrower, such Borrower shall be the surviving entity after such merger, and, with respect to any merger with any other Borrower Party, such other Borrower Party shall be the surviving entity after such merger;

          (e) Change its legal name, state of incorporation or formation or structure without giving the Administrative Agent at least thirty (30) days prior written notice of its intention to do so and complying with all reasonable requirements of the Lenders in regard thereto;
          (f) Change its year-end for accounting purposes from the fiscal year ending the Saturday closest to January 31 without giving the Administrative Agent thirty (30) days written notice prior to the end of the new year-end for accounting purposes and complying with all reasonable requirements of the Lenders in regard thereto; or
          (g) Create any Subsidiary; provided, however, that any Borrower or any Subsidiary of any Borrower may create wholly owned Subsidiaries so long as such Borrower and such Subsidiaries comply with Sections 6.10 and 6.20.
     Section 8.8 Intentionally Omitted.
     Section 8.9 Intentionally Omitted.
     Section 8.10 Fixed Charge Coverage Ratio. If Availability is less than the greater of (a) $10,000,000 or (b) fifteen percent (15%) of the Revolving Loan Commitment, the Borrower Parties and their Subsidiaries shall maintain, on a consolidated basis, a Fixed Charge Coverage Ratio, measured on a quarterly basis, of not less than 1.10:1.00.
     Section 8.11 Conduct of Business. The Borrower Parties shall not engage substantially in any line of business substantially different from the lines of business conducted by the Borrower Parties and their Subsidiaries on the Agreement Date or from any lines of business reasonably related, complementary, ancillary or incidental thereto.
     Section 8.12 Sales and Leasebacks. No Borrower Party shall enter into any arrangement, directly or indirectly, with any third party whereby such Borrower Party shall sell or transfer any property, real or personal, whether now owned or hereafter acquired, and whereby such Borrower Party shall then or thereafter rent or lease as lessee such property or any part thereof or other property which such Borrower Party intends to use for substantially the same purpose or purposes as the property sold or transferred except with respect to the real property listed on Schedule 8.12 as of the Agreement Date.
     Section 8.13 Amendment and Waiver. Except as permitted hereunder, no Borrower Party shall, or shall permit any Subsidiary of a Borrower Party to (a) enter into any amendment of, or agree to or accept any waiver, which would adversely affect the rights of such Borrower Party or such Subsidiary, as applicable, or any member of the Lender Group, of its articles or certificate of incorporation or formation and by-laws, partnership agreement or other governing documents, or (b) permit any Material Contract to be cancelled or terminated prior to its stated maturity if such cancellation or termination could reasonably be likely to result in a Materially Adverse Effect.

     Section 8.14 ERISA Liability. No Borrower Party shall fail to meet all of the applicable minimum funding requirements of ERISA and the Code, without regard to any waivers thereof, to the extent such failure could reasonably be expected to have a Materially Adverse Effect and, to the extent that the assets of any of their Plans would be less (by $1,000,000 or more) than an amount sufficient to provide all accrued benefits payable under such Plans, the Borrower Parties shall make the maximum deductible contributions allowable under the Code (based on the Borrower’s current actuarial assumptions). No Borrower Party shall, or shall cause or permit any ERISA Affiliate to, (a) cause or permit to occur any event that could result in the imposition of a Lien under Section 430 of the Code or Section 302 or 4068 of ERISA, or (b) cause or permit to occur an ERISA Event to the extent the event described in (a) or (b) individually or in the aggregate could reasonably be expected to have a Materially Adverse Effect.
     Section 8.15 Prepayments. No Borrower Party shall, or shall permit any Subsidiary of a Borrower Party to, prepay, redeem, defease or purchase in any manner, or deposit or set aside funds for the purpose of any of the foregoing, make any payment in respect of principal of, or make any payment in respect of interest on, any Funded Debt, except the Borrowers may (i) make regularly scheduled payments of principal or interest required in accordance with the terms of the instruments governing any Funded Debt permitted hereunder, (ii) make payments, including prepayments permitted or required hereunder, with respect to the Obligations and (iii) make such other payments or prepayments of Funded Debt so long as (a) no Default or Event of Default shall have occurred or is continuing or results therefrom and (b) Administrative Borrower delivers a certificate, together with supporting documentation in form and substance reasonably satisfactory to the Administrative Agent, to the Administrative Agent executed by an Authorized Signatory evidencing that immediately after giving effect to such payment, (A) Availability is not less than the greater of (1) thirty percent (30%) of the amount of the Revolving Loan Commitment then in effect or (2) $20,000,000 and (B)(1) Availability is not projected to be less than the greater of (x) twenty percent (20%) of the amount of the Revolving Loan Commitment then in effect or (y) $15,000,000, at all times during the twelve (12) month period immediately following such payment and (2) Borrower Parties and their Subsidiaries have, on a consolidated bases, a Fixed Charge Coverage Ratio of at least 1.10:1.00 as of such date of determination.
     Section 8.16 Negative Pledge. No Borrower Party shall, or shall permit any Subsidiary of any Borrower Party to, directly or indirectly, enter into any agreement (other than the Loan Documents) with any Person that prohibits or restricts or limits the ability of any Borrower Party or any such Subsidiary to create, incur, pledge, or suffer to exist any Lien upon any of its respective assets, or restricts the ability of any Subsidiary of a Borrower to pay Dividends to such Borrower.
     Section 8.17 Inconsistent Agreements. No Borrower Party shall, or shall permit any Subsidiary of any Borrower Party to, enter into any contract or agreement which would violate the terms hereof, any other Loan Document or any Bank Products Document.
ARTICLE 9.
DEFAULT
     Section 9.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule, or regulation of any governmental or non-governmental body:
          (a) Any representation or warranty made under this Agreement, any other Loan Document or any Bank Products Document with respect to a Lender Hedge Agreement shall prove incorrect or misleading in any material respect when made or deemed to have been made pursuant to Section 5.4;
          (b) (i) Any payment of any principal hereunder, or any reimbursement obligations with respect to any Letter of Credit shall not be received by the Administrative Agent on the date such payment is due, or (ii) any payment of any interest hereunder or any fees payable hereunder or under the other Loan Documents by any Borrower Party shall not be received by the Administrative Agent within three (3) Business Days from the date on which such payment is due;
          (c) Any Borrower Party shall default in the performance or observance of any agreement or covenant contained in Sections 2.12, 4.5 (other than a default solely resulting from the action or inaction of the Administrative Agent or its agents and representatives), 6.1, or 6.15, or in Article 7 or Article 8 (other than Section 8.16);
          (d) Any Borrower Party shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 9.1, and such default, if curable, shall not be cured to the Majority Lenders’ satisfaction within the earlier of (i) a period of thirty (30) days from the date that an officer of such Borrower Party knew or should have known of the occurrence of such default, or (ii) a period of thirty (30) days after written notice of such default is given by the Administrative Agent to the Administrative Borrower;
          (e) There shall occur any default in the performance or observance by any Borrower Party of any agreement or covenant contained in any of the other Loan Documents or in the Bank Products Documents with respect to Lender Hedge Agreements (other than this Agreement or the Security Documents or as otherwise provided in this Section 9.1) which shall not be cured to the Majority Lenders’ satisfaction within the applicable cure period, if any, provided for in such Loan Document or Bank Products Document, or, if there is no applicable cure period set forth in such Loan Document or Bank Product Document, within the earlier of (i) a period of thirty (30) days from the date that an officer of a Borrower knew of the occurrence of such default, or (ii) a period of thirty (30) days after written notice of such default is given by the Administrative Agent to the Administrative Borrower;
          (f) There shall occur any Change in Control;
          (g) (i) There shall be entered a decree or order for relief in respect of any Borrower Party or any Subsidiary of a Borrower Party under the Bankruptcy Code, or any other applicable federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or similar official of any Borrower Party or any Subsidiary of a Borrower Party or of any substantial part of its properties, or ordering the winding-up or liquidation of the affairs of any Borrower Party or any Subsidiary of a Borrower Party, or (ii) an involuntary petition shall be filed against any Borrower Party or any Subsidiary of a Borrower Party and a temporary stay entered and (A) such petition and stay shall not be diligently contested, or (B) any such petition and stay shall continue undismissed for a period of sixty (60) consecutive days;
          (h) Any Borrower Party or any Subsidiary of a Borrower Party shall commence an Insolvency Proceeding or any Borrower Party or any Subsidiary of a Borrower Party shall consent to the institution of an Insolvency Proceeding or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of such Borrower Party or any Subsidiary of a Borrower Party or of any substantial part of its properties, or any Borrower Party or any Subsidiary of a Borrower Party shall fail generally to pay its debts as they become due, or any Borrower Party or any Subsidiary of a Borrower Party shall take any action in furtherance of any such action;
          (i) A final judgment (other than a money judgment or judgments fully covered (except for customary deductibles or copayments not to exceed $500,000 in the aggregate) by insurance as to which the insurance company has acknowledged coverage) shall be entered by any court against any Borrower Party or any Subsidiary of any Borrower Party for the payment of money which exceeds, together with all such other judgments of the Borrower Parties and their Subsidiaries, $3,000,000 in the aggregate, or a warrant of attachment or execution or similar process shall be issued or levied against property of any Borrower Party or any Subsidiary of a Borrower Party pursuant to a final judgment which, together with all other such property of the Borrower Parties and their Subsidiaries subject to other such process, exceeds in value $3,000,000 in the aggregate, and if, within thirty (30) days after the entry, issue, or levy thereof, such judgment, warrant, or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant, or process shall not have been paid or discharged;
          (j) There shall be at any time (i) any “accumulated funding deficiency,” as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by any Borrower Party or any ERISA Affiliate of a Borrower Party, or to which any Borrower Party or any of its ERISA Affiliates has any liabilities; (ii) a trustee shall be appointed by a United States District Court to administer any Plan maintained by any Borrower Party or any ERISA Affiliate of a Borrower Party, or to which any Borrower Party or any of its ERISA Affiliates has any liabilities; (iii) the PBGC shall institute proceedings to terminate any such Plan; (iv) any Borrower Party or any ERISA Affiliate of any Borrower Party shall incur any liability to the PBGC in connection with the termination of any such Plan; (v) any Plan or trust created under any Plan of any Borrower Party or any ERISA Affiliate of any Borrower Party shall engage in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to any tax or penalty on “prohibited transactions” imposed by Section 502 of ERISA or Section 4975 of the Code; (vi) any Borrower Party or any ERISA Affiliate of any Borrower Party shall enter into or become obligated to contribute to a Multiemployer Plan; (vii) there shall be at any time a Lien imposed against the assets of a Borrower Party or ERISA Affiliate under Code Section 430, or ERISA Sections 302 or 4068; or (viii) there shall occur at any time an ERISA Event; provided, however that no Event of Default shall occur as a result of an event described in clauses (i), (ii), (iii), (iv), (v), (vii) or (viii) of this Section 9.1(j) unless such event either individually or in the aggregate with other events described therein could reasonably be expected result in an aggregate liability greater than $2,000,000.
          (k) (i) There shall occur any default (after the expiration of any applicable grace or cure period) under any indenture, agreement, or instrument evidencing Funded Debt of any Borrower Party or any Subsidiary of a Borrower Party in an aggregate principal amount exceeding $2,500,000 (determined singly or in the aggregate with other Funded Debt) or (ii) there shall occur any default under any Hedge Agreement (after the expiration of any applicable cure period set forth therein);
          (l) All or any portion of any Loan Document or any Bank Products Document shall at any time and for any reason be declared to be null and void, the effect of which is to render any such material Loan Document or Bank Product Document inadequate for the practical realization of the rights and benefits afforded thereby, or a proceeding shall be commenced by any Borrower Party, any Subsidiary of a Borrower Party or any Affiliate thereof, or by any Governmental Authority having jurisdiction over any Borrower Party, any Subsidiary of a Borrower Party or any Affiliate thereof, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or any Borrower Party, any Subsidiary of a Borrower Party or any Affiliate thereof shall deny that it has any liability or obligation for the payment of any Obligation provided under any Loan Document or any Bank Products Document, or any Lender Hedge Agreement shall be terminated as a result of a default or event of default thereunder by any Borrower Party; or

          (m) If a notice of termination for default or the actual termination for default of any Material Contract shall have been issued to or received by any Borrower or any Subsidiary of any Borrower and such termination could reasonably be expected to have a Materially Adverse Effect.
     Section 9.2 Remedies. If an Event of Default shall have occurred and shall be continuing, in addition to the rights and remedies set forth elsewhere in this Agreement, the other Loan Documents and any Bank Products Documents:
          (a) With the exception of an Event of Default specified in Sections 9.1(g) or (h), the Administrative Agent may in its discretion (unless otherwise instructed by the Majority Lenders) or shall at the direction of the Majority Lenders, (i) terminate the Revolving Loan Commitment and the Letter of Credit Commitment, or (ii) declare the principal of and interest on the Loans and all other Obligations (other than any Obligations existing from time to time of any Borrower Party to the Administrative Agent (or an Affiliate of the Administrative Agent) arising in connection with any Bank Products Documents) to be forthwith due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding, or both.
          (b) Upon the occurrence and continuance of an Event of Default specified in Sections 9.1(g) or (h), such principal, interest, and other Obligations (other than any Obligations existing from time to time of any Borrower Party to the Administrative Agent (or an Affiliate of the Administrative Agent) arising in connection with any Bank Products Documents) shall thereupon and concurrently therewith become due and payable, and the Revolving Loan Commitment and the Letter of Credit Commitment, shall forthwith terminate, all without any action by the Lender Group, or any of them and without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding.
          (c) The Administrative Agent may in its discretion (unless otherwise instructed by the Majority Lenders) or shall at the direction of the Majority Lenders exercise all of the post-default rights granted to the Lender Group, or any of them, under the Loan Documents or under Applicable Law. The Administrative Agent, for the benefit of the Lender Group, shall have the right to the appointment of a receiver for the Property of the Borrower Parties, and the Borrower Parties hereby consent to such rights and such appointment and hereby waive any objection the Borrower Parties may have thereto or the right to have a bond or other security posted by the Lender Group, or any of them, in connection therewith.
          (d) In regard to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of any acceleration of the Obligations pursuant to the provisions of this Section 9.2 or, upon the request of the Administrative Agent, after the occurrence of an Event of Default and prior to acceleration, the

Borrowers shall promptly upon demand by the Administrative Agent deposit in a Letter of Credit Reserve Account opened by the Administrative Agent for the benefit of the Lender Group an amount equal to one hundred and five percent (105%) of the aggregate then undrawn and unexpired amount of such Letter of Credit Obligations. Amounts held in such Letter of Credit Reserve Account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations in the manner set forth in Section 2.11. Pending the application of such deposit to the payment of the Reimbursement Obligations, the Administrative Agent shall, to the extent reasonably practicable, invest such deposit in an interest bearing open account or similar available savings deposit account and all interest accrued thereon shall be held with such deposit as additional security for the Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied, and all other Obligations shall have been paid in full, the balance, if any, in such Letter of Credit Reserve Account shall be returned to the Borrowers. Except as expressly provided hereinabove, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrowers.
          (e) The rights and remedies of the Lender Group hereunder shall be cumulative, and not exclusive.
ARTICLE 10.
THE ADMINISTRATIVE AGENT
     Section 10.1 Appointment and Authorization. Each member of the Lender Group hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in this Agreement and the other Loan Documents and its Loans, its portion of the Revolving Loan Commitment and, if applicable, Letter of Credit Commitment irrevocably to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Without limiting the foregoing, each member of the Lender Group hereby authorizes the Administrative Agent to execute and deliver each Loan Document to which the Administrative Agent is, or is required to be, a party. Neither the Administrative Agent nor any of its directors, officers, employees, or agents shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith, except for its own gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction.
     Section 10.2 Interest Holders. The Administrative Agent may treat each Lender, or the Person designated in the last notice filed with the Administrative Agent under this Section 10.2, as the holder of all of the interests of such Lender in this Agreement and the other Loan Documents, its Loans and its portion of the Revolving Loan Commitment until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.
     Section 10.3 Consultation with Counsel. The Administrative Agent may consult with legal counsel selected by it and shall not be liable to any Lender or the Issuing Bank for any action taken or suffered by it in good faith in reliance on the advice of such counsel.
     Section 10.4 Documents. The Administrative Agent shall not be under any duty to examine, inquire into, or pass upon the validity, effectiveness, or genuineness of this Agreement, any other Loan Document, or any instrument, document, or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume that they are valid, effective, and genuine, have been signed or sent by the proper parties, and are what they purport to be.
     Section 10.5 Administrative Agent and Affiliates. With respect to the Revolving Loan Commitment and Loans, the Administrative Agent shall have the same rights and powers hereunder as any other Lender, and the Administrative Agent and its Affiliates, as the case may be, may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower Parties or any Affiliates of, or Persons doing business with, the Borrower Parties, as if it were not the Administrative Agent or affiliated with the Administrative Agent and without any obligation to account therefor. The Lenders and the Issuing Bank acknowledge that the Administrative Agent and its Affiliates have other lending and investment relationships with the Borrower Parties and their Affiliates and in the future may enter into additional such relationships.
     Section 10.6 Responsibility of the Administrative Agent. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any other member of the Lender Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall be entitled to assume that no Default exists unless it has actual knowledge, or has been notified by any

Borrower Party, of such fact, or has been notified by a Lender that such Lender considers that a Default exists, and such Lender shall specify in detail the nature thereof in writing. The Administrative Agent shall provide each Lender with copies of such documents received from any Borrower Party as such Lender may reasonably request.
     Section 10.7 Action by Administrative Agent.
          (a) The Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent shall have been instructed by the Majority Lenders to exercise or refrain from exercising such rights or to take or refrain from taking such action. The Administrative Agent shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances.
          (b) The Administrative Agent shall not be liable to the Lenders and the Issuing Bank, or any of them, in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Majority Lenders (or all Lenders if expressly required by Section 11.12), and any action taken or failure to act pursuant to such instructions shall be binding on all Lenders and the Issuing Bank.
     Section 10.8 Notice of Default. In the event that any member of the Lender Group shall acquire actual knowledge, or shall have been notified in writing, of any Default, such member of the Lender Group shall promptly notify the other members of the Lender Group, and the Administrative Agent shall take such action and assert such rights under this Agreement as the Majority Lenders shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Lenders shall fail to request the Administrative Agent to take action or to assert rights under this Agreement in respect of any Default after their receipt of the notice of any Default from a member of the Lender Group, or shall request inconsistent action with respect to such Default, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 9) as it deems in its discretion to be advisable for the protection of the Lender Group, except that, if the Majority Lenders have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions.
     Section 10.9 Responsibility Disclaimed. The Administrative Agent shall not be under any liability or responsibility whatsoever as Administrative Agent:
          (a) To any Borrower Party or any other Person or entity as a consequence of any failure or delay in performance by or any breach by, any member of the Lender Group of any of its obligations under this Agreement;

          (b) To any Lender Group, or any of them, as a consequence of any failure or delay in performance by, or any breach by, any Borrower Party or any other obligor of any of its obligations under this Agreement or any other Loan Document; or
          (c) To any Lender Group, or any of them, for any statements, representations, or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability, or sufficiency of this Agreement, any other Loan Document, or any other document contemplated by this Agreement.
     Section 10.10 Indemnification. The Lenders agree to indemnify (to the extent not reimbursed by the Borrowers) and hold harmless the Administrative Agent and each of its Affiliates, employees, representatives, officers and directors (each an “Administrative Agent Indemnified Person”) pro rata in accordance with their Aggregate Commitment Ratios from and against any and all claims, liabilities, investigations, losses, damages, actions, demands, penalties, judgments, suits, investigations, costs, expenses (including fees and expenses of experts, agents, consultants and counsel) and disbursements, in each case, of any kind or nature (whether or not an Administrative Agent Indemnified Person is a party to any such action, suit or investigation) whatsoever which may be imposed on, incurred by, or asserted against an Administrative Agent Indemnified Person resulting from any breach or alleged breach by the Borrower Parties of any representation or warranty made hereunder, or otherwise in any way relating to or arising out of the Revolving Loan Commitment, this Agreement, the other Loan Documents or any other document contemplated by this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement (other than Bank Products Documents), the making, administration or enforcement of the Loan Documents and the Loans or any transaction contemplated hereby or any related matters unless, with respect to any of the above, such Administrative Agent Indemnified Person is determined by a final non-appealable judgment of a court of competent jurisdiction to have acted or failed to act with gross negligence or willful misconduct. This Section 10.10 is for the benefit of each Administrative Agent Indemnified Person and shall not in any way limit the obligations of the Borrower Parties under Section 6.18. The provisions of this Section 10.10 shall survive the termination of this Agreement.
     Section 10.11 Credit Decision. Each member of the Lender Group represents and warrants to each other member of the Lender Group that:
          (a) In making its decision to enter into this Agreement and to make its Advances it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower Parties and that it has made an independent credit judgment, and that it has not relied upon information provided by the Administrative Agent or any of its Affiliates;

          (b) So long as any portion of the Obligations remains outstanding, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrower Parties; and
          (c) Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower Parties which may come into the possession of any of the Administrative Agent or any Affiliates of the Administrative Agent.
     Section 10.12 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Administrative Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Administrative Agent (with the consent of the Administrative Borrower if no Event of Default then exists). If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be any Lender or a Person organized under the laws of the US, a State or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties, and obligations of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Article 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.
     Section 10.13 Administrative Agent May File Proofs of Claim. The Administrative Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, its agents, financial advisors and counsel), the Lenders and the Issuing Bank allowed in any judicial proceedings relative to any Borrower Party, or any of their respective creditors or property, and shall be entitled and empowered to collect, receive and distribute any monies, securities or other property payable or deliverable on any such claims and any custodian in any such judicial proceedings is hereby authorized by each Lender and the Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Bank, to pay to the Administrative Agent any amount due to the Administrative Agent for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, its agents, financial advisors and counsel, and any other amounts due the Administrative Agent under Section 11.2. Nothing contained in this Agreement or the Loan Documents shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting this Agreement, any Revolving Loan Notes, the Letters of Credit or the rights of any holder thereof, or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Issuing Bank in any such proceeding.
     Section 10.14 Collateral. The Administrative Agent is hereby authorized to hold all Collateral pledged pursuant to any Loan Document and to act on behalf of the Lender Group, in its own capacity and through other agents appointed by it, under the Security Documents; provided, that the Administrative Agent shall not agree to the release of any Collateral except in accordance with the terms of this Agreement. The Lender Group acknowledges that the Loans, any Overadvances, all Obligations with respect to Bank Products Documents and all interest, fees and expenses hereunder constitute one Funded Debt, secured by all of the Collateral. The Administrative Agent hereby appoints each Lender and the Issuing Bank as its agent (and each Lender and the Issuing Bank hereby accepts such appointment) for the purpose of perfecting the Administrative Agent’s Liens in assets which, in accordance with the UCC, can be perfected by possession. Should any Lender or the Issuing Bank obtain possession of any such Collateral, subject to the limitations set forth in the Blocked Account Agreements, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or in accordance with the Administrative Agent’s instructions.
     Section 10.15 Release of Collateral.
          (a) Each Lender and the Issuing Bank hereby directs, in accordance with the terms of this Agreement, the Administrative Agent to release any Lien held by the Administrative Agent for the benefit of the Lender Group:
               (i) against all of the Collateral, upon final and indefeasible payment in full of the Obligations and termination of the Revolving Loan Commitments; or
               (ii) against any part of the Collateral sold, transferred or disposed of by the Borrower Parties if such sale, transfer or other disposition is permitted by Section 8.7 or is otherwise consented to by the requisite Lenders for such release as set forth in Section 11.12, as certified to the Administrative Agent by the Administrative Borrower in a certificate of an Authorized Signatory of the Administrative Borrower.

          (b) Each Lender and the Issuing Bank hereby directs the Administrative Agent to execute and deliver or file or authorize the filing of such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 10.15 promptly upon the effectiveness of any such release. Upon request by the Administrative Agent at any time, the Lenders and the Issuing Bank will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.15.
ARTICLE 11.
MISCELLANEOUS
     Section 11.1 Notices.
          (a) All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given five (5) days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one (1) day after being entrusted to a reputable commercial overnight delivery service, or when delivered to the telegraph office or sent out (with receipt confirmed) by telex or telecopy (or to the extent specifically permitted under Section 11.1(c) only, when sent out by electronic means) addressed to the party to which such notice is directed at its address determined as in this Section 11.1. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:
               (i) If to any Borrower Party, to such Borrower Party in care of the Administrative Borrower at:

Chico’s FAS, Inc.
11215 Metro Parkway
Fort Myers, Florida 33966
Attn: Kent Kleeberger
Telecopy No.: (239) 274-4622
Email: sandy.rhodes@chicos.com

with a copy to:

Gary I. Teblum
Trenam, Kemker, Scharf,
Barkin, Frye, O’Neill & Mullis, P.A.
101 E. Kennedy Boulevard
Suite 2700
Tampa, FL 33602
Telecopy: (813) 229-6553
Email: gteblum@trenam.com

               (ii) If to the Administrative Agent, to it at:

SunTrust Bank
303 Peachtree Street
Twenty Third Floor
Atlanta, Georgia 30308
Attn: Chico’s Account Manager
Telecopy No.: (404) 588-7061
Email: haynes.gentry@suntrust.com

with a copy to:

Chris D Molen, Esq.
Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, N.E.
Suite 2400
Atlanta, Georgia 30308
Telecopy No.: (404) 815-2424
Email: chrismolen@paulhastings.com
               (iii) If to the Lenders, to them at the addresses set forth on the signature pages of this Agreement; and
               (iv) If to the Issuing Bank, at the address set forth on the signature pages of this Agreement.
          (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days’ written notice of such change to the other parties.
          (c) The Borrowers may make delivery of the items required by Sections 7.1, 7.2 and 7.3 via Electronic Transmission to the Lender Group.
     Section 11.2 Expenses. The Borrowers agree to promptly pay or promptly reimburse:
          (a) All reasonable out-of-pocket costs and expenses of the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and syndication of this Agreement, the other Loan Documents and the Bank Products Documents, the transactions contemplated hereunder and thereunder, and the making of the initial Advance hereunder, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent and its Affiliates;

          (b) All reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the administration of the transactions contemplated in this Agreement, the other Loan Documents and the Bank Products Documents, and the preparation, negotiation, execution, and delivery of any waiver, amendment, or consent by the Lenders relating to this Agreement, the other Loan Documents or the Bank Products Documents, including, but not limited to, all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with their periodic field audits, appraisals and examinations, a fee of $1,000 per day (as may be increased from time to time by the Administrative Agent), per auditor, plus reasonable out-of-pocket costs and expenses for each field audit or examination of a Borrower Party performed by personnel employed by the Administrative Agent, the reasonable fees and disbursements of counsel for the Administrative Agent;
          (c) All out-of-pocket costs and expenses of the Administrative Agent, the Issuing Bank and any Lender in connection with any restructuring, refinancing, or “work out” of the transactions contemplated by this Agreement, and of obtaining performance under this Agreement, the other Loan Documents and the Bank Products Documents, and all out-of-pocket costs and expenses of collection if default is made in the payment of the Obligations, which in each case shall include fees and out-of-pocket expenses of counsel for the Administrative Agent, the Issuing Bank and any Lender, and the fees and out-of-pocket expenses of any experts of the Administrative Agent, or consultants of the Administrative Agent;
          (d) All taxes, assessments, general or special, and other charges levied on, or assessed, placed or made against any of the Collateral, any Revolving Loan Notes or the Obligations; and
          (e) All reasonable out-of-pocket costs and expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder.
     Section 11.3 Waivers. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents and the Bank Products Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Lender Group, or any of them, or the Majority Lenders in exercising any right shall operate as a waiver of such right. The Lender Group expressly reserves the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance. In the event the Lenders decide to fund a request for an Advance at a time when the Borrowers are not in strict compliance with the terms of this Agreement, such decision by the Lenders shall not be deemed to constitute an undertaking by the Lenders to fund any further requests for Advances or preclude the Lenders from exercising any rights available to the Lenders under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Lenders or by the Majority Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders’ intent to require strict adherence to the terms of the Agreement in the future. Any such actions shall not in any way affect the ability of the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Lenders are party, relating to the Borrowers.
     Section 11.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, except to the extent limited by Applicable Law, at any time that an Event of Default exists, each member of the Lender Group and each subsequent holder of the Obligations is hereby authorized by the Borrower Parties at any time or from time to time, without notice to the Borrower Parties or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special, time or demand, including, but not limited to, Funded Debt evidenced by certificates of deposit, in each case whether matured or unmatured, but not including any amounts held by any member of the Lender Group or any of its Affiliates in any escrow account) and any other Funded Debt at any time held or owing by any member of the Lender Group or any such holder to or for the credit or the account of any Borrower Party, against and on account of the obligations and liabilities of the Borrower Parties, to any member of the Lender Group or any such holder under this Agreement, any Revolving Loan Notes, any other Loan Document and any Bank Products Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, any Revolving Loan Notes, any other Loan Document or any Bank Products Document, irrespective of whether or not (a) the Lender Group shall have made any demand hereunder or (b) the Lender Group shall have declared the principal of and interest on the Loans and any Revolving Loan Notes and other amounts due hereunder to be due and payable as permitted by Section 9.2 and although said obligations and liabilities, or any of them, shall be contingent or unmatured. Any sums obtained by any member of the Lender Group or by any subsequent holder of the Obligations shall be subject to the application of payments provisions of Article 2.
     Section 11.5 Assignment.
          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower Party without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Affiliates of the Administrative Agent) any legal or equitable right, remedy or claim under or by reason of this Agreement.
          (b) Any Lender (and any Lender that is an Issuing Bank) may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its portion of the Revolving Loan Commitment and the Loans at the time owing to it and, if applicable, all or a portion of its portion of the Letter of Credit Commitment and excluding rights and obligations with respect to Bank Products Documents); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s portion of the Revolving Loan Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Revolving Loan Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent), shall not be less than $1,000,000, unless each of the Administrative Agent and, so long as no Default exists, the Administrative Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), and (ii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (unless such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund), and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.5(c), from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.8(b), 2.9, 6.18, 12.3 and 12.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.
          (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the portion of the Revolving Loan Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
          (d) Any Lender may, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its portion of the Revolving Loan Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers and the Lender Group shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 11.12(a)(i) that affects such Participant. Subject to paragraph (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.8(b), 2.9, 6.18 and 12.3 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.5(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.4 as though it were a Lender, provided such Participant agrees to be subject to Section 2.8(b) as though it were a Lender.
          (e) A Participant shall not be entitled to receive any greater payment under Section 2.8(b) or Section 12.3 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Administrative Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.8(b) unless the Administrative Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.8(b) as though it were a Lender.
          (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation (i) any pledge or assignment to secure obligations to a Federal Reserve Bank and (ii) in the case of any Lender that is a Fund, any pledge or assignment of all or any portion of such Lender’s rights under this Agreement to any holders of obligations owed, or securities issued, by such Lender as security for such obligations or securities, or to any trustee for, or any other representative of, such holders, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
     Section 11.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.
     Section 11.7 Under Seal; Governing Law. This Agreement and the other Loan Documents are intended to take effect as sealed instruments and shall be construed in accordance with and governed by the laws of the State of Georgia, without regard to the conflict of laws principles thereof, except to the extent otherwise provided in the Loan Documents.
     Section 11.8 Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
     Section 11.9 Headings. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.
     Section 11.10 Source of Funds. Notwithstanding the use by the Lenders of the Base Rate and the Eurodollar Rate as reference rates for the determination of interest on the Loans, the Lenders shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrowers at interest rates tied to such reference rates.
     Section 11.11 Entire Agreement. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Each Borrower Party represents and warrants to the Lender Group that it has read the provisions of this Section 11.11 and discussed the provisions of this Section 11.11 and the rest of this Agreement with counsel for such Borrower Party, and such Borrower Party acknowledges and agrees that the Lender Group is expressly relying upon such representations and warranties of such Borrower Party (as well as the other representations and warranties of such Borrower Party set forth in this Agreement and the other Loan Documents) in entering into this Agreement.

     Section 11.12 Amendments and Waivers.
          (a) Neither this Agreement, any other Loan Document nor any term hereof or thereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Majority Lenders, or in the case of Loan Documents executed by the Administrative Agent (and not the other members of the Lender Group), signed by the Administrative Agent and approved by the Majority Lenders and, in the case of an amendment, also by the Borrowers, except that: (i) the consent of each of the Lenders and, in the case of an amendment, the Borrowers, shall be required for (A) any sale or release of, or the subordination of the Administrative Agent’s security interest in, any material Collateral except in conjunction with sales or transfers of Collateral permitted hereunder, (B) except in conjunction with transactions permitted hereunder, any release of any guarantor of the Obligations, (C) any extensions, postponements or delays of the Maturity Date or the scheduled date of payment of interest or principal or fees, or any reduction of principal (without a corresponding payment with respect thereto), or reduction in the rate of interest or fees due to the Lenders hereunder or under any other Loan Documents, (D) any amendment of this Section 11.12 or of the definition of “Majority Lenders” or any other provision of the Loan Documents specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder; (E) any amendment increasing the Revolving Loan Commitment (it being understood and agreed that a waiver of any Default or Event of Default or modification of any of the defined terms contained herein (other than those defined terms specifically addressed in this Section 11.12) shall not constitute a change in the terms of the Revolving Loan Commitments of any Lender); (F) any amendment increasing the amounts or percentages set forth in the definition of “Borrowing Base” and the defined terms used therein; (G) any amendment to the definition of “Availability” and the defined terms used therein; and (H) any amendment to Section 2.11; (ii) the consent of the Administrative Agent, the Majority Lenders and the Borrowers shall be required for any amendment to Section 2.1(f) or Article 10; (iii) the consent of the Issuing Bank, the Majority Lenders and the Borrowers shall be required for any amendment to Section 2.1(c) or 2.15 or the definition of “Letter of Credit Commitment”; (iv) the consent of the Guarantors and the Majority Lenders shall be required for any amendment to Article 3; (v) the consent of the Swing Bank, the Majority Lenders and the Borrowers shall be required for any amendment to Section 2.1(d) or Section 2.2(g); (vi) the consent of the Administrative Agent only shall be required to amend Schedule 1(a) to reflect assignments of the Revolving Loan Commitments and Loans in accordance with this Agreement. In addition to the required consents set forth above, if SunTrust Bank or any Affiliate thereof has entered into a Lender Hedge Agreement with any Borrower Party and SunTrust Bank is no longer the Administrative Agent or a Lender, the consent of SunTrust Bank or such Affiliate shall be required for any amendment to Section 2.11 or any amendment described in clause (i)(A) above. Any amendment, modification, waiver, consent, termination or release of any Bank Products Documents may be effected by the parties thereto without the consent of the Lender Group.

          (b) Each Lender grants to the Administrative Agent the right to purchase all (but not less than all) of such Lender’s portion of the Revolving Loan Commitment, portion of the Letter of Credit Commitment, the Loans and Letter of Credit Obligations owing to it and any Revolving Loan Notes held by it and all of its rights and obligations hereunder and under the other Loan Documents at a price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid commitment fees and letter of credit fees owing to such Lender plus the amount necessary to cash collateralize any Letters of Credit issued by such Lender, which right may be exercised by the Administrative Agent if such Lender refuses to execute any amendment, waiver or consent which requires the written consent of all of the Lenders and to which the Majority Lenders, the Administrative Agent and the Borrowers have agreed. Each Lender agrees that if the Administrative Agent exercises its option hereunder, it shall promptly execute and deliver an Assignment and Acceptance and other agreements and documentation necessary to effectuate such assignment. The Administrative Agent may assign its purchase rights hereunder to any assignee if such assignment complies with the requirements of Section 11.5(b).
          (c) If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at Administrative Agent’s election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.
     Section 11.13 Other Relationships. No relationship created hereunder or under any other Loan Document shall in any way affect the ability of any member of the Lender Group to enter into or maintain business relationships with the Borrowers, or any of its Affiliates, beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.
     Section 11.14 Pronouns. The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
     Section 11.15 Disclosure. The Borrower Parties agree that the Administrative Agent, and the Administrative Agent agrees that the Borrower Parties, shall each have the right, with the consent of the other (such consent not to be unreasonably withheld), to issue press releases regarding the making of the Loans and the issuance and the Revolving Loan Commitment to the Borrowers pursuant to the terms of this Agreement.
     Section 11.16 Replacement of Lender. In the event that a Replacement Event occurs and is continuing with respect to any Lender, the Administrative Borrower may designate another financial institution (such financial institution being herein called a “Replacement Lender”) acceptable to the Administrative Agent, and which is not a Borrower or an Affiliate of any Borrower, to assume such Lender’s Revolving Loan Commitment hereunder, to purchase the Loans and participations of such Lender and such Lender’s rights hereunder and (if such Lender is the Issuing Bank) to issue Letters of Credit in substitution for all outstanding Letters of Credit issued by such Lender, without recourse to or representation or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid commitment fees and letter of credit fees owing to such Lender plus amounts necessary to cash collateralize any Letters of Credit issued by such Lender, and upon such assumption, purchase and substitution, and subject to the execution and delivery to the Administrative Agent by the Replacement Lender of documentation satisfactory to the Administrative Agent (pursuant to which such Replacement Lender shall assume the obligations of such original Lender under this Agreement), the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder and such Lender shall no longer be a party hereto or have any rights hereunder provided that the obligations of the Borrowers to indemnify such Lender with respect to any event occurring or obligations arising before such replacement shall survive such replacement. “Replacement Event” shall mean, with respect to any Lender, (a) the commencement of or the taking of possession by, a receiver, custodian, conservator, trustee or liquidator of such Lender, or the declaration by the appropriate regulatory authority that such Lender is insolvent or (b) the making of any claim by any Lender under Section 2.8(b), 12.3 or 12.5, unless the changing of the lending office by such Lender would obviate the need of such Lender to make future claims under such Sections.
     Section 11.17 Confidentiality. No member of the Lender Group shall disclose any non-public confidential information regarding the Borrower Parties (“Confidential Information”) to any other Person without the consent of the Administrative Borrower, other than (i) to such member of the Lender Group’s Affiliates and their officers, directors, employees, agents and advisors, to other members of the Lender Group and, as contemplated by Section 11.5, to actual or prospective assignees and participants, and then only on a confidential basis, (ii) as required by any law, rule or regulation or judicial process, (iii) to any rating agency when required by it, provided, that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Borrower Parties received by it from such member of the Lender Group, (iv) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking, and (v) in connection with the exercise of any remedy hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder.
     Section 11.18 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by any Borrower or any Guarantor, or the transfer to the Lender Group of any property, should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences or other voidable or recoverable payments of money or transfers of property (collectively, a

“Voidable Transfer”), and if the Lender Group, or any of them, is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group, or any of them, is required or elects to repay or restore, and as to all reasonable costs, expenses and attorneys fees of the Lender Group related thereto, the liability of the Borrowers or such Guarantor, as applicable, automatically shall be revived, reinstated and restored and shall exist as though such Voidable Transfer had never been made.
     Section 11.19 Electronic Transmissions. (a) Authorization. Subject to the provisions of this Section 11.19(a), each of the Administrative Agent, the Borrowers, the Lenders, the Issuing Bank and each of their Affiliates is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with any Loan Document and the transactions contemplated therein. Each of the Borrowers and the other Borrower Parties hereby acknowledges and agrees, and each of the Borrowers and the other Borrower Parties shall cause each of their Subsidiaries to acknowledge and agree, that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions.
          (b) Separate Agreements. All uses of an E-System shall be governed by and subject to, in addition to the terms and conditions of this Agreement, separate terms and conditions posted or referenced in such E-System and related contractual obligations executed by Borrower Parties or the members of the Lender Group in connection with the use of such E-System.
          (c) Limitation of Liability. All E-Systems and Electronic Transmissions shall be provided “as is” and “as available”. None of Administrative Agent or any of its Affiliates warrants the accuracy, adequacy or completeness of any E-Systems or Electronic Transmission, and each disclaims all liability for errors or omissions therein. No warranty of any kind is made by the Administrative Agent or any of its Affiliates in connection with any E-Systems or Electronic Transmission, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects. Each of the Borrowers and the other Borrower Parties agrees that the Administrative Agent has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System.
ARTICLE 12.
YIELD PROTECTION
     Section 12.1 Eurodollar Rate Basis Determination. Notwithstanding anything contained herein which may be construed to the contrary, if with respect to any proposed

Eurodollar Advance for any Eurodollar Advance Period, the Administrative Agent determines that deposits in Dollars (in the applicable amount) are not being offered to leading banks in the London interbank market for such Eurodollar Advance Period, the Administrative Agent shall forthwith give notice thereof to the Administrative Borrower and the Lenders, whereupon until the Administrative Agent notifies the Administrative Borrower that the circumstances giving rise to such situation no longer exist, the obligations of the Lenders to make Eurodollar Advances shall be suspended.
     Section 12.2 Illegality. If any change in Applicable Law, any change in the interpretation or administration of any Applicable Law by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any change in compliance with Applicable Law as a result of compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency after the Agreement Date, shall make it unlawful for any Lender to make, maintain, or fund its Eurodollar Advances, such Lender shall so notify the Administrative Agent, and the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Administrative Borrower. Before giving any notice to the Administrative Agent pursuant to this Section 12.2, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2, the Borrowers shall repay in full the then outstanding principal amount of each affected Eurodollar Advance of such Lender, together with accrued interest thereon, either (a) on the last day of the then current Eurodollar Advance Period applicable to such Eurodollar Advance if such Lender may lawfully continue to maintain and fund such Eurodollar Advance to such day or (b) immediately if such Lender may not lawfully continue to fund and maintain such Eurodollar Advance to such day. Concurrently with repaying each affected Eurodollar Advance of such Lender, notwithstanding anything contained in Article 2, the Borrowers shall borrow a Base Rate Advance from such Lender, and such Lender shall make such Advance in an amount such that the outstanding principal amount of the Revolving Loans held by such Lender shall equal the outstanding principal amount of such Revolving Loans immediately prior to such repayment.
     Section 12.3 Increased Costs.
          (a) If any change in Applicable Law, any change in the interpretation or administration of any Applicable Law by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof or any change in compliance with Applicable Law as a result of any request or directive (whether or not having the force of law) of such Governmental Authority, central bank, or comparable agency after the Agreement Date:

               (i) Shall subject any Lender to any tax, duty, or other charge with respect to its obligation to make Eurodollar Advances, or its Eurodollar Advances, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Advances or in respect of any other amounts due under this Agreement in respect of its Eurodollar Advances or its obligation to make Eurodollar Advances (except for changes in the rate of tax on the overall net income of such Lender);
               (ii) Shall impose, modify, or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, assessment, or other requirement or condition against assets of, deposits (other than as described in Section 12.5) with or for the account of, or commitments or credit extended by any Lender, or shall impose on any Lender or the eurodollar interbank borrowing market any other condition affecting its obligation to make such Eurodollar Advances or its Eurodollar Advances; and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any such Eurodollar Advances, or to reduce the amount of any sum received or receivable by the Lender under this Agreement or under any Revolving Loan Notes with respect thereto, and such increase is not given effect in the determination of the Eurodollar Rate;
               (iii) Shall subject the Issuing Bank or any Lender to any tax, duty or other charge with respect to the obligation to issue Letters of Credit, maintain Letters of Credit or participate in Letters of Credit, or shall change the basis of taxation of payments to the Issuing Bank or any Lender in respect of amounts drawn under Letters of Credit or in respect of any other amounts due under this Agreement in respect of Letters of Credit or the obligation of the Issuing Bank to issue Letters of Credit or maintain Letters of Credit or the obligation of the Lenders to participate in Letters of Credit (except for changes in the rate of tax on the overall net income of the Issuing Bank or any Lender); or
               (iv) Shall impose, modify, or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, assessment, or other requirement or condition against assets of, deposits (other than as described in Section 12.5) with or for the account of, or commitments or credit extended by the Issuing Bank, or shall impose on the Issuing Bank or any Lender any other condition affecting the obligation to issue Letters of Credit, maintain Letters of Credit or participate in Letters of Credit; and the result of any of the foregoing is to increase the cost to the Issuing Bank or any Lender of issuing, maintaining or participating in any such Letters of Credit or to reduce the amount of any sum received or receivable by the Issuing Bank or any Lender under this Agreement with respect thereto, then promptly upon demand by such Lender or Issuing Bank, the Borrowers agree to pay, without duplication of amounts due under Section 2.8(b), to such Lender or Issuing Bank such additional amount or amounts as will compensate such Lender or Issuing Bank for such increased costs. Each Lender or Issuing Bank will promptly notify the Administrative Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender or the Issuing Bank to compensation pursuant to this Section 12.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender or the Issuing Bank, be otherwise disadvantageous to such Lender or the Issuing Bank.
          (b) A certificate of any Lender or the Issuing Bank claiming compensation under this Section 12.3 and setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor shall be conclusive in the absence of manifest error. In determining such amount, such Lender or the Issuing Bank may use any reasonable averaging and attribution methods. If any Lender demands compensation under this Section 12.3, the Borrowers may at any time, upon at least five (5) Business Days’ prior notice to such Lender, prepay in full the then outstanding affected Eurodollar Advances of such Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.9. Concurrently with prepaying such Eurodollar Advances, the Borrowers shall borrow a Base Rate Advance, or a Eurodollar Advance not so affected, from such Lender, and such Lender shall make such Advance in an amount such that the outstanding principal amount of the Revolving Loans held by such Lender shall equal the outstanding principal amount of such Revolving Loans immediately prior to such prepayment.
     Section 12.4 Effect On Other Advances. If notice has been given pursuant to Sections 12.1, 12.2 or 12.3 suspending the obligation of any Lender to make any, or requiring Eurodollar Advances of any Lender to be repaid or prepaid, then, unless and until such Lender (or, in the case of Section 12.1, the Administrative Agent) notifies the Administrative Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as to the Eurodollar Advances affected shall, at the option of the Administrative Borrower, be made instead as Base Rate Advances.
     Section 12.5 Capital Adequacy. If after the Agreement Date, any Lender or Issuing Bank (or any Affiliate of the foregoing) shall have reasonably determined that the adoption of any Applicable Law, governmental rule, regulation or order regarding the capital adequacy of banks or bank holding companies, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or Issuing Bank (or any Affiliate of the foregoing) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency (but only if such adoption, change, request or directive occurs after the Agreement Date), has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s (or any Affiliate of the foregoing) capital as a consequence of such Lender’s or Issuing Bank’s Revolving Loan Commitment or obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or Issuing Bank’s (or any Affiliate of the foregoing) policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender’s or Issuing Bank’s (or any Affiliate of the foregoing) capital was fully utilized prior to such adoption, change or compliance), then, promptly upon demand by such Lender or Issuing Bank, the Borrowers shall immediately pay to such Lender or Issuing Bank such additional amounts as shall be sufficient to compensate such Lender or Issuing Bank for any such reduction actually suffered; provided, however, that there shall be no duplication of amounts paid to a Lender pursuant to this sentence and Section 12.3. A certificate of such Lender or Issuing Bank setting forth the amount to be paid to such Lender or Issuing Bank by the Borrowers as a result of any event referred to in this paragraph shall, absent manifest error, be conclusive.
ARTICLE 13.
JURISDICTION, VENUE AND WAIVER OF JURY TRIAL
     Section 13.1 Jurisdiction and Service of Process. FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY BANK PRODUCTS DOCUMENT, EACH BORROWER PARTY HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE STATE OF GEORGIA AND HEREBY IRREVOCABLY DESIGNATES AND APPOINTS, AS ITS AUTHORIZED AGENT FOR SERVICE OF PROCESS IN THE STATE OF GEORGIA, THE ADMINISTRATIVE BORROWER, OR SUCH OTHER PERSON AS SUCH BORROWER PARTY SHALL DESIGNATE HEREAFTER BY WRITTEN NOTICE GIVEN TO THE ADMINISTRATIVE AGENT. THE CONSENT TO JURISDICTION HEREIN SHALL NOT BE EXCLUSIVE. THE LENDER GROUP SHALL FOR ALL PURPOSES AUTOMATICALLY, AND WITHOUT ANY ACT ON THEIR PART, BE ENTITLED TO TREAT SUCH DESIGNEE OF EACH BORROWER PARTY AS THE AUTHORIZED AGENT TO RECEIVE FOR AND ON BEHALF OF SUCH BORROWER PARTY SERVICE OF WRITS, OR SUMMONS OR OTHER LEGAL PROCESS IN THE STATE OF GEORGIA, WHICH SERVICE SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH BORROWER PARTY SERVED WHEN DELIVERED, WHETHER OR NOT SUCH AGENT GIVES NOTICE TO SUCH BORROWER PARTY; AND DELIVERY OF SUCH SERVICE TO ITS AUTHORIZED AGENT SHALL BE DEEMED TO BE MADE WHEN PERSONALLY DELIVERED OR THREE (3) BUSINESS DAYS AFTER MAILING BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH AUTHORIZED

AGENT. EACH BORROWER PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL TO SUCH BORROWER PARTY AT THE ADDRESS SET FORTH ABOVE, SUCH SERVICE TO BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER SUCH MAILING. IN THE EVENT THAT, FOR ANY REASON, SUCH AGENT OR ITS SUCCESSORS SHALL NO LONGER SERVE AS AGENT OF EACH BORROWER PARTY TO RECEIVE SERVICE OF PROCESS IN THE STATE OF GEORGIA, EACH BORROWER PARTY SHALL SERVE AND ADVISE THE ADMINISTRATIVE AGENT THEREOF SO THAT AT ALL TIMES EACH BORROWER PARTY WILL MAINTAIN AN AGENT TO RECEIVE SERVICE OF PROCESS IN THE STATE OF GEORGIA ON BEHALF OF SUCH BORROWER PARTY WITH RESPECT TO THIS AGREEMENT, ALL OTHER LOAN DOCUMENTS AND THE BANK PRODUCTS DOCUMENTS. IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.
     Section 13.2 Consent to Venue. EACH BORROWER PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY BANK PRODUCTS DOCUMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES SITTING IN FULTON COUNTY, GEORGIA, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
     Section 13.3 Waiver of Jury Trial. EACH BORROWER PARTY AND EACH MEMBER OF THE LENDER GROUP TO THE EXTENT PERMITTED BY APPLICABLE LAW WAIVES, AND OTHERWISE AGREES NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH ANY BORROWER PARTY, ANY MEMBER OF THE LENDER GROUP OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE BANK PRODUCTS DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS ARTICLE 13.
     Section 13.4 The Administrative Borrower. Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Borrowers (the “Administrative Borrower”), which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed the Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Administrative Agent with all notices with respect to Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.
     Section 13.5 All Obligations to Constitute Joint and Several Obligations.
          (a) All Obligations shall constitute joint and several obligations of the Borrowers and shall be secured by the Administrative Agent’s Lien upon all of the Collateral, and by all other Liens heretofore, now or at any time hereafter granted by each Borrower to the Administrative Agent, for the benefit of the Lender Group, to the extent provided in the Loan Documents or Bank Product Documents under which such Lien arises. Each Borrower expressly represents and acknowledges that it is part of a common enterprise with the other Borrowers and that any financial accommodations by the Administrative Agent, and the other members of the Lender Group to any other Borrower hereunder and under the other Loan Documents and the Bank Product Documents are and will be of direct and indirect interest, benefit and advantage to all Borrowers. Each Borrower acknowledges that any Request for Advance, Notice of Conversion/Continuation, Notice of Requested Commitment Increase, Request for Issuance of Letter of Credit or other notice or request given by any Borrower (including the Administrative Borrower) to the Administrative Agent shall bind all Borrowers, and that any notice given by the Administrative Agent or any other member of the Lender Group to any Borrower shall be effective with respect to all Borrowers. Each Borrower acknowledges and agrees that each Borrower shall be liable, on a joint and several basis, for all of the Loans and other Obligations, regardless of which Borrower actually may have received the proceeds of any of the Loans or other extensions of credit or have had Letters of Credit issued hereunder or the amount of such Loans received, Letters of Credit issued or the manner in which the Administrative Agent or any other member of the Lender Group accounts among the Borrowers for such Loans, Letters of Credit or other extensions of credit on its books and records, and further acknowledges and agrees that Loans and other extensions of credit to any Borrower inure to the mutual benefit of all of the Borrowers and that the Administrative Agent and the other members of the Lender Group are relying on the joint and several liability of the Borrowers in extending the Loans and other financial accommodations hereunder. Each Borrower shall be entitled to subrogation and contribution rights from and against the other Borrowers to the extent any Borrower is required to pay to any member of the Lender Group any amount in excess of the Loans advanced directly to, or other Obligations incurred directly by, such Borrower or as otherwise available under Applicable Law; provided, however, that such subrogation and contribution rights are and shall be subject to the terms and conditions of this Section 13.5.

          (b) In the event any Borrower Party (a “Funding Borrower Party”) shall make any payment or payments under this Agreement or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, such Funding Borrower Party shall have the right to seek contribution payments from each other Borrower Party (each, a “Contributing Borrower Party”) to the extent permitted by Applicable Law. Nothing in this Section 13.5(b) shall affect any Borrower Party’s joint and several liability to the Lender Group for the entire amount of its Obligations. Each Borrower Party covenants and agrees that (i) its right to receive any contribution hereunder from a Contributing Borrower Party shall be subordinate and junior in right of payment to all obligations of the Borrower Parties to the Lender Group hereunder and (ii) it shall not exercise any such contribution rights unless and until the Obligations shall have been paid in full in cash (or, with respect to Letters of Credit, cash collateralized or supported by a letter of credit) and the Revolving Loan Commitments terminated.
          (c) Nothing in this Section 13.5 shall affect any Borrower’s joint and several liability to the Lender Group for the entire amount of its Obligations. Each Borrower Party covenants and agrees that its right to receive any contribution hereunder from a contributing Borrower Party shall be subordinate and junior in right of payment to all Obligations of the Borrowers to the Lender Group hereunder. No Borrower Party will exercise any rights that it may acquire by way of subrogation hereunder or under any other Loan Document or any Bank Product Document or at law by any payment made hereunder or otherwise, nor shall any Borrower Party seek or be entitled to seek any contribution or reimbursement from any other Borrower Party in respect of payments made by such Borrower Party hereunder or under any other Loan Document or under any Bank Product Document, until all amounts owing to the Lender Group on account of the Obligations are paid in full in cash (or, with respect to Letters of Credit, are either cash collateralized or supported by a letter of credit) and the Revolving Loan Commitments are terminated. If any amounts shall be paid to any Borrower Party on account of such subrogation or contribution rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Borrower Party in trust for the Lender Group segregated from other funds of such Borrower Party, and shall, forthwith upon receipt by such Borrower Party, be turned over to the Administrative Agent in the exact form received by such Borrower Party (duly endorsed by such Borrower Party to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, as provided for herein.
[remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS: CHICO’S FAS, INC.
By:	/s/ Kent A. Kleeberger
	Name:	Kent A. Kleeberger
	Title:	Executive Vice President — Chief Financial Officer and Treasurer

WHITE HOUSE | BLACK MARKET, INC.
By:	/s/ Kent A. Kleeberger
	Name:	Kent A. Kleeberger
	Title:	Executive Vice President — Chief Financial Officer and Treasurer

CHICO’S RETAIL SERVICES, INC.
By:	/s/ Kent A. Kleeberger
	Name:	Kent A. Kleeberger
	Title:	Executive Vice President — Chief Financial Officer and Treasurer

CHICO’S DISTRIBUTION SERVICES, LLC
By:	/s/ Kent A. Kleeberger
	Name:	Kent A. Kleeberger
	Title:	Executive Vice President — Chief Financial Officer and Treasurer

SOMA INTIMATES, LLC
By:	/s/ Kent A. Kleeberger
	Name:	Kent A. Kleeberger
	Title:	Executive Vice President — Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT,
ISSUING BANK AND LENDER:
SUNTRUST BANK, as the Administrative Agent,
the Issuing Bank, a Lender and the Swing Bank

By:	/s/ J. Haynes Gentry, III
	Name:	J. Haynes Gentry, III
	Title:	Vice President

EXHIBIT A
FORM OF ASSIGNMENT AND ACCEPTANCE
          Reference is made to that certain Credit Agreement, dated as of November 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definitions shall have the meanings ascribed thereto in the Credit Agreement), by and among CHICO’S FAS, INC., a Florida corporation (“Parent”), WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Parent, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors (if any), the financial institutions party thereto from time to time as lender (the “Lenders”), SUNTRUST BANK, as the Issuing Bank, and SUNTRUST BANK, as the administrative agent (the “Administrative Agent”).
          The “Assignor” and the “Assignee” referred to on Schedule 1 agree as follows:
          1. The Assignor hereby sells and assigns to the Assignee without recourse, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement. After giving effect to such sale and assignment, the Assignee’s Revolving Loan Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.
          2. The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto, and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.
          3. The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (b) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (c) confirms that it is an Eligible Assignee, (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender, and (f) attaches any U.S. Internal Revenue Service forms required under Section 2.8(b)(v) of the Credit Agreement.
          4. Following the execution hereof, the Assignor and the Assignee shall deliver this Assignment and Acceptance, along with (a) a processing and recordation fee of $3,500 payable by the Assignee to the Administrative Agent and (b) if the Assignee is not a Lender, a completed Administrative Questionnaire, for acceptance and recording by the Administrative Agent. Unless otherwise indicated on Schedule 1, the effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent.
          5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance and the Credit Agreement, shall have the rights and obligations of a Lender thereunder, and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance and the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.
          6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.
          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.
          8. This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Assignment and Acceptance in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.
[Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed by their authorized signatory as of the date specified thereon.

[NAME OF ASSIGNOR], as the Assignor

By:

Name:

Title:

Date: , 20

[NAME OF ASSIGNEE], as the Assignee

By:

Name:

Title:

Date: , 20

ACCEPTED AND APPROVED THIS DAY OF , 20 :

SUNTRUST BANK, as the Administrative Agent

By:

Name:

Title:

[If no Event of Default exists:

CHICO’S FAS, INC., as
Administrative Borrower

By:

Name:

Title:	]

SCHEDULE 1
ASSIGNMENT AND ACCEPTANCE

Revolving Loan Commitment of Assignor prior to assignment:	$

Revolving Loan Commitment assigned to Assignee:	$

Revolving Loan Commitment of Assignor after assignment:	$

Revolving Loan Commitment Ratio of Assignee after assignment:			%

The Assignee’s Domestic Lending Office:

The Assignee’s Eurodollar Lending Office:

Effective Date (if other than date of acceptance by the Administrative Agent):		, 20

Exhibit B

EXHIBIT B
FORM OF BORROWING BASE CERTIFICATE
SunTrust Bank, as Administrative Agent
303 Peachtree Street
Twenty Third Floor
Atlanta, Georgia 30308
          Reference is made to that certain Credit Agreement, dated as of November 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definitions shall have the meanings ascribed thereto in the Credit Agreement), by and among CHICO’S FAS, INC., a Florida corporation (“Parent”), WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Parent, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors (if any), the financial institutions party thereto from time to time as lender (the “Lenders”), SUNTRUST BANK, as the Issuing Bank, and SUNTRUST BANK, as the administrative agent (the “Administrative Agent”).
          The undersigned, the [                    ] of the Administrative Borrower, pursuant to [Section 7.5(a) / Section 7.5(b)] of the Credit Agreement, hereby certifies to the Administrative Agent that the following items, calculated in accordance with the terms set forth in the Credit Agreement, are true and correct, and that the Borrowers are in compliance with and, after giving effect to any currently requested Advances, will be in compliance with the terms, conditions, and provisions of the Credit Agreement.

Effective Date of Calculation:
Borrowing Base Calculation

1.	Credit Card Receivables:

	a.	Amount of Eligible Credit Card Receivables (as detailed on Schedule 1 attached hereto and incorporated herein by this reference):	$

	b.	Advance rate against Eligible Credit Card Receivables:	90%

		item 1(a) times item 1(b) =		$

2.	Inventory:

	a.	Value of Eligible Inventory (as detailed on Schedule 2 attached hereto and incorporated herein by this reference):	$

	b.	Advance rate against Eligible Inventory:	60%

	c.	item 2(a) times item 2(b):	$

	d.	NOLV of Eligible Inventory (as detailed on Schedule 3 attached hereto and incorporated herein by this reference):	$ [N/A]

	e.	Advance rate against NOLV of Eligible Inventory:	85%

	f.	Item 2(d) times item 2(e)	$ [N/A]

		If Availability is less than the greater of (x) 30% of the Revolving Loan Commitment or (y) $20,000,000, the lesser of item 2(c) or item 2(f), otherwise, the amount of item 2(c)=		$

3.	Qualified Cash:

	a.	Amount of Qualified Cash:	$

	b.	Maximum permitted amount of Qualified Cash:	$5,000,000

		The lesser of item 3(a) or item 3(b) =		$

4.	Reserves			$

5.	1, plus item 2, plus item 3 minus item 4 =			$

          The undersigned hereby certifies that all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculations have been made in accordance with the requirements of the Credit Agreement.

CHICO’S FAS, INC., as Administrative Borrower
By:
Name:
Title:

Schedule 1
(Eligible Credit Card Receivables)

Schedule 2
(Value of Eligible Inventory)

Schedule 3
(NOLV of Eligible Inventory)

Exhibit C

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
     The undersigned hereby certifies that he or she is an Authorized Signatory of CHICO’S FAS, INC., a Florida corporation (the “Administrative Borrower”). In connection with that certain Credit Agreement, dated as of November 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among the Administrative Borrower, WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Administrative Borrower, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors (if any), the financial institutions party thereto from time to time as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, and SunTrust Bank, as the administrative agent (the “Administrative Agent”), the undersigned does hereby further certify that:
1.	To the extent applicable, true and correct calculations demonstrating compliance with Section 8.10 of the Credit Agreement for the quarter ended [DATE] are set forth on Schedule 1 attached hereto;

2.	No material change in GAAP or the application thereof has occurred since the date of the Borrower Parties’ audited financial statements delivered on the Agreement Date for the fiscal year ended February 2, 2008 [, except as set forth on Schedule 2 (which schedule describes the effect of such change on the financial statements accompanying this Compliance Certificate)]; and

3.	To the best of my knowledge, no Default or Event of Default has occurred during the period ended , 20 [, except as described on Schedule 3 attached hereto (which Schedule describes the nature of such Default/Event of Default and when it occurred and whether it is continuing].
[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, I have executed this Compliance Certificate as of                           , 20     .

CHICO’S FAS, INC., as the Administrative Borrower
By:
Name:
Title:

A.	Compliance Calculation Section 8.10 – Fixed Charge Coverage Ratio

	(a	)	Net Income for such period	$

	(b	)	To the extent deducted in determining Net Income for such period, Interest Expense	$

	(c	)	To the extent deducted in determining Net Income for such period, income tax expense	$

	(d	)	To the extent deducted in determining Net Income for such period, Lease Expense	$

	(e	)	To the extent deducted in determining Net Income for such period, the amount of any non-cash compensation as a result of any grant of Equity Interests	$

	(f	)	To the extent deducted in determining Net Income for such period, depreciation and amortization expense	$

	(g	)	EBITDAR[1] ((a) + (b) + (c) + (d) + (e) + (f))	$

	(h	)	Capital Expenditures paid in cash during such period	$

	(i	)	Cash tax payments for such period	$

	(j	)	(h) + (i)	$

	(k	)	The greater of (1) (g) minus (j) and (2) zero	$

	(1)		Interest Expense for such period	$

[1]	provided, however, that if any such calculation includes any period in which an acquisition or sale of a Person or all or substantially all of the assets of a Person occurred, then such calculation shall be made on a Pro Forma Basis.

(m)	Lease Expense for such period

(n)	Scheduled principal payments made with respect to Funded Debt during such period	$

(o)	Restricted Payments and Restricted Purchase paid during such period	$

(P)	Fixed Charges ((l) + (m) + (n) + (o))	$

(q)	Ratio of (k) to (p)		:

In compliance?	☐ Yes ☐ No

Exhibit D

                           , 20
EXHIBIT D
FORM OF NOTICE OF CONVERSION/CONTINUATION
          I,                                         , the                                           and an Authorized Signatory of CHICO’S FAS, INC., a Florida corporation (the “Administrative Borrower”), do hereby certify pursuant to the provisions of that certain Credit Agreement, dated as of November 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among the Administrative Borrower, WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Administrative Borrower, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors (if any), the financial institutions party thereto from time to time as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, and SunTrust Bank, as the administrative agent (the “Administrative Agent”), that, with respect to the existing outstanding [Base Rate / Eurodollar] Advance under the Revolving Loan Commitment in the original principal amount of $ [                    ],
               (a) that such [Base Rate / Eurodollar] Advance be converted or continued as follows:
                    (i) $[                    ] of such amount shall be converted to a Base Rate Advance, effective [                    ,      ] [DATE];
                    (ii) $[                    ] of such amount shall be [converted to /continued as] a Eurodollar Advance with a Eurodollar Advance Period of [                    ] months, effective [                    ,      ] [DATE];
                    (iii) $[                    ] of such amount shall be repaid on [                    ,      ] [DATE];
               (b) after giving effect to the foregoing, the number of Eurodollar Advances outstanding shall not exceed five (5); and
               (c) no Default has occurred and is continuing.
          The foregoing instructions shall be irrevocable. This Notice of Conversion/Continuation shall be a Loan Document for all purposes.

1

          Dated as of this                      day of                     , 20          .

CHICO’S FAS, INC., a Florida corporation, as the Administrative Borrower
By:
Name:
Title:

2

Exhibit E

EXHIBIT E
FORM OF REQUEST FOR ADVANCE
          I,                                           , the                        and an Authorized Signatory of CHICO’S FAS, INC., a Florida corporation (the “Administrative Borrower”), do hereby certify, on behalf of the Borrowers, pursuant to the provisions of that certain Credit Agreement, dated as of November 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among the Administrative Borrower, WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Administrative Borrower, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors (if any), the financial institutions party thereto from time to time as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, and SunTrust Bank, as the administrative agent (the “Administrative Agent”), that:
          1. The Administrative Borrower hereby requests [a Eurodollar Advance in the amount of $[                    ] with a Eurodollar Advance Period of [                     months / a Base Rate Advance in the amount of $[                    ] to be made on                     , 20___], under the Revolving Loan Commitment. The proceeds of the Advance should be wired on behalf of the Borrowers as set forth below. The foregoing instructions shall be irrevocable.
Bank Name:
Bank Address:
ABA#:
Account Name:
Account Number:
Federal Tax I.D. #:
          2. After giving effect to the foregoing, the number of Eurodollar Advances outstanding shall not exceed five (5).
          3. Except as disclosed in writing to the Administrative Agent, all representations and warranties of the Borrower Parties made in the Credit Agreement and the other Loan Documents, which, pursuant to Section 5.4 of the Credit Agreement, are made at and as of the time of the Advance requested hereby, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, both before and immediately after giving effect to the application of the proceeds of the Advance in connection with which this Request for Advance is given, and all applicable conditions set forth in Section[s] [4.2 and]1 4.3 of the Credit Agreement have been satisfied or appropriately waived in writing by all Lenders.
          4. The incumbency of persons authorized by the Administrative Borrower to sign documents is as stated in the certificate of incumbency most recently delivered by the Administrative Borrower to the Administrative Agent.
          5. No Default or Event of Default exists or will exist immediately after giving effect to this Request for Advance.
[remainder of page intentionally left blank]

[1]	For initial Advance only.

2

Dated as of this ___ day of                     , 20__.

CHICO’S FAS, INC., as the Administrative Borrower
By:
Name:
Title:

3

Exhibit F

EXHIBIT F
FORM OF REQUEST FOR ISSUANCE OF LETTER OF CREDIT
     I,                     , the                      and an Authorized Signatory of CHICO’S FAS, INC., a Florida corporation (the “Administrative Borrower”), do hereby certify, on behalf of the Borrowers, pursuant to the provisions of that certain Credit Agreement, dated as of November 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among the Administrative Borrower, WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Administrative Borrower, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors (if any), the financial institutions party thereto from time to time as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, and SunTrust Bank, as the administrative agent (the “Administrative Agent”), that:
     1. [The Administrative Borrower hereby requests that                     , as an Issuing Bank, issue a Letter of Credit under the Letter of Credit Commitment in the amount of $[                    ] to be issued on [                                        , 20 ___,] (the “Issuance Date”) for the account of [APPLICABLE BORROWER PARTY] and for the benefit of [                                        ] (the “Beneficiary”) to expire on [                                   ].]
     2. The Letter of Credit requested hereby is for the following purpose:
     3. As of the Issuance Date, the Available Letter of Credit Amount is at least $[___] which is sufficient to cover the issuance of the Letter of Credit requested hereby.
     4. Except as disclosed in writing to the Administrative Agent, all written representations and warranties of the Borrower Parties made in the Credit Agreement and other Loan Documents, which, pursuant to Section 5.4 thereof, are made at and as of the time of the issuance of the Letter of Credit, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, both before and immediately after giving effect to the issuance of the Letter of Credit in connection with which this Request for Issuance of Letter of Credit is given, and all applicable conditions set forth in

1

Section 4.4 of the Credit Agreement have been satisfied or waived in writing by all Lenders.
     5. The incumbency of persons authorized by the Administrative Borrower to sign documents is as stated in the certificate of incumbency most recently delivered to the Administrative Agent.
     6. No Default exists or will exist immediately after giving effect to this Request for Issuance of Letter of Credit.
[remainder of page intentionally left blank]

2

Dated as of this ___ day of                     , 20__.

CHICO’S FAS, INC., as the Administrative Borrower
By:
Name:
Title:

3

Exhibit G

EXHIBIT G
FORM OF REVOLVING LOAN NOTE
US $[                    ]                                                                                                                                                                                   [DATE]
          FOR VALUE RECEIVED, the undersigned, CHICO’S FAS, INC., a Florida corporation (“Parent”), WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Parent, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), hereby, jointly and severally, promise to pay to the order of [                                        ] (hereinafter, together with its successors and assigns, the “Lender”), at the office of the Administrative Agent (as defined below), in immediately available funds, the principal sum of [                                         and ___/100s DOLLARS ($                    )] of United States funds, or, if less, so much thereof as may from time to time be advanced and outstanding as Revolving Loans by the Lender to the Borrowers hereunder, plus interest as hereinafter provided. Such Advances of Revolving Loans may be endorsed from time to time on the grid attached hereto, but the failure to make such notations shall not affect the validity of any of the Borrowers’ obligations to repay unpaid principal and interest hereunder.
          This Note is one of the Revolving Loan Notes referred to in that certain Credit Agreement dated as of November 24, 2008 by and among the Borrowers, the Persons party thereto from time to time as Guarantors (if any), SunTrust Bank, as the Issuing Bank, the financial institutions party thereto from time to time as lenders (the “Lenders”) and SunTrust Bank, as the administrative agent (the “Administrative Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). All capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement except to the extent such capitalized terms are otherwise defined or limited herein.
          All principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date, or such earlier date as the Revolving Loans shall be due and payable in full, whether by acceleration or otherwise, pursuant to the Credit Agreement. The Borrowers also shall repay the principal outstanding hereunder from time to time as provided in the Credit Agreement.
          The Borrowers shall be entitled to borrow, repay and re-borrow funds hereunder pursuant to the terms and conditions of the Credit Agreement. Prepayment of the principal amount of any Revolving Loan may be made only as provided in the Credit Agreement.
          The Borrowers hereby, jointly and severally, promise to pay interest on the unpaid principal amount hereof as provided in Article 2 of the Credit Agreement. Interest under this Note also shall be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s discretion or upon the request of the Majority

Lenders, the Obligations shall bear interest payable at the Default Rate in the manner and at the times provided in the Credit Agreement.
          In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrowers or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrowers shall notify the Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrowers not pay, and the Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may legally be paid by the Borrowers under Applicable Law.
          The Borrowers hereby waive presentment for payment, demand, notice of non-payment or dishonor, protest, notice of protest and notice of any other kind whatsoever not expressly provided for in the Credit Agreement or any other Loan Document.
          No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Lender, the Administrative Agent, the Majority Lenders or the Lender Group, or any of them, in exercising its or their rights under the Credit Agreement or under any other Loan Document, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Lender, the Administrative Agent, the Majority Lenders or the Lender Group, or any of them, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.
          The Borrowers hereby, jointly and severally, promise to pay all costs of collection, including, without limitation, reasonable attorneys’ fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.
          Time is of the essence in this Note.
          This Note evidences the Lender’s portion of the Revolving Loans under, and is entitled to the benefits and subject to the terms of, the Credit Agreement, which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment and repayment. This Note is secured by and is also entitled to the benefits of the Loan Documents to the extent provided therein and any other agreement or instrument providing collateral for the Revolving Loans, whether now or hereafter in existence, and any filings, instruments, agreements and documents relating thereto and providing collateral for the Revolving Loans.
          This Note shall be construed in accordance with and governed by the laws of the State of Georgia, without regard to the conflict of laws principles thereof.
[remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, a duly authorized officer of each Borrower, as Authorized Signatory, has executed this Note under seal as of the day and year first above written.

CHICO’S FAS, INC., a Florida corporation
By:
Name:
Title:

WHITE HOUSE | BLACK MARKET, INC., a Florida corporation
By:
Name:
Title:

CHICO’S RETAIL SERVICES, INC., a Florida corporation
By:
Name:
Title:

CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company
By:
Name:
Title:

SOMA INTIMATES, LLC, a Florida limited liability company
By:
Name:
Title:

REVOLVING LOAN ADVANCES

DATE	AMOUNT OF	TYPE OF	AMOUNT OF	NOTATION
	REVOLVING	REVOLVING	PRINCIPAL	MADE
	LOAN	LOAN	PAID OR
	ADVANCE	ADVANCE	PREPAID

Exhibit H

EXHIBIT H
FORM OF GUARANTY SUPPLEMENT
          Reference is made to that certain Credit Agreement, dated as of November 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among CHICO’S FAS, INC., a Florida corporation (“Parent”), WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Parent, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors (if any), SunTrust Bank, as Issuing Bank, the financial institutions party thereto from time to time as lenders (the “Lenders”), and SunTrust Bank, as the administrative agent (the “Administrative Agent”).
          Whereas, pursuant to Section 6.20 of the Credit Agreement, a new Subsidiary (whether by acquisition, creation or designation) of any Borrower and Immaterial Subsidiaries that no longer satisfies the requirements of the definition of “Immaterial Subsidiary” are required to join the Credit Agreement as a Guarantor and become a Borrower Party by executing and delivering in favor of the Administrative Agent this Guaranty Supplement. Upon the execution and delivery of this Guaranty Supplement by such Subsidiary, such Subsidiary shall become a Guarantor of the Obligations and become a Borrower Party under the Credit Agreement with the same force and effect as if originally named as a Guarantor therein.
          The undersigned (the “New Guarantor”) hereby agrees as follows:
          1. In accordance with Section 6.20 of the Credit Agreement, the New Guarantor, by its signature below, becomes a “Guarantor” and a “Borrower Party” under the Credit Agreement with the same force and effect as if originally named therein as a “Guarantor” and as a “Borrower Party”, and the New Guarantor hereby agrees to all of the terms and provisions of the Credit Agreement applicable to it as a “Guarantor” and as a “Borrower Party” thereunder. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Obligations, does hereby guarantee, subject to the limitations set forth in Section 3.1(g) of the Credit Agreement, to the Administrative Agent, for the benefit of the Lender Group, the full and prompt payment of the Obligations, including, without limitation, any interest thereon (including, without limitation, interest, as provided in the Credit Agreement, accruing after the filing of a petition initiating any Insolvency Proceedings, whether or not such interest accrues or is recoverable against the Borrowers after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), plus reasonable attorneys’ fees and expenses if the obligations represented by the Credit Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Each reference to a “Guarantor” and “Borrower Party” in the Credit Agreement shall be deemed to include the New Guarantor. The Credit Agreement is incorporated herein by reference.
          2. The New Guarantor represents and warrants to the Administrative Agent and the other members of the Lender Group that this Guaranty Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
          3. This Guaranty Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Guaranty Supplement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by other electronic shall be deemed an original signature hereto.
          4. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
          5. THIS GUARANTY SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.
          6. This Guaranty Supplement shall be considered a Loan Document for all purposes.
[remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the New Guarantor has duly executed this Guaranty Supplement as of the day and year first above written.
NEW GUARANTOR:

By:

Name:

Title:

Exhibit I

EXHIBIT I

FORM OF NOTICE OF REQUESTED COMMITMENT INCREASE
                    , 20__
SunTrust Bank
303 Peachtree Street
23rd Floor
Mail Code 1981
Atlanta, GA 30308
Ladies and Gentlemen:
     Reference is made to that certain Credit Agreement, dated as of November 24, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement), by and among CHICO’S FAS, INC., a Florida corporation (“Parent”), WHITE HOUSE | BLACK MARKET, INC., a Florida corporation (“WHBM”), CHICO’S RETAIL SERVICES, INC., a Florida corporation (“Chico’s Retail”), CHICO’S DISTRIBUTION SERVICES, LLC, a Georgia limited liability company (“Chico’s Distribution”), SOMA INTIMATES, LLC, a Florida limited liability company (“Soma”; Parent, WHBM, Chico’s Retail, Chico’s Distribution and Soma are referred to herein each individually as a “Borrower” and, collectively, as the “Borrowers”), the Persons party thereto from time to time as Guarantors (if any), the financial institutions party thereto from time to time as lenders (the “Lenders”), SunTrust Bank, as the Issuing Bank, and SunTrust Bank, as the administrative agent (the “Administrative Agent”). The undersigned hereby gives notice, pursuant to Section 2.17 of the Credit Agreement, that it hereby requests a Commitment Increase, and in connection therewith sets forth below the information relating to such requested Commitment Increase, as required by Section 2.17 of the Credit Agreement:
     1. Parent, on behalf of the Borrowers, hereby requests the following Commitment Increase in the amount of $[                    ].
     2. The requested date of the proposed Commitment Increase is [                    , 20___].
     The undersigned hereby certifies, on behalf of the Borrowers, that the following statements are true on the date hereof:
     (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (unless any such representation or warranty is qualified as to materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of such date with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects (unless such representation or warranty is qualified as to materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date;
     (b) No law, regulation, order judgment, or decree of any Governmental Authority exists, and no action, suit, investigation, litigation or proceeding is pending or, to the knowledge of any Borrower, threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect the making of the Commitment Increase requested hereby or (ii) has or has a reasonable likelihood of having a Materially Adverse Effect.
     (c) No Default or Event of Default has occurred and is continuing, or would result from such proposed Commitment Increase.
     Parent, on behalf of Borrowers, has caused this Notice of Requested Commitment Increase to be executed and delivered by its duly authorized representatives, this ___ day of                     , 20___.

CHICO’S FAS, INC., for itself and on behalf of the other Borrowers
By:
Name:
Title:

SCHEDULES

Schedule E-l

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

Imports Outstanding Liability: By Bank Reference	21 Nov 2008

Chico	3:49 PM

				Issue	Expiry	Outstanding		Outstanding
Chicos Reference	Bank Reference	Beneficiary Name	Beneficiary Country	Date	Date	Liability Amount		Liability USD

OC21151309	[****]	[****]	CHINA	07 Aug 2008	06 Nov 2008	272.65	USD	272.65
OC21323073	[****]	[****]	HONG KONG	14 Aug 2008	13 Nov 2008	2,931.39	USD	2,931.39
OC21322755	[****]	[****]	HONG KONG	03 Sep 2008	24 Nov 2008	2,673.05	USD	2,673.05
OC21322792	[****]	[****]	HONG KONG	14 Aug 2008	13 Nov 2008	7.86	USD	7.86
OC21145268	[****]	[****]	CHINA	02 Sep 2008	27 Nov 2008	1,542.00	USD	1,542.00
OC21145256	[****]	[****]	CHINA	02 Sep 2008	17 Nov 2008	2,385.00	USD	2,385.00
OC21145264	[****]	[****]	CHINA	02 Sep 2008	17 Nov 2008	1,711.00	USD	1,711.00
OC21145265	[****]	[****]	CHINA	02 Sep 2008	17 Nov 2008	2,602.50	USD	2,602.50
OC21145255	[****]	[****]	CHINA	02 Sep 2008	17 Nov 2008	1,086.80	USD	1,086.80
OC21145251	[****]	[****]	CHINA	02 Sep 2008	17 Nov 2008	2,691.00	USD	2,691.00
OC21145266	[****]	[****]	CHINA	02 Sep 2008	17 Nov 2008	8,856.30	USD	8,856.30
OC21145267	[****]	[****]	CHINA	02 Sep 2008	17 Nov 2008	4,975.50	USD	4,975.50
OC21323142	[****]	[****]	HONG KONG	27 Oct 2008	03 Dec 2008	113,463.02	USD	113,463.02
OC21323196	[****]	[****]	HONG KONG	23 Sep 2008	10 Dec 2008	166,985.09	USD	166,985.09
OC21323192	[****]	[****]	HONG KONG	17 Sep 2008	03 Dec 2008	2,208.00	USD	2,208.00
OC21323194	[****]	[****]	HONG KONG	23 Sep 2008	10 Dec 2008	321.51	USD	321.51
OC21147810	[****]	[****]	KOREA (SOUTH)	25 Sep 2008	11 Dec 2008	31,920.00	USD	31,920.00
OC214500169681	[****]	[****]	TAIWAN	10 Oct 2008	17 Dec 2008	149.93	USD	149.93
OC214500169682	[****]	[****]	TAIWAN	10 Oct 2008	24 Dec 2008	71,252.14	USD	71,252.14
OC214500180096	[****]	[****]	CHINA	17 Sep 2008	03 Dec 2008	1,000.61	USD	1,000.61
OC21323734	[****]	[****]	HONG KONG	16 Oct 2008	08 Jan 2009	198,090.47	USD	198,090.47
OC21323779	[****]	[****]	HONG KONG	16 Oct 2008	08 Jan 2009	47,893.11	USD	47,893.11
OC21148497	[****]	[****]	THAILAND	29 Oct 2008	17 Dec 2008	127,940.72	USD	127,940.72
OC21148496	[****]	[****]	THAILAND	19 Nov 2008	15 Jan 2009	81,928.98	USD	81,928.98
OC21323894	[****]	[****]	HONG KONG	05 Nov 2008	06 Feb 2009	120,044.82	USD	120,044.82
OC21324027	[****]	[****]	HONG KONG	20 Nov 2008	25 Feb 2009	36,724.13	USD	36,724.13
OC21324025	[****]	[****]	HONG KONG	20 Nov 2008	23 Feb 2009	225,223.17	USD	225,223.17
OC21324023	[****]	[****]	HONG KONG	20 Nov 2008	23 Feb 2009	41,055.00	USD	41,055.00
OC214500183603	[****]	[****]	TAIWAN	03 Nov 2008	05 Feb 2009	43,648.50	USD	43,648.50
OC214500183601	[****]	[****]	TAIWAN	13 Nov 2008	08 Feb 2009	201,815.41	USD	201,815.41
OC214500176608	[****]	[****]	CHINA	04 Nov 2008	05 Feb 2009	108,800.63	USD	108,800.63
OC214500190479	[****]	[****]	TAIWAN	13 Nov 2008	05 Feb 2009	13,813.80	USD	13,813.80

Selection Criteria:						Grand Total:		1,666,014.09

Page 1 of 1	ILCLIBBK.RPT

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

Standby Outstanding Liability: By Bank Reference	21 Nov 2008
3:50 PM

				Issue	Expiry	Outstanding		Outstanding
Chicos Reference	Bank Reference	Beneficiary Name	Beneficiary Country	Date	Date	Liability Amount		Liability USD

Chico
Currency: USD
00000003049863	[****]	[****]	UNITED STATES	27 Jun 2002	01 Apr 2009	50,000.00	USD	50,000.00
00000068012670	[****]	[****]	UNITED STATES	19 May 2006	21 May 2009	550,000.00	USD	550,000.00
CHICO’S	[****]	[****]	UNITED STATES	02 Jul 2008	01 Jul 2009	69,237.17	USD	69,237.17
					Subtotal:	669,237.17	USD	669,237.17

						Chico Subtotal:		669,237.17

						Grand Total:		669,237.17
Selection Criteria:

Page 1 of 1	SLCLIBBK.RPT

Schedule 1(a)
Commitment Ratios

		Revolving		Aggregate
	Revolving Loan	Commitment	Aggregate	Commitment
Lender	Commitment	Ratio	Commitment	Ratio
SunTrust Bank	$55,000,000	100.00%	$55,000,000	100.00%

Totals	$55,000,000	100%	$55,000,000	100%

Liens
NONE
Schedule 1(b)

CHICO’S®
Parent and Subsidiaries

Chico’s FAS, Inc.	Address
Federal ID # 59-2389435	11215 Metro Parkway
SIC Code: 5621	Fort Myers, FL 33966
NAICS: 448120	Main Phone: (239) 277-6200
Organizational ID: G72585	Fax: (239) 277-5237
Jurisdiction of Incorporation: Florida
d/b/a Chico’s

White House | Black Market, Inc.	Address
Federal ID# 20-1606649	11215 Metro Parkway
SIC Code: 5621	Fort Myers, FL 33966
NAICS: 448120	Main Phone: (239) 277-6200
Organizational ID: P04000128399	Fax: (239) 277-5237
Jurisdiction of Incorporation: Florida
Wholly owned by Chico’s Retail Services, Inc.
d/b/a White House | Black Market

Chico’s Retail Services, Inc.	Address
(Formerly Chico’s Distribution, Inc. — name change effective 1/27/03)	11215 Metro Parkway
Federal ID # 65-0882960	Fort Myers, FL 33966
SIC Code: 5137	Main Phone: (239) 277-6200
NAICS: 422300	Fax: (239) 277-5237
Organizational ID: P98000105999
Jurisdiction of Incorporation: Florida
Wholly owned by Chico’s FAS, Inc.
d/b/a CRS

Chico’s Distribution Services, LLC	Address
(Formerly Chico’s Real Estate, LLC — name change effective 1/30/03)	11215 Metro Parkway
Federal ID # 50-0007034	Fort Myers, FL 33966
SIC Code: 5961	Main Phone: (239) 277-6200
NAICS: 454110	Fax:(239) 274-4417
Organizational ID: 0214389
Sole Manager — Scott A. Edmonds
Jurisdiction of Incorporation: Georgia
Wholly owned by Chico’s FAS, Inc.

Soma Intimates, LLC	Address
(Formerly Soma by Chico’s, LLC — name change effective 6/20/07)	11215 Metro Parkway
Federal ID # 20-0816178	Fort Myers, FL 33966
SIC Code: 5621	Main Phone: (239) 277-6200
NAICS: 448120	Fax: (239) 277-5237
Organizational ID: L04000008599
Sole Manager — Scott A. Edmonds
Jurisdiction of Incorporation: Florida
Wholly owned by Chico’s FAS, Inc.
d/b/a Soma Intimates and Soma
Schedule 5.1 (c)-1

None
Schedule 5.1 (c)-2

Outstanding Capital Stock Ownership
Current ownership and the authorized and outstanding shares of Borrower Parties are as follows:
Chico’s FAS, Inc.
Shareholders: Publicly traded
Authorized Shares: 400,000,000 shares of common stock and 2,500,000 shares of preferred stock
Outstanding Shares as of 11/1/08: 176,525,054 of common stock and 0 shares of preferred stock.
Chico’s Retail Services, Inc.
Shareholders: Wholly owned by Chico’s FAS, Inc
Authorized Shares: 10,000 shares
Outstanding Shares: 1,000 shares
White House | Black Market, Inc.
Shareholders: Wholly owned by Chico’s Retail Services, Inc
Authorized Shares: 10,000 shares
Outstanding Shares: 1,000 shares
Chico’s Distribution Services, LLC
Shareholders: Wholly owned by Chico’s FAS, Inc
Authorized Shares: None
Outstanding Shares: None
Soma Intimates, LLC
Shareholders: Wholly owned by Chico’s FAS, Inc
Authorized Shares: None
Outstanding Shares: None
Schedule 5.1(d)

Material Contracts
Amended and Restated Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan (as filed with the United States Securities and Exchange Commission on July 2, 2008).
Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Restricted Stock Agreement for Director (as filed with the United States Securities and Exchange Commission on February 3, 2005).
Chico’s FAS, Inc. 2002 Omnibus Stock and Incentive Plan Restricted Stock Agreement (as filed with the United States Securities and Exchange Commission on February 3, 2005).
Employment Agreement by and between Chico’s FAS, Inc. and Patricia Darrow-Smith (as filed with the United States Securities and Exchange Commission on September 5, 2003).
Employment Agreement by and between Chico’s FAS, Inc. and Michelle Delahunty-Cloutier (as filed with the United States Securities and Exchange Commission on September 13, 2003).
Chico’s FAS, Inc. Executive Severance Plan (as filed with the United States Securities and Exchange Commission on September 27, 2007).
Chico’s FAS, Inc. 2005 Cash Bonus Incentive Plan (as filed with the United States Securities and Exchange Commission on February 3, 2005).
First Amendment to Chico’s FAS, Inc. 2005 Cash Bonus Incentive Plan (as filed with the United States Securities and Exchange Commission on April 5, 2006.
Second Amendment to Chico’s FAS, Inc. 2005 Cash Bonus Incentive Plan (as filed with the United States Securities and Exchange Commission on April 13, 2007.
Participation Agreement by and between Chico’s FAS, Inc. and Michael J. Kincaid (as filed with the United States Securities and Exchange Commission on March 6, 2008).
Participation Agreement by and between Chico’s FAS, Inc. and Kent A. Kleeberger (as filed with the United States Securities and Exchange Commission on March 6, 2008).
Indemnification Agreement by and between Chico’s FAS, Inc. and Charles L. Nesbit, Jr. (as filed with the United States Securities and Exchange Commission on May 2, 2006).
Indemnification Agreement by and between Chico’s FAS, Inc. and Betsy S. Atkins (as filed with the United States Securities and Exchange Commission on December 5, 2005).
Indemnification Agreement by and between Chico’s FAS, Inc. and John J. Mahoney (as filed with the United States Securities and Exchange Commission on July 25, 2008).
Schedule 5.1(h)

Indemnification Agreement by and between Chico’s FAS, Inc. and David F. Dyer (as filed with the United States Securities and Exchange Commission on July 25, 2008).
Employment Transition, Resignation, and Release Agreement by and between Chico’s FAS, Inc. and James P. Frain (as filed with the United States Securities and Exchange Commission on August 2, 2005).
Employment Transition, Resignation, and Release Agreement by and between Chico’s FAS, Inc. and James P. Frain (as filed with the United States Securities and Exchange Commission on March 15, 2006).
Schedule 5.1(h)

None
Schedule 5.1(i)

None
Schedule 5.1(j)

Nov. 13, 2008	CHICO’S FAS, INC. AS GUARANTOR
Date of
Store #	Store Name	Location	Guaranty	Limitations
White House I Black Market, Inc. as Party

3083	Montgomery Village	Santa Rosa, CA 95405 Sonoma County	9/3/2003	Applicable through Term, renewals and assignments.

3079	The Shops at Somerset Square	Glastonbury, CT 06033 Hartford County	1/24/2005	Applicable through Term, renewals and assignments, except in the case of a Bankruptcy Proceeding.

3062	Mall of Georgia	Buford, GA 30519 Gwinnett County	6/8/2005	Through expiration of original term (Exp. 1/31/2011). Notwithstanding liabilities shall not exceed 1 year minimum rent.

3073	Plaza Las Americas	Hato Rey, PR 00917 San Juan	2/23/2005	Throughout term and all extensions.

3089	Manhattan Village	Manhattan Beach, CA 90266 Los Angeles County	1/31/2005	Throughout term of Lease, any renewal, extension, modification or amendment, any assignment or subletting of all or any portion of premises; and regardless of whether or not Tenant is or continues to be owned in whole or in part by Guarantor; and survives any expiration or earlier termination of Lease or occupancy.

3011	The Town Center	Boca Raton, FL 33431 Palm Beach County	6/8/2005	Throughout initial lease term (Exp. 7/31/2011); notwithstanding liabilities shall not exceed 1 year minimum rent, addl rent & all other charges & all expenses incurred by LL in an effort to collect or enforce the Liabilities or in enforcing the Guaranty.

3016	South Park Mall	Charlotte, NC 28211 Mecklenburg County	6/8/2005	Through original term (Exp 4/30/2017), notwithstanding liabilities shall not exceed 1 year minimum rent.

3390	Congressional Plaza	Rockville, MD 20852 Montgomery County	2/6/2008	Throughout the entire term and any renewal, extension, indulgence, modification and amendment; hold-over period & any assignment, subletting or other transfer of Tenant’s interest.

3028	John Ringling Blvd.	Sarasota, FL 34236 Sarasota County	1/21/2004	Throughout initial term of Lease excluding any renewals (Exp. 4/30/2014).

Soma Intimates, LLC as Party

5028	Plaza Las Americas	Hato Rey, PR 00917 San Juan	July-06	Throughout term and all extensions.

5060	Village Arcade	Houston, TX 77005 Harris County	12/21/2006	Throughout term and all extensions.

5003	Phipps Plaza	Atlanta, GA 30326 Fulton County	4/1/2004	Throughout term and all extensions or renewals.

5007	Preston Royal Village	Dallas, TX 75230 Dallas County	6/29/2004	Throughout term and all extensions or renewals.

5009	Annapolis Harbour Center	Annapolis, MD 21401 Anne Arundel County	6/14/2004	Throughout term and all extensions or renewals.

5015	Bellevue Square	Bellevue, WA 98004 King County	10/18/2005	Throughout entire term; Payment limitation shall not exceed 18 months minimum rent and other charges.

Chico’s Retail Services, Inc. as Party

SAT006	Expo at Brantley Units 1, 2 & 3	Fort Myers, FL 33907 Lee County	7/22/2005	Throughout term and all extensions or renewals, provided they exist and provided an affiliate of the guarantor is the tenant in possession of the premises at that time, except in the case of a release of Original Tenant from the performance of its own righ, shall likewise operate to realease Guarantor.

SAT007	Expo at Brantley Units 4-10	Fort Myers, FL 33907 Lee County	7/22/2005	Throughout term and all extensions or renewals, provided they exist and provided an affiliate of the guarantor is the tenant in possession of the premises at that time, except in the case of a release of Original Tenant from the performance of its own righ, shall likewise operate to realease Guarantor.

SAT002	Chico’s Satellite Office	158 West 27th Street New York, NY 10001 Bourough of Manhattan	3/18/2005	Throughout term and all extensions or renewals, alterations, modifications or amendment or by any assignment, subletting, hypothecation or other transfer of the Lease.
Schedule 5.1(m)

ITEM 1. LEGAL PROCEEDINGS
     The Company was named as defendant in a putative class action filed in June 2008 in the Superior Court for the State of California, County of San Diego, Michele L. Massey Haefner v. Chico’s FAS, Inc. The Complaint alleges that the Company, in violation of California law, requested or required customers to provide personal information in conjunction with credit card transactions. The Company filed an answer denying the material allegations of the Complaint. The Company believes that the case is wholly without merit and, thus, does not believe that the case should have any material adverse effect on the Company’s financial condition or results of operations.
     The Company is not a party to any other legal proceedings, other than various claims and lawsuits arising in the normal course of business, none of which the Company believes should have a material adverse effect on its financial condition or results of operations.
Schedule 5.1(n)

None
Schedule 5.1(o)

None
Schedule 5.1(p)

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Integro — CHICO’S Schedule of Insurance

	Policy		Policy		Deductible/
Coverage	Period	Carrier	Number	Limits and Description	Retention

Property	4/1/08- 4/1/09	Lexington Insurance	[****]	$200,000,000 Subject to various sub-limits	$250,000 Subject to various
Surety	9/1/2008-09	Zurich	[****]	$13,500 NV Tax Bond	Nil
Surety	9/10/2008-09	Zurich	[****]	$18,900 NV Tax Bond	Nil
Surety	2/12/2008-09	Zurich	[****]	$10,287 Mechanic’s Lien	Nil
Surety	2/12/2008-09	Zurich	[****]	$20,020 Mechanic’s Lien	Nil
Surety	2/12/2008-09	Zurich	[****]	$274,328.07 Mechanic’s Lien	Nil
Surety	2/22/2008-09	Zurich	[****]	$2.5mm Customs Bond	Nil
Surety	4/5/2008 - 09	Hartford	[****]	$11,700 NV Tax Bond	Nil
D&O — Primary	7/18/08 - 7/18/09	Chubb	[****]	$15,000,000	$2,500,000/ $1,500,000
D&O — 1st excess	7/18/08 - 7/18/09	Travelers	[****]	$15,000,000	N/A
D&O — 2nd excess	7/18/08 - 7/18/09	Hudson Specialty	[****]	$5,000,000	N/A
D&O — 3rd excess	7/18/08 - 7/18/09	Ariel Re	[****]	$5,000,000	N/A
D&O — 4th excess	7/18/08 - 7/18/09	Liberty Mutual	[****]	$10,000,000	N/A
D&O — 5th excess	7/18/08 - 7/18/09	Axis	[****]	$10,000,000	N/A
D&O — 6th excess	7/18/08 - 7/18/09	RSUI	[****]	$10,000,000	N/A
D&O — 7th excess	7/18/08 - 7/18/09	XL	[****]	$10,000,000	N/A
D&O — Side-A/DIC	7/18/08 - 7/18/09	The Hartford	[****]	$5,000,000	N/A

Schedule 5.1(v)	Page 1	11/21/2008

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Integro — CHICO’S Schedule of Insurance

	Policy		Policy		Deductible/
Coverage	Period	Carrier	Number	Limits and Description	Retention

D&O — 1st excess	7/18/08 - 7/18/09	Hudson Specialty	[****]	$5,000,000
D&O — 2nd excess	7/18/08 - 7/18/09	Chubb	[****]	$10,000,000	N/A
D&O — 3rd excess	7/18/08 - 7/18/09	Ariel Re	[****]	$10,000,000	N/A
Fiduciary — Primary	7/18/08 - 7/18/09	Chubb	[****]	$10,000,000	$10,000
Fiduciary — 1st excess	7/18/08 - 7/18/09	XL	[****]	$10,000,000	N/A
EPL — Primary	7/18/08 - 7/18/09	Zurich	[****]	$10,000,000	$250,000
EPL — 1st excess	7/18/08 - 7/18/09	Travelers	[****]	$10,000,000	N/A
EPL — 2nd excess	7/18/08 - 7/18/09	Chubb	[****]	$10,000,000	N/A
Special Coverage -Primary	7/18/08 - 7/18/09	Chubb	[****]	$20,000,000	Nil
Special Coverage - 1st excess	7/18/08 - 7/18/09	Travelers	[****]	$10,000,000	N/A
Crime	7/18/08 - 7/18/09	Zurich	[****]	$5,000,000	$500,000
E-Risk	7/18/08 - 7/18/09	Zurich	[****]	$6,000,000	$50,000
International DIC	4/1/08 to 4/1/09	ACE American Insurance Company	[****]	Primary International Coverage	Nil
Umbrella Liability	4/1/08 to 4/1/09	American Guarantee and Liability Insurance Company (Zurich)	[****]	$25M Umbrella Policy	Nil
Excess Liability	4/1/08 to 4/1/09	Federal Insurance Company (Chubb)	[****]	$25M Excess of $25M	N/A

Schedule 5.1(v)	Page 2	11/21/2008

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

	Policy		Policy		Deductible/
Coverage	Period	Carrier	Number	Limits and Description	Retention

Non-Owned Aircraft Liability	06/11/08-06/11/10	StarNet Insurance Co through Berkley Aviation	[****]	$25ML CSL — Non-Owned
Aircraft Liability is
a liability coverage
designed to protect
you against claims
arising from bodily
injury or property
damage made against
you by third parties
when using a
				non-owned aircraft.	Nil

	Policy		Policy		Deductible/
Coverage	Period	Carrier	Number	Limits and Description	Retention

Environmental Liability	10/19/2005 to 10/19/2008	Steadfast Insurance Company (Zurich)	[****]	$3M Each Claim $9M Policy Aggregate
Marine Cargo	4/1/08 to 4/1/09	Fireman’s Fund Insurance Company	[****]	$7,500,000 any one conveyance; $15,000,000 for named NY Processing Locations; $2,500,000 for Guatemala Processing Location; $500,000 unnamed worldwide storage and processing; $1,500,000 annual aggregate of all Mayflower Van Lines and Eagle Logistics Locations; $1,000,000 annual aggregate for all unnamed locations for the perils of flood, earthquake and windstorm.	$50,000

Schedule 5.1 (v)	Page 3	11/21/2008

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

THIS IS A BRIEF DESCRIPTION OF PROTECTION AVAILABLE OBVIOUSLY, THE STATEMENTS OF INSURANCE ARE SUBJECT TO CERTAIN EXCLUSIONS AND CONDITIONS ONTAINED IN THE POLICY FORMS. PLEASE REVER TO THE ACTUAL POLICY FOR DETAIL.	1
DATE: November 25, 2008

OSWALD, TRIPPE AND COMPANY, INC. 13515 BELL TOWER DRIVE, POST OFFICE BOX 60139, FORT MYERS, FLORIDA 33906-0139 TELEPHONE: 239-433-4535 FAX: 239-433-4148
SCHEDULE OF INSURANCE FOR: CHICO’S FAS, INC. and its subsidiaries

COVERAGE	COMPANY	POLICY NUMBER	LIMITS/DESCRIPTION	TERM	PREMIUM
NAMED INSURED:
General Liability	Zurich	[****]	Named Insured: Chico’s FAS Inc. and its subsidiaries: Chico’s FAS Inc. Stock Purchase Plan: Chico’s FAS Inc. Stock Option Plan: Chico’s FAS Inc.	04/01/08-04/01/09	[****] [****]
Profit Sharing Plan; Chico’s FAS Inc. Group Life & Health Plan; Chico’s FAS Inc. 401 (k) Plan; Chico’s FAS Inc. Long Term Disability Plan: PAZO Inc.; Chico’s Retail Services Inc.; Chico’s Distribution Services LLC; White House Black Market Inc.; Soma by Chico’s LLC: Soma Intimates LLC;
Chico’s FAS Inc. (Chico’s) Directly and through its wholly owned subsidiaries, (Chico’s Charities Inc. (non-profit organization): Fit App Co. d/b/a Fitigues
General Aggregate $2,000,000
Each Occurrence $2,000,000
Personal Injury Advertising $1,000,000
Fire Legal Liability $1,000,000
Medical Payments $10,000
Employee Benefits Liability $1,000,000
Employee Benefits Aggregate $1,000,000
     Includes Full Prior Acts Coverage for Employee Benefits Liability
Bodily Injury Deductible $50,000
Property Damage Deductible Per Claim $50,000
Personal Injury Deductible Per Claim $50,000
Employer’s Liability Stop Gap; Ohio, Washington, West
Virginia, Wyoming, Nevada, North Dakota
Premium Basis Sales $200,000,000
General Liability

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

THIS IS A BRIEF DESCRIPTION OF PROTECTION AVAILABLE. OBVIOUSLY, THE STATEMENTS OF INSURANCE ARE SUBJECT TO CERTAIN EXCLUSIONS AND CONDITIONS ONTAINED IN THE POLICY FORMS. PLEASE REVER TO THE ACTUAL POLICY FOR DETAIL.	2

COVERAGE	COMPANY	POLICY NUMBER	LIMITS/DESCRIPTION	TERM	PREMIUM
continued
Commercial Automobile	Zurich	[****]	Symbol I Any Automobile
Liability Each Accident $1,000,000
Hired Liability $1,000,000
Non-Owned Liability $1,000,000
Medical Payments $5,000
Personal Injury Protection $10,000
Uninsured Motorists $1,000,000
Underinsured Motorists $1,000,000
Comprehensive Deductible $1,000
Collision Deductible $1,000
Rental reimbursement $50 per day for 30 days, max $1,500 for Vehicles 1,2,4,7,8,9,11,14,15,16, Employees as insured’s
Vehicles Schedule:
1995 GMC Box Van # J8DB 4BIK 187008593
1998 Chevrolet G250 # IGCFG25M9W1063596
2002 Ford F150 # IFTRF 17W32NB04395
2005 Ford Explorer # IFMZU 62K25UA38385
2005 Ford F250 # IFTNF20525EB82693
2005 Ford Explorer # IFMZU62K95UA57824
2004 L & I Service Trailer M500A # IL9CK07264F292324
2006 Ford E350 # IFDSS34S36HA91965
2006 Rolls Rite Trailer # IR9BF32206M356310
2001 Sterling Acterra # 2FZAAUCS91A198907
2006 Lincoln Town Car # ILNHM84W06Y631194
2003 Ford Excursion # IFMNU42S43EA92135
2000 Ford F150 # IFTRF17W4YNA68628
			2007 Mitsubishi # JL6CCEIS07K001429	04/01/08- 04/01/09	[****]
Worker’s Compensation	The Hartford	[****]	MASTER FEIN59-2389435 Pre-funded Deductible Program $250K deductible w. 1 step up Employer’s Liability Each Accident — $1,000,000 Disease Policy Limit — $1,000,000 Disease Each Employee — $l,000,000	04/01/08- 09	[****] Premium excluding Pre-Fund

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

THIS IS A BRIEF DESCRIPTION OF PROTECTION AVAILABLE OBVIOUSLY, THE STATEMENTS OF INSURANCE ARE SUBJECT TO CERTAIN EXCLUSIONS AND CONDITIONS ONTAINED IN THE POLICY FORMS. PLEASE REVER TO THE ACTUAL POLICY FOR DETAIL.	3

COVERAGE	COMPANY	POLICY NUMBER	LIMITS/DESCRIPTION	TERM	PREMIUM
Worker’s Compensation Continued	The Hartford	[****]	Terrorism Included 60 Day Prior Notice of Cancellation NCCI ID#917470456	04/01/08 - 04/01/09

Worker’s Compensation Continued	The Hartford	[****]	Paid Loss Retrospective Rating Plan Wisconsin
Employer’s Liability Each Accident — $1,000,000
                        Disease Policy Limit — $1,000,000
                   Disease Each Employee — $1,000,000
Intrastate Experience Modification 1.12
			Terrorism Included	04/01/08 - 04/01/09	[****]

Leased Real Property
See Attached
All Chico’s branded stores are leased by Chico’s FAS, Inc.
All White House ½ Black Market branded stores are leased by White House ½ Black Market, Inc.
All Soma Intimates and Soma branded stores are leased by Soma Intimates, LLC
Schedule 5.1 (x)-1

		Location	Address	City	ST	ZIP

CALLCTR1	OFFICE	Bridge Plaza — Call Center	12901 McGregor Blvd, Unit 1A	Fort Myers	FL	33919
NEW YORK	APT	New York Apartment	150 East 57th Street	New York	NY	10022
SAT002	OFFICE	New York Marketing Office	158 West 27th Street — 8th Floor	New York	NY	10001
SAT005	OFFICE	Atlanta Satellite Office	Two Ravinia Dr, Ste 950	Atlanta	GA	30346
SAT006	OFFICE	Expo at Brantley	1901 Brantley Rd, Units 1,2 & 3	Fort Myers	FL	33907
SAT007	OFFICE	Expo at Brantley	1901 Brantley Rd, Units 4-10	Fort Myers	FL	33907
SAT008	OFFICE	Solana Beach Satellite Office	140 Lomas Santa Fe Dr, #203	Solana Beach	CA	92075
SAT009	OFFICE	Metro/Plantation Warehouse	6321 Metro Plantation Road	Fort Myers	FL	33966
SAT010	OFFICE	New York Marketing Office	158 West 27th Street — 6th Floor	New York	NY	10166

	9

All locations leased by Chico’s Fas, Inc. except CALLCTR1, SAT006, SAT007, AND SAT009 which are leased by Chico’s Retail Services, Inc.

Schedule 5.1 (x)-1	Page 1

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP

Chico’s	2	Periwinkle Place	Periwinkle/Sanibel FL0002	2075 Periwinkle Way, Ste 4	Sanibel	FL	33957
Chico’s	5	Miromar Outlets	MiromarOutl/Estero FL0005	10801 Corkscrew Rd, Ste 336	Estero	FL	33928
Chico’s	6	24 Coligny Plaza Shopping Center	Coligny/HiltonHead SC0006	#1 North Forest Bch	Hilton Head Island	SC	29928
Chico’s	7	Guadalupe Station	Guadalupe/Santa Fe NM0007	328 Guadalupe St	Santa Fe	NM	87501
Chico’s	8	The Rivercenter	Rivercenter/SanAnt TX0008	849 E Commerce St, Unit 527	San Antonio	TX	78205
Chico’s	9	Palm Ridge Plaza	Palm Ridge/Sanlbel FL0009	2330 and 2440 Palm Ridge, #4	Sanibel Island	FL	33957
Chico’s	10	Plaza Mercado	PlzaMercdo/SantaFe NM0010	112 W San Francisco St, Ste 114	Santa Fe	NM	87501
Chico’s	18	The Shops at Jax Brewery	Jax Brwry/New Or LA0018	600 Decatur St, Ste 101	New Orleans	LA	70130
Chico’s	19	St Augustine Premium Outlets	StAugustine Outlet FL0019	2700 State Road 16, Ste 908	Saint Augustine	FL	32092
Chico’s	22	Union Station	UnionSta/Washngton DC0022	50 Massachusetts Ave NE, Box 3, Ste 227	Washington	DC	20002
Chico’s	24	The Mall at Green Hills	GreenHills/Nshvlle TN0024	2132 Green Hills Village Dr, Ste 300	Nashville	TN	37215
Chico’s	26	Boca Center	Boca Ctr/BocaRaton FL0026	5250 Town Center Dr, Ste 137	Boca Raton	FL	33486
Chico’s	27	992 Farmington Avenue	FarmingtonAv/WHart CT0027	992 Farmington Ave	West Hartford	CT	06107
Chico’s	28	Wheaton Town Square	Wheaton Town Sq IL0028	241 Town Square	Wheaton	IL	60187
Chico’s	29	130 Thames Street	Thames St/Newport RI0029	130 Thames Street	Newport	RI	02840
Chico’s	30	Harbour Bay Plaza	Harbour Bay/Stuart FL0030	3730 SE Ocean Blvd	Stuart	FL	34996
Chico’s	33	Burlington Town Center	Burlington TownCtr VT0033	49 Church St, Ste 1052	Burlington	VT	05401
Chico’s	35	Cascades at Isleworth	Cscd@lslwth/Orlndo FL0035	4848 S Apopka Vineland Rd, Ste 210	Orlando	FL	32819
Chico’s	37	The Gardens Mall	Palm Beach Gardens FL0037	3101 PGA Blvd, Ste A-123	Palm Beach Gardens	FL	33410
Chico’s	38	Pacific Place	PacficPlce/Seattle WA0038	600 Pine St, Ste 304	Seattle	WA	98101
Chico’s	39	Water Tower Place	WaterTower/Chicago IL0039	835 N Michigan Ave, Ste 301	Chicago	IL	60611
Chico’s	42	The Shops at Somerset Square	Somerset/Glastnbry CT0042	140 Glastonbury Blvd, Ste 158	Glastonbury	CT	06033
Chico’s	44	Galleria of Mt. Lebanon	Galleria/Pittsburg PA0044	1500 Washington Rd, Ste 1503/1506	Pittsburgh	PA	15228
Chico’s	46	South Park Mall	Southpark/Charltte NC0046	4400 Sharon Rd, Rm N07	Charlotte	NC	28211
Chico’s	49	Riverwalk Marketplace	Riverwalk/New Orl LA0049	1 Poydras St, Spc 56	New Orleans	LA	70130
Chico’s	51	Vacaville Premium Outlets	FactrySts/Vacville CA0051	131 Nut Tree Rd, Bldg 6 Spc 61	Vacaville	CA	95687
Chico’s	52	Burlington Mall	Burlington Mall MA0052	75 Middlesex Turnpike	Burlington	MA	01803
Chico’s	55	Bellevue Square	Bellevue Square WA0055	2016 Bellevue Sq	Bellevue	WA	98004
Chico’s	57	The Mall at Chestnut Hill	Mall@Chestnut Hill MA0057	199 Boylston St	Chestnut Hill	MA	02467
Chico’s	58	Grand Boulevard at San Destin	Grand Blvd/Destin FL0058	495 Grand Blvd, Ste 105	San Destin	FL	32550
Chico’s	60	The Shops at Saddle Creek	SaddleCr/Germntown TN0060	7615 W Farmington Blvd, Sp. 3	Germantown	TN	38138
Chico’s	61	One Pacific Place	PacificPlace/Omaha NE0061	10371 Pacific St	Omaha	NE	68114
Chico’s	62	The Arboretum	Arboretum/Austin TX0062	10000 Research Blvd, Ste 111A	Austin	TX	78759
Chico’s	64	River Oaks Center	River Oaks/Houston TX0064	2008 W Gray St	Houston	TX	77019
Chico’s	65	The Pavilion on Lovers Lane	Lovers Lane/Dallas TX0065	5600 W Lovers Ln, Ste 147	Dallas	TX	75209
Chico’s	66	The Borgata	Borgata/Scottsdale AZ0066	6166 N Scottsdale Rd, Ste 402	Scottsdale	AZ	85253
Chico’s	67	The Shops on El Paseo	EIPaseo/PalmDesert CA0067	73100 El Paseo Dr, Ste 4	Palm Desert	CA	92260
Chico’s	69	Prime Outlets at Pleasant Prairie	Pleasant Prairie O WI0069	11211 120th Ave, Ste 30	Pleasant Prairie	WI	53158
Chico’s	70	The Village on Venetian Bay	VenetianVlg/Naples FL0070	4320 Gulfshore Blvd N, #214,Bldg4320	Naples	FL	34103
Chico’s	71	Duval Street	Duval St/Key West FL0071	400B Duval St	Key West	FL	33040
Chico’s	72	The Galleria at Fort Lauderdale	Gallria/FtLaudrdle FL0072	2382 E Sunrise Blvd, Spc 2017	Fort Lauderdale	FL	33304
Chico’s	73	The Shops at Bell Tower	BellTower/Ft Myers FL0073	13499 US 41 SE, Spc 175-177	Fort Myers	FL	33907
Chico’s	74	The Boardwalk Shopping Center	Boardwlk/WBloomfld MI0074	6885 Orchard Lake Rd	West Bloomfield	MI	48322
Chico’s	75	The Shops on Lane Avenue	LaneAve/UArlington OH0075	1655 W Lane Ave	Upper Arlington	OH	43221
Chico’s	76	Aventura Mall	Aventura M/Miami FL0076	19501 Biscayne Blvd, Ste 17	Miami	FL	33180
Chico’s	77	Cherry Creek North	CherryCreek/Denver CO0077	2829 E 3rd Ave	Denver	CO	80206
Chico’s	78	1401 Mount Diablo Boulevard	MtDiablo/Walnut Cr CA0078	1401 Mount Diablo Blvd	Walnut Creek	CA	94596
Chico’s	79	Del Mar Plaza	Del Mar Plaza CA0079	1555 Camino Del Mar, Unit 314	Del Mar	CA	92014
Chico’s	80	John Ringling Boulevard	StArmands/Sarasota FL0080	443-445 John Ringling Blvd	Sarasota	FL	34236
Chico’s	81	Mizner Park	MiznerPrk/BcaRaton FL0081	336 N Plaza Real	Boca Raton	FL	33432
Chico’s	84	1314-1316 Montana Avenue	MontanaAv/Snt Mnca CA0084	1314-1316 Montana Ave, Spc 106, 107 &108	Santa Monica	CA	90403
Chico’s	85	Pearl Street Mall	Pearl St M/Boulder CO0085	1215 Pearl St	Boulder	CO	80302
Chico’s	86	Encino Place	Encino Place CA0086	16101 Ventura Blvd, Unit 140	Encino	CA	91436
Chico’s	87	Waterside Shops at Pelican Bay	Waterside/Naples FL0087	5435 Tamiaml Trail N, Ste 404	Naples	FL	34108
Chico’s	88	Beachwood Place	Beachwood Place OH0088	26300 Cedar Rd, Ste 185	Beachwood	OH	44122
Chico’s	91	Stonestown Galleria	Stonestwn/SnFrnsco CA0091	3251 20th Ave, Ste 172	San Francisco	CA	94132
Chico’s	93	Girard Ave	Girard Ave/LaJolla CA0093	7855 Girard Ave	La Jolla	CA	92037
Chico’s	96	Westfield MainPlace	Mainplace/SantaAna CA0096	2800 N Main St, Ste 196A	Santa Ana	CA	92705
Chico’s	97	Country Club Plaza	CoClPlz/KansasCity MO0097	602 W 48th St	Kansas City	MO	64112
Chico’s	98	Phipps Plaza	Phipps Plz/Atlanta GA0098	3500 Peachtree Rd NE, Ste A22	Atlanta	GA	30326
Chico’s	99	Paseo Nuevo	PaseoNuevo/SBarbra CA0099	703 Paseo Nuevo	Santa Barbara	CA	93101
Chico’s	101	The Fashion Show	FashnShwM/LasVegas NV0101	3200 Las Vegas Blvd S, Ste 1180	Las Vegas	NV	89109
Chico’s	102	Westfield San Francisco Centre	San Francisco SC CA0102	845 Market St, Ste 337	San Francisco	CA	94103
Chico’s	103	The Shops at Georgetown Park	MStreet/Georgetown DC0103	3103 M Street NW	Washington	DC	20007
Chico’s	104	Westfield UTC	Univ TC/San Diego CA0104	4545 La Jolla Village Dr, Ste C-5	San Diego	CA	92122
Chico’s	105	Stony Brook Village Center	StonyBrook Village NY0105	139 Main St	Stony Brook	NY	11790
Chico’s	106	Palmer Square	PalmerSq/Princeton NJ0106	45 Hulfish St	Princeton	NJ	08542
Chico’s	107	Garden City Shopping Center	GardenCity/Cranstn RI0107	64 Hillside Rd	Cranston	RI	02920
Chico’s	108	The Mall in Columbia	Mall in Columbia MD0108	10300 Little Patuxent Pkwy	Columbia	MD	21044
Chico’s	109	Kenwood Towne Center	KenwoodTC/Cncinnti OH0109	7875 Montgomery Rd, Sp. U-315	Cincinnati	OH	45236
Chico’s	110	Paramus Park	Paramus Park NJ0110	1073-B Paramus Park Mall	Paramus	NJ	07652
Chico’s	111	Northbrook Court	Northbrook Court IL0111	2184 Northbrook Ct	Northbrook	IL	60062
Chico’s	112	Barracks Road Shopping Center	BrracksRd/Chrlttsv VA0112	1123 Emmet St, Spc 23	Charlottesville	VA	22903
Chico’s	113	The Shops at Riverside	RiversideM/Hcknsck NJ0113	91 Riverside Sq	Hackensack	NJ	07601
Chico’s	114	Prudential Tower	PrudentlCtr/Boston MA0114	800 Boylston St, Unit 125	Boston	MA	02199
Chico’s	115	The Grove at Shrewsbury	Grove/Shrewsbury NJ0115	577 Route 35, Unit N16	Shrewsbury	NJ	07702
Chico’s	117	Baybrook Mall	Baybrook M/Houston TX0117	500 Baybrook Mall, Ste 1110	Friendswood	TX	77546
Chico’s	118	Tanger Outlet Center	RivieraOutlt/FoleyAL0118	2601 S McKenzie St, Ste 468	Foley	AL	36535
Chico’s	119	Westfield Old Orchard	Old Orchard/Skokie IL0119	26 Old Orchard Center	Skokie	IL	60077
Chico’s	120	Saint Louis Galleria	St. Louis Galleria MO0120	1417 Saint Louis Galleria	Saint Louis	MO	63117

Schedule 5.1 (x)-1	Chico’s	Page 2

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP
—
Chico’s	123	West Town Mall	WstTownM/Knoxville TN0123	7600 Kingston Pike, Ste 1538A	Knoxville	TN	37919
Chico’s	124	Crabtree Corner	CrbtreeCrnr/Jckson WY0124	86 East Broadway	Jackson	WY	83001
Chico’s	125	Natick Collection	Natick Mall MA0125	1245 Worcester St, Ste 1140	Natick	MA	01760
Chico’s	126	Stuyvesant Plaza	StyvesntPlz/Albany NY0126	1475 Western Ave, Ste 18C	Albany	NY	12203
Chico’s	128	Woodfield Mall	WoodfieldM/Schambg IL0128	L-326 Woodfield Shopping Center	Schaumburg	IL	60173
Chico’s	129	The Westchester	Wstchstr/WhitePlns NY0129	125 Westchester Ave, Ste 3250	White Plains	NY	10601
Chico’s	130	Westfield Brandon	Brandon Town Centr FL0130	415 Brandon Town Center	Brandon	FL	33511
Chico’s	131	Mall St. Matthews	MStMthws/Louisvlle KY0131	5000 Shelbyville Rd, Ste 1100	Louisville	KY	40207
Chico’s	132	The Shops at Charleston Place	Shops @ Charleston SC0132	203 Meeting St, B-114	Charleston	SC	29401
Chico’s	133	The Mall at Short Hills	Mall@Short Hills NJ0133	1200 Morris Tpk, Ste B-125	Short Hills	NJ	07078
Chico’s	134	30 Market Space	MrktSpce/Annapolis MD0134	30 Market Space	Annapolis	MD	21401
Chico’s	135	Town Center Plaza	TownCtrPlz/Leawood KS0135	5032 W 119th St	Leawood	KS	66209
Chico’s	136	Village Arcade Shopping Center	VllgeArcade/Houstn TX0136	2531 Amherst St	Houston	TX	77005
Chico’s	137	Suburban Square	SuburbanSq/Ardmore PA0137	6 Coulter Ave	Ardmore	PA	19003
Chico’s	138	The Falls Shopping Center	Miami Falls SC FL0138	8888 SW 136th St, Ste 275	Miami	FL	33176
Chico’s	139	Worthington Square Mall	Worthington Mall OH0139	#122 Worthington Mall	Worthington	OH	43085
Chico’s	140	Somerset Collection North	Somerset Coll/Troy MI0140	2800 W Blg Beaver Rd, Ste M-136	Troy	MI	48084
Chico’s	141	Reston Town Center	Reston Town Center VA0141	11910 Market St	Reston	VA	20190
Chico’s	145	The Court at King of Prussia	Crt@KingofPrussia PA0145	690 W Dekalb Pike, Ste 1030	King of Prussia	PA	19406
Chico’s	146	The Shoppes at Farmington Valley	Sh@FrmgtnVl/Canton CT0146	110 Albany Turnpike, Ste 617	Canton	CT	06019
Chico’s	147	Crabtree Valley Mall	CrbtreeVly/Raleigh NC0147	4325 Glenwood Ave, 212 C & D	Raleigh	NC	27612
Chico’s	148	The Colonnade on 5th	Colonade5th/Naples FL0148	600 Fifth Ave, Ste 100	Naples	FL	34102
Chico’s	149	Forest Avenue	ForestAv/LagunaBch CA0149	210 Forest Ave, Ste B	Laguna Beach	CA	92651
Chico’s	150	The Mall at Shelter Cove	SheltrCove/Hltn Hd SC0150	24 Shelter Cove Lane, Unit D-11	Hilton Head Island	SC	29928
Chico’s	151	Alamo Quarry Market	AlamoQ/SanAntonio TX0151	255 E Basse Rd, Ste 814	San Antonio	TX	78209
Chico’s	152	Pointe Orlando	The Points/Orlando FL0152	9101 International Dr, Ste 1172	Orlando	FL	32819
Chico’s	153	112 W Colorado Blvd	ColordoBlv/Pasdena CA0153	112 W Colorado Blvd	Pasadena	CA	91105
Chico’s	154	The Summit Birmingham	Summit/Birmingham AL0154	139 Summit Blvd	Birmingham	AL	35243
Chico’s	156	Lincoln Road Shopping Center	Lincoln Rd/Miami FL0156	714 Lincoln Rd	Miami Beach	FL	33139
Chico’s	158	Westfield Southgate	SthgatePlz/Sarsota FL0158	3501 S Tamiami Tr, Store 1026	Sarasota	FL	34239
Chico’s	161	Uptown Shopping Center	Uptown SC/Portland OR0161	2405 W Burnside St	Portland	OR	97210
Chico’s	162	Redmond Town Center	Redmond Town Ctr WA0162	16532 NE 74th St	Redmond	WA	98052
Chico’s	163	Woodbury Common	Woodbury Common NY0163	8285 Jericho Turnpike, Ste 11	Woodbury	NY	11797
Chico’s	164	The Gateway	Gateway/SaltLkCty UT0164	11 N Rio Grande St	Salt Lake City	UT	84101
Chico’s	165	8 Jobs Lane	JobsLn/Southampton NY0165	8 Jobs Lane	Southampton	NY	11968
Chico’s	166	Potomac Village Shopping Center	Potomac Village SC MD0166	10121 River Rd	Potomac	MD	20854
Chico’s	167	76 Elm Street	Elm St/Westfield NJ0167	76 Elm St	Westfield	NJ	07090
Chico’s	168	Perimeter Mall	PerimeterM/Atlanta GA0168	4400 Ashford Dunwoody Rd NE, Ste 3030	Atlanta	GA	30346
Chico’s	169	28 West Main Street	Main Street/Mystic CT0169	28 W Main St	Mystic	CT	06355
Chico’s	170	University Mall	UniversityMll/Orem UT0170	559 E University Pkwy	Orem	UT	84097
Chico’s	171	Huebner Oaks Center	HuebnerOaks/SanAnt TX0171	11745 W Interstate Hwy 10, Ste 523	San Antonio	TX	78230
Chico’s	172	The Shops at Sunset Place	Sunset Place/Miami FL0172	5701 Sunset Dr, Unit 223	Miami	FL	33143
Chico’s	173	The Pavilions	Pavilions/Scrmento CA0173	514 Pavilions Ln	Sacramento	CA	95825
Chico’s	174	Market Fair	MarketFair/Princtn NJ0174	3535 US Route 1, Spc 304	Princeton	NJ	08540
Chico’s	176	Stoneridge Shopping Center	Stonerdge/Pleasntn CA0176	2631 Stoneridge Mall Rd	Pleasanton	CA	94588
Chico’s	177	404 Main Street	Main St/Ridgefield CT0177	404 Main St	Ridgefield	CT	06877
Chico’s	178	Westfield Valencia Town Center	Valencia Town Ctr CA0178	24250 Town Center Dr, Unit 170	Valencia	CA	91355
Chico’s	179	Sonoma Court Shops	Sonoma Court Shops CA0179	29 E Napa St	Sonoma	CA	95476
Chico’s	180	Fig Garden Village	FigGardnVlg/Fresno CA0180	768 W Shaw Ave, Ste 109	Fresno	CA	93704
Chico’s	181	Champions Forest Plaza	ChampnsFrst/Houstn TX0181	5448 FM 1960 West	Houston	TX	77069
Chico’s	182	The Promenade at Bonita Bay	Prmnade/Bonita Spg FL0182	26811 S Bay Dr, Unit C-3	Bonita Springs	FL	34134
Chico’s	183	802 King Street	King St/Alexandria VA0183	800 King Street	Alexandria	VA	22314
Chico’s	184	Southlake Town Square	Southlake Town Sq TX0184	300 Grand Ave E	Southlake	TX	76092
Chico’s	185	MacArthur Center	McArthurCtr/Norflk VA0185	300 Monticello Ave, Ste 216	Norfolk	VA	23510
Chico’s	186	Easton Town Center	EastonTC/Columbus OH0186	4085 The Strand W, Ste 414	Columbus	OH	43219
Chico’s	187	Westfield Citrus Park	Citrus Pk TC/Tampa FL0187	8048 Citrus Park TC	Tampa	FL	33625
Chico’s	189	Clybourn Galleria	Clybrn Gall/Chicago IL0189	1851 N Clybourn Ave	Chicago	IL	60614
Chico’s	190	131 W Jefferson Ave, #111	Jffrsn Av/Naprvlle lL0190	131 West Jefferson Avenue, #111	Naperville	IL	60540
Chico’s	191	Old Town Center	OldTwnCtr/LosGatos CA0191	50 University Ave, Ste D200	Los Gatos	CA	95030
Chico’s	192	198 Westwood Avenue	Westwood Avenue NJ0192	198 Westwood Ave	Westwood	NJ	07675
Chico’s	193	The Avenue East Cobb	East Cobb/Marietta GA0193	4475 Roswell Rd, Ste 1500	Marietta	GA	30062
Chico’s	194	The Village Shopping Center	VllgeSC/Mandeville LA0194	2881 Hwy 190, Ste D1	Mandeville	LA	70471
Chico’s	195	Bayshore Town Center	BayshorTC/Glendale WI0195	5735 N Centerpark Way	Glendale	WI	53217
Chico’s	196	Birch Street Promenade	Birch St Prom/Brea CA0196	110 W Birch St, Unit B-6	Brea	CA	92821
Chico’s	197	The Palladium at City Place	City Plc/WPalm Bch FL0197	701 S Rosemary Ave, Ste 131	West Palm Beach	FL	33401
Chico’s	198	Marlton Square	Marlton Square NJ0198	300 State Route 73, Unit 9	Marlton	NJ	08053
Chico’s	199	Shops at Highland Park	HighlandPrk/Dallas TX0199	4250 Oak Lawn	Dallas	TX	75219
Chico’s	200	Highland Village	HghlndVlge/Houston TX0200	4042 & 4048 Westheimer	Houston	TX	77027
Chico’s	201	Shops at Mission Viejo	Shops@MissionViejo CA0201	127 The Shops at Mission Viejo	Mission Viejo	CA	92691
Chico’s	202	Barefoot Landing	BareftLndg/NMyrtle SC0202	4812 Hwy 17 S	North Myrtle Beach	SC	29582
Chico’s	203	Town & Country Village	T&CVillage/Houston TX0203	12850 Memorial Dr, Unit 426	Houston	TX	77024
Chico’s	204	Preston Park Village	PrestnPkVlge/Plano TX0204	1900 Preston Rd, Ste 160	Plano	TX	75093
Chico’s	205	University Park Village	UnivPrkVlg/FtWorth TX0205	1604 S University Dr, Ste 510	Fort Worth	TX	76107
Chico’s	206	Corona Del Mar Plaza	CrnaDelMar/NwptBch CA0206	956 Avocado Ave	Newport Beach	CA	92660
Chico’s	207	River Park Square	RiverPrkSq/Spokane WA0207	808 W Main Ave, Sp 101	Spokane	WA	99201
Chico’s	208	La Fiesta Square	LaFiestaSq/Lafytte CA0208	3537 Mt. Diablo Blvd	Lafayette	CA	94549
Chico’s	209	Mount Pleasant Towne Centre	Mt Pleasant T Ctr SC0209	1732 Towne Centre Way	Mount Pleasant	SC	29464
Chico’s	210	142 West Maple Avenue	MapleAv/Birmingham MI0210	142 W Maple Ave	Birmingham	MI	48009
Chico’s	211	Casa Paloma	CasaPaloma/Chandlr AZ0211	7131 W Ray Rd, Ste 34	Chandler	AZ	85226
Chico’s	212	2006 East 21st Street	East 21st St/Tulsa OK0212	2006 East 21st Street	Tulsa	OK	74114

Schedule 5.1 (x)-1	Chico’s	Page 3

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP

Chico’s	213	Tyson’s Galleria	Tysons Gall/McLean VA0213	1717 M International Dr	McLean	VA	22102
Chico’s	214	Peachtree Battle Promenade	PchtreBttle/Atlnta GA0214	2385 Peachtree Rd, Ste A1CD	Atlanta	GA	30305
Chico’s	215	McLean Center	McLean Center VA0215	6823 Redmond Dr, Unit B-5	McLean	VA	22101
Chico’s	216	The Avenue of the Peninsula	PalosVerdes/RllngH CA0216	550 Deep Valley Dr, 177	Rolling Hills Estates	CA	90274
Chico’s	217	833 East Las Olas Boulevard	LasOlasBI/Ft Laud FL0217	833 East Las Olas Blvd	Fort Lauderdale	FL	33301
Chico’s	218	Plaza Mercado	PlzMrcdo/PalmSprgs CA0218	155 S Palm Canyon Dr, Unit B-4	Palm Springs	CA	92262
Chico’s	219	Florida Mall	Florida M/Orlando FL0219	8001 S Orange Blossom Trl, Rm 1264	Orlando	FL	32809
Chico’s	220	RiverTown Crossings	RvrtwnCr/Grandvlle MI0220	3700 River Town Pkwy, Ste 1148	Grandville	MI	49418
Chico’s	221	Three Avenues	3 Avenues/Vero Bch FL0221	2055-2059 Indian River Blvd, Ste 102,104	Vero Beach	FL	32960
Chico’s	222	StoneCrest at Piper Glen	PiperGlenSC/Chrlte NC0222	7808 Rea Rd, Ste B	Charlotte	NC	28277
Chico’s	223	Kingsgate Center	KingsgateCtr/Lbbck TX0223	8201 Quaker Ave, Unit 122	Lubbock	TX	79424
Chico’s	224	Pacific View	PacificView/Ventura CA0224	3301-1343 East Main Street	Ventura	CA	93003
Chico’s	225	Kierland Commons	KierlandC/Scttsdle AZ0225	15211 N Kierland Blvd, Ste 100	Scottsdale	AZ	85254
Chico’s	226	The Shops at Friendly Center	FrndlyCtr/Grnsboro NC0226	3326 W Friendly Ave, Ste 106	Greensboro	NC	27410
Chico’s	228	Renaissance Place	RnaissnceP/Highlnd IL0228	1849 Green Bay Rd, Ste 120	Highland Park	IL	60035
Chico’s	229	Brook 35 Plaza	Brk35 Plz/Sea Girt NJ0229	2150 Hwy 35, Sp.E-19	Sea Girt	NJ	08750
Chico’s	230	14 North Main Street	MainSt/Chagrn Flls OH0230	14 North Main St	Chagrin Falls	OH	44022
Chico’s	231	Countryside Mall	CntrysdeM/Clearwtr FL0231	27001 US Hwy 19 N, Ste 2054	Clearwater	FL	33761
Chico’s	232	524 N Lamar Blvd, Ste 101	Lamar@6th/Austin TX0232	524 N Lamar Blvd, Ste 101	Austin	TX	78703
Chico’s	234	Central Park Place	CentrlPrkPl/Okemos MI0234	5100 Marsh Rd, Ste E-2	Okemos	MI	48864
Chico’s	235	Miracle Mile Shops @ Planet Hollyw	MrclMlPlntHllywd/LasVegas NV0	3663 Las Vegas Blvd S, Ste B009	Las Vegas	NV	89109
Chico’s	236	Lincoln Square	LincolnSq/Arlngtn TX0236	586 Lincoln Sq	Arlington	TX	76011
Chico’s	237	The Avenues Mall	AvenuesM/Jacksnvle FL0237	10300 Southside Blvd, Rm 1470	Jacksonville	FL	32256
Chico’s	238	Spring Creek Plaza	SpringCrPlz/Edmond OK0238	1 460 S Bryant Ave	Edmond	OK	73034
Chico’s	239	Acadiana Mall	AcadianaM/Lafyette LA0239	5725 Johnston St, Sp F-223	Lafayette	LA	70503
Chico’s	240	Sawgrass Village	SawgrasVlg/PnteVdr FL0240	1550 Sawgrass Village Dr, Unit C-6	Ponte Vedra Beach	FL	32082
Chico’s	241	5534 Walnut Street	WalnutSt/Pittsburg PA0241	5534 Walnut St	Pittsburgh	PA	15232
Chico’s	242	Rookwood Commons	RookwoodC/Norwood OH0242	2679 Edmondson Rd	Norwood	OH	45209
Chico’s	243	Riverchase Galleria	RivrchsGall/Hoover AL0243	2000 Riverchase Galleria. Sp 103	Hoover	AL	35244
Chico’s	244	North Park Mall	NorthParkM/Ridglnd MS0244	1200 E County Line Rd, Ste 111	Ridgeland	MS	39157
Chico’s	245	The Village at Corte Madera	Villge@CorteMadera CA0245	1506 Redwood Hwy	Corte Madera	CA	94925
Chico’s	246	78 Middle Neck Road	MiddlNkRd/GreatNeck NY0246	78 Middle Neck Rd	Great Neck	NY	11021
Chico’s	247	North East Mall	NorthEast M/Hurst TX0247	1101 Melbourne Rd, Ste 3078	Hurst	TX	76053
Chico’s	248	WestShore Plaza	WestshorePlz/Tampa FL0248	280 WestShore Plaza	Tampa	FL	33609
Chico’s	249	181 East Ridgewood Avenue	Ridgewood Avenue NJ0249	181 East Ridgewood Ave	Ridgewood	NJ	07450
Chico’s	250	Festival at Woodholme Shopping Ce	Festv@Woodh/Baltmr MD0250	1809 Reisterstown Rd, Ste 108	Baltimore	MD	21208
Chico’s	251	Prairie Village Shops	PrairieVillageShps KS0251	3944-3950 W 69th Ter	Prairie Village	KS	66208
Chico’s	253	Maine Mall	MaineM/So Portland ME0253	364 Maine Mall Rd	South Portland	ME	04106
Chico’s	254	Village Shoppes	VillgShppes/Canton MA0254	95 Washington St	Canton	MA	02021
Chico’s	255	The Village at Cambridge Crossing	CambrdgXng/MtLaurl NJ0255	4190 Dearborn Cir, Unit 114	Mount Laurel	NJ	08054
Chico’s	256	St Johns Town Center	StJohnsTC/Jacksnvl FL0256	4791 River City Dr, Ste 137	Jacksonville	FL	32246
Chico’s	257	Deer Park Town Center	Deer Park Town Ctr IL0257	20530 N Rand Rd, Ste 332	Deer Park	IL	60010
Chico’s	258	Town Center at Boca Raton	TownCtr@Boca Raton FL0258	6000 Glades Rd, Ste C1340	Boca Raton	FL	33431
Chico’s	259	The Shoppes at Brinton Lake	BrintonLk/Cncrdvle PA0259	935 Baltimore Pike	Glen Mills	PA	19342
Chico’s	260	39 South Moger Avenue	Moger Ave/Mt Kisco NY0260	39 South Moger Ave	Mount Kisco	NY	10549
Chico’s	261	Commons at Calabasas	Commons@Calabasas CA0261	4719 Commons Way	Calabasas	CA	91302
Chico’s	262	Foothill Village	FthillVlg/SaltLake UT0262	1340 Foothill Dr, Unit N1	Salt Lake City	UT	84108
Chico’s	263	Lansdowne Shops	LansdowneSh/Lxngtn KY0263	3371 Tates Creek Pike, Unit 6-A	Lexington	KY	40502
Chico’s	264	Pittsford Square	PittsfordSq/Rchstr NY0264	3240 Monroe Ave, Ste 200	Rochester	NY	14618
Chico’s	265	South Coast Plaza	SoCstPlz/CostaMesa CA0265	3333 Bear St, Sp 201	Costa Mesa	CA	92626
Chico’s	266	396 University Avenue	Univ Ave/Palo Alto CA0266	396 University Ave	Palo Alto	CA	94301
Chico’s	267	6780 East Genesee Street	GeneseeSt/Syracuse NY0267	6780 East Genesee St	Fayetteville	NY	13066
Chico’s	268	Pioneer Place	PioneerPl/Portland OR0268	700 SW Fifth Ave, Unit 1220	Portland	OR	97204
Chico’s	269	Thoroughbred Village Shopping Cen	ThbredVllge/Frnkln TN0269	535 Cool Springs Blvd, Ste 115	Franklin	TN	37067
Chico’s	270	BayWalk Shopping Center	Baywlk/StPetersbrg FL0270	103 Second Ave N, Sp 132	Saint Petersburg	FL	33701
Chico’s	272	Cameron Village Shopping Center	Camron Vlg/Raleigh NC0272	440 Daniels Str, Ste 1-04	Raleigh	NC	27605
Chico’s	273	Prime Oùtlets at Ellenton	PrimeOutl@Ellenton FL0273	5303 Factory Shops Blvd, Ste 500	Ellenton	FL	34222
Chico’s	275	Pentagon Row	PentagnRow/Arlngtn DC0275	1101 S Joyce St, Ste B-14	Arlington	VA	22202
Chico’s	276	31 South Main Street	Main St/Doylestown PA0276	31 S Main St	Doylestown	PA	18901
Chico’s	277	Longmeadow Shops	Longmeadow Shops MA0277	690 Bliss Road, Unit 1	Longmeadow	MA	01106
Chico’s	278	5151 Main Street, Unit 3	MainSt/Wlliamsvlle NY0278	5151 Main Street, Unit 3	Williamsville	NY	14221
Chico’s	279	The Avenue Peachtree City	Ave Peachtree City GA0279	248 City Cir	Peachtree City	GA	30269
Chico’s	280	16910 Kercheval Street	KerchvlSt/GrossePt MI0280	16910 Kercheval St	Grosse Pointe	MI	48230
Chico’s	281	Fairfield Center	Fairfield Center CT0281	1499 Post Rd	Fairfield	CT	06430
Chico’s	282	Shops at Old Mill	OldMillDistrt/Bend OR0282	325 SW Powerhouse Dr, Ste 120	Bend	OR	97702
Chico’s	283	Brookhaven Village	BrookhavenV/Norman OK0283	3720 W Robinson, Ste 126	Norman	OK	73072
Chico’s	284	Chenal Creek Shopping Center	ChenalCr/Lttle Rck AR0284	12800 Chenal Pkwy, Unit 1	Little Rock	AR	72211
Chico’s	285	Mayfair Mall	MayfairM/Wauwatosa WI0285	2500 N Mayfair Rd, Ste 212A	Wauwatosa	WI	53226
Chico’s	286	The Shops at Sumner Place	ShpsSumner/Bethsda MD0286	4611 Sangamore Rd, #P	Bethesda	MD	20816
Chico’s	287	Cumberland Mall	CumberlandM/Atlanta GA0287	1634 Cumberland Mall SE	Atlanta	GA	30339
Chico’s	288	River Road II	River Rd/Richmond VA0288	5027 Huguenot Rd	Richmond	VA	23226
Chico’s	289	1056 N Highland Ave	HighlndAve/Atlanta GA0289	1056 N Highland Ave	Atlanta	GA	30306
Chico’s	290	Montgomery Village Shopping Cente	MntgmryV/SantaRosa CA0290	713 Village Ct	Santa Rosa	CA	95405
Chico’s	291	Bay Street	Bay St/Emeryville CA0291	5663 Bay St	Emeryville	CA	94608
Chico’s	292	Stonebriar Centre	StnbriarCtr/Frisco TX0292	2601 Preston Rd, Ste 1082	Frisco	TX	75034
Chico’s	293	56-58 Central Street	CentralSt/Wellesly MA0293	56-58 Central St	Wellesley	MA	02482
Chico’s	294	Grapevine Mills	Grapevine Mills TX0294	3000 Grapevine Mills Pkwy, Sp 202	Grapevine	TX	76051
Chico’s	295	Preston Royal Shopping Center	PrestnRoyal/Dallas TX0295	5959 Royal Ln, Ste 537	Dallas	TX	75230
Chico’s	296	Belmont Square	BelmontSq/Long Bch CA0296	4725 E Second St, Ste E	Long Beach	CA	90803
Chico’s	297	Tice’s Corner Marketplace	TicesCnr/WdcliffLk NJ0297	437 Chestnut Ridge Rd	Woodcliff Lake	NJ	07677

Schedule 5.1 (x)-1	Chico’s	Page 4

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP

Chico’s	298	The Forum on Peachtree Parkway	ForumPchtr/Norcrss GA0298	5151 Peachtree Pkwy, Ste 720	Norcross	GA	30092
Chico’s	299	Jefferson Pointe Shopping Center	JeffrsonPt/FtWayne IN0299	4120 W Jefferson Blvd, Ste H-1	Fort Wayne	IN	46804
Chico’s	300	Mall of Louisiana	M ofLa/Baton Rouge LA0300	6401 Bluebonnet Blvd, 202	Baton Rouge	LA	70836
Chico’s	301	Birkdale Village	BirkdleV/Hntersvle NC0301	16846 Birkdale Commons Pkwy, Ste B	Huntersville	NC	28078
Chico’s	302	The Woodlands Mall	Woodlands Mall TX0302	1201 Lake Woodlands Dr, Ste 1044	The Woodlands	TX	77380
Chico’s	303	Lake View Village	LakeVw/Lake Oswego OR0303	385 First St, Ste 119	Lake Oswego	OR	97034
Chico’s	304	Lakeside Shopping Center	LakesdeSC/Metairie LA0304	3301 Veterans Memorial Blvd, Sp 107	Metaierie	LA	70002
Chico’s	305	Laurel Village	LaurelV/Sn Frncsco CA0305	3505 California St	San Francisco	CA	94118
Chico’s	306	Woodway Village	WoodwyVlg/Houston TX0306	6530 Woodway Dr	Houston	TX	77057
Chico’s	307	Barton Creek Square	BartonCrkSq/Austin TX0307	2901 S Capitol of Texas Hwy, Ste B06	Austin	TX	78746
Chico’s	308	University Village	UnivVillge/Seattle WA0308	2643 Village Ln	Seattle	WA	98105
Chico’s	309	Casas Adobes	CasasAdobes/Tucson AZ0309	7003 N Oracle Rd, Sp C	Tucson	AZ	85704
Chico’s	310	Talbots Citadel Drive Center	CitadalDrCtr/Mdlnd TX0310	2300 W Loop 250 N, Ste 110	Midland	TX	79705
Chico’s	312	Laurel Park Place	LaurelPkPl/Livonia MI0312	37638 West 6 Mile Rd	Livonia	MI	48152
Chico’s	313	Mashpee Commons	Mashpee Commons MA0313	8 Market St	Mashpee	MA	02649
Chico’s	314	Mohegan Sun Casino	MohegnSun/Uncasvle CT0314	1 Mohegan Sun Blvd, Ste 108	Uncasville	CT	06382
Chico’s	315	The Summit Scottsdale	Summit/Scottsdale AZ0315	32421 N Scottsdale Rd, Ste A	Scottsdale	AZ	85262
Chico’s	316	Marco Walk	MarcoWalk/Marco Is FL0316	599 S Collier Blvd, Ste 311	Marco Island	FL	34145
Chico’s	317	Del Monte Center	DelMonteCtr/Montry CA0317	460 Del Monte Center, Bldgs 4-39 & 4-40	Monterey	CA	93940
Chico’s	318	The Mall at Wellington Green	Mall@Wellingtn Grn FL0318	10300 W Forest Hill Blvd, #258	Wellington	FL	33414
Chico’s	319	Chandler Fashion Center	ChandlerFashionCtr AZ0319	3111 W Chandler Blvd, Ste 1180	Chandler	AZ	85226
Chico’s	320	Potomac Mills	PotomcMills/Wdbrdg VA0320	2700 Potomac Mills Cir, Ste 960	Woodbridge	VA	22192
Chico’s	321	Gresham Station	Gresham Station OR0321	605 NW 12th St	Gresham	OR	97030
Chico’s	322	61 Main Street	Main St/Westport CT0322	61 Main St	Westport	CT	06880
Chico’s	323	The Market Common	MrktComn/Arlington VA0323	2700 Clarendon Blvd, Ste R-300	Arlington	VA	22201
Chico’s	324	Geneva Commons	Geneva Commons IL0324	326 Commons Dr	Geneva	IL	60134
Chico’s	325	Aspen Grove	AspenGrove/Littltn CO0325	7301 S Santa Fe Dr, Ste 526	Littleton	CO	80120
Chico’s	326	Leesburg Corner Premium Outlets	LeesburgCornerOutl VA0326	241 Ft Evans Rd NE, Ste 1101	Leesburg	VA	20176
Chico’s	327	Briarwood Mall	BriarwoodM/AnnArbr MI0327	402 Briarwood Cir	Ann Arbor	MI	48108
Chico’s	328	Woodland Shopping Center	WdlndSC/Grand Rpds MI0328	3155 28th St SE, Ste G108	Grand Rapids	MI	49512
Chico’s	329	Twelve Oaks Mall	12 Oaks Mall/Novi MI0329	27226 Novl Rd, Spc A119	Novi	MI	48377
Chico’s	330	North Georgia Premium Outlets	N GA PrmOut/Dwsnvl GA0330	800 Hwy 400 S, Ste 250	Dawsonville	GA	30534
Chico’s	331	The Promenade at Westlake	Prmde@Wstlk/ThOaks CA0331	4050 E Thousand Oaks Blvd, Ste C	Thousand Oaks	CA	91362
Chico’s	332	Harbour Center	AnnapolisHarborCtr MD0332	2488 Solomons Island Rd, G-7	Annapolis	MD	21401
Chico’s	333	Lamar Park Center	LamarPk/Corpus Chr TX0333	3844 S Alameda St, Sp 18	Corpus Christi	TX	78411
Chico’s	334	Oakbrook Center	Oakbrook Center IL0334	452 Oakbrook Center	Oak Brook	IL	60523
Chico’s	335	SouthPointe Pavilions Shopping Cen	S’point Pav/Lincin NE0335	2940 Pine Lake Rd, Ste L	Lincoln	NE	68516
Chico’s	336	Shops at Amelia Island Plantation	Shops@Amelia Islnd FL0336	93 Amelia Village Cir	Amelia Island	FL	32034
Chico’s	337	Oak Park Mall	OakPrkM/OverlandPk KS0337	11453 W 95th St	Overland Park	KS	66214
Chico’s	338	Harvard Square	Harvard Sq/Brookfld WI0338	18000 W Bluemound Rd, Ste S	Brookfield	WI	53045
Chico’s	340	Plaza Del Mar	PlzDelMar/Manalapn FL0340	266 S Ocean Blvd	Manalapan	FL	33462
Chico’s	341	Penn Square Mall	PennSqM/OklaCity OK0341	1901 NW Expressway, Ste 1034	Oklahoma City	OK	73118
Chico’s	343	Biltmore Fashion Park	Biltmre Fash/Phoenix AZ0343	2502 E Camelback Rd, Ste 183	Phoenix	AZ	85016
Chico’s	344	The Streets at Southpoint	Sts@S’point/Durham NC0344	6910 Fayetteville Rd, Ste 159	Durham	NC	27713
Chico’s	345	The Grove at Farmers Market	Grove@Frm/LosAngls CA0345	189 The Grove Dr, Ste F-90	Los Angeles	CA	90036
Chico’s	346	Fashion Valley	FashVlly/San Diego CA0346	7007 Friars Rd, Ste 300	San Diego	CA	92108
Chico’s	347	Cherry Hill Mall	Cherry Hill Mall NJ0347	2000 Rte 38 W, Ste 1125	Cherry Hill	NJ	08002
Chico’s	348	The Oakwood Centre	Far HillsAv/Dayton OH0348	2500 Far Hills Ave	Dayton	OH	45419
Chico’s	349	Dogwood Festival Market	DogwoodFest/Jacksn MS0349	112 Dogwood Blvd	Flowood	MS	39232
Chico’s	350	Village of Rochester Hills	VlgofRochesterHlls MI0350	328 N Adams Rd	Rochester Hills	MI	48309
Chico’s	351	377 Santana Row	SantanaRow/Sn Jose CA0351	377 Santana Row, Ste 1030	San Jose	CA	95128
Chico’s	352	Park Meadows	PrkMeadows/Littletn CO0352	8505 Park Meadows Center Dr, Ste 123	Littleton	CO	80124
Chico’s	353	8532 Germantown Avenue	GrmntnAv/Philadelp PA0353	8532 Germantown Ave	Philadelphia	PA	19118
Chico’s	354	Arizona Mills	ArizonaMills/Tempe AZ0354	5000 Arizona Mills Cir, Sp 380	Tempe	AZ	85282
Chico’s	355	Gilroy Premium Outlets	Gilroy PremOutlets CA0355	8555 San Ysidro Ave, Ste 60	Gilroy	CA	95020
Chico’s	356	Wrentham Village Premium Outlets	Wrentham VlgPrmOut MA0356	1 Premium Outlets Blvd, 485	Wrentham	MA	02093
Chico’s	357	Powder Mill Square	PwdrMillSq/Grnvlle DE0357	3846 Kennett Pike	Greenville	DE	19807
Chico’s	359	Woodland Hills Mall	WoodlndHills/Tulsa OK0359	7021 S Memorial Dr, Ste 225B	Tulsa	OK	74133
Chico’s	360	Rampart Commons	RampartC/Las Vegas NV0360	1019 S Rampart Blvd	Las Vegas	NV	89145
Chico’s	361	Paoli Shopping Center	Paoli Shopping Ctr PA0361	20 Paoli I Shopping Center	Paoli	PA	19301
Chico’s	362	428 Railroad Avenue	Railrd Av/Danville CA0362	428 Rail road Ave	Danville	CA	94526
Chico’s	363	Tanger Factory Outlet Center	TangerOutlt/Rivrhd NY0363	1947 Old Country Rd, #1010	Riverhead	NY	11901
Chico’s	364	Colorado Mills	ColrdoMills/Lakewd CO0364	14500 W Colfax Ave, Ste 166	Lakewood	CO	80401
Chico’s	365	Southbury Green Shopping Center	Southbury Green SC CT0365	775 Main St S	Southbury	CT	06488
Chico’s	366	River Forest Town Center	River Forest Tn Ctr IL0366	7337 Lake St	River Forest	IL	60305
Chico’s	367	Boonsboro Shopping Center	BnsboroSC/Lynchbrg VA0367	4925 Boonsboro Rd	Lynchburg	VA	24503
Chico’s	368	Seventh Street Shoppes	7thStShps/GrdnCity NY0368	179 Seventh St	Garden City	NY	11530
Chico’s	369	The Heritage Courtyard at Oakway	HeritgeCtyd/Eugene OR0369	40 Oakway Center	Eugene	OR	97401
Chico’s	370	Manhattan Village Shopping Center	MnhttnVlg/ManhnBch CA0370	3200 N Sepulveda Blvd, Ste A-6	Manhattan Beach	CA	90266
Chico’s	371	La Promenade Distinctive Shoppes	LaPromenade/VaBch VA0371	1860 Laskin Rd, 115A & 116	Virginia Beach	VA	23454
Chico’s	372	Waterside Marina	MrinaWtrs/MrinaDR CA0372	4718-A Admiralty Way	Marina del Rey	CA	90292
Chico’s	373	Triangle Town Center	TriangleTC/Raleigh NC0373	5959 Triangle Town Blvd	Raleigh	NC	27616
Chico’s	374	Northshore Mall	NorthShreM/Peabody MA0374	210 Andover St, Spc E188	Peabody	MA	01960
Chico’s	375	Mall at Solomon Pond	M@SolomnPond/Marlb MA0375	601 Donald Lynch Blvd, N111	Marlborough	MA	01752
Chico’s	376	Cape Cod Mall	CapeCod M/Hyannis MA0376	793 lyannough Rd, Spc 145	Hyannis	MA	02601
Chico’s	377	1310 Third Avenue	75th&3rd/Manhattan NY0377	1310 Third Avenue	New York	NY	10021
Chico’s	378	Destin Commons	Destin Commons FL0378	4367 Legendary Dr, D102	Destin	FL	32541
Chico’s	379	Augusta Mall	Augusta Mall GA0379	3450 Wrightboro Rd, Ste A230	Augusta	GA	30909
Chico’s	380	The Village of Cross Keys	VlgCrossKeys/Bltmr MD0380	10 Village Sq	Baltimore	MD	21210
Chico’s	381	Plaza Royale	PlzRoyale/Gainsvle FL0381	3842 Newberry Rd, Ste 1D	Gainesville	FL	32607

Schedule 5.1 (x)-1	Chico’s	Page 5

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP
Chico’s	382	Village of Merrick Park	MerrickPk/CriGbles FL0382	350 San Lorenzo Ave, Ste 2110	Coral Gables	FL	33146
Chico’s	383	Ventura Boulevard	VntraBlv/StudioCty CA0383	12122 Ventura Blvd	Studio City	CA	91604
Chico’s	384	Westfield West County	WCountyCt/DesPeres MO0384	14 West County Center, #1046	Des Peres	MO	63131
Chico’s	385	Bridgewater Commons	Bridgewater Cmns NJ0385	400 Commons Way, Ste 103	Bridgewater	NJ	08807
Chico’s	386	Parkway Place	ParkwyPlc/Huntsvle AL0386	2801 Memorial Pkwy SW, Space 189	Huntsville	AL	35801
Chico’s	387	North Point Village	NrthPtVlg/Alphrtta GA0387	7300 N Point Pkwy, Ste 115	Alpharetta	GA	30022
Chico’s	388	The Trails Shopping Center	TrailsSC/OrmondBch FL0388	258 N Nova Rd	Ormond Beach	FL	32174
Chico’s	389	Lynndale Shoppes	LynndleShps/Grnvle NC0389	511 Red Banks Rd, Ste D	Greenville	NC	27858
Chico’s	390	Congressional Plaza	CngrsslPlz/Rckvlle MD0390	1603 Rockville Pike, Ste 30A	Rockville	MD	20852
Chico’s	391	The Crossing at Smithfield	Crossing@Smithfield RI0391	371 Putnam Pike, Ste 310	Smithfield	RI	02917
Chico’s	392	Sawgrass Mills Mall	SawgrassMls/Sunrise FL0392	12801 W Sunrise Blvd, #1031	Sunrise	FL	33323
Chico’s	393	The Promenade Shops at Saucon	PromSh@Saucon Vally PA0393	2945 Center Valley Pkwy, Ste 309	Center Vally	PA	18034
Chico’s	394	Crossroads Festival Shopping Center	CrossrdsFst/Tucson AZ0394	4811 E Grant Rd, #107	Tucson	AZ	85712
Chico’s	395	104-106 S Washington St	WashgtnSt/Hinsdale IL0395	104-106 S Washington St	Hinsdale	IL	60521
Chico’s	396	Augusta Commons	AugustaCmns/Grnvle SC0396	2222 Augusta St, Ste 2	Greenville	SC	29605
Chico’s	397	Creekside Place	Crkside Pl/Salt Lake UT0397	4862 S Highland Dr	Salt Lake City	UT	84117
Chico’s	398	5418 Wisconsin Avenue	WscnsnAve/ChevyChs MD0398	5418 Wisconsin Ave	Chevy Chase	MD	20815
Chico’s	399	Laurelwood Shopping Center	LaurelwdSC/Memphis TN0399	428 S Grove Park Rd	Memphis	TN	38117
Chico’s	400	La Canada Plaza	La Canada Plaza CA0400	707 Foothill Blvd, Ste 3	La Canada	CA	91011
Chico’s	401	Biltmore Village	BiltmreVlg/Ashvlle NC0401	10 Brook St, Ste 100	Asheville	NC	28803
Chico’s	402	The Shoppes at EastChase	EastChase/Montgmry AL0402	6878 Eastchase Pkwy	Montgomery	AL	36117
Chico’s	403	Scottsdale Center	ScttsdleCtr/Rogers AR0403	263 N 46th St	Rogers	AR	72756
Chico’s	404	Dulaney Plaza	Dulaney Plz/Towson MD0404	820 Dulaney Valley Rd	Towson	MD	21204
Chico’s	405	Brookside Shops	BrooksideShps/Acton MA0405	145 Great Rd, Spc 4	Acton	MA	01720
Chico’s	406	The Shoppes at Bradley Park	Bradley Pk/Colmbus GA0406	6401 Whitesville Rd, Ste 200	Columbus	GA	31904
Chico’s	407	The Bay Terrace at Bayside	BayTerrace@Bayside NY0407	2360 Bell Blvd	Bayside	NY	11360
Chico’s	408	City Place at The Promenade	CityPlce/Edgewater NJ0408	74 The Promenade	Edgewater	NJ	07020
Chico’s	409	South Shore Plaza	SoShrPlz/Braintree MA0409	250 Granite St, #1051	Braintree	MA	02184
Chico’s	410	Peddler’s Village	PddlersVlg/Lahaska PA0410	Peddler’s Village, Shop 72	Lahaska	PA	18931
Chico’s	411	First Colony Mall	1stColonyM/Sgrland TX0411	16535 Southwest Freeway, Ste 2012	Sugar Land	TX	77479
Chico’s	412	The Shoppes at Union Hill	Shps@UnionHl/Dnvle NJ0412	3056 State Rte 10 W, Ste O	Denville	NJ	07834
Chico’s	413	The Summit Louisville	Summit/Louisville KY0413	4214 Summit Plaza Dr	Louisville	KY	40241
Chico’s	414	Plaza del Lago	PlzDelLago/Wlmette IL0414	1515 Sheridan Rd	Wilmette	IL	60091
Chico’s	415	Plaza Frontenac	PlzFrntnc/St Louis MO0415	74 Plaza Frontenac	Saint Louis	MO	63131
Chico’s	416	Camarillo Premium Outlets	Camarillo Outlet CA0416	990 Camarillo Center Dr, #1022	Camarillo	CA	93010
Chico’s	417	Fashion Place at Uptown Central Pa	FashPl/Fredricksbg VA0417	1460 Central Park Blvd, #112	Fredericksburg	VA	22401
Chico’s	418	The Village at Arrowhead	Vlg@Arrowhd/Glndle AZ0418	20022 N 67th Ave, Ste 112	Glendale	AZ	85308
Chico’s	419	The Gables	Gables/Springfield IL0419	2925 Plaza Dr	Springfield	IL	62704
Chico’s	420	Woodbury Common Premium Outlet	WdbryOutl/CtrlVlly NY0420	111 Marigold Ct	Central Valley	NY	10917
Chico’s	421	The Shoppes @ University Place	UnivPlOutl/Chrltte NC0421	9015-1 JM Keynes Dr	Charlotte	NC	28262
Chico’s	422	The Shoppes at Grand Prairie	GrndPrairie/Peoria IL0422	5201 W War Memorial Dr, 430	Peoria	IL	61615
Chico’s	423	Fox River Mall	FoxRiverM/Appleton WI0423	4301 W Wisconsin Ave, Ste 130	Appleton	WI	54913
Chico’s	424	Franklin Terrace	FrnklnTer/JhnsnCty TN0424	3020 Franklin Terrace	Johnson City	TN	37604
Chico’s	425	816 W Idaho St	West Idaho St/Boise ID0425	816 W Idaho St	Boise	ID	83702
Chico’s	426	Las Vegas Premium Outlets	LasVegas Prem Outl NV0426	855 S Grand Central Pkwy, 1575	Las Vegas	NV	89106
Chico’s	427	Belle Hollow Shopping Center	BelleHollow/Hickry NC0427	3006 N Center St	Hickory	NC	28601
Chico’s	428	Merchants Square	MerchtsSq/Wllmsbrg VA0428	422 W Duke of Gloucester St	Williamsburg	VA	23185
Chico’s	429	The Shops at Sea Island	Shps@Seals/StSimns GA0429	600 Sea Island Rd, Suite 26	Saint Simons Island	GA	31522
Chico’s	430	The Forum at Soncy	Forum@Soncy/Amrilo TX0430	3350 S Soncy Rd, Ste 116	Amarillo	TX	79121
Chico’s	431	Hillsdale Shopping Center	HillsdaleSC/SnMateo CA0431	269 Hillsdale Shopping Center	San Mateo	CA	94403
Chico’s	432	Atlantic Plaza	Atl Plz/Delray Bch FL0432	777 E Atlantic Ave, Ste B1	Delray Beach	FL	33483
Chico’s	433	The Marketplace	Mrktplce/Bakersfld CA0433	9000 Ming Ave, Ste 13	Bakersfield	CA	93311
Chico’s	434	The Shops at Briargate	Briargate/Co Sprgs CO0434	1605 Briargate Pkwy, Ste 115	Colorado Springs	CO	80920
Chico’s	435	Short Pump Town Center	ShortPump/Richmond VA0435	11800 W Broad St, Ste 2324	Richmond	VA	23233
Chico’s	436	The Plaza at Foothills Mall	Plz@Fthls/FtCollns C000436	100 E Monroe Dr	Fort Collins	CO	80525
Chico’s	437	Zona Rosa	ZonaRosa/KansasCty MO0437	8742 NW Prairie View Rd, Spc E115	Kansas City	MO	64153
Chico’s	438	The Shops at Hamburg Village	HambrgVlg/Lexingtn KY0438	2308 Sir Barton Way, 140	Lexington	KY	40509
Chico’s	439	The Avenue West Cobb	West Cobb/Marietta GA0439	3625 Dallas Hwy SW, Ste 620	Marietta	GA	30064
Chico’s	440	North Towne Plaza Shopping Center	NoTwnPlz/Albuqrque NM0440	5901 Wyoming Blvd NE, Ste M	Albuquerque	NM	87109
Chico’s	441	Westview Promenade	Wview Prom/Fredrck MD0441	5215 Buckeystown Pike	Frederick	MD	21704
Chico’s	442	Greenway Station	GrnwaySt/Middleton WI0442	1651 Deming Way, Ste 102	Middleton	WI	53562
Chico’s	443	The Shops at Clarkson Corner	ClrksnCnr/Chstrfld MO0443	1590 Clarkson Rd, Ste 106	Chesterfield	MO	63017
Chico’s	444	The Shoppes at English Village	English Vlg/NWales PA0444	1460 Bethlehem Pike, 320	North Wales	PA	19454
Chico’s	445	Kingwood Commons	Kingwood Commons TX0445	876 Kingwood Dr	Kingwood	TX	77339
Chico’s	446	The Avenue	The Avenue/Monroe LA0446	1817 Avenue of America	Monroe	LA	71201
Chico’s	447	Fairfax Corner	Fairfax Corner VA0447	4216 Fairfax Corner W Ave	Fairfax	VA	22030
Chico’s	448	Rimrock Mall	Rimrock M/Billings MT0448	316 S 24th St W	Billings	MT	59102
Chico’s	449	348 Main Street	Main St/Franklin TN0449	348 Main St	Franklin	TN	37064
Chico’s	450	The Forum at Carlsbad	Forum at Carlsbad CA0450	1925 Calle Barcelona, Ste 161	Carlsbad	CA	92009
Chico’s	451	Rehoboth Outlets Center 1	Rehoboth Outlets DE0451	35016 Midway Outlet Dr, Unit 324	Rehoboth Beach	DE	19971
Chico’s	452	Colonial Promenade Beechwood	ColonialProm/Athns GA0452	196 Alps Rd, Ste 38	Athens	GA	30606
Chico’s	453	Battlefield Mall	BattlfldM/Sprngfld MO0453	2825 S Glenstone Ave, Sp F17	Springfield	MO	65804
Chico’s	454	Chelsea Square Shopping Center	ChelseaSq/Lancster PA0454	1645 Manheim Pike	Lancaster	PA	17601
Chico’s	455	Eastgate Shopping Center	EastgteSC/ChplHill NC0455	1800 E Franklin St, Ste 5	Chapel Hill	NC	27514
Chico’s	456	NorthPark Mall	NrthprkM/Davenport IA0456	320 W Kimberly Rd, Sp 24A	Davenport	IA	52806
Chico’s	457	The Streets of West Chester	Sts of WestChester OH0457	9439 Civic Centre Blvd, Sp.D	West Chester	OH	45069
Chico’s	458	Waterford Commons	Waterford Commons CT0458	915 Hartford Tpk, Ste G-4	Waterford	CT	06385
Chico’s	459	Mission Promenade	MissionPrm/SnJuanC CA0459	26850 Ortega Hwy, Ste G and L	San Juan Capistrano	CA	92675
Chico’s	460	The Shops at Pinon Pointe	Sh@PinonPnt/Sedona AZ0460	101 N Hwy 89A, Ste D-19	Sedona	AZ	86336
Chico’s	461	Meyerland Plaza	MyrlndPlzOutl/Hstn TX0461	380 Meyerland Plaza Mall	Houston	TX	77096

Schedule 5.1 (x)-1	Chico’s	Page 6

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP
Chico’s	462	Thruway Shopping Center	ThrwySC/Winst-Slm NC0462	416 S Stratford Rd, Ste 500	Winston-Salem	NC	27103
Chico’s	463	19 W Eighth St, Unit 29	W 8th St/Holland MI0463	19 W Eighth St, Unit 29	Holland	MI	49423
Chico’s	464	Carmel Mountain Ranch TC	CarmelMtR/SanDiego CA0464	11955 Carmel Mountain Rd,#703	San Diego	CA	92128
Chico’s	465	Creekside Station	CrksdeSta/Winchstr VA0465	3103 Valley Ave, Ste 108	Winchester	VA	22601
Chico’s	466	Mayfaire Towne Centre	Mayfaire TC/Wlmngtn NC0466	909 Inspiration Dr	Wilmington	NC	28405
Chico’s	467	The District at Green Valley Ranch	GrnVlyRnch/LsVegas NV0467	2240 Village Walk Dr	Henderson	NV	85092
Chico’s	468	Village Square at Dana Park	VlgSq@DanaPrk/Mesa AZ0468	1660 S Val Vista Dr, Ste 121	Mesa	AZ	85204
Chico’s	469	Bel Mar	Bel Mar/Lakewood CO0469	350 S Teller St	Lakewood	CO	80226
Chico’s	470	Columbia Mall	Columbia Mall MO0470	2300 Bernadette Dr, Ste 110	Columbia	MO	65203
Chico’s	471	Paducah Center	Paducah Center KY0471	2929 James Sanders Blvd, Ste G3 & G4	Paducah	KY	42001
Chico’s	472	The Pines	Pines/BowlingGreen KY0472	2020 Scottsville Rd, Ste 104	Bowling Green	KY	42104
Chico’s	473	Central Texas Marketplace	CentrlTxMktpl/Waco TX0473	2444 West Loop 340, Ste 13	Waco	TX	76711
Chico’s	474	Commons at Issaquah	Commns at Issaquah WA0474	775 NW Gilman Blvd, Ste C13	Issaquah	WA	98027
Chico’s	475	The Galleria at 41st Street	Gllria41/SiouxFlls SD0475	3308 S Louise Ave	Sioux Falls	SD	57106
Chico’s	476	Gateway Station	GatewySC/CollegeSt TX0476	1501 University Dr E, Ste D	College Station	TX	77840
Chico’s	477	Washingtonian Center	WashCtr/Gaithrsbrg MD0477	20 Grand Corner Ave, Ste B	Gaithersburg	MD	20878
Chico’s	478	Chicago Premium Outlets	ChicagoOutl/Aurora IL0478	1650 Premium Outlet Blvd, #1161	Aurora	IL	60504
Chico’s	479	Loehmann’s 5 Points Plaza	5PtsPlz/HuntgtnBch CA0479	18573 Main St	Huntington Beach	CA	92648
Chico’s	480	Bradley Fair Shopping Center	BradlyFair/Wichita KS0480	2122 N Rock Rd	Wichita	KS	67206
Chico’s	481	Derby Street Shoppes	DrbyStShps/Hingham MA0481	98 Derby St, Ste 409	Hingham	MA	02043
Chico’s	482	Paseo Plaza Shopping Center	PaseoPlaza/McAllen TX0482	1700 S 10th St, Ste 190	McAllen	TX	78503
Chico’s	483	Centennial Place	CentnlPl/Mishawaka IN0483	210 W Cleveland Rd	Granger	IN	46530
Chico’s	484	Pine Tree Shoppes	PineTreeShps/Wxfrd PA0484	12083 Perry Hwy	Wexford	PA	15090
Chico’s	485	Spanish Spring Town Square	SpnshSprTSq/Vllges FL0485	992 Del Mar Dr	The Villages	FL	32159
Chico’s	486	199 Wayland Ave	WylndSq/Providence RI0486	199 Wayland Ave	Providence	RI	02906
Chico’s	487	Jordan Creek Town Center	JrdnCrkTC/WDesMoin IA0487	101 Jordan Creek Pkwy, Ste 11370	West Des Moines	IA	50266
Chico’s	488	445 Central Avenue	CentralAv/Cedrhrst NY0488	445 Central Ave	Cedarhurst	NY	11516
Chico’s	489	Cornerstone Place	CrnrstnPl/Tllahsee FL0489	1460 Market St, Ste A	Tallahassee	FL	32312
Chico’s	490	Village Pointe	VillagePoint/Omaha NE0490	17255 Davenport St, Ste 105	Omaha	NE	68118
Chico’s	491	Charleston Town Center	ChstnTnCtr/Chrlstn WV0491	2005 Charleston Town Center	Charleston	WV	25389
Chico’s	492	102 North Walnut Street	NWIntSt/Bloomngton IN0492	102 North Walnut St	Bloomington	IN	47404
Chico’s	493	First & Main	First&Main/Hudson OH0493	92 1st St	Hudson	OH	44236
Chico’s	494	Old Farm Shoppes	OldFarmSh/Chmpaign lL0494	1701-1703 W Kirby Ave	Champaign	IL	61821
Chico’s	495	The Quarter at Tropicana	Qrtr@Trpcna/AtlCty NJ0495	2801 Pacific Ave, Ste 224	Atlantic City	NJ	08401
Chico’s	496	Crocker Park Shopping Center	CrockerPrk/Wstlake OH0496	129 Main St	Westlake	OH	44145
Chico’s	497	The Town Center at Levis Commons	TC@LvsCmns/Prysbrg OH0497	3135 Levis Commons Blvd	Perrysburg	OH	43551
Chico’s	498	The Streets of Tanasbourne	StsofTnsbrn/Hisbro OR0498	2115 NW Allie Ave, Ste 510	Hillsboro	OR	97124
Chico’s	499	Shoppes at Bellemead	Shps@Bllmd/Shrvprt LA0499	6535 Youree Dr, Ste 100	Shreveport	LA	71105
Chico’s	500	Algonquin Commons	Algonquin Commons lL0500	1960 S Randall Rd	Algonquin	IL	60102
Chico’s	501	Simpson Plaza	SimpsonPlaza/Tyler TX0501	4249 South Broadway	Tyler	TX	75701
Chico’s	502	The Eastern Shore Centre	EasternShC/SpnshFrt AL0502	30500 State Hwy 181, Ste 210	Spanish Fort	AL	36527
Chico’s	503	The Shoppes at Susquehanna Marki	SusqhnaMktp/Hrsbrg PA0503	2585 Brindle Dr	Harrisburg	PA	17110
Chico’s	504	The Crossroads	Crossroads/Portage MI0504	6650 S Westnedge, Ste 127	Portage	MI	49024
Chico’s	505	Hamilton Corner	HmltnCrnr/Chtnooga TN0505	2115 Gunbarrel Rd	Chattanooga	TN	37421
Chico’s	506	Main Street	MainStr/Los Altos CA0506	271 Main St	Los Altos	CA	94022
Chico’s	507	Two Congress Park	2CngrsPk/SratgaSpr NY0507	329 Broadway	Saratoga Springs	NY	12866
Chico’s	508	Victoria Gardens	VctrGdn/RnchoCcmng CA0508	12520 S Mainstreet	Rancho Cucamonga	CA	91739
Chico’s	509	Oak Hollow Village Shopping Center	OakHlwVlgSC/HighPt NC0509	1231 Eastchester Dr, Ste 109	High Point	NC	27265
Chico’s	510	Riverbend Center	RiverbendCtr/Rome GA0510	1460 Turner McCall Blvd SW	Rome	GA	30161
Chico’s	511	Clay Terrace	ClayTerrace/Carmel IN0511	14390 Clay Terrace Blvd, Ste 110	Carmel	IN	46032
Chico’s	512	Millwood Shopping Center	MillwdSC/Rock Hill SC0512	335 Herlong Ave, Ste 204	Rock Hill	SC	29732
Chico’s	513	419 Beaver Street	BeaverSt/Sewickley PA0513	419 Beaver St	Sewickley	PA	15143
Chico’s	514	The Shoppes at River Crossing	Sh@RvrCrssng/Macon GA 0514	5080 Riverside Dr, Ste 428	Macon	GA	31210
Chico’s	515	Trenholm Plaza	TrnhlmPlz/Columbia SC0515	4840 Forest Dr, Ste 30	Columbia	SC	29206
Chico’s	516	Old Galveston Square	OldGalvestonSquare TX0516	2215 Strand St, Ste 101	Galveston	TX	77550
Chico’s	517	The Shoppes at Blackstone Valley	Shps@BlkstnV/Mlbry MA0517	70 Worcester Providence Tpk, Ste 615	Millbury	MA	01527
Chico’s	518	Crossings Factory Outlet	CrsngsFOut/Tnrsvie PA0518	1000 Rte 611, Ste C-06	Tannersville	PA	18372
Chico’s	519	Ulster Crossing	UlstrCrssng/Kngstn NY0519	1153 Ulster Ave	Kingston	NY	12401
Chico’s	520	United Penn Plaza	UnitdPennPl/Kngstn PA0520	184 United Penn Plaza	Kingston	PA	18704
Chico’s	521	Monroeville Mall	Monroeville Mall PA0521	709 Mall Circle Dr	Monroeville	PA	15146
Chico’s	522	4325 Talmadge Road	Talmadge Rd/Toledo OH0522	4325 Talmadge Rd	Toledo	OH	43623
Chico’s	523	The Village at Alderwood	Vlg@Alderwd/Lynnwd WA0523	3000 184th St SW, Ste 980	Lynnwood	WA	98037
Chico’s	524	Court Street	CrtSt/SanLuisObspo CA0524	1080 Court St	San Luis Obispo	CA	93401
Chico’s	525	The Avenue Viera	Avenue at Viera FL0525	2271 Town Center Ave, Ste 119	Viera	FL	32940
Chico’s	526	Evansville Pavilion	EvansvillePavilion IN0526	6401 E Lloyd Expwy, Ste 14	Evansville	IN	47715
Chico’s	527	Baederwood Shopping Center	BdrwdSC/Jenkintown PA0527	1661 The Fairway	Jenkintown	PA	19046
Chico’s	528	271 Main Street	MainStr/Huntington NY0528	271 Main St	Huntington	NY	11743
Chico’s	529	The Avenue at White Marsh	Ave@WhtMrsh/Baltmr MD0529	8129-H Honeygo Blvd	Baltimore	MD	21236
Chico’s	530	Lawrence Farms Market Square	LrncFmMktSq/Fshkll NY0530	1083 US Rte 9	Fishkill	NY	12524
Chico’s	531	Fashion Mall at Keystone	FshnMI@Keystn/lndy IN0531	8702 Keystone Crossing Dr, Ste 104	Indianapolis	IN	46240
Chico’s	532	Tanger Outlet Center at Five Oaks	Sevierville Outlet TN0532	1645 Parkway, Ste 280	Sevierville	TN	37862
Chico’s	533	Prescott Gateway	Prescott Gateway A20533	3250 Gateway Blvd, Ste 432	Prescott	AZ	86303
Chico’s	534	TalbotTown	TalbotTown/Easton MD0534	218 N Washington St, Ste 23	Easton	MD	21601
Chico’s	535	Towne Center at Cedar Lodge	TC@CdrLdg/BtnRouge LA0535	7455 Corporate Blvd, Ste 400	Baton Rouge	LA	70809
Chico’s	536	Independence Center	IndependenceCenter MO0536	2144 Independence Center Dr	Independence	MO	64057
Chico’s	537	LaBoutique Shopping Center	LaBoutique/Merrick NY0537	1999 Merrick Rd	Merrick	NY	11566
Chico’s	538	Bridgeport Village	BridgprtVlg/Tigard OR0538	7473 SW Bridgeport Rd	Tigard	OR	97224
Chico’s	539	La Cumbre Plaza	LaCumbrP/SntaBrbra CA0539	120 S Hope Ave	Santa Barbara	CA	93105
Chico’s	540	Shops on Mesa	ShopsonMesa/EIPaso TX0540	5860 N Mesa, Ste 102	El Paso	TX	79912
Chico’s	541	University Square	UnivSq/W Lafayette IN0541	500 Sagamore Pkwy	West Lafayette	IN	47906

Schedule 5.1 (x)-1	Chico’s	Page 7

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP
Chico’s	542	Cornerstone Marketplace	CrnrstnMpl/HtSprgs AR0542	301 Cornerstone Marketplace	Hot Springs	AR	71913
Chico’s	543	Chico’s, Southgate Mall	Southgate/Missoula MT0543	2901 Brooks Ave, Ste B13	Missoula	MT	59801
Chico’s	544	Burnt Mills	BrntMlls/SlvrSprng MD0544	10733 Colesville Rd	Silver Spring	MD	20901
Chico’s	545	Lincoln Center	LincolnCtr/Stckton CA0545	6545 Pacific Ave	Stockton	CA	95207
Chico’s	546	Colonial University Village	ClnlUnivVlg/Auburn AL0546	1627 Opelika Rd, Ste 26	Auburn	AL	36830
Chico’s	547	The Shoppes at College Hills	Shps@ClgHls/Normal IL0547	303 Veterans Pkwy, Ste 130	Normal	IL	61761
Chico’s	548	Seattle Premium Outlets	Seattle PremOutlet WA0548	10600 Quil Ceda Blvd	Tulalip	WA	98271
Chico’s	549	El Dorado Plaza	EldrdoPlz/McKinney TX0549	2750 S Central Exp’wy, Ste 104	McKinney	TX	75070
Chico’s	550	Pier at Caesar’s	Pier@Cesrs/AtlCity NJ0550	1 Atlantic Ocean, Unit 1144	Atlantic City	NJ	08401
Chico’s	551	Abercorn Walk	AbrcrnWlk/Savannah GA0551	5525 Abercorn St, Ste 150	Savannah	GA	31405
Chico’s	552	The Colonnade at State College	Clnd@State College PA0552	19 Colonnade Way	State College	PA	16803
Chico’s	553	Flat Iron Crossing	FltlrnCrg/Broomfld CO0553	1 W Flatiron Crossing Dr, Ste 1010	Broomfield	CO	80021
Chico’s	554	Hunt Valley Towne Center	Hunt Valley TC MD0554	116 Shawan Rd, Ste 10	Hunt Valley	MD	21030
Chico’s	555	Crestview Hills Town Center	Crestview Hills TC KY0555	2836 Town Center Blvd	Crestview Hills	KY	41017
Chico’s	556	Eaglewood Shops	EaglwdSh/N Andover MA0556	119 Turnpike St	North Andover	MA	01845
Chico’s	557	Orland Park Crossing	Orland Park Crssng IL0557	9500 W 143rd St, Ste 214	Orland Park	IL	60462
Chico’s	558	Metropolis	Metrpolis/Plainfld IN0558	351 Metropolis Mile, Ste 160	Plainfield	IN	46168
Chico’s	559	Waldorf Market Place	Waldorf MarktPlace MD0559	3076 Waldorf Market Place	Waldorf	MD	20603
Chico’s	560	643 Massachusetts St	Mass St/Lawrence KS0560	643 Massachusetts St	Lawrence	KS	66044
Chico’s	561	Firewheel Town Center	FirewheelTC/Garland TX0561	275 Cedar Sage Dr	Garland	TX	75040
Chico’s	562	The Shops at La Cantera	LaCntera/SnAntonio TX0562	15900 La Cantera Pkwy, Bldg 1 Ste 1190	San Antonio	TX	78256
Chico’s	563	Main Street at Lakewood Ranch	LakewdRnch/Brdnton FL0563	8141 Lakewood Ranch Rd, Ste 106	Bradenton	FL	34202
Chico’s	564	Westwood Village	WestwdVill/Seattle WA0564	2600 SW Barton St, Ste E2	Seattle	WA	98126
Chico’s	565	NorthPark Center	NorthPrkCtr/Dallas TX0565	8687 N Central Expressway, Ste 1120	Dallas	TX	75225
Chico’s	566	Woodburn Company Stores	Woodburn Co Stores OR0566	1001 N Arney Rd, Ste 402	Woodburn	OR	97071
Chico’s	567	The Summit Sierra	Summit Sierra/Reno NV0567	13925 S Virginia St, Ste 224	Reno	NV	89511
Chico’s	568	Simi Valley Town Center	Simi Valley TC CA0568	1555 Simi Valley Town Center Way, Unit 130	Simi Valley	CA	93065
Chico’s	569	The Village at Bay Park	Vlg@BayPrk/GrenBay WI0569	760 Willard Dr, Ste 400	Ashwabenon	WI	54304
Chico’s	570	The Avenue Carriage Crossing	AvCrgCrsg/Coliervl TN0570	4610 Merchants Park Cir, Ste 531	Collierville	TN	38017
Chico’s	571	Lakeside Village	LakesdVlg/Lakeland FL0571	1425 Town Center Dr	Lakeland	FL	33803
Chico’s	572	Washington Square	Washington Sq/Tigard OR0572	9318 SW Washington Square Rd	Tigard	OR	97223
Chico’s	573	Lakeport Commons	LkprtCmns/SiouxCty IA0573	5001 Sergeant Rd, Ste 200	Sioux City	IA	51106
Chico’s	574	Avalon Plaza Shopping Center	AvinPlzSC/Salsbury MD0574	2737-C N Salisbury Blvd	Salisbury	MD	21801
Chico’s	575	Midtowne Shopping Center	MdtwnSC/Little Rock AR0575	201 N University Ave, Ste 210	Little Rock	AR	72205
Chico’s	576	The Shops at Greenridge	Shps@Grnrdg/Grnvll SC0576	1125 Woodruff Rd, Ste 1701	Greenville	SC	29607
Chico’s	577	Cielo Vista Mall	CieloVista/El Paso TX0577	8401 Gateway Blvd W, Sp. E05	El Paso	TX	79925
Chico’s	578	Texarkana Pavilion	Texarkana Pavilion TX0578	4252 D Saint Michael Dr	Texarkana	TX	75503
Chico’s	579	Prime Outlets Queenstown	PrimOut Queenstown MD0579	102 Outlet Center Dr, Ste F080	Queenstown	MD	21658
Chico’s	580	Prime Outlets at San Marcos	PrmOutl San Marcos TX0580	3939 S IH 35, Ste 1300	San Marcos	TX	78666
Chico’s	581	Rogue Valley Mall	RogueVllyM/Medford OR0581	1600 N Riverside Ave, Ste 3005	Medford	OR	97501
Chico’s	582	Metropolis Shops on Dowlen	MtrplsShps/Beaumnt TX0582	3195 Dowlen Rd, Ste 102	Beaumont	TX	77706
Chico’s	583	The Shops at Seven Oaks	Shp@70aks/Florence SC0583	1937 Hoffmeyer Rd	Florence	SC	29501
Chico’s	584	Lighthouse Place Premium Outlets	LthsPlOut/MichCity IN0584	927 Lighthouse Place	Michigan City	IN	46360
Chico’s	585	Steeplegate Mall	SteeplegtM/Concord NH0585	270 Loudon Rd, Ste 1160	Concord	NH	03301
Chico’s	586	Nelson’s Crossing	NlsnsCrsng/Faytvle AR0586	745 E Joyce Blvd, Ste 101	Fayetteville	AR	72703
Chico’s	587	Menlo Park Mall	MenloPrkMll/Edison NJ0587	496 Menlo Park	Edison	NJ	08837
Chico’s	588	Mesilla Valley Mall	MsllaVlyM/LsCruces NM0588	700 S Telshor Blvd, Ste 1342	Las Cruces	NM	88011
Chico’s	589	The Shops at Atlas Park	Shps@AtlsPk/Glndle NY0589	80-40 Cooper Ave, Bldg 4, Sp 4-102	Glendale	NY	11385
Chico’s	590	Staten Island Mall	Staten Island Mall NY0590	2655 Richmond Ave, Sp 2610	Staten Island	NY	10314
Chico’s	591	The Shops at River Park	Shps@RvrPrk/Fresno CA0591	45 Via La Plata	Fresno	CA	93720
Chico’s	592	Louisiana Boardwalk	LBrdwlk/BossierCty LA0592	505 Boardwalk Blvd	Bossier City	LA	71111
Chico’s	593	The Orchard	Orchard Park NY0593	4005 N Buffalo Rd, Ste 400	Orchard Park	NY	14127
Chico’s	594	North Park Crossing Shopping Center	NrthPrkCrsg/Joplin MO0594	320 Geneva Ave, Ste 400	Joplin	MO	64801
Chico’s	595	Colonial Pinnacle at Turkey Creek	TurkeyCrk/Knoxvlle TN0595	11321 Parkside Dr	Knoxville	TN	37934
Chico’s	596	Streets of Chester	Streets of Chester NJ0596	440 US Hwy 206 S	Chester	NJ	07930
Chico’s	597	Lincolnshire Commons	Lincolnshire Commons IL0597	970 Milwaukee Ave, Ste H	Lincolnshire	IL	60069
Chico’s	598	Cary Towne Center	Cary Towne Center NC0598	1105 Walnut St, Ste 129	Cary	NC	27511
Chico’s	599	Randolph Park Shopping Center	RandolphPrkSC/York PA0599	1722 S Queen St, Ste 220	York	PA	17403
Chico’s	600	Houston Galleria	Houston Galleria TX0600	5061 Westheimer Rd, Ste 8080	Houston	TX	77056
Chico’s	601	Coral Ridge Mall	CoralRg/Coralville IA0601	1451 Coral Ridge Ave, Ste 119	Coralville	IA	52241
Chico’s	602	Galleria Dallas	Galleria Dallas TX0602	13350 Dallas Pkwy, Ste 2225	Dallas	TX	75240
Chico’s	603	Plaza Las Américas	PlzLasAmer/HatoRey PR0603	525 Ave FD Roosevelt, Ste 448	Hato Rey	PR	00918
Chico’s	604	5605 Magazine Street	MgznSt/New Orleans LA0604	5605 Magazine St	New Orleans	LA	70115
Chico’s	605	The Greene	The Greene/Dayton OH0605	98 Plum St	Dayton	OH	45440
Chico’s	607	Shops of Uptown Park Ridge	Uptown Park Ridge IL0607	158 N Northwest Hwy, Space A-4	Park Ridge	IL	60068
Chico’s	608	Kent Station	Kent Station WA0608	441 Ramsay Wy, Ste 101	Kent	WA	98032
Chico’s	609	Arden Fair	ArdnFair/Sacramnto CA0609	1698 Arden Way, Ste 1326	Sacramento	CA	95815
Chico’s	610	LaCenterra at Cinco Ranch	LaCntra@CncoR/Katy TX0610	23501 Cinco Ranch Blvd, Ste G110	Katy	TX	77494
Chico’s	612	The Promenade Shops at Dos Lagos	DosLagosCtr/Corona CA0612	2870 Cabot Dr, Ste 5-125	Corona	CA	92883
Chico’s	613	Danbury Fair Mall	Danbury Fair Mall CT0613	7 Backus Ave, Ste 107	Danbury	CT	06810
Chico’s	614	Columbia Center	ClmbiaCtr/Kenewick WA0614	1321 N Columbia Center Blvd, Ste 800	Kennewick	WA	99336
Chico’s	615	The Avenue Webb Gin	AveWbGn/Snellville GA0615	1350 Scenic Hwy, Ste 308	Snellville	GA	30078
Chico’s	616	ABQ Uptown	ABQUptown/Albuqurq NM0616	2241 Q Street NE, Ste 7B	Albuquerque	NM	87110
Chico’s	617	The Promenade Shops at Centerra	Sh@Centera/Lovelnd CO0617	5865 Sky Pond Dr, Ste G112	Loveland	CO	80538
Chico’s	618	Westfield Topanga	Topnga/Canoga Park CA0618	6600 Topanga Canyon Blvd, Unit 64	Canoga Park	CA	91303
Chico’s	619	Branson Landing	Branson Landing MO0619	1003 Branson Landing Blvd	Branson	MO	65616
Chico’s	620	Southlands	Southlands/Aurora CO0620	6235 S Main St, Unit C113	Aurora	CO	80016
Chico’s	621	Towne Place at Greenbrier	TownPl@Grbr/Chsapk VA0621	725 Eden Wy, Ste 720	Chesapeake	VA	23320
Chico’s	622	The Mall at Turtle Creek	M@TurtlCrk/Jonsbro AR0622	3000 E Highland Dr, Ste 501	Jonesboro	AR	72401
Chico’s	623	Claremont Village	Claremont Village CA0623	101 N Indian Hill Blvd, Ste C1-100	Claremont	CA	91711

Schedule 5.1 (x)-1	Chico’s	Page 8

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP
Chico’s	624	205 Howard Street	GasLghtDst/Petosky MI0624	205 Howard St	Petoskey	MI	49770
Chico’s	625	The Outlets at Hershey	Outlets at Hershey PA0625	57 Outlet Sq	Hershey	PA	17033
Chico’s	626	Green Oak Village Place	GrnOakVIPI/Brightn MI0626	9660 Village Place Blvd	Brighton	MI	48116
Chico’s	627	Westfield Capital Promenade	CapitlProm/Olympia WA0627	2511 4th Ave W, Ste 101	Olympia	WA	98502
Chico’s	628	Prime Outlets Hagerstown	PrimOut Hagerstown MD0628	110 Prime Outlets Blvd	Hagerstown	MD	21740
Chico’s	629	City Center at Oyster Point	CtyC@OystrP/NptNws VA0629	701 Mariners Row, Ste 112	Newport News	VA	23606
Chico’s	630	Colonial Pinnacle at Tutwiler Farm	TutwirFrm/Birmnghm AL0630	5012 Pinnacle Sq, Ste 118	Birmingham	AL	35235
Chico’s	631	Outlet at Silverthorne	Out@Silverthorne CO0631	125-D Stephens Way	Silverthorne	CO	80498
Chico’s	632	The Shops at Coconut Point	Sh@CocontPt/Estero FL0632	23160 Fashion Dr, Ste 113	Estero	FL	33928
Chico’s	633	Smith Haven Mall	SmithHavnM/LkGrove NY0633	638 Smith Haven Mall, R-09	Lake Grove	NY	11755
Chico’s	634	Valley Square Shopping Center	VallySq/Warrington PA0634	1556 Main St, Spc 702	Warrington	PA	18976
Chico’s	635	Park West	Parke West/Peoria AZ0635	9784 W Northern Ave, Ste 1200	Peoria	AZ	85345
Chico’s	636	Towne Center at Englewood	TC at Englewood NJ0636	14 W Palisade Ave	Englewood	NJ	07631
Chico’s	637	Winter Garden Village at Fowler Gro’	Winter Garden Vilg FL0637	3251 Daniels Rd, Ste 106	Winter Garden	FL	34787
Chico’s	638	Town Center at Otay Ranch	OtayRnch/ChulaVsta CA0638	2015 Birch Rd, Ste 1705	Chula Vista	CA	91913
Chico’s	639	50th & France	FranceAveS/Edina MN0639	4954 France Ave S	Edina	MN	55410
Chico’s	640	Genesee Valley Center	Genesee VllyC/Flint MI0640	4364 Miller Rd, E2(a)	Flint	MI	48507
Chico’s	641	Shoppes at Montage	Shp@Montage/Moosic PA0641	2321 Shoppes Blvd	Moosic	PA	18507
Chico’s	642	Prime Outlets at Grove City	PrimOut Grove City PA0642	1911 Leesburg Grove City Rd, Spc 1050	Grove City	PA	16127
Chico’s	643	Prime Outlets Jeffersonville	PrmOut Jeffersnvll OH0643	8000 Factory Shops Blvd, Ste. 8200	Jeffersonville	OH	43128
Chico’s	644	Grand Avenue	GrandAve/St Paul MN0644	1062 Grand Ave	Saint Paul	MN	55105
Chico’s	645	St. Clair Square	SH@StClrSq/FrvwHgts IL0645	6540 N Illinois St, Ste 101	Fairview Heights	IL	62208
Chico’s	646	Arbor Lakes	ArbrLakes/MapleGrv MN0646	7817 Main St N	Maple Grove	MN	55369
Chico’s	647	New Town Shops on Main	NewTwnSh/Willmsbrg VA0647	5106 Main St	Williamsburg	VA	23188
Chico’s	648	Providence Marketplace	PrvdMktpl/MtJuliet TN0648	401 S Mt Juliet Rd, Ste 425	Mount Juliet	TN	37122
Chico’s	649	Village at Colony Place	Vlg@ClnyP/Plymouth MA0649	156 Colony Place	Plymouth	MA	02360
Chico’s	650	Ross Park Mall	RossPrk/Pittsburgh PA0650	1000 Ross Park Mall Dr, L15A	Pittsburgh	PA	15237
Chico’s	651	The Shops at Rossmoor	Sh@Rssmoor/SealBch CA0651	12217 Seal Beach Blvd, Spc #217	Seal Beach	CA	90740
Chico’s	652	The Shoppes at Pierce Hill	Sh@PierceHI/Vestal NY0652	1308 Vestal Pkwy E, Ste 1	Vestal	NY	13850
Chico’s	653	Galleria	Galleria/Edina MN0653	3585 Galleria	Edina	MN	55435
Chico’s	654	The Shops at Wailea	Shops at Wailea HI0654	3750 Wailea Alanui Dr, Ste B-4	Wailea, Maui	HI	96753
Chico’s	655	Mall of Georgia	Mall of GA/Buford GA0655	3333 Buford Dr, Ste VC01A	Buford	GA	30519
Chico’s	656	The Shoppes at Old Bridge	Shops @ Old Bridge NJ0656	3837 US Hwy 9, Spc I	Old Bridge	NJ	08857
Chico’s	657	Lehigh Valley Mall	LehiVlly/Whitehall PA0657	911 Lehigh Lifestyle Center	Whitehall	PA	18052
Chico’s	658	Bridge Street Town Centre	BrdgStTC/Huntsvill AL0658	340 The Bridge St, Ste 100	Huntsville	AL	35806
Chico’s	660	The Fountains	Fountains/Rosevlle CA0660	1013 Galleria Blvd, Ste 100	Roseville	CA	95678
Chico’s	661	SouthPark	SthPrk/Strongville OH0661	500 Southpark Center, HL 82	Strongsville	OH	44136
Chico’s	662	The Shops at Pembroke Gardens	Sh@PmbrkG/PmbrkPns FL0662	329 SW 145th Ter	Pembroke Pines	FL	33027
Chico’s	663	The Streets of Cranberry	Sts of Cranberry PA0663	20412 Route 19, Ste 330	Cranberry Township	PA	16066
Chico’s	664	East Lake Street	EastLakeSt/Wayzata MN0664	701 E Lake St	Wayzata	MN	55391
Chico’s	665	The Mall at Rockingham Park	M@RocknghmPk/Salem NH066	I99 Rockingham Park Blvd, Spc E-217A	Salem	NH	03079
Chico’s	666	Red Cliffs Mall	RedClffsM/StGeorge UT0666	446 N 1680 East, Ste 1300	St George	UT	84790
Chico’s	667	Eden Prairie Center	Eden Prairie Centr MN0667	8251 Flying Cloud Dr, Ste 1288	Eden Prairie	MN	55344
Chico’s	668	Greenwood Park Mall	Greenwood ParkMall IN0668	1251 US Hwy 31 N, Spc P100	Greenwood Park	IN	46142
Chico’s	669	Town Square Las Vegas	Town Sq/Las Vegas NV0669	6671 Las Vegas Blvd S, Ste 116	Las Vegas	NV	89119
Chico’s	670	Milford Marketplace	Milford Marktplace CT0670	1668 Boston Post Rd	Milford	CT	06460
Chico’s	671	The District at CherryVale	Dst@ChrryVI/Rckfrd IL0671	7160 Harrison Ave, Ste 4	Rockford	IL	61112
Chico’s	672	Centerplace Galleria	Centrplc/Rochester MN0672	111 S Broadway, Ste 216	Rochester	MN	55904
Chico’s	673	Village at Stone Oak	Vl@StnOak/SnAntnio TX0673	22702 US Hwy 281 N, Ste 101	San Antonio	TX	78259
Chico’s	674	Shops at Highland Village	Sh@HighlandVillage TX0674	4071 Deer Creek, Ste 110	Highland Village	TX	75077
Chico’s	675	The Avenue Murfreesboro	Ave Murfreesboro TN0675	2615 Medical Center Pkwy, Ste 2060	Murfreesboro	TN	37219
Chico’s	676	2300 Broadway	Broadway/New York NY0676	2300 Broadway	New York	NY	10024
Chico’s	677	Westfield Horton Plaza	HortonPlz/SanDiego CA0677	324 Horton Plaza, Ste 101	San Diego	CA	92101
Chico’s	678	Orchard Hills Retail Center	OrchardHlls/Irvine CA0678	3989 Portola Pkwy, Bldg 600C	Irvine	CA	92602
Chico’s	679	Pulman Square	S@PulmnSq/Huntngtn WV0679	22 Pullman Sq	Huntington	WV	25701
Chico’s	680	Center name N/A	ParkAve/WinterPark FL0680	214 South Park Ave	Winter Park	FL	32789
Chico’s	681	Mansfield Crossing	Mansfield Crossing MA0681	280 School St, Ste F190	Mansfield	MA	02408
Chico’s	682	Burr Ridge Village Center	Burr Ridge VillCtr IL0682	595 Village Center Dr	Burr Ridge	IL	60527
Chico’s	683	The Orchard	Orchrd/NewHartford NY0683	8617 Clinton St	New Hartford	NY	13413
Chico’s	684	The Shoppes at Wyomissing	Sh@Wyomssng/Reading PA068	742 Woodland Rd	Wyomissing	PA	19610
Chico’s	685	Cordova Mall	CordovaM/Pensacola FL0685	5100 N 9th Ave, Spc E501B	Pensacola	FL	32504
Chico’s	686	San Tan Village	SanTanVlge/Gilbert AZ0686	2168 E Williams Field Rd, Bldg 8 Ste 112	Gilbert	AZ	85295
Chico’s	687	Alamance Crossing	AlmncCrsng/Brlngtn NC0687	3169 Waltham Blvd, Spc G-1	Burlington	NC	27215
Chico’s	688	The Streets of Indian Lake	StsoflndLk/Hndrsnv TN0688	300 Indian Lake Blvd., Bldg A, Suite 180	Hendersonville	TN	37075
Chico’s	689	Watters Creek at Montgomery Farm	WattersCreek/Allen TX0689	827 Market Street	Allen	TX	75013
Chico’s	690	Philadelphia Premium Outlets	PhilPrOut/Pitstown PA0690	18 Lightcap Rd, Ste 377	Pottstown	PA	19464
Chico’s	691	Hill Country Galleria	HillCntryG/BeeCave TX0691	12700 Hill Country Blvd, Ste T-128	Bee Cave	TX	78738
Chico’s	692	Stone Ridge Shopping Center	StoneRidgSC/Duluth MN0692	921 West Central Entrance	Duluth	MN	55811
Chico’s	693	Uptown Gig Harbor	Uptown Gig Harbor WA0693	4735 Point Fosdick Dr NW, Ste 100	Gig Harbor	WA	98335
Chico’s	694	Freehold Raceway Mall	Freehold Raceway M NJ0694	3710 Route 9, Ste 2704	Freehold	NJ	07728
Chico’s	695	2188 Fourth St	4thSt/WhiteBearLke MN0695	2188 Fourth St	White Bear Lake	MN	55110
Chico’s	696	Orchard Shops at Riverside Plaza	OrchSh@RiversidePI CA0696	3639 Riverside Plaza Dr, Ste 500	Riverside	CA	92506
Chico’s	697	Crossroads Center	Crssroads/St Cloud MN0697	4101 W Division St, Spc B20	Saint Cloud	MN	56301
Chico’s	698	Tamarack Village	TamrackV1/Woodbury MN0698	8390 Tamarack Village, Ste 509	Woodbury	MN	55125
Chico’s	699	Mall of America	M ofAmer/Bloomngtn MN0699	184 South Ave	Bloomington	MN	55425
Chico’s	700	The Shops at Wiregrass	Sh@Wrgrss/WslyChpl FL0700	28329 Paseo Dr, Unit 110	Wesley Chapel	FL	33543
Chico’s	701	The Shops at Evergreen Walk	Sh@EvrgrnWk/SWndsr CT0701	501 Evergreen Way	South Windsor	CT	06074
Chico’s	702	The Streets of Brentwood	Strts of Brentwood CA0702	2455 Sand Creek Rd, Ste 124	Brentwood	CA	94513
Chico’s	703	The Arboretum of South Barrington	Arbortm/S Barrngton IL0703	100 West Higgins Rd, Spc R-1	S Barrington	IL	60010
Chico’s	704	West Acres Shopping Center	West AcresSC/Fargo ND0704	3902 13th Ave S, Ste 2325	Fargo	ND	58103

Schedule 5.1 (x)-1	Chico’s	Page 9

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP
Chico’s	705	Chico Mall	Chico Mall CA0705	1960 East 20th St	Chico	CA	95928
Chico’s	706	Midtown Village	MdtwnVlg/Tscaloosa AL0706	1800 McFarland Blvd E, Ste 202	Tuscaloosa	AL	35404
Chico’s	708	Renaissance at Colony Park	Ren@ClnyPk/Ridglnd MS0708	1000 Highland Colony Pkwy, Ste 2006	Ridgeland	MS	39157
Chico’s	709	Anaheim Garden Walk	Anaheim GardenWalk CA0709	321 W Katella Ave, Spc 125	Anaheim	CA	92802
Chico’s	710	The Shoppes at North Brunswick	Sh@North Brunswick NJ0710	758 Shoppes Blvd, Spc 11	North Brunswick	NJ	08902
Chico’s	714	Shadow Lake Towne Center	ShadwLkTC/Papilion NE0714	7640 Towne Center Pkwy, Ste 117	Papillion	NE	68046
Chico’s	715	Prime Outlets Orlando	PrimeOutlt Orlando FL0715	4957 International Drive, Suite 1D-27	Orlando	FL	32819
Chico’s	716	Pearland Town Center	Pearland Town Cntr TX0716	11200 Broadway Street, Suite 720	Pearland	TX	77584
Chico’s	717	The Market Common Myrtle Beach	MktCmn MyrtleBeach SC0717	4000 Howard Avenue	Myrtle Beach	SC	29577
Chico’s	718	Pier Park	PierPrk/PanamaCBch FL0718	200 Bluefish Dr, Ste 100	Panama City Beach	FL	32413
Chico’s	719	Hamilton Town Center	HamltnTC/Noblsvlle IN0719	13185 Harrell Pkwy, Ste 100	Noblesville	IN	46060
Chico’s	720	The Americana at Brand	Amrcna@Brnd/Glndle CA0720	839 Americana Way	Glendale	CA	91210
Chico’s	723	Ala Moana Center	Ala Moana/Honolulu HI0723	1450 Ala Moana Blvd, Spc 3306	Honolulu	HI	96814
Chico’s	725	Fashion Outlets of Niagara	FshnOutof NiagrFls NY0725	1902 Military Rd, Spc 45	Niagara Falls	NY	14304
Chico’s	726	The Promenade at Coconut Creek	Pr@Lyons/CocontCrk FL0726	4467 Lyons Rd, Ste H1-105	Coconut Creek	FL	33073
Chico’s	732	Mall at Millenia	Mll@Mllnia/Orlando FL0732	4200 Conroy Rd, Ste 205	Orlando	FL	32839
Chico’s	733	The Orchard Town Center	OrchrdTC/Westmnstr CO0733	14647 Delaware St, Ste 400	Westminister	CO	80023
Chico’s	735	Uptown Village at Cedar Hill	UptnVlg@Cedar Hill TX0735	305 West FM 1382, Spc 301	Cedar Hill	TX	75104
Chico’s	737	The Mall at Partridge Creek	M@PrtrdgCrk/Clintn MI0737	17370 Hall Rd, Ste 126	Clinton Township	MI	48038
Chico’s	738	The Avenue Forsyth	AveForsyth/Cumming GA0738	410 Peachtree Pkwy, Ste 4130	Cumming	GA	30041
Chico’s	752	The Shoppes at Chino Hills	Shops@ Chino Hills CA0752	13850 City Center Dr, Ste 5055	Chino Hills	CA	91709
Chico’s	758	Prime Outlets Birch Run	Prime@ut Birch Run MI0758	8825 Marketplace Dr, Ste F380	Birch Run	MI	48415
Chico’s	759	The Meadows at Lake Saint Louis	Meadws/LakeStLouis MO0759	11 Meadows Circle Dr, Ste 428	Lake St Louis	MO	63367
Chico’s	763	Prime Outlets Gaffney	Prime Outl Gaffney SC0763	100 Factory Shops Blvd, Ste 100	Gaffney	SC	29341

	664

Schedule 5.1 (x)-1	Chico’s	Page 10

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP

WH|BM	3001	Harborplace	Harborplace/Baltimore MD3001	201 East Pratt St, Ste 30	Baltimore	MD	21202
WH|BM	3003	The Shops at Georgetown Park	MStreet/Georgetown DC3003	3222 M Street NW	Washington	DC	20007
WH|BM	3004	First Street Station	IstStSta/RhbthBch DE3004	70 Rehoboth Ave, Ste 115	Rehoboth Beach	DE	19971
WH|BM	3005	Union Station	UnionSta/Washngton DC3005	50 Massachusetts Ave NE	Washington	DC	20002
WH|BM	3009	CocoWalk	CocoWalk/CoconutGr FL3009	3015 Grand Ave, Spc 115	Coconut Grove	FL	33133
WH|BM	3011	Town Center at Boca Raton	TownCtr@Boca Raton FL3011	6000 Glades Rd, Ste 1101	Boca Raton	FL	33431
WH|BM	3012	The Shops at Charleston Place	Shops @ Charleston SC3012	128-12 Market Street	Charleston	SC	29401
WH|BM	3013	Menlo Park Mall	MenloPrkMII/Edison NJ3013	374 Menlo Park, Ste 1280	Edison	NJ	08837
WH|BM	3015	Del Mar Plaza	SALE Del Mar Plaza CA3015	1555 Camino Del Mar, Ste 318	Del Mar	CA	92014
WH|BM	3016	South Park Mall	Southpark/Charltte NC3016	4400 Sharon Rd, E09	Charlotte	NC	28211
WH|BM	3019	Aventura Mall	Aventura M/Miami FL3019	19501 Biscayne Blvd, Ste 11	Miami	FL	33180
WH|BM	3020	Glendale Galleria	GlndleGall/Glndale CA3020	2116 Glendale Galleria, Spc GU-05	Glendale	CA	91210
WH|BM	3021	Park Place	Park Place/Tucson AZ3021	5870 E Broadway Blvd, Ste 422	Tucson	AZ	85711
WH|BM	3022	The Gardens Mall	Palm Beach Gardens FL3022	3101 PGA Blvd, Ste F-123	Palm Beach Gardens	FL	33410
WH|BM	3023	Somerset Collection North	Somerset Coll/Troy MI3023	2800 W Big Beaver Rd, Ste U-227	Troy	MI	48084
WH|BM	3027	Village Arcade Shopping Center	VllgeArcade/Houstn TX3027	5515 Kelvin, Ste 120	Houston	TX	77005
WH|BM	3028	John Ringling Boulevard	StArmands/Sarasota FL3028	317 John Ringling Blvd	Sarasota	FL	34236
WH|BM	3030	Stanford Shopping Center	StnfrdSC/Palo Alto CA3030	608 Stanford Shopping Center	Palo Alto	CA	94304
WH|BM	3031	Scottsdale Fashion Square	Scottsdale Fshn Sq AZ3031	7014 East Camelback Rd, #1032	Scottsdale	AZ	85251
WH|BM	3032	Broadway Plaza	Brdwy Plz/WalnutCr CA3032	1236 Broadway Plaza	Walnut Creek	CA	94596
WH|BM	3033	129 Main Street	Main St/Annapolis MD3033	129 Main St	Annapolis	MD	21401
WH|BM	3034	Del Mar Plaza	Del Mar Plaza CA3034	1555 Camino Del Mar, Ste 313	Del Mar	CA	92014
WH|BM	3036	Girard Ave	Girard Ave/LaJolla CA3036	7927 Girard Ave	La Jolla	CA	92037
WH|BM	3037	The Shops at Greenridge	Shps@Grnrdg/Grnvll SC3037	1125 Woodruff Rd, Ste 103	Greenville	SC	29607
WH|BM	3038	The Plaza at King of Prussia	Plz@KingofPrussia PA3038	160 North Gulph Rd, Ste 1187	King of Prussia	PA	19406
WH|BM	3039	The Shops on El Paseo	EIPaseo/PalmDesert CA3039	73199 El Paseo Dr, Ste E, F, G	Palm Desert	CA	92260
WH|BM	3046	The Galleria at Fort Lauderdale	Gallria/FtLaudrdle FL3046	2460 E Sunrise Blvd	Fort Lauderdale	FL	33304
WH|BM	3049	Towson Town Center	Towson Town Center MD3049	825 Dulaney Valley Rd, Spc 3355	Towson	MD	21204
WH|BM	3051	Perimeter Mall	PerimeterM/Atlanta GA3051	4400 Ashford Dunwoody Rd NE, Ste 2600	Atlanta	GA	30346
WH|BM	3052	Town Center Plaza	TownCtrPlz/Leawood KS3052	5248 W 119th St	Leawood	KS	66209
WH|BM	3053	The Avenue East Cobb	East Cobb/Marietta GA3053	4475 Roswell Rd, Ste 1400	Marietta	GA	30062
WH|BM	3055	Florida Mall	Florida M/Orlando FL3055	8001 S Orange Blossom Trl, Ste 1262	Orlando	FL	32809
WH|BM	3056	WestShore Plaza	WestshorePlz/Tampa FL3056	283 Westshore Plaza, Ste C-7	Tampa	FL	33609
WH|BM	3057	Country Club Plaza	CoCIPIz/KansasCity MO3057	606 W 48th St	Kansas City	MO	64112
WH|BM	3058	Casa Paloma	CasaPaloma/Chandlr AZ3058	7131 W Ray Rd, Ste 33	Chandler	AZ	85226
WH|BM	3059	The Westchester	Wstchstr/WhitePlns NY3059	125 Westchester Ave, Ste 2310	White Plains	NY	10601
WH|BM	3060	Lincoln Road Shopping Center	Lincoln Rd/Miami FL3060	1106 Lincoln Rd, Ste C	Miami Beach	FL	33139
WH|BM	3061	Mount Pleasant Towne Centre	Mt Pleasant T Ctr SC3061	1730 Towne Centre Way	Mount Pleasant	SC	29464
WH|BM	3062	Mall of Georgia	Mall of GA/Buford GA3062	3333 Buford Dr, Ste 2027	Buford	GA	30519
WH|BM	3063	Ala Moana Center	Ala Moana/Honolulu HI3063	1450 Ala Moana Blvd, Ste 3314	Honolulu	HI	96814
WH|BM	3064	Saint Louis Galleria	St. Louis Galleria MO3064	1126 Saint Louis Galleria	Saint Louis	MO	63117
WH|BM	3065	Cumberland Mall	CumberlandM/Atlanta GA 3065	1201 Cumberland Mall, Spc 120	Allanta	GA	30339
WH|BM	3066	The Avenue of the Peninsula	PalosVerdes/RllngH CA3066	550 Deep Valley Dr, Ste 267	Rolling Hills Estates	CA	90274
WH|BM	3067	Miracle Mile Shops	MirclMISh/LasVegas NV3067	3663 Las Vegas Blvd S, Ste 340	Las Vegas	NV	89109
WH|BM	3068	Deer Park Town Center	Deer Park Town Ctr IL3068	20530 N Rand Rd, Ste 426	Deer Park	IL	60010
WH|BM	3069	The Palladium at City Place	City Plc/WPalm Bch FL3069	550 S Rosemary Ave, Ste 148	West Palm Beach	FL	33401
WH|BM	3070	The Shops at Wallea	Shops at Wailea HI3070	3750 Wailea Alanui Dr, Ste B-49	Wailea, Maui	HI	96753
WH|BM	3071	Deerfield Square	Deerfield Square IL3071	720-E N Waukegan Rd, 3E	Deerfield	IL	60015
WH|BM	3072	The Summit Birmingham	Summit/Birmingham AL3072	214 Summit Blvd, Ste 300	Birmingham	AL	35243
WH|BM	3073	Plaza Las Américas	PIzLasAmer/HatoRey PR3073	525 Ave FD Roosevelt, Ste 406	Hato Rey	PR	00918
WH|BM	3074	BayWalk Shopping Center	BaywIk/StPetersbrg FL3074	163 Second Ave N, Ste A-142	Saint Petersburg	FL	33701
WH|BM	3075	The Shops at Canal Place	CanalPlce/NewOrlns LA3075	333 Canal Street, Suite 216	New Orleans	LA	70130
WH|BM	3076	Preston Park Village	PrestnPkVlge/Plano TX3076	1900 Preston Rd, Ste 273	Plano	TX	75093
WH|BM	3077	Festival at Woodholme Shopping C	Festv@Woodh/Baltmr MD3077	1809 Reisterstown Rd, Ste 109	Baltimore	MD	21208
WH|BM	3078	Highland Village	HghlndVlge/Houston TX3078	4032 Westheimer St	Houston	TX	77027
WH|BM	3079	The Shops at Somerset Square	Somerset/Glastnbry CT3079	150 Glastonbury Blvd, Bldg D	Glastonbury	CT	06033
WH|BM	3081	The Promenade at Sagemore	Prom@Sagem/Marlton NJ3081	500 Route 73 S, Ste C-14	Marlton	NJ	08053
WH|BM	3082	Aspen Grove	AspenGrove/Littltn CO3082	7301 S Santa Fe Dr, Ste 524	Littleton	CO	80120
WH|BM	3083	Montgomery Village Shopping Cent	MntgmryV/SantaRosa CA3083	706 Village Ct	Santa Rosa	CA	95405
WH|BM	3084	The Summit Louisville	Summit/Louisville KY3084	4266 Summit Plaza Dr, Ste C-10	Louisville	KY	40241
WH|BM	3085	The Streets at Southpoint	Sts@S’point/Durham NC3085	6910 Fayetteville Rd, Ste 176	Durham	NC	27713
WH|BM	3086	Alamo Quarry Market	AlamoQ/SanAntonio TX3086	255 E Basse Rd, Ste 910	San Antonio	TX	78209
WH|BM	3087	Rookwood Commons	Rookwood C/Norwood OH3087	2651 Edmondson Rd	Norwood	OH	45209
WH|BM	3088	Utica Square	UticaSquare/Tulsa OK3088	1840 Utica Square	Tulsa	OK	74114
WH|BM	3089	Manhattan Village Shopping Center	MnhttnVlg/ManhnBch CA3089	3200 N Sepulveda Blvd, Ste E6	Manhattan Beach	CA	90266
WH|BM	3090	Woodbury Common	Woodbury Common NY3090	8285 Jericho Turnpike	Woodbury	NY	11797
WH|BM	3091	Mall of America	M ofAmer/Bloomngtn MN3091	148 South Avenue	Bloomington	MN	55425
WH|BM	3092	Geneva Commons	Geneva Commons IL3092	1428 Commons Dr	Geneva	IL	60134
WH|BM	3093	Eastwood Town Center	Eastwood TC/Lansing MI3093	2955 Preyde Blvd	Lansing	MI	48912
WH|BM	3094	Village of Rochester Hills	VlgofRochesterHlls MI3094	346 N Adams Rd	Rochester Hills	MI	48309
WH|BM	3095	Birkdale Village	BirkdleV/Hntersvle NC3095	16835 Birkdale Commons Pkwy, Ste A	Huntersville	NC	28078
WH|BM	3096	University Park Village	UnivPrkVlg/FtWorth TX3096	1600 S University Dr, Ste 606	Fort Worth	TX	76107
WH|BM	3097	Crabtree Valley Mall	CrbtreeVly/Raleigh NC3097	4325 Glenwood Ave, Ste 1085	Raleigh	NC	27612
WH|BM	3098	The Promenade at Bonita Bay	Prmnade/Bonita Spg FL3098	26821 S Bay Dr, Ste 116	Bonita Springs	FL	34134
WH|BM	3100	Whaler’s Village	WhalersVlg/Lahaina HI3100	2435 Kaanapall Pkwy, Bldg D-6	Lahaina	HI	96761
WH|BM	3101	Market Fair	MarketFair/Princtn NJ3101	3535 US Route 1, Ste 163/165	Princeton	NJ	08540
WH|BM	3102	The Fashion Show	FashnShwM/LasVegas NV3102	3200 Las Vegas Blvd S, Ste 1425	Las Vegas	NV	89109
WH|BM	3103	Foothill Village	FthillVlg/SaltLakeUT3103	1330 Foothill Dr	Salt Lake City	UT	84108
WH|BM	3104	Greenville Center	Greenville Center DE3104	3801 Kennett Pike, Ste E235	Greenville	DE	19807
WH|BM	3105	Lakeside Shopping Center	LakesdeSC/Metairie LA3105	3301 Veterans Memorial Blvd, Ste 42	Metairie	LA	70002
WH|BM	3106	Garden City Shopping Center	GardenCity/Cranstn RI3106	100 Midway Rd, #112	Cranston	RI	02920
WH|BM	3107	The District at Monroeville	Monroeville Mall PA3107	200 Monroeville Mall, Ste B1	Monroeville	PA	15146
WH|BM	3108	Worthington Square Mall	Worthington Mall OH3108	110 Worthington Square Mall	Worthington	OH	43085
WH|BM	3109	Oak Park Mall	OakPrkM/OverlandPk KS3109	11227 W 95th St	Overland Park	KS	66214
WH|BM	3110	Champions Forest Plaza	ChampnsFrst/Houstn TX3110	5446 FM 1960 West	Houston	TX	77069
WH|BM	3111	Harbour Center	AnnapolisHarborCtr MD3111	2490 Solomons Island Rd	Annapolis	MD	21401
WH|BM	3112	Memorial City Mall	Mem’ICityM/Houston TX3112	900 Gessner Rd, Ste 807	Houston	TX	77024
WH|BM	3113	The Shops at Briargate	Briargate/Co Sprgs CO3113	1845 Briargate Pkwy, Ste 425	Colorado Springs	CO	80920

Schedule 5.1 (x)-1	WHBM	Page 11

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP

WH|BM	3114	The Shoppes at Arbor Lakes	Shps@ArbrLk/MGrove MN3114	12277 Elm Creek Blvd	Maple Grove	MN	55369
WH|BM	3115	Short Pump Town Center	ShortPump/Richmond VA3115	11800 W Broad St, Ste 2118	Richmond	VA	23233
WH|BM	3116	Stony Point	Stony Pt/Richmond VA3116	9200 Stonypoint Pkwy, Ste 109	Richmond	VA	23235
WH|BM	3117	The Avenue West Cobb	West Cobb/Marietta GA3117	3625 Dallas Hwy SW, Ste 610	Marietta	GA	30062
WH|BM	3118	The Shoppes at Grand Prairie	GrndPrairie/Peoria IL3118	5201 W War Memorial Dr, Ste 247	Peoria	IL	61615
WH|BM	3119	Danbury Fair Mall	Danbury Fair Mall CT3119	7 Backus Ave, Ste C-112	Danbury	CT	06810
WH|BM	3120	The Forum at Carlsbad	Forum at Carlsbad CA3120	1911 Calle Barcelona, Ste 157	Carlsbad	CA	92009
WH|BM	3121	Destin Commons	Destin Commons FL3121	4363 Legendary Dr, D104	Destin	FL	32541
WH|BM	3122	The Shops at Clarkson Corner	ClrksnCnr/Chstrfld MO3122	1590 Clarkson Road, Ste 105	Chesterfield	MO	63017
WH|BM	3123	The Shops on Lane Avenue	LaneAve/UArlington OH3123	1665 W Lane Ave	Upper Arlington	OH	43221
WH|BM	3124	Corona Del Mar Plaza	CrnaDelMar/NwptBch CA3124	840 Avocado Ave	Newport Beach	CA	92660
WH|BM	3125	Kierland Commons	KierlandC/Scttsdle AZ3125	15044 N Scottsdale Rd, Ste 150	Scottsdale	AZ	85254
WH|BM	3126	The Forum on Peachtree Parkway	ForumPchtr/Norcrss GA3126	5135 Peachtree Pkwy, Ste 920	Norcross	GA	30092
WH|BM	3127	North Point Village	NPointM/Alpharetta GA3127	1000 N Point Cir, Ste 2132	Alpharetta	GA	30022
WH|BM	3128	Stonebriar Centre	StnbriarCtr/Frisco TX3128	2601 Preston Rd, Ste 2080	Frisco	TX	75034
WH|BM	3129	Shops at Mission Viejo	Shops@Mission Viejo CA3129	836 The Shops at Mission Viejo	Mission Viejo	CA	92691
WH|BM	3130	Houston Galleria	Houston Galleria TX3130	5135 W Alabama St, Ste 7070	Houston	TX	77056
WH|BM	3131	Thoroughbred Village Shopping Ce	ThbredVllge/Frnkln TN3131	535 Cool Springs Blvd, Ste 110	Franklin	TN	37067
WH|BM	3132	The District at Green Valley Ranch	GrnVlyRnch/LsVegas NV3132	2260 Village Walk Dr, Suite 118	Henderson	NV	89052
WH|BM	3133	Mashpee Commons	Mashpee Commons MA3133	8 Market St, Bldg 7, Ste 106	Mashpee	MA	02649
WH|BM	3134	The Village at Arrowhead	Vlg@Arrowhd/Glndle AZ3134	20004 N 67th Ave, Ste 506	Glendale	AZ	85308
WH|BM	3135	Village Square at Dana Park	VlgSq@DanaPrk/Mesa AZ3135	1660 S Val Vista Dr, Ste 119	Mesa	AZ	85204
WH|BM	3136	Bel Mar	Bel Mar/Lakewood CO3136	354 S Teller St	Lakewood	CO	80226
WH|BM	3138	Spring Creek Plaza	SprCreekPlz/Edmond OK3138	1454 S Bryant Ave	Edmond	OK	73034
WH|BM	3139	The Woodlands Mall	Woodlands Mall TX3139	1201 Lake Woodlands Dr, Ste 3014	The Woodlands	TX	77380
WH|BM	3140	5265 East 2nd Street	2nd St/Long Beach CA3140	5265 East 2nd St.	Long Beach	CA	90803
WH|BM	3141	Tysons Corner Center	TysonsCrnrC/McLean VA3141	8023L Tysons Corner Center, Ste A	McLean	VA	22102
WH|BM	3142	Westfield Fashion Square	FashnSqM/ShermanOk CA3142	14006 Riverside Dr, Ste 73	Sherman Oaks	CA	91423
WH|BM	3143	Barefoot Landing	BareftLndg/NMyrtle SC3143	4822 Hwy 17 S	North Myrtle Beach	SC	29582
WH|BM	3144	Derby Street Shoppes	DrbyStShps/Hingham MA3144	92 Derby St, Ste 119	Hingham	MA	02043
WH|BM	3145	The Shops at Saddle Creek	SaddleCr/Germntown TN3145	7615 W Farmington Blvd, Ste 19	Germantown	TN	38138
WH|BM	3146	A Street Station	A StSta/LakeOswego OR3146	220 A Avenue, Ste 100	Lake Oswego	OR	97034
WH|BM	3147	Bellevue Square	Bellevue Square WA3147	233 Bellevue Sq	Bellevue	WA	98004
WH|BM	3148	The Mall at Green Hills	GreenHills/Nshvlle TN3148	2126 Abbott Martin Rd, Ste 276	Nashville	TN	37215
WH|BM	3149	Legacy Village	LegacyVlg/Lyndhrst OH3149	25335 Cedar Road	Lyndhurst	OH	44124
WH|BM	3150	Old Town Center	OldTwnCtr/LosGatos CA3150	50 University Ave, Ste D-220	Los Gatos	CA	95030
WH|BM	3151	Fairfax Corner	Fairfax Corner VA3151	11945A Grand Commons Ave	Fairfax	VA	22030
WH|BM	3152	Miromar Outlets	MiromarOutl/Estero FL3152	10801 Corkscrew Rd, Ste 413	Estero	FL	33928
WH|BM	3153	180 Clayton Lane	ClaytonLane/Denver CO3153	180 Clayton Lane	Denver	CO	80206
WH|BM	3154	Jordan Creek Town Center	JrdnCrkTC/WDesMoin IA3154	101 Jordan Creek Pkwy, Ste 11310	West Des Moines	IA	50266
WH|BM	3155	The Quarter at Tropicana	Qrtr@Trpcna/AtlCty NJ3155	2801 Pacific Ave, Ste 210A	Atlantic City	NJ	08401
WH|BM	3156	Wheaton Town Square	Wheaton Town Sq IL3156	81 Town Square	Wheaton	IL	60189
WH|BM	3157	Barton Creek Square	BartonCrkSq/Austin TX3157	2901 S Capital of Texas Hwy, Ste R09A	Austin	TX	78746
WH|BM	3159	Shoppes at Bellemead	Shps@Bllmd/Shrvprt LA3159	6535 Youree Dr, 106	Shreveport	LA	71105
WH|BM	3160	Inwood Village	InwoodVllge/Dallas TX3160	5350 W Lovers Lane, Ste 122	Dallas	TX	75209
WH|BM	3161	Commons at Calabasas	Commons@Calabasas CA3161	4719 Commons Way, Ste K	Calabasas	CA	91302
WH|BM	3162	Las Vegas Premium Outlets	LasVegasPremOutlet NV3162	875 S Grand Central Pkwy, Ste 1636	Las Vegas	NV	89106
WH|BM	3163	Paradise at Seminole Hard Rock	Pardis@SHRC/Hllywd FL3163	5770 Seminole Way	Fort Lauderdale	FL	33314
WH|BM	3164	Main Street Promenade	MnStProm/Napervlle IL3164	55 S Main St, Ste 159	Naperville	IL	60540
WH|BM	3165	Phipps Plaza	Phipps Plz/Atlanta GA3165	3500 Peachtree Rd NE, Ste A19	Atlanta	GA	30326
WH|BM	3166	Clay Terrace	ClayTerrace/Carmel IN3166	14390 Clay Terrace Blvd, Ste 130	Carmel	IN	46032
WH|BM	3167	Easton Town Center	Easton TC/Columbus OH3167	3953 Easton Sq PI W, Ste 107	Columbus	OH	43219
WH|BM	3168	Riverchase Galleria	RivrchsGall/Hoover AL3168	2000 Riverchase Galleria, Ste 125	Hoover	AL	35244
WH|BM	3169	Westfield Valley Fair	VllyFair/SantaClra CA3169	2855 Stevens Creek Blvd, Ste 1111	Santa Clara	CA	95050
WH|BM	3170	The Shops at Evergreen Walk	EvrgrnWlk/SthWndsr CT3170	201 Evergreen Way, Ste 225	South Windsor	CT	06074
WH|BM	3171	The Village at Alderwood	Vlg@Alderwd/Lynnwd WA3171	3000 184th St SW, Ste 936	Lynnwood	WA	98037
WH|BM	3172	The Shoppes at Farmington Valley	Sh@FrmgtnVI/Canton CT3172	110 Albany Turnpike, Ste 900	Canton	CT	06019
WH|BM	3173	The Shops at Bell Tower	BellTower/Ft Myers FL3173	13499 US 41 SE, Ste 127	Fort Myers	FL	33907
WH|BM	3175	North Towne Plaza Shopping	NoTwnPlz/Albuqrque NM3175	5901 Wyoming Blvd NE, Ste P-1	Albuquerque	NM	87109
WH|BM	3176	Woodbury Lakes	Woodbury Lakes MN3176	9040 Hudson Rd, Ste 210	Woodbury Lakes	MN	55125
WH|BM	3177	Victoria Gardens	VctrGdn/RnchoCcmng CA3177	12526 S Mainstreet, Ste 1725	Rancho Cucamonga	CA	91739
WH|BM	3178	La Encantada	LaEncantada/Tucson AZ3178	2905 E Skyline Dr, Ste 190	Tucson	AZ	85718
WH|BM	3179	Preston Oaks Center	PrstnOaksCtr/Dllas TX3179	10720 Preston Rd, Ste 1100	Dallas	TX	75230
WH|BM	3180	Village Pointe	VillagePoint/Omaha NE3180	17170 Davenport St, Ste 100	Omaha	NE	68118
WH|BM	3181	Towne Center at Cedar Lodge	TC@CdrLdg/BtnRouge LA3181	7519 Corporate Blvd, Ste 330, Bdg C	Baton Rouge	LA	70809
WH|BM	3182	The Trails Shopping Center	TrailsSC/OrmondBch FL3182	280 N Nova Rd	Ormond Beach	FL	32174
WH|BM	3183	Louisiana Boardwalk	LBrdwlk/BossierCty LA3183	344 Boardwalk Blvd	Bossier City	LA	71111
WH|BM	3184	Greenway Station	GrnwaySt/Middleton WI3184	1621 Deming Way, Ste 106	Middleton	WI	53562
WH|BM	3185	Algonquin Commons	Algonquin Commons IL3185	1972 S Randall Rd	Algonquin	IL	60102
WH|BM	3186	The Streets of Tanasboume	StsofTnsbrn/Hisbro OR3186	2035 NWAllie Ave, 110	Hillsboro	OR	97124
WH|BM	3187	Natick Collection	Natick Mall MA3187	1245 Worcester St, Ste 1136	Natick	MA	01760
WH|BM	3188	Pacific Place	PacficPlce/Seattle WA3188	600 Pine St, Ste 301	Seattle	WA	98101
WH|BM	3189	Baybrook Mall	Baybrook M/Houston TX3189	116 Baybrook Mall	Friendswood	TX	77546
WH|BM	3190	Suburban Square	SuburbanSq/Ardmore PA3190	60 Coulter Ave	Ardmore	PA	19003
WH|BM	3191	Arundel Mills	ArndlMills/Hanover MD3191	7000 Arundel Mills Cir, Sp. 458	Hanover	MD	21076
WH|BM	3192	Deerfield Towne Center	Deerfield TC/Mason OH3192	5565 Deerfield Blvd, Ste 3060	Mason	OH	45040
WH|BM	3193	Crocker Park Shopping Center	CrockerPrk/Wstlake OH3193	197 Main St	Westlake	OH	44145
WH|BM	3194	St Johns Town Center	StJohnsTC/Jacksnvl FL3194	4813 River City Dr, Ste 119	Jacksonville	FL	32246
WH|BM	3195	Melbourne Square Mall	Melbourne Square FL3195	1700 W Haven Ave, Ste 761A	Melbourne	FL	32904
WH|BM	3196	Chandler Fashion Center	ChandlerFashionCtr AZ3196	3111 W Chandler Blvd, Ste 2060	Chandler	AZ	85226
WH|BM	3197	Prime Outlets at San Marcos	PrmOutl San Marcos TX3197	3939 S IH 35, Ste 1235	San Marcos	TX	78666
WH|BM	3198	Penn Square Mall	PennSqM/OklaCity OK3198	1901 NW Expressway, Ste 1043B	Oklahoma City	OK	73118
WH|BM	3199	Palisades Center	PalisdesCtr WNyack NY3199	1000 Palisades Center Dr, Ste B-116	West Nyack	NY	10994
WH|BM	3200	Westfield West County	WCountyCt/DesPeres MO3200	44 West County Center, #1160	Des Peres	MO	63131
WH|BM	3201	Firewheel Town Center	FirewheelTC/Garlnd TX3201	485 Coneflower Dr, Spc B15	Garland	TX	75040
WH|BM	3202	The Lakes at Thousand Oaks	Lakes@ThousandOaks CA3202	2200 Thous Oaks Blvd, Ste. 100	Thousand Oaks	CA	91362
WH|BM	3203	Westview Promenade	Wview Prom/Fredrck MD3203	5249 Buckeystown Plke	Frederick	MD	21703
WH|BM	3204	Abercom Walk	AbrcmWlk/Savannah GA3204	5525 Abercorn St, Ste 140	Savannah	GA	31405

Schedule 5.1 (x)-1	WHBM	Page 12

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP

WH|BM	3205	Waterside Marina	MrinaWtrs/MrinaDR CA3205	4726 Admiralty Way, Spc B1	Marina del Rey	CA	90292
WH|BM	3206	The Shoppes at Susquehanna Marl	SusqhnaMktp/Hrsbrg PA3206	2587 Brindle Dr	Harrisburg	PA	17110
WH|BM	3207	Waterside Shops at Pelican Bay	Waterside/Naples FL3207	5485 Tamiami Trail N, Ste 9	Naples	FL	34108
WH|BM	3208	The Avenue Carriage Crossing	AvCrgCrsg/Coliervl TN3208	4610 Merchants Park Cir, Ste 54	Collierville	TN	38017
WH|BM	3209	Hunt Valley Towne Center	Hunt Valley TC MD3209	116 Shawan Rd, Ste 2	Hunt Valley	MD	21030
WH|BM	3210	Orland Park Crossing	Orland Park Crssng IL3210	14215 S La Grange Rd, Ste 122	Orland Park	IL	60462
WH|BM	3211	The Shops at La Cantera	LaCntera/SnAntonio TX3211	15900 La Cantera Pkwy, Bldg 11	San Antonio	TX	78256
WH|BM	3212	Irvine Spectrum Center	Irvine SpectrumCtr CA3212	85 Fortune Dr, Ste 321	Irvine	CA	92618
WH|BM	3213	Arden Fair	ArdnFair/Sacramnto CA3213	1689 Arden Way, Ste 1126	Sacramento	CA	95815
WH|BM	3214	Atlantic Station	AtlanticSt/Atlanta GA3214	265 18th St, Ste 4170	Atlanta	GA	30363
WH|BM	3215	NorthPark Center	NorthPrkCtr/Dallas TX3215	8687 N Central Expressway, Ste 1124	Dallas	TX	75225
WH|BM	3216	Woodburn Company Stores	Woodbum Co Stores OR3216	1001 N Arney Rd, Ste 802	Woodburn	OR	97071
WH|BM	3217	The Summit Sierra	Summit Sierra/Reno NV3217	13945 S Virginia St, Ste 608	Reno	NV	89511
WH|BM	3218	Oakbrook Center	Oakbrook Center IL3218	74 Oakbrook Center	Oak Brook	IL	60523
WH|BM	3219	Washington Square	Washington Sq/Tigard OR3219	9336 SW Washington Square Rd	Tigard	OR	97223
WH|BM	3220	Bridgeport Village	BridgprtVlg/Tigard OR3220	7349 SW Bridgeport Rd	Tigard	OR	97224
WH|BM	3221	The Shops at Hamburg Village	HambrgVlg/Lexingtn KY3221	2304 Sir Barton Way, Ste 160	Lexington	KY	40509
WH|BM	3222	136 5th Avenue	FlatironDst/NewYrk NY3222	136 Fifth Ave	New York	NY	10011
WH|BM	3223	Pier at Caesar’s	Pier@Cesrs/AtlCity NJ3223	1 Atlantic Ocean, Unit 1230	Atlantic City	NJ	08401
WH|BM	3224	Crestview Hills Town Center	Crestview Hills TC KY3224	2840 Town Center Blvd	Crestview Hills	KY	41017
WH|BM	3225	Prime Outlets Queenstown	PrimOut Queenstown MD3225	105 Outlet Center Dr, Ste F060	Queenstown	MD	21658
WH|BM	3226	Water Tower Place	WaterTower/Chicago IL3226	835 N Michigan Ave, Ste 306	Chicago	IL	60611
WH|BM	3227	Midtowne Shopping Center	MdtwnSC/LittleRock AR3227	201 N University Ave, Ste 190	Little Rock	AR	72205
WH|BM	3228	Redmond Town Center	Redmond Town Ctr WA3228	16417 NE 74th St	Redmond	WA	98052
WH|BM	3229	City Place at the Promenade	CityPlce/Edgewater NJ3229	66 The Promenade, Suite C4A	Edgewater	NJ	07020
WH|BM	3230	The Shops at Atlas Park	Shps@AtlsPk/Glndle NY3230	7103 80th St, Spc 7-104	Glendale	NY	11385
WH|BM	3231	Simi Valley Town Center	Simi Valley TC CA3231	1555 Simi Valley Town Center Way, Ste 160	Simi Valley	CA	93065
WH|BM	3232	Tanger Outlet Center	RivieraOutlt/Foley AL3232	2601 S McKenzie St, Ste W7	Foley	AL	36535
WH|BM	3233	The Promenade Shops at Dos	DosLagosCtr/Corona CA3233	2780 Cabot Dr, Ste 5-155	Corona	CA	92883
WH|BM	3234	Southlake Town Square	Southlake Town Sq TX3234	303 Grand Ave E	Southlake	TX	76092
WH|BM	3235	Prime Outlets Jeffersonville	PrmOut Jeffersnvll OH3235	8565 Factory Shops Blvd	Jeffersonville	OH	43218
WH|BM	3236	Streets of Chester	Streets of Chester NJ3236	450 US Highway 206 S	Chester	NJ	07930
WH|BM	3237	North Georgia Premium Outlets	N GA PrmOut/Dwsnvl GA3237	800 Hwy 400 S, Ste 440	Dawsonville	GA	30534
WH|BM	3238	Southside Works	SouthsdWks/Pttsbrg PA3238	2724 Sidney St	Pittsburgh	PA	15203
WH|BM	3239	Branson Landing	Branson Landing MO3239	911 Branson Landing Blvd	Branson	MO	65616
WH|BM	3240	Southcenter	Southcentr/Seattle WA3240	656 Southcenter Mall, Spc 1130	Tukwila	WA	98188
WH|BM	3241	Northbrook Court	Northbrook Court IL3241	2200 Northbrook Ct	Northbrook	IL	60062
WH|BM	3242	La Plaza Mall	La Plaza/McAllen TX3242	2200 South 10th St, Ste H08	McAllen	TX	78503
WH|BM	3243	BoDo	BoDo/Boise ID3243	836 W Broad St	Boise	ID	83702
WH|BM	3244	The Village at Corte Madera	Villge@CorteMadera CA3244	1518 Redwood Hwy	Corte Madera	CA	94925
WH|BM	3246	Mayfaire Towne Centre	MayfaireTC/Wlmngtn NC3246	872 Inspiration Dr	Wilmington	NC	28405
WH|BM	3247	Willowbrook Mall	Willowbrk Ml/Wayne NJ3247	1100 Willowbrook Mall	Wayne	NJ	07470
WH|BM	3248	Miami International	Miami Intrnl/Doral FL3248	1455 NW 107th Ave, Ste 350A	Doral	FL	33172
WH|BM	3249	Twenty Ninth Street	29th Street/Boulder CO3249	1805 29th Street	Boulder	CO	80301
WH|BM	3250	Southlands	Southlands/Aurora CO3250	6200 S Main St, Unit J102	Aurora	CO	80016
WH|BM	3251	Pinnacle Hills Promenade	PnnclHlsPrm/Rogers AR3251	2203 South Promenade Blvd, Ste 9100	Rogers	AR	72758
WH|BM	3252	Ridgedale Center	RidgdlC/Minnetonka MN3252	12721 Wayzata Blvd.	Minnetonka	MN	55305
WH|BM	3253	Wrentham Village Premium Outlets	Wrentham VlgPrmOut MA3253	1 Premium Outlets Blvd, 480	Wrentham	MA	02093
WH|BM	3254	Blakeney	Blakeney/Charlotte NC3254	9852 Rea Rd, Ste G	Charlotte	NC	28277
WH|BM	3255	ABQ Uptown	ABQUptown/Albuqurq NM3255	2241 Q Street NE, Ste 7E	Albuquerque	NM	87110
WH|BM	3256	The Greene	The Greene/Dayton OH3256	94 Plum St	Dayton	OH	45440
WH|BM	3257	The Avenue Webb Gin	AveWbGn/Snellville GA3257	1350 Scenic Hwy, Ste 312	Snellville	GA	30078
WH|BM	3258	The Shops at Riverside	RiversideM/Hcknsck NJ3258	259 Riverside Sq	Hackensack	NJ	07601
WH|BM	3259	The Shops at Coconut Point	Sh@CocontPt/Estero FL3259	23161 Fashion Dr, Ste 105	Estero	FL	33928
WH|BM	3260	Birch Street Promenade	Birch St Prom/Brea CA3260	110 W Birch St, Unit B-6	Brea	CA	92821
WH|BM	3261	Battlefield Mall	BattlfldM/Sprngfld MO3261	2825 S Glenstone Ave, Ste H10	Springfield	MO	65804
WH|BM	3262	Prime Outlets at Pleasant Prairie	Pleasant Prairie O WI3262	11601 108th St, Ste 585	Pleasant Prairie	WI	53158
WH|BM	3263	Prime Outlets at Ellenton	PrimeOutl@Ellenton FL3263	5621 Factory Shops Blvd, Ste B425	Ellenton	FL	34222
WH|BM	3264	First Colony Mall	1stColonyM/Sgrland TX3264	16535 Southwest Freeway, Ste 4004	Sugar Land	TX	77479
WH|BM	3265	Shadyside	Shadysd/Pittsburgh PA3265	5533 Walnut St	Pittsburgh	PA	15232
WH|BM	3266	Town Center at Otay Ranch	OtayRnch/ChulaVsta CA3266	2015 Birch Rd, Ste 901	Chula Vista	CA	91913
WH|BM	3267	The Shops at Friendly Center	FrndlyCtr/Grnsboro NC3267	3326 W Friendly Ave, Ste 110	Greensboro	NC	27408
WH|BM	3268	Green Oak Village Place	GrnOakVIPI/Brightn MI3268	9650 Village Place Blvd	Brighton	MI	48116
WH|BM	3269	The Village at Bridgewater Common	Vlg@Bridgewtr Cmns NJ3269	620 Commons Way, Ste 4180	Bridgewater	NJ	08807
WH|BM	3270	Round Rock Premium Outlet	RndRckPrem/RndRock TX3270	4401 N IH-35, Ste 573	Round Rock	TX	78664
WH|BM	3271	Fox River Mall	FoxRiverM/Appleton WI3271	4301 W Wisconsin Ave, Ste 123	Appleton	WI	54913
WH|BM	3272	Fig Garden Village	FigGardnVlg/Fresno CA3272	714 W Shaw Ave	Fresno	CA	93704
WH|BM	3274	LaCenterra at Cinco Ranch	LaCntra@CncoR/Katy TX3274	23501 Cinco Ranch Blvd, Ste G100	Katy	TX	77494
WH|BM	3275	Regency Court	RegencyCt/Omaha NE3275	120 Regency Pkwy, Ste 154	Omaha	NE	68114
WH|BM	3276	Yacht Haven Grande	YachtHvnG/StThomas VI3276	5316 Yacht Haven Grande, Ste 116	Saint Thomas	VI	00802
WH|BM	3277	River Park Square	RiverPrkSq/Spokane WA3277	808 W Main Ave, Ste 104	Spokane	WA	99201
WH|BM	3278	Mall at Millenia	Mllf@Mllnia/Orlando FL3278	4200 Conroy Rd, Ste 230	Orlando	FL	32839
WH|BM	3279	Westfield Topanga	Topnga/Canoga Park CA3279	6600 Topanga Canyon Blvd, Unit 1076	Canoga Park	CA	91303
WH|BM	3280	Mayfair Mall	MayfairM/Wauwatosa WI3280	2500 N Mayfair Rd, Spc 030	Wauwatosa	WI	53226
WH|BM	3281	Altamonte Mall	Altamonte Springs FL3281	451 E Altamonte Dr, Ste 2341	Altamonte Springs	FL	32701
WH|BM	3282	Laurel Park Place	LaurelPkPI/Livonia MI3282	37558 West 6 Mile Rd	Livonia	MI	48152
WH|BM	3283	Bayshore Town Center	Bayshore/Glendale WI3283	5683 N Centerpark Way	Glendale	WI	53217
WH|BM	3284	The Heritage Courtyard at Oakway	HeritgeCtyd/Eugene OR3284	2 Oakway Center	Eugene	OR	97401
WH|BM	3285	Fashion Place	Fashion Plc/Murray UT3285	6191 S State St, Ste 217	Murray	UT	84107
WH|BM	3286	The Oaks Mall	Oaks M/Gainesville FL3286	6287 Newberry Rd, F-1	Gainesville	FL	32605
WH|BM	3287	Westfield Valencia Town Center	Valencia Town Ctr CA3287	24251 Town Center Dr, Ste 135	Valencia	CA	91355
WH|BM	3288	Stonestown Galleria	Stonestwn/SnFrnsco CA3288	3251 20th Ave, Ste 227	San Francisco	CA	94132
WH|BM	3289	Eastview Mall	EastviewMll/Victor NY3289	168 Eastview Mall	Victor	NY	14564
WH|BM	3290	Lincolnshire Commons	Lincolnshire Commons IL3290	970 Milwaukee Ave, Ste G	Lincolnshire	IL	60069
WH|BM	3291	206 East Broad Street	Broad St/Westfield NJ3291	206 East Broad St	Westfield	NJ	07090
WH|BM	3292	The Promenade Shops at Centerra	Sh@Centera/Lovelnd CO3292	5943 Sky Pond Dr, Unit 178	Loveland	CO	80538
WH|BM	3293	The Avenue Peachtree City	Ave Peachtree City GA3293	254 City Cir, Ste 1220	Peachtree City	GA	30269
WH|BM	3294	Smith Haven Mall	SmithHavnM/LkGrove NY3294	634 Smith Haven Mall, R-05	Lake Grove	NY	11755

Schedule 5.1 (x)-1	WHBM	Page 13

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP

WH|BM	3295	The Falls Shopping Center	Miami Falls SC FL3295	8888 SW 136th St, Ste 308	Miami	FL	33176
WH|BM	3296	Westfield Brandon	Brandon Town Center FL3296	872 Brandon Town Center	Brandon	FL	33511
WH|BM	3297	The Mall in Columbia	Mall in Columbia MD3297	10300 Little Patuxent Pkwy, Ste 2730	Columbia	MD	21044
WH|BM	3299	Valley Square Shopping Center	VallySq/Warrington PA3299	1558 Main St, Bldg 6, Suite 605	Warrington	PA	18976
WH|BM	3300	The Outlets at Hershey	Outlets at Hershey PA3300	58 Outlet Sq	Hershey	PA	17033
WH|BM	3301	The Orchard	Orchard Park NY3301	4005 N Buffalo Rd, Ste 300	Orchard Park	NY	14127
WH|BM	3302	Shops at Highland Village	Sh@HighlandVillage TX3302	1501 Cottonwood Creek, Ste 160	Highland Village	TX	75077
WH|BM	3303	Village at Stone Oak	VI@StnOak/SnAntnio TX3303	22714 US Hwy 281 N, Ste 101	San Antonio	TX	78258
WH|BM	3304	Heritage Square	HeritageSq/Granger IN3304	7220 Heritage Square Dr, Ste 565	Granger	IN	46530
WH|BM	3305	The Shops at Pembroke Gardens	Sh@PmbrkG/PmbrkPns FL3305	428 SW 145th Ter	Pembroke Pines	FL	33027
WH|BM	3306	Bridge Street Town Centre	BrdgStTC/Huntsvill AL3306	320 The Bridge St, Ste 124	Huntsville	AL	35806
WH|BM	3307	Hill Country Galleria	HillCntryG/BeeCave TX3307	12821 Hill Country Blvd, Ste C2-105	Bee Cave	TX	78738
WH|BM	3308	San Tan Village	SanTanVlge/Gilbert AZ3308	2168 E Williams Field Rd, Bldg 8 Ste 109	Gilbert	AZ	85295
WH|BM	3309	The Shoppes at Old Bridge	Shops @ Old Bridge NJ3309	3873 US Hwy 9, Spc R	Old Bridge	NJ	08857
WH|BM	3310	Queens Center	QueensCtr/Elmhurst NY3310	90-15 Queens Blvd, 1061	Elmhurst	NY	11373
WH|BM	3311	Blackhawk Plaza	BlackhwkPlz/Danvll CA3311	3416 Blackhawk Plaza Cir	Danville	CA	94506
WH|BM	3312	Cambridgeside Galleria	CmbrdgSdG/Cambrdge MA3312	100 Cambridgeside Pl, E308	Cambridge	MA	02141
WH|BM	3313	New Town Shops on Main	NewTwnSh/Willmsbrg VA3313	5110 Main St	Williamsburg	VA	23188
WH|BM	3314	Lehigh Valley Mall	LehiVlly/Whitehall PA3314	935 Lehigh Lifestyle Center	Whitehall	PA	18052
WH|BM	3315	Shoppes of Burr Ridge	Burr Ridge VillCtr IL3315	575 Village Center Dr	Burr Ridge	IL	60527
WH|BM	3316	Town Square Las Vegas	Town Sq/Las Vegas NV3316	6671 Las Vegas Blvd S, Ste 115 Bldg D	Las Vegas	NV	89119
WH|BM	3317	The Streets of Cranberry	Sts of Cranberry PA3317	20412 Route 19, Ste 320	Cranberry Township	PA	16066
WH|BM	3318	Perkins Rowe	PrknsRw/BatonRouge LA3318	10155 Perkins Rowe, Ste 190	Baton Rouge	LA	70810
WH|BM	3319	Mall St. Matthews	MStMthws/Louisvlle KY3319	5000 Shelbyville Rd, Ste 1245	Louisville	KY	40207
WH|BM	3320	The Shops at Fallen Timbers	FallnTimbrs/Maumee OH3320	3100 Main Street, Ste 520	Maumee	OH	43537
WH|BM	3321	Fashion Mall at Keystone	FshnMI@Keystn/lndy IN3321	8702 Keystone Crossing Dr, Ste 122	Indianapolls	IN	46240
WH|BM	3322	Dadeland Mall	DadelandMall/Miami FL3322	7449 N Kendall Dr, Ste 1850	Miami	FL	33156
WH|BM	3323	Freehold Raceway Mall	Freehold Raceway NJ3323	3710 Route 9, Ste 2820	Freehold	NJ	07728
WH|BM	3324	Bradley Fair Shopping Center	BradleyFair/Wichita KS3324	1900 N Rock Rd, Ste 138	Wichita	KS	67206
WH|BM	3325	Paseo Nuevo	PaseoNuevo/SBarbra CA3325	317 Paseo Nuevo	Santa Barbara	CA	93101
WH|BM	3326	Prime Outlets at Grove City	PrimOut Grove City PA3326	1911 Leesburg Grove City Rd, Spc 400	Grove City	PA	16127
WH|BM	3327	Town & Country Village	T&CVillage/Houston TX3327	12850 Memorial Dr, Ste 300	Houston	TX	77024
WH|BM	3328	The Fountains	Fountains/Rosevlle CA3328	1182 Roseville Pkwy, Ste 180	Roseville	CA	95678
WH|BM	3329	The Domain	The Domain/Austin TX3329	11401 Century Oaks Ter, Ste 121	Austin	TX	78758
WH|BM	3330	Park City Center	ParkCtyCntr/Lancaster PA3330	357 Park City Center, Ste C357	Lancaster	PA	17601
WH|BM	3331	Greenwood Park Mall	Greenwood ParkMall IN3331	1251 US Hwy 31 N, Spc P110	Greenwood Park	IN	46142
WH|BM	3332	Blue Back Square	BlueBackSq/WHrtfrd CT3332	69 Memorial Rd, Spc C10	West Hartford	CT	06107
WH|BM	3333	Clackamas Town Center	Clackmas TC/Portlnd OR3333	11860 SE 82nd Ave, Ste 3005	Happy Valley	OR	97086
WH|BM	3334	Willow Grove Park Mall	Willow Grove Park PA3334	2500 Moreland Rd, Ste 2032	Willow Grove	PA	19090
WH|BM	3335	The Avenue Murfreesboro	Ave Murfreesboro TN3335	2615 Medical Center Pkwy, Ste 1420	Murfreesboro	TN	37219
WH|BM	3336	The Shoppes at North Brunswick	Sh@North Brunswick NJ3336	527 Shoppes Blvd, Spc E1	North Brunswick	NJ	08902
WH|BM	3337	Royal Hawailan Shopping Center	RoylHwianSC/Wakiki HI3337	2233 Kalakaua Avenue	Honolulu	HI	96815
WH|BM	3338	South Hills Village	SthHIsVlg/Pittsbrg PA3338	301 South Hills Village, Sp. #1220	Pittsburgh	PA	15241
WH|BM	3339	West Town Mall	WstTownM/Knoxville TN3339	7600 Kingston Pike	Knoxville	TN	37919
WH|BM	3340	Tustin Marketplace	Tustin Marketplace CA3340	2991 El Camino Real	Tustin	CA	92782
WH|BM	3341	Arlington Highlands	Arlington Highlnds TX3341	3900 Arlington Highlands Blvd, Ste 189	Arlington	TX	76018
WH|BM	3342	Del Monte Center	DelMonteCtr/Montry CA3342	226 Del Monte Center, 2-1B	Monterey	CA	93940
WH|BM	3343	University Mall	UniversityMll/Orem UT3343	575 E University Pkwy, Spc N241	Orem	UT	84097
WH|BM	3344	Milford Marketplace	Milford Marktplace CT3344	1666 Boston Post Rd	Milford	CT	06460
WH|BM	3345	Atrium Mall	AtriumM/ChestntHll MA3345	300 Boylston St, Space D434B	Chestnut Hill	MA	02467
WH|BM	3346	Stuyvesant Plaza	StyvesntPlz/Albany NY3346	1475 Western Ave, Ste 23E	Albany	NY	12203
WH|BM	3347	Philadelphia Premium Outlets	PhilPrOut/Pitstown PA3347	18 Lightcap Rd, Ste 1123	Pottstown	PA	19464
WH|BM	3348	Shops at Old Mill	OldMillDistrt/Bend OR3348	325 SW Powerhouse Dr, Ste 110	Bend	OR	97702
WH|BM	3349	Augusta Mall	Augusta Mall GA3349	3450 Wrightsboro Rd, Ste B220	Augusta	GA	30909
WH|BM	3351	Westfield San Francisco Centre	San Francisco SC CA3351	865 Market St, Ste 326	San Francisco	CA	94103
WH|BM	3352	The Shops at River Park	Shps@RvrPrk/Fresno CA3352	7753 Via Del Rio	Fresno	CA	93720
WH|BM	3353	Columbiana Centre	Columbiana/Colmbia SC3353	100 Columbiana Cir, Suite 1328	Columbia	SC	29212
WH|BM	3354	Prime Outlets Orlando	PrimeOutlt Orlando FL3354	4965 Legendary Dr, #103	Orlando	FL	32819
WH|BM	3356	Westfield Old Orchard	Old Orchard/Skokie IL3356	4999 Old Orchard Center, Ste L19	Skokie	IL	60077
WH|BM	3357	Westfield Horton Plaza	HortonPlz/SanDiego CA3357	324 Horton Plaza, Ste 103	San Diego	CA	92101
WH|BM	3358	Westfield North Bridge	NrthBridge/Chicago IL3358	520 N Michigan Ave, Ste 223	Chicago	IL	60611
WH|BM	3359	Biltmore Village	BiltmreVlg/Ashvlle NC3359	3 Kitchen Place	Asheville	NC	28803
WH|BM	3360	Kenwood Towne Center	KenwoodTC/Cncinnti OH3360	7875 Montgomery Rd, Spc R035	Cincinnati	OH	45236
WH|BM	3361	Roosevelt Field Mall	RoosvltF/GardnCity NY3361	630 Old Country Road, Space #1111	Garden City	NY	11530
WH|BM	3362	The Streets of Brentwood	Strts of Brentwood CA3362	2455 Sand Creek Rd, Ste 120	Brentwood	CA	94513
WH|BM	3364	The Shops at Wiregrass	Sh@Wrgrss/WslyChpl FL3364	28250 Paseo Dr, Unit 140	Wesley Chapel	FL	33543
WH|BM	3368	The Market Common Myrtle Beach	MktCmn MyrtleBeach SC3368	3097 Howard Avenue	Myrtle Beach	SC	29577
WH|BM	3372	Rosedale Center	RsdleCtr/Roseville MN3372	177 Rosedale Center	Roseville	MN	55113
WH|BM	3373	Hamilton Town Center	HamltnTC/Noblsvlle IN3373	13170 Harrell Pkwy, Ste 300	Noblesville	IN	46060
WH|BM	3374	Treasure Coast Square	TrsrCstSq/JensnBch FL3374	3040 NW Federal Hwy	Jensen Beach	FL	34957
WH|BM	3376	Renaissance at Colony Park	Ren@ClnyPk/Ridglnd MS3376	1000 Highland Colony Pkwy, Ste 9014	Ridgeland	MS	39157
WH|BM	3379	Anaheim Garden Walk	Anaheim GardenWalk CA3379	321 W Katella Ave, Spc 136	Anaheim	CA	92802
WH|BM	3380	Ross Park Mall	RossPrk/Pittsburgh PA3380	1000 Ross Park Mall Dr, M05A	Pittsburgh	PA	15237
WH|BM	3382	Tice’s Corner Marketplace	TicesCnr/WdcliffLk NJ3382	439 Chestnut Ridge Road, Unit #439	Woodcliff Lake	NJ	07677
WH|BM	3384	Cameron Village Shopping Center	Camron Vlg/Raleigh NC3384	501 Daniels St	Raleigh	NC	27605
WH|BM	3386	Mall at Solomon Pond	M@SolomnPond/Marlb MA3386	601 Donald Lynch Blvd, N245	Marlborough	MA	01752
WH|BM	3390	Congressional Plaza	CngrsslPlz/Rckvlle MD3390	1603 Rockville Pike, Ste 30	Rockville	MD	20852
WH|BM	3391	The Avenue Forsyth	AveForsyth/Cumming GA3391	410 Peachtree Parkway, Suite 132	Cumming	GA	30041
WH|BM	3394	Woodland Hills Mall	WoodlndHills/Tulsa OK3394	7021 S Memorial Dr, Ste 186	Tulsa	OK	74133
WH|BM	3395	The Shoppes at Chino Hills	Shops@ Chino Hills CA3395	13855 City Center Drive, Ste, 3035	Chino Hills	CA	91709
WH|BM	3397	Watters Creek at Montgomery Farn	WattersCreek/Allen TX3397	880 Market Street	Allen	TX	75013
WH|BM	3401	The Promenade at Coconut Creek	Pr@Lyons/CocontCrk FL3401	4419 Lyons Road, Suite C2-101	Coconut Creek	FL	33073
WH|BM	3402	Park Meadows	PrkMeadows/Littletn CO3402	8505 Park Meadows Center Dr, Ste 2104	Lone Tree	CO	80124
WH|BM	3411	Barracks Road Shopping Center	BrracksRd/Chrittsv VA3411	1041 Emmet Street, Space #17	Chariottesville	VA	22903

	348

Schedule 5.1 (x)-1	WHBM	Page 14

Brand	Store #	Location	Company Store Name	Address	City	ST	ZIP
Soma	5001	The Shops at Bell Tower	BellTower/Ft Myers FL5001	13499 US 41 SE, Ste 131	Fort Myers	FL	33907
Soma	5002	Kierland Commons	KierlandC/Scttsdle AZ5002	7030 E Greenway Pkwy, Ste 185	Scottsdale	AZ	85254
Soma	5003	Phipps Plaza	Phipps Plz/Atlanta GA5003	3500 Peachtree Rd NE, Ste A25	Atlanta	GA	30326
Soma	5006	The Pavilion on Lovers Lane	Lovers Lane/Dallas TX5006	5600 W Lovers Ln, Ste 150	Dallas	TX	75209
Soma	5007	Preston Royal Shopping Center	PrestnRoyal/Dallas TX5007	533 Preston Royal Shopping Center	Dallas	TX	75230
Soma	5008	John Ringling Boulevard	StArmands/Sarasota FL5008	443-445 John Ringling Blvd	Sarasota	FL	34236
Soma	5009	Harbour Center	AnnapollsHarborCtr MD5009	2508 Solomons Island Rd	Annapolis	MD	21401
Soma	5010	Highland Village	HghlndVlge/Houston TX5010	4036 Westheimer	Houston	TX	77027
Soma	5011	Town Center Plaza	TownCtrPlz/Leawood KS5011	5036 W 119th St, Spc 410	Leawood	KS	66209
Soma	5012	The Fashion Show	FashnShwM/LasVegas NV5012	3200 Las Vegas Blvd S, Ste 1175	Las Vegas	NV	89109
Soma	5013	Water Tower Place	WaterTower/Chicago IL5013	835 N Michigan Ave, Ste 302	Chicago	IL	60611
Soma	5014	Preston Park Village	PrestnPkVlge/Plano TX5014	1900 Preston Rd, Ste 160	Piano	TX	75093
Soma	5015	Bellevue Square	Bellevue Square WA5015	2012 Bellevue Sq	Bellevue	WA	98004
Soma	5016	Oakbrook Center	Oakbrook Center IL5016	424 Oakbrook Center	Oak Brook	IL	60523
Soma	5017	Washington Square	Washington Sq/Tigard OR5017	9330 SW Washington Square Rd	Tigard	OR	97223
Soma	5018	Southlake Town Square	Southlake Town Sq TX5018	301 Grand Ave W	Southlake	TX	76092
Soma	5019	Mayfair Mall	MayfairM/Wauwatosa WI5019	2500 N Mayfair Rd, Ste 212B	Wauwatosa	WI	53226
Soma	5020	Northbrook Court	Northbrook Court IL5020	2146 Northbrook Ct	Northbrook	IL	60062
Soma	5021	ABQ Uptown	ABQUptown/Albuqurq NM5021	2241 Q Street NE, Ste 7C	Albuquerque	NM	87110
Soma	5022	Fig Garden Village	FigGardnVlg/Fresno CA5022	768 W Shaw Ave, Ste 105	Fresno	CA	93704
Soma	5023	The Shoppes at English Village	English Vlg/NWales PA5023	1460 Bethlehem Pike, Ste 340	North Wales	PA	19454
Soma	5024	Perimeter Mall	PerimeterM/Atlanta GA5024	4400 Ashford Dunwoody Rd NE, Ste 3025	Atlanta	GA	30346
Soma	5025	Chenal Creek Shopping Center	ChenalCr/Lttle Rck AR5025	12800 Chenal Pkwy, Ste 3	Little Rock	AR	72211
Soma	5026	The Shops at Friendly Center	FrndlyCtr/Grnsboro NC5026	3326 W Friendly Ave, Ste 108	Greensboro	NC	27410
Soma	5028	Plaza Las Américas	PlzLasAmer/HatoRey PR5028	525 Ave FD Roosevelt, Ste 450	Hato Rey	PR	00918
Soma	5029	The Streets at Southpoint	Sts@S’point/Durham NC5029	6910 Fayetteville Rd, Ste 463	Durham	NC	27713
Soma	5030	Westfield Topanga	Topnga/Canoga Park CA5030	6600 Topanga Canyon Blvd, Unit 63	Canoga Park	CA	91303
Soma	5031	The Shops at Riverside	RiversideM/Hcknsck NJ5031	91 Riverside Sq	Hackensack	NJ	07601
Soma	5032	Paramus Park	Paramus Park NJ5032	1073-B Paramus Park Mall	Paramus	NJ	07652
Soma	5034	Cary Towne Center	Cary Towne Center NC5034	1105 Walnut St, Ste 129A	Cary	NC	27511
Soma	5035	Danbury Fair Mall	Danbury Fair Mall CT5035	7 Backus Ave, Ste 106	Danbury	CT	06810
Soma	5036	Somerset Collection North	Somerset Coll/Troy MI5036	2800 W Big Beaver Rd, Ste M-134	Troy	MI	48084
Soma	5037	The Shops at Coconut Point	Sh@CocontPt/Estero FL5037	23160 Fashion Dr, Ste 109	Estero	FL	33928
Soma	5038	Laurel Park Place	LaurelPkPl/Livonia MI5038	37630 West 6 Mile Rd	Livonia	MI	48152
Soma	5039	Menlo Park Mall	MenloPrkMll/Edison NJ5039	312 Menlo Park	Edison	NJ	08837
Soma	5040	Bridgewater Commons	Bridgewater Cmns NJ5040	400 Commons Way, Ste 109	Bridgewater	NJ	08807
Soma	5041	Del Monte Center	DelMonteCtr/Montry CA5041	460 Del Monte Center	Monterey	CA	93940
Soma	5042	Cumberland Mall	CumberlandM/Atlanta GA5042	1636 Cumberland Mall SE	Atlanta	GA	30339
Soma	5044	The Avenue Peachtree City	Ave Peachtree City GA5044	250 City Cir	Peachtree City	GA	30269
Soma	5045	First Colony Mall	1stColonyM/Sgrland TX5045	16535 Southwest Freeway, Ste 2010	Sugar Land	TX	77479
Soma	5046	Stonebriar Centre	StnbriarCtr/Frisco TX5046	2601 Preston Rd, Ste 1198	Frisco	TX	75034
Soma	5047	University Park Village	UnivPrkVlg/FtWorth TX5047	1604 S University Dr, Ste 509	Fort Worth	TX	76107
Soma	5048	Smith Haven Mall	SmithHavnM/LkGrove NY5048	636 Smith Haven Mall, R-07	Lake Grove	NY	11755
Soma	5050	Arden Fair	ArdnFair/Sacramnto CA5050	1689 Arden Way, Ste 1326-B	Sacramento	CA	95815
Soma	5051	Alamo Quarry Market	AlamoQ/SanAntonio TX5051	255 E Basse Rd, Ste 812	San Antonio	TX	78209
Soma	5052	Stoneridge Shopping Center	Stonerdge/Pleasntn CA5052	2625 Stoneridge Mall Rd	Pleasanton	CA	94588
Soma	5053	Town & Country Village	T&CVillage/Houston TX5053	12850 Memorial Dr, Ste 426A	Houston	TX	77024
Soma	5054	Westfield MainPlace	Mainplace/SantaAna CA5054	2800 N Main St, Ste 196B	Santa Ana	CA	92705
Soma	5055	The Shops on El Paseo	ElPaseo/PalmDesert CA5055	73100 El Paseo Dr, Ste 3	Palm Desert	CA	92260
Soma	5056	The Greene	The Greene/Dayton OH5056	102 Plum Street, Spc D-104	Dayton	OH	45440
Soma	5057	Destin Commons	Destin Commons FL5057	4365 Legendary Dr, D103	Destin	FL	32541
Soma	5058	Arboretum at Great Hills	Arboretum/Austin TX5058	10000 Research Blvd, Ste 111A	Austin	TX	78759
Soma	5059	Manhattan Village Shopping Center	MnhttnVlg/ManhnBch CA5059	3200 N Sepulveda Blvd, Ste A-6	Manhattan Beach	CA	90266
Soma	5060	Village Arcade Shopping Center	VllgeArcade/Houstn TX5060	2521 Amherst St	Houston	TX	77005
Soma	5061	North Point Village	NrthPtVlg/Alphrtta GA5061	7300 N Point Pkwy, Ste 116	Alpharetta	GA	30022
Soma	5062	Miromar Outlets	MiromarOutl/Estero FL5062	10801 Corkscrew Rd, Ste 407	Estero	FL	33928
Soma	5063	The Woodlands Mall	Woodlands Mall TX5063	1201 Lake Woodlands Dr, Ste 1046	The Woodlands	TX	77380
Soma	5064	Westfield West County	WCountyCt/DesPeres MO5064	46 West County Center	Des Peres	MO	63131
Soma	5065	Ross Park Mall	RossPrk/Pittsburgh PA5065	1000 Ross Park Mall Dr, L15B	Pittsburgh	PA	15237
Soma	5066	San Tan Village	SanTanVlge/Gilbert AZ5066	2168 E Williams Field Rd, Bldg 8 Ste 114	Gilbert	AZ	85295
Soma	5067	WestShore Plaza	WestshorePlz/Tampa FL5067	282 WestShore Plaza, Sp.B5	Tampa	FL	33609
Soma	5068	The Forum at Carlsbad	Forum at Carlsbad CA5068	1925 Calle Barcelona, Ste 162	Carlsbad	CA	92009
Soma	5070	Mall of Louisiana	M ofLa/Baton Rouge LA5070	6401 Bluebonnet Blvd, B202	Baton Rouge	LA	70836
Soma	5071	The Shops at Pembroke Gardens	Sh@PmbrkG/PmbrkPns FL5071	331 SW 145th Ter	Pembroke Pines	FL	33027
Soma	5072	Lehigh Valley Mall	LehiVlly/Whitehall PA5072	909 Lehigh Lifestyle Center	Whitehall	PA	18052
Soma	5073	St Johns Town Center	StJohnsTC/Jacksnvl FL5073	4751 River City Dr, Ste 112	Jacksonville	FL	32246
Soma	5075	Town Square Las Vegas	Town Sq/Las Vegas NV5075	6671 Las Vegas Blvd S, Ste 117	Las Vegas	NV	89119
Soma	5077	The Galleria at Fort Lauderdale	Gallria/FtLaudrdle FL5077	2380 E Sunrise Blvd, Spc 2015	Fort Lauderdale	FL	33304
Soma	5080	South Park Mall	Southpark/Charltte NC5080	4400 Sharon Rd, Ste G07	Charlotte	NC	28211
Soma	5091	The Fountains	Fountains/Rosevlle CA5091	1013 Galleria Blvd, Ste 120	Roseville	CA	95678
Soma	5117	The Market Common Myrtle Beach	MktCmn MyrtleBeach SC5117	4004 Howard Avenue	Myrtle Beach	SC	29577
Soma	5123	The Promenade at Coconut Creek	Pr@Lyons/CocontCrk FL5123	4467 Lyons Road, Suite H1-104	Coconut Creek	FL	33073
Soma	5143	Riverchase Galleria	RivrchsGall/Hoover AL5143	2000 Riverchase Galleria, Ste 101	Hoover	AL	35244

	73

Schedule 5.1 (x)-1	Soma	Page 15

Company	Business Unit	Address	Parcel #	Location	City	ST	ZIP
2	09652	11215 Metro Pywy	07-45-25-00-00002.0000	Main campus	Fort Myers	FL	33966
2	09655	6100-6190 Mid Metro	07-45-25-00-00002.0070	North campus	Fort Myers	FL	33966
2	09652	11100 Plantation	07-45-25-00-00002.0020	Vacant north campus	Fort Myers	FL	33966
2	09652	11235 Metro Pkwy	07-45-25-00-00006.0030	WHBM Bldg	Fort Myers	FL	33966
2	09652	6130 Idlewild Street	07-45-25-00-00002.001D	6130 Idlewild Street	Fort Myers	FL	33966
2	09652	6132 Idlewild Street	07-45-25-00-00002.001E	6132 Idlewild Street	Fort Myers	FL	33966
2	09652	5490 Avon Park Ct - Bldg#76 Unit#101	25-45-24-09-00076.0101	Bell Tower Condo - Bldg#76 Unit#101	Fort Myers	FL	33912
2	09652	5492 Avon Park Ct - Bldg#76 Unit#102	25-45-24-09-00076.0102	Bell Tower Condo - Bldg#76 Unit#102	Fort Myers	FL	33912
2	09652	5496 Avon Park Ct - Bldg#77 Unit#101	25-45-24-09-00077.0101	Bell Tower Condo - Bldg#77 Unit#101	Fort Myers	FL	33912
2	09652	5498 Avon Park Ct - Bldg#77 Unit#102	25-45-24-09-00077.0102	Bell Tower Condo - Bldg#77 Unit#102	Fort Myers	FL	33912
2	09652	13951 Avon Park Ct - Bldg#78 Unit#101	25-45-24-09-00078.0101	Bell Tower Condo-Bldg#78 Unit#101	Fort Myers	FL	33912
2	09652	11600 Court of Palms	30-45-24-13-00003.0503	Palmas Del Sol - CONDO	Fort Myers	FL	33908
5	09001	1020 Barrow Industrial Park	XX043 004	GA Warehouse	Winder	GA	30680
5	09001	Barrow Industrial Park	XX043 005A	GA Warehouse	Winder	GA	30680
5	09001	Barrow Industrial Park	XX043 005B	GA Warehouse	Winder	GA	30680
5	09002	815 Progress Drive	XX043 005	GA Warehouse	Winder	GA	30680

	16

Company 2 is Chico’s Retail Services, Inc.
Company 5 is Chico’s Distribution Services, LLC
Schedule 5.1(x)-2

None
Schedule 5.l(y)

Name Change of Borrower Party
Name change from
Soma by Chico’s, LLC
to
Soma Intimates, LLC
Per Articles of Amendment of the Articles of Organization
Certified by the State of Florida June 20, 2007
Schedule 5.1(aa)

Location of Collateral
See Exhibits 5.1 (x)-1 and (x)-2
Schedule 6.11

Bank and Investment Accounts
See attached.
Chico’s FAS, Inc is the account owner for accounts related to Store Numbers 2—763.
White House Black Market, Inc. is the account owner for accounts related to Store Numbers 3001—3414.
Soma Intimate, LLC is the account owner for accounts related to Store Numbers 5001-5143.
Credit Card Receivable Accounts and Concentration Accounts are the following accounts summarized on the last page:
o	Chico’s Visa

o	Chico’s Amex

o	Chico’s Discover

o	Chico’s Debit Card

o	All Chico’s Intermediary Accounts

o	All WHBM Intermediary Accounts

o	All Soma Intermediary Accounts

o	Chico’s Store Wire Account
Collateral Related Accounts are all listed accounts except:
o	Chico’s Retail Investment Account

o	Chico’s Retail Services Account

o	Chico’s AP Account

o	Chico’s Payroll Account

o	Chico’s FAS Inc. Account — this will become a collateral related account in the event of borrowing
o	Chico’s Distribution Services Account

o	Soma by Chico’s LLC Account

o	White House Black Market Master Account

o	Consolidated Returns Account
Schedule 6.15

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.

2	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
5	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
6	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
7	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
8	Guaranty Bank	[****]			BOA Chico’s Store Wires	[****]
9	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
10	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
18	Regions	[****]			BOA Chico’s Store Wires	[****]
19	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
22	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
24	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
26	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
27	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
28	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
29	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
30	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
33	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
35	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
37	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
38	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
39	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
42	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
44	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
46	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
49	Capital One (North Fork)	[****]			BOA Chico’s Store Wires	[****]
51	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
52	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
55	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
57	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
58	Regions	[****]			BOA Chico’s Store Wires	[****]
60	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
61	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
62	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
64	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
65	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
66	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
67	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
69	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
70	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
71	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
72	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
73	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
74	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.

75	Huntington Bank	[****]			BOA Chico’s Store Wires	[****]
76	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
77	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
78	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
79	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
80	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
81	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
84	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
85	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
86	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
87	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
88	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
91	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
93	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
96	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
97	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
98	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
99	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
101	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
102	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
103	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
104	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
105	North Fork Bank (Capital One)	[****]			BOA Chico’s Store Wires	[****]
106	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
107	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
108	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
109	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
110	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
111	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
112	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
113	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
114	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
115	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
117	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
118	AmSouth Bank	[****]			BOA Chico’s Store Wires	[****]
119	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
120	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
123	Regions	[****]			BOA Chico’s Store Wires	[****]
124	Jackson State	[****]			BOA Chico’s Store Wires	[****]
125	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
126	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
128	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
129	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]

Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.

130	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
131	Natl City	[****]			BOA Chico’s Store Wires	[****]
132	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
133	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
134	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
135	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
136	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
137	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
138	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
139	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
140	Natl City	[****]			BOA Chico’s Store Wires	[****]
141	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
145	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
146	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
147	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
148	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
149	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
150	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
151	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
152	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
153	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
154	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
156	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
157	Natl City	[****]			BOA Chico’s Store Wires	[****]
158	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
161	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
162	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
163	North Fork Bank (Capital One)	[****]			BOA Chico’s Store Wires	[****]
164	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
165	Bridgehampton	[****]			BOA Chico’s Store Wires	[****]
166	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
167	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
168	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
169	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
170	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
171	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
172	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
173	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
174	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
176	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
177	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
178	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
179	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.

180	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
181	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
182	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
183	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
184	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
185	Bank of Hampton Roads	[****]			BOA Chico’s Store Wires	[****]
186	Huntington Bank	[****]			BOA Chico’s Store Wires	[****]
187	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
189	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
190	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
191	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
192	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
193	Wachovia	[****]	Wachovia Chico’s intermediary Account	[****]	BOA Chico’s Store Wires	[****]
194	Whitney Bank	[****]			BOA Chico’s Store Wires	[****]
195	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
196	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
197	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
198	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
199	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
200	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
201	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
202	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
203	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
204	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
205	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
206	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
207	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
208	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
209	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
210	Huntington Bank	[****]			BOA Chico’s Store Wires	[****]
211	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
212	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
213	BB&T	[****]			BOA Chico’s Store Wires	[****]
214	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
215	BB&T	[****]			BOA Chico’s Store Wires	[****]
216	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
217	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
218	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
219	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
220	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
221	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
222	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
223	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]

Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.

224	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
225	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
226	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
228	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
229	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
230	Huntington Bank	[****]			BOA Chico’s Store Wires	[****]
231	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
232	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
234	Natl City	[****]			BOA Chico’s Store Wires	[****]
235	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
236	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
237	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
238	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
239	Regions	[****]			BOA Chico’s Store Wires	[****]
240	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
241	Natl City	[****]			BOA Chico’s Store Wires	[****]
242	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
243	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
244	AmSouth Bank	[****]			BOA Chico’s Store Wires	[****]
245	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
246	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
247	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
248	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
249	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
250	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
251	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
253	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
254	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
255	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
256	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
257	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
258	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
259	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
260	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
261	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
262	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
263	BB&T	[****]			BOA Chico’s Store Wires	[****]
264	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
265	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
266	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
267	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
268	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
269	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]

Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.

270	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
272	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
273	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
275	Chevy Chase Bank	[****]			BOA Chico’s Store Wires	[****]
276	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
277	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
278	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
279	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
280	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
281	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
282	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
283	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
284	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
285	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
286	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
287	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
288	BB&T	[****]			BOA Chico’s Store Wires	[****]
289	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
290	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
291	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
292	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
293	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
294	Frost National Bank	[****]			BOA Chico’s Store Wires	[****]
295	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
296	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
297	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
298	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
299	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
300	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
301	BB&T	[****]			BOA Chico’s Store Wires	[****]
302	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
303	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
304	Capital One (North Fork)	[****]			BOA Chico’s Store Wires	[****]
305	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
306	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
307	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
308	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
309	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
310	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
312	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
313	Cape Cod Five	[****]			BOA Chico’s Store Wires	[****]
314	People Bank	[****]			BOA Chico’s Store Wires	[****]
315	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]

Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.

316	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
317	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
318	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
319	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
320	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
321	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
322	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
323	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
324	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
325	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
326	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
327	Natl City	[****]			BOA Chico’s Store Wires	[****]
328	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
329	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
330	UCBI	[****]			BOA Chico’s Store Wires	[****]
331	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
332	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
333	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
334	Natl City	[****]			BOA Chico’s Store Wires	[****]
335	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
336	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
337	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
338	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
340	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
341	UMB	[****]			BOA Chico’s Store Wires	[****]
343	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
344	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
345	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
346	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
347	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
348	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
349	AmSouth Bank	[****]			BOA Chico’s Store Wires	[****]
350	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
351	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
352	Bank of the West	[****]			BOA Chico’s Store Wires	[****]
353	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
354	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
355	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
356	Wrentham Coop	[****]			BOA Chico’s Store Wires	[****]
357	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
359	IBC Bank	[****]			BOA Chico’s Store Wires	[****]
360	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
361	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]

Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.

362	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
363	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
364	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
365	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
366	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
367	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
368	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
369	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
370	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
371	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
372	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
373	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
374	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
375	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
376	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
377	Capital One (North Fork)	[****]			BOA Chico’s Store Wires	[****]
378	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
379	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
380	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
381	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
382	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
383	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
384	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
385	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
386	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
387	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
388	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
389	BB&T	[****]			BOA Chico’s Store Wires	[****]
390	BB&T	[****]			BOA Chico’s Store Wires	[****]
391	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
392	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
393	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
394	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
395	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
396	BB&T	[****]			BOA Chico’s Store Wires	[****]
397	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
398	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
399	Regions	[****]			BOA Chico’s Store Wires	[****]
400	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
401	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
402	Regions	[****]			BOA Chico’s Store Wires	[****]
403	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
404	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]

Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.

405	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
406	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
407	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
408	Valley National Bank	[****]			BOA Chico’s Store Wires	[****]
409	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
410	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
411	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
412	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
413	BB&T	[****]			BOA Chico’s Store Wires	[****]
414	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
415	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
416	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
417	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
418	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
419	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
420	Banknorth	[****]			BOA Chico’s Store Wires	[****]
421	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
422	Natl City	[****]			BOA Chico’s Store Wires	[****]
423	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
424	BB&T	[****]			BOA Chico’s Store Wires	[****]
425	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
426	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
427	BB&T	[****]			BOA Chico’s Store Wires	[****]
428	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
429	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
430	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
431	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
432	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
433	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
434	Bank @ Briargate	[****]			BOA Chico’s Store Wires	[****]
435	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
436	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
437	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
438	Natl City	[****]			BOA Chico’s Store Wires	[****]
439	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
440	Bank of Albuquerque	[****]			BOA Chico’s Store Wires	[****]
441	BB&T	[****]			BOA Chico’s Store Wires	[****]
442	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
443	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
444	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
445	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
446	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
447	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
448	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
449	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
450	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
451	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
452	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
453	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
454	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
455	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
456	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
457	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
458	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
459	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
460	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
461	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
462	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
463	Natl City	[****]			BOA Chico’s Store Wires	[****]
464	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
465	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
466	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
467	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
468	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
469	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
470	Regions	[****]			BOA Chico’s Store Wires	[****]
471	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
472	Natl City	[****]			BOA Chico’s Store Wires	[****]
473	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
474	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
475	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
476	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
477	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
478	Old Second Natl	[****]			BOA Chico’s Store Wires	[****]
479	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
480	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
481	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
482	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
483	Natl City	[****]			BOA Chico’s Store Wires	[****]
484	Natl City	[****]			BOA Chico’s Store Wires	[****]
485	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
486	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
487	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
488	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
489	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
490	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
491	BB&T	[****]			BOA Chico’s Store Wires	[****]
492	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
493	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
494	Natl City	[****]			BOA Chico’s Store Wires	[****]
495	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
496	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
497	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
498	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
499	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
500	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
501	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
502	Regions	[****]			BOA Chico’s Store Wires	[****]
503	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
504	Natl City	[****]			BOA Chico’s Store Wires	[****]
505	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
506	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
507	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
508	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
509	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
510	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
511	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
512	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
513	Natl City	[****]			BOA Chico’s Store Wires	[****]
514	Capital City Bank	[****]			BOA Chico’s Store Wires	[****]
515	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
516	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
517	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
518	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
519	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
520	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
521	Natl City	[****]			BOA Chico’s Store Wires	[****]
522	Natl City	[****]			BOA Chico’s Store Wires	[****]
523	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
524	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
525	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
526	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
527	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
528	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
529	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
530	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
531	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
532	BB&T	[****]			BOA Chico’s Store Wires	[****]
533	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
534	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
535	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
536	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
537	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
538	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
539	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
540	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
541	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
542	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
543	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
544	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
545	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
546	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
547	Natl City	[****]			BOA Chico’s Store Wires	[****]
548	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
549	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
550	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
551	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
552	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
553	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
554	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
555	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
556	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
557	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
558	Natl City	[****]			BOA Chico’s Store Wires	[****]
559	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
560	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
561	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
562	IBC Bank	[****]			BOA Chico’s Store Wires	[****]
563	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
564	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
565	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
566	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
567	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
568	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
569	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
570	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
571	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
572	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
573	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
574	BB&T	[****]			BOA Chico’s Store Wires	[****]
575	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
576	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
577	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
578	Bancorpsouth	[****]			BOA Chico’s Store Wires	[****]
579	Queenstown Bank	[****]			BOA Chico’s Store Wires	[****]
580	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
581	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
582	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
583	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
584	Natl City	[****]			BOA Chico’s Store Wires	[****]
585	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
586	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
587	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
588	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
589	Commerce Bank	[****]			BOA Chico’s Store Wires	[****]
590	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
591	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
592	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
593	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
594	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
595	Regions	[****]			BOA Chico’s Store Wires	[****]
596	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
597	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
598	BB&T	[****]			BOA Chico’s Store Wires	[****]
599	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
600	IBC Bank	[****]			BOA Chico’s Store Wires	[****]
601	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
602	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
603	Banco Pop	[****]			BOA Chico’s Store Wires	[****]
604	Capital One (North Fork)	[****]			BOA Chico’s Store Wires	[****]
605	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
607	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
608	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
609	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
610	First Bank & Trust	[****]			BOA Chico’s Store Wires	[****]
612	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
613	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
614	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
615	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
616	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
617	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
618	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
619	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
620	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
621	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
622	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
623	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
624	Natl City	[****]			BOA Chico’s Store Wires	[****]
625	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
626	Natl City	[****]			BOA Chico’s Store Wires	[****]
627	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
628	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
629	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
630	Regions	[****]			BOA Chico’s Store Wires	[****]
631	Bank of the West	[****]			BOA Chico’s Store Wires	[****]
632	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
633	North Fork Bank (Capital One)	[****]			BOA Chico’s Store Wires	[****]
634	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
635	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
636	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
637	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
638	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
639	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
640	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
641	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
642	Natl City	[****]			BOA Chico’s Store Wires	[****]
643	Security National Bank	[****]			BOA Chico’s Store Wires	[****]
644	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
645	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
646	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
647	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
648	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
649	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
650	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
651	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
652	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
653	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
654	First Hawaiian Bank	[****]			BOA Chico’s Store Wires	[****]
655	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
656	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
657	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
658	Regions	[****]			BOA Chico’s Store Wires	[****]
660	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
661	Natl City	[****]			BOA Chico’s Store Wires	[****]
662	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
663	Natl City	[****]			BOA Chico’s Store Wires	[****]
664	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
665	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
666	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
667	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
668	Huntington Bank	[****]			BOA Chico’s Store Wires	[****]
669	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
670	People Bank	[****]			BOA Chico’s Store Wires	[****]
671	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
672	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
673	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
674	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
675	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
676	North Fork Bank (Capital One)	[****]			BOA Chico’s Store Wires	[****]
677	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
678	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
679	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
680	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
681	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
682	Natl City	[****]			BOA Chico’s Store Wires	[****]
683	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
684	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
685	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
686	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
687	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
688	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
689	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
690	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
691	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
692	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
693	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
694	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
695	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
696	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
697	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
698	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
699	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
700	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
701	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
702	Wells Fargo	[****]	Wells Fargo Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
703	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
704	US Bank	[****]	US Bank Chico’s Intermediary Account	[****]
705	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
706	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
708	Regions	[****]			BOA Chico’s Store Wires	[****]
709	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
710	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
714	Bank of the West	[****]			BOA Chico’s Store Wires	[****]
715	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
716	First Bank & Trust	[****]			BOA Chico’s Store Wires	[****]
717	BB&T	[****]			BOA Chico’s Store Wires	[****]
718	Regions	[****]			BOA Chico’s Store Wires	[****]
719	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
720	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
723	Bank of Hawaii	[****]			BOA Chico’s Store Wires	[****]
725	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
726	Natl City	[****]			BOA Chico’s Store Wires	[****]
729	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
732	SunTrust Bank	[****]	Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
733	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
735	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
737	JP Morgan Chase	[****]	JP Morgan Chase Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
738	Wachovia	[****]	Wachovia Chico’s Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
748	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
752	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
758	Natl City	[****]			BOA Chico’s Store Wires	[****]
759	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
763	Bank of America	[****]	BOA Chico’s Intermediary Account	[****]
3001	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3003	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3004	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3005	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3009	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3011	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3012	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3013	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3015	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3016	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3019	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3020	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3021	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3022	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3023	Natl City	[****]			BOA Chico’s Store Wires	[****]
3027	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3028	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3030	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3031	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3032	Bank of America	[****]	BOA WHBM Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
3033	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3034	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3036	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3037	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3038	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3039	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3043	First National Bank of Santa Fe	[****]			BOA Chico’s Store Wires	[****]
3046	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3049	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3051	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3052	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3053	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3055	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3056	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3057	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3058	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3059	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3060	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3061	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3062	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3063	Bank of Hawaii	[****]			BOA Chico’s Store Wires	[****]
3064	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3065	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3066	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3067	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3068	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3069	Regions	[****]			BOA Chico’s Store Wires	[****]
3070	First Hawaiian Bank	[****]			BOA Chico’s Store Wires	[****]
3071	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3072	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3073	Banco Pop	[****]			BOA Chico’s Store Wires	[****]
3074	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3075	Regions	[****]			BOA Chico’s Store Wires	[****]
3076	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3077	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3078	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3079	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3081	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
3082	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3083	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3084	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3085	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3086	Bank of America	[****]	BOA WHBM Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
3087	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3088	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3089	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3090	North Fork Bank (Capital One)	[****]			BOA Chico’s Store Wires	[****]
3091	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3092	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3093	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
3094	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3095	BB&T	[****]			BOA Chico’s Store Wires	[****]
3096	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3097	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3098	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3100	Bank of Hawaii	[****]			BOA Chico’s Store Wires	[****]
3101	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3102	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3103	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3104	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3105	Capital One (North Fork)	[****]			BOA Chico’s Store Wires	[****]
3106	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3107	Natl City	[****]			BOA Chico’s Store Wires	[****]
3108	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3109	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3110	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3111	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3112	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3113	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3114	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3115	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3116	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3117	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3118	Natl City	[****]			BOA Chico’s Store Wires	[****]
3119	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3120	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3121	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3122	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3123	Huntington Bank	[****]			BOA Chico’s Store Wires	[****]
3124	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3125	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3126	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3127	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3128	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3129	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3130	IBC Bank	[****]			BOA Chico’s Store Wires	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
3131	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3132	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3133	Cape Cod Five	[****]			BOA Chico’s Store Wires	[****]
3134	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3135	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3136	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3138	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3139	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3140	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3141	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3142	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3143	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3144	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3145	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3146	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3147	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3148	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3149	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3150	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3151	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3152	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3153	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3154	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3155	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
3156	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3157	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
3159	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3160	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
3161	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3162	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3163	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3164	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3165	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3166	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3167	Huntington Bank	[****]			BOA Chico’s Store Wires	[****]
3168	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3169	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3170	Sovereign Bank	[****]			BOA Chico’s Store Wires	[****]
3171	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3172	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3173	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3175	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3176	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
3177	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3178	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3179	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3180	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3181	Regions	[****]			BOA Chico’s Store Wires	[****]
3182	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3183	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3184	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3185	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3186	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3187	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3188	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3189	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3190	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3191	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3192	Huntington Bank	[****]			BOA Chico’s Store Wires	[****]
3193	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3194	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
3195	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3196	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3197	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3198	UMB	[****]			BOA Chico’s Store Wires	[****]
3199	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
3200	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3201	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3202	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3203	BB&T	[****]			BOA Chico’s Store Wires	[****]
3204	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3205	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3206	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3207	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3208	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3209	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3210	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3211	IBC Bank	[****]			BOA Chico’s Store Wires	[****]
3212	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3213	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3214	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3215	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3216	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3217	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3218	Natl City	[****]			BOA Chico’s Store Wires	[****]
3219	Bank of America	[****]	BOA WHBM Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
3220	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3221	BB&T	[****]			BOA Chico’s Store Wires	[****]
3222	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3223	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
3224	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3225	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3226	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3227	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3228	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3229	Valley National Bank	[****]			BOA Chico’s Store Wires	[****]
3230	Commerce Bank	[****]			BOA Chico’s Store Wires	[****]
3231	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3232	AmSouth Bank	[****]			BOA Chico’s Store Wires	[****]
3233	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3234	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3235	Security National Bank	[****]			BOA Chico’s Store Wires	[****]
3236	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3237	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3238	Natl City	[****]			BOA Chico’s Store Wires	[****]
3239	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3240	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3241	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
3242	IBC Bank	[****]			BOA Chico’s Store Wires	[****]
3243	Idaho Trust National Bank	[****]			BOA Chico’s Store Wires	[****]
3244	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3246	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3247	Valley National Bank	[****]			BOA Chico’s Store Wires	[****]
3248	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3249	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3250	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3251	Regions	[****]			BOA Chico’s Store Wires	[****]
3252	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3253	Wrentham Coop	[****]			BOA Chico’s Store Wires	[****]
3254	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3255	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3256	Natl City	[****]			BOA Chico’s Store Wires	[****]
3257	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3258	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3259	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3260	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3261	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3262	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3263	Bank of America	[****]	BOA WHBM Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
3264	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3265	Natl City	[****]			BOA Chico’s Store Wires	[****]
3266	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3267	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3268	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3269	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
3270	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3271	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3272	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3274	First Bank & Trust	[****]			BOA Chico’s Store Wires	[****]
3275	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3276	First Bank Virgin Islands	[****]			BOA Chico’s Store Wires	[****]
3277	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3278	SunTrust Bank	[****]	WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3279	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3280	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3281	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3282	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3283	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3284	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3285	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3286	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3287	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3288	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3289	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
3290	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
3291	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3292	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3293	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3294	North Fork Bank (Capital One)	[****]			BOA Chico’s Store Wires	[****]
3295	SunTrust Bank	[****]	WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3296	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3297	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3299	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
3300	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
3301	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3302	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3303	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3304	Natl City	[****]			BOA Chico’s Store Wires	[****]
3305	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3306	Regions	[****]			BOA Chico’s Store Wires	[****]
3307	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3308	US Bank	[****]	US Bank WHBM Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
3309	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3310	North Fork Bank (Capital One)	[****]			BOA Chico’s Store Wires	[****]
3311	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3312	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3313	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3314	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3315	Natl City	[****]			BOA Chico’s Store Wires	[****]
3316	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3317	Natl City	[****]			BOA Chico’s Store Wires	[****]
3318	Regions	[****]			BOA Chico’s Store Wires	[****]
3319	Natl City	[****]			BOA Chico’s Store Wires	[****]
3320	Natl City	[****]			BOA Chico’s Store Wires	[****]
3321	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3322	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3323	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3324	Fidelity Bank	[****]			BOA Chico’s Store Wires	[****]
3325	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3326	Natl City	[****]			BOA Chico’s Store Wires	[****]
3327	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3328	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3329	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
3330	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3331	Huntington Bank	[****]			BOA Chico’s Store Wires	[****]
3332	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3333	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3334	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
3335	Regions	[****]			BOA Chico’s Store Wires	[****]
3336	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3337	Bank of Hawaii	[****]			BOA Chico’s Store Wires	[****]
3338	Natl City	[****]			BOA Chico’s Store Wires	[****]
3339	Regions	[****]			BOA Chico’s Store Wires	[****]
3340	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3341	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3342	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3343	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3344	People Bank	[****]			BOA Chico’s Store Wires	[****]
3345	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3346	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3347	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
3348	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3349	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3351	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3352	Bank of America	[****]	BOA WHBM Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
3353	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3354	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3356	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3357	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3358	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3359	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3360	US Bank	[****]	US Bank WHBM Intermediary Account	[****]
3361	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3362	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3364	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
3368	BB&T	[****]			BOA Chico’s Store Wires	[****]
3372	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3373	JP Morgan Chase	[****]	JP Morgan Chase WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3374	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3376	Regions	[****]			BOA Chico’s Store Wires	[****]
3379	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3380	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
3382	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3384	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3386	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3390	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3391	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3394	IBC Bank	[****]			BOA Chico’s Store Wires	[****]
3395	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3397	Wachovia	[****]	Wachovia WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3401	Natl City	[****]			BOA Chico’s Store Wires	[****]
3402	Wells Fargo	[****]	Wells Fargo WHBM Intermediary Account	[****]	BOA Chico’s Store Wires	[****]
3408	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3411	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
3414	Bank of America	[****]	BOA WHBM Intermediary Account	[****]
5001	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5002	Wells Fargo	[****]	Wells Fargo Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5003	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5006	JP Morgan Chase	[****]	JP Morgan Chase Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5007	JP Morgan Chase	[****]	JP Morgan Chase Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5008	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5009	SunTrust Bank	[****]			BOA Chico’s Store Wires	[****]
5010	JP Morgan Chase	[****]	JP Morgan Chase Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5011	US Bank	[****]	US Bank Soma Intermidiate Account	[****]
5012	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5013	JP Morgan Chase	[****]	JP Morgan Chase Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5014	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5015	Bank of America	[****]	BOA Soma Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
5016	Natl City	[****]			BOA Chico’s Store Wires	[****]
5017	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5018	JP Morgan Chase	[****]	JP Morgan Chase Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5019	US Bank	[****]	US Bank Soma Intermidiate Account	[****]
5020	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
5021	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
5022	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5023	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5024	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5025	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5026	Wachovia	[****]			BOA Chico’s Store Wires	[****]
5028	Banco Pop	[****]			BOA Chico’s Store Wires	[****]
5029	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5030	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5031	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5032	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5034	BB&T	[****]			BOA Chico’s Store Wires	[****]
5035	Wachovia	[****]			BOA Chico’s Store Wires	[****]
5036	Natl City	[****]			BOA Chico’s Store Wires	[****]
5037	Wachovia	[****]			BOA Chico’s Store Wires	[****]
5038	JP Morgan Chase	[****]	JP Morgan Chase Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5039	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5040	PNC Bank	[****]			BOA Chico’s Store Wires	[****]
5041	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5042	SunTrust Bank	[****]			BOA Chico’s Store Wires	[****]
5044	SunTrust Bank	[****]			BOA Chico’s Store Wires	[****]
5045	Wash Mutual	[****]			BOA Chico’s Store Wires	[****]
5046	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5047	Wells Fargo	[****]	Wells Fargo Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5048	North Fork Bank (Capital One)	[****]			BOA Chico’s Store Wires	[****]
5050	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5051	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
5052	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5053	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5054	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5055	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5056	Fifth Third Bank	[****]			BOA Chico’s Store Wires	[****]
5057	SunTrust Bank	[****]			BOA Chico’s Store Wires	[****]
5058	JP Morgan Chase	[****]	JP Morgan Chase Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5059	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5060	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
5061	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5062	Bank of America	[****]	BOA Soma Intermediary Account	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Store Bank Accounts
As of November 24, 2008

STORE NO	BANK NAME	ACCOUNT NO.	Intermidiate Account Roll Up	ACCOUNT NO.	Roll Up	ACCOUNT NO.
5063	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5064	US Bank	[****]	US Bank Soma Intermidiate Account	[****]
5065	Citizens Bank	[****]			BOA Chico’s Store Wires	[****]
5066	US Bank	[****]	US Bank Soma Intermidiate Account	[****]
5067	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5068	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5070	JP Morgan Chase	[****]	JP Morgan Chase Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5071	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5072	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5073	Compass Bank	[****]			BOA Chico’s Store Wires	[****]
5075	Wells Fargo	[****]	Wells Fargo Soma Intermidiate Account	[****]	BOA Chico’s Store Wires	[****]
5077	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5080	Wachovia	[****]			BOA Chico’s Store Wires	[****]
5091	Bank of America	[****]	BOA Soma Intermediary Account	[****]
5117	BB&T	[****]			BOA Chico’s Store Wires	[****]
5123	Natl City	[****]			BOA Chico’s Store Wires	[****]
5143	Wachovia	[****]			BOA Chico’s Store Wires	[****]

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
Chico’s FAS, Inc. & Subsidiaries
Corporate Accounts
As of November 24, 2008

Corp Account	BANK NAME	ACCOUNT NO.	Type Acct	Entity Own by
Chico’s Retail Investment Acct	Bank of America	[****]	Investment Acct	Chicos Retail Services, Inc.
Chico’s Retail Services	Bank of America	[****]	Disbursement	Chicos Retail Services, Inc.
Chico’s Intermediary Account	Bank of America	[****]	Intermediary Acct	Chico’s FAS, Inc.
Chico’s AP	Bank of America	[****]	Disbursement	Chico’s FAS, Inc.
Chico’s Visa	Bank of America	[****]	Deposits	Chico’s FAS, Inc.
Chico’s Store Wires	Bank of America	[****]	Deposits	Chico’s FAS, Inc.
Chico’s Payroll	Bank of America	[****]	Disbursement	Chico’s FAS, Inc.
Chico’s FAS Inc	Bank of America	[****]	Main Acct	Chico’s FAS, Inc.
Chico’s Amex	Bank of America	[****]	Deposits	Chico’s FAS, Inc.
Chico’s Discover	Bank of America	[****]	Deposits	Chico’s FAS, Inc.
Chico’s Dist Services	Bank of America	[****]	Disbursement	Chico’s Distribution, LLC
White House, Inc Intermediary Account	Bank of America	[****]	Intermediary Acct	White House | Black Market, Inc.
Soma by Chico’s LLC	Bank of America	[****]	Disbursement	Soma Intimates, LLC
White House, Black Market Master	Bank of America	[****]	Concentration	White House | Black Market, Inc.
WHBM A/P	Bank of America	[****]	Disbursement	White House | Black Market, Inc.
Fitappco, Inc	Bank of America	[****]	Disbursement	Fitappco, Inc
Chico’s Debit Card	Bank of America	[****]	Deposits	Chico’s FAS, Inc.
Soma Intermediary Account	Bank of America	[****]	Intermediary Acct	Soma Intimates, LLC
Consolidated Returns	National City Bank	[****]	Disbursement	Chico’s FAS, Inc.
Chico’s Intermediary Account	Wachovia	[****]	Intermediary Acct	Chico’s FAS, Inc.
WHBM Intermediary Account	Wachovia	[****]	Intermediary Acct	White House | Black Market, Inc.
Chico’s Intermediary Account	Wells Fargo	[****]	Intermediary Acct	Chico’s FAS, Inc.
WHBM Intermediary Account	Wells Fargo	[****]	Intermediary Acct	White House | Black Market, Inc.
Soma Intermediary Account	Wells Fargo	[****]	Intermediary Acct	Soma Intimates, LLC
Chico’s Intermediary Account	Us Bank	[****]	Intermediary Acct	Chico’s FAS, Inc.
WHBM Intermediary Account	Us Bank	[****]	Intermediary Acct	White House | Black Market, Inc.
Soma Intermediary Account	Us Bank	[****]	Intermediary Acct	Soma Intimates, LLC
Chico’s Intermediary Account	JP Morgan Chase	[****]	Intermediary Acct	Chico’s FAS, Inc.
WHBM Intermediary Account	JP Morgan Chase	[****]	Intermediary Acct	White House | Black Market, Inc.
Soma Intermediary Account	JP Morgan Chase	[****]	Intermediary Acct	Soma Intimates, LLC
Chico’s Intermediary Account	SunTrust	[****]	Intermediary Acct	Chico’s FAS, Inc.
WHBM Intermediary Account	SunTrust	[****]	Intermediary Acct	White House | Black Market, Inc.

Except as disclosed on Schedule 5.1(m), none.
Schedule 8.1

Attached are the Company’s investments
as of November 1, 2008

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
CHICO’S RETAIL SERVICES Holdings

						Acq	Days to
Cusip	Security Description	Shares/Par	Cost	Amort Cost	Market Value	Yield	Maturity	Duration
Daily Reset
[****]	[****]	9,000,000.00	9,000,000.00	9,000,000.00	9,000,000.00	2.00	2	0.01
		9,000,000.00	9,000,000.00	9,000,000.00	9,000,000.00	2.00		0.01

7-Day Reset
[****]	[****]	7,000,000.00	7,000,000.00	7,000,000.00	7,000,000.00	1.50	5	0.01
[****]	[****]	1,400,000.00	1,400,000.00	1,400,000.00	1,400,000.00	1.65	4	0.01
[****]	[****]	1,000,000.00	1,000,000.00	1,000,000.00	1,000,000.00	1.95	5	0.01
[****]	[****]	1,500,000.00	1,500,000.00	1,500,000.00	1,500,000.00	1.95	5	0.01
[****]	[****]	1,550,000.00	1,550,000.00	1,550,000.00	1,550,000.00	1.95	5	0.01
[****]	[****]	2,000,000.00	2,000,000.00	2,000,000.00	2,000,000.00	3.80	5	0.01
[****]	[****]	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	2.80	5	0.01
[****]	[****]	4,190,000.00	4,190,000.00	4,190,000.00	4,190,000.00	2.15	4	0.01
[****]	[****]	2,660,000.00	2,660,000.00	2,660,000.00	2,660,000.00	2.00	5	0.01
[****]	[****]	3,950,000.00	3,950,000.00	3,950,000.00	3,950,000.00	1.83	4	0.01
[****]	[****]	2,000,000.00	2,000,000.00	2,000,000.00	2,000,000.00	1.83	4	0.01
[****]	[****]	2,175,000.00	2,175,000.00	2,175,000.00	2,175,000.00	1.83	4	0.01
[****]	[****]	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	4.50	4	0.01
[****]	[****]	6,500,000.00	6,500,000.00	6,500,000.00	6,500,000.00	4.35	4	0.01
[****]	[****]	4,000,000.00	4,000,000.00	4,000,000.00	4,000,000.00	1.80	5	0.01
[****]	[****]	5,770,000.00	5,770,000.00	5,770,000.00	5,770,000.00	1.73	5	0.01
[****]	[****]	1,200,000.00	1,200,000.00	1,200,000.00	1,200,000.00	1.73	5	0.01
[****]	[****]	1,300,000.00	1,300,000.00	1,300,000.00	1,300,000.00	1.73	5	0.01
[****]	[****]	4,500,000.00	4,500,000.00	4,500,000.00	4,500,000.00	1.60	5	0.01
[****]	[****]	5,500,000.00	5,500,000.00	5,500,000.00	5,500,000.00	2.00	5	0.01
[****]	[****]	3,600,000.00	3,600,000.00	3,600,000.00	3,600,000.00	2.55	5	0.01
[****]	[****]	625,000.00	625,000.00	625,000.00	625,000.00	2.55	5	0.01
[****]	[****]	7,000,000.00	7,000,000.00	7,000,000.00	7,000,000.00	3.00	5	0.01
[****]	[****]	8,400,000.00	8,400,000.00	8,400,000.00	8,400,000.00	1.20	5	0.01
[****]	[****]	7,100,000.00	7,100,000.00	7,100,000.00	7,100,000.00	1.73	5	0.01
[****]	[****]	4,000,000.00	4,000,000.00	4,000,000.00	4,000,000.00	3.55	4	0.01
[****]	[****]	1,000,000.00	1,000,000.00	1,000,000.00	1,000,000.00	2.00	5	0.01
[****]	[****]	7,500,000.00	7,500,000.00	7,500,000.00	7,500,000.00	2.00	4	0.01
[****]	[****]	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000,00	1.60	5	0.01
[****]	[****]	6,250,000.00	6,250,000.00	6,250,000.00	6,250,000.00	4.00	5	0.01
[****]	[****]	6,500,000.00	6,500,000.00	6,500,000.00	6,500,000.00	4.50	5	0.01
[****]	[****]	8,000,000.00	8,000,000.00	8,000,000.00	8,000,000.00	7.00	5	0.01
[****]	[****]	5,500,000.00	5,500,000.00	5,500,000.00	5,500,000.00	2.30	4	0.01
[****]	[****]	5,900,000.00	5,900,000.00	5,900,000.00	5,900,000.00	1.63	4	0.01
		144,570,000.00	144,570,000.00	144,570,000.00	144,570,000.00	2.68		0.01

MONTHLY RESET
[****]	[****]	250,028.00	250.028.00	250.028.00	250,028.00	1.90	30	0.08
[****]	[****]	3,400,000.00	3,400,000.00	3,400,000.00	3,400,000.00	2.36	30	0.08
		3,650,028.00	3,650,028.00	3,650,028.00	3,650,028.00	2.33		0.08

MUNICIPAL BONDS
[****]	[****]	1,200,000.00	1,211,412.00	1,203,207.62	1,202,352.00	1.64	30	0.08
[****]	[****]	2,750,000.00	2,799,335.00	2,794,712.04	2,811,737.50	3.00	242	0.66
[****]	[****]	2,000,000.00	2,019,140.00	2,009,153.16	2,008,400.00	2.18	61	0.17
[****]	[****]	2,100,000.00	2,126,334.00	2,109,061.43	2,109,618.00	2.27	61	0.17
[****]	[****]	1,480,000.00	1,497,982.00	1,485,239.41	1,483,907.20	2.00	44	0.12
[****]	[****]	1,000,000.00	1,008,860.00	1,001,776.22	1,001,420.00	1.76	30	0.08
[****]	[****]	3,335,000.00	3,359,045.35	3,351,472.77	3,351,675.00	1.75	106	0.29
[****]	[****]	755,000.00	758,827.85	757,769.75	757,265.00	1.70	106	0.29
[****]	[****]	1,000,000.00	1,006,820.00	1,001,809.12	1,001,660.00	1.72	30	0.08
[****]	[****]	1,100,000.00	1,132,604.00	1,124,164.52	1,121,824.00	1.90	242	0.66
[****]	[****]	1,800,000.00	1,838,520.00	1,833,516.21	1,841,202.00	2.40	242	0.66
[****]	[****]	2,500,000.00	2,558,475.00	2,532,068.38	2,530,550.00	1.68	30	0.08
[****]	[****]	1,395,000.00	1,406,257.65	1,405,507.96	1,407,024.90	1.85	242	0.66
[****]	[****]	4,000,000.00	4,149,320.00	4,102,611.15	4,091,840.00	2.20	61	0.17
[****]	[****]	1,250,000.00	1,268,262.50	1,263,152.51	1,258,225.00	2.89	242	0.66
[****]	[****]	1,065,000.00	1,074,563.70	1,071,927.42	1,071,730.80	1.70	106	0.29
[****]	[****]	1,800,000.00	1,778,598.00	1,778,787.11	1,777,374.00	1.93	226	0.62
[****]	[****]	2,400,000.00	2,416,512.00	2,408,366.51	2,411,256.00	2.25	106	0.29
[****]	[****]	4,250,000.00	4,317,617.50	4,302,187.25	4,304,272.50	2.00	151	0.41
[****]	[****]	2,000,000.00	2,044,500.00	2,035,954.80	2,036,540.00	1.85	181	0.50
[****]	[****]	1,000,000.00	1,017,210.00	1,009,047.11	1,008,550.00	1.70	92	0.25
[****]	[****]	2,100,000.00	2,117,934.00	2,117,780.84	2,119,761.00	2.20	241	0.66
[****]	[****]	1,000,000.00	1,013,470.00	1,008,603.50	1,007,950.00	2.08	165	0.45
[****]	[****]	640,000.00	643,302.40	642,120.83	642,169.60	1.98	120	0.33
[****]	[****]	2,100,000.00	2,169,720.00	2,168,892.46	2,173,311.00	1.85	334	0.92
[****]	[****]	1,000,000.00	1,010,570.00	1,007,853.55	1,007,240.00	2.40	181	0.50
		47,020,000.00	47,745,192.95	47,526,743.63	47,538,855.50	2.07		0.39

	Total Fixed Income	204,240,028.00	204,965,220.95	204,746,771.63	204,758,883.50	2.50		0.10

Cash Equivalent
[****]	[****]	49,861,040.92	49,861,040.92	49,861,040.92	49,861,040.92	2.31	2	0.01

	Total Portfolio	254,101,068.92	254,826,261.87	254,607,812.55	254,619,924.42	2.47	30	0.082

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

CHICO’S RETAIL SERVICES INC

					Accretion =
Cusip					False /
(Pricing)		Tax Lot	Maturity	Next Reset	Amortization =				Tax Lot Amort	Tax Lot Market
Number	Security Description	Open Date	Date	Date	True	Shares/Par	Tax Lot Cost	Tax Lot Amort	Cost	Value	Tax Lot Income

[****]	[****]	10/28/08	06/15/09		FALSE	1,800,000.00	1,778,598.00	189.11	1,778,787.11	1.777,374.00	0.00
					FALSE Total	1,800,000.00	1,778,598.00	189.11	1,778,787.11	1,777,374.00	0.00

[****]	[****]	08/18/08	12/01/08		TRUE	1,200,000.00	1,211,412.00	(8,204.38)	1,203,207.62	1,202,352.00	25,258.73
[****]	[****]	05/29/08	04/01/27	11/06/08	TRUE	7,000,000.00	7,000,000.00	0.00	7,000,000.00	7,000,000.00	21,401.64
[****]	[****]	10/02/08	07/01/09		TRUE	2,750,000.00	2,799,335.00	(4,622.96)	2,794,712.04	2.811,737.50	51,002.90
[****]	[****]	08/21/08	01/01/09		TRUE	2,000,000.00	2,019,140.00	(9,986.84)	2,009,153.16	2,008,400.00	17,896.83
[****]	[****]	07/18/08	11/15/17	11/05/08	TRUE	1,400,000.00	1,400,000.00	0.00	1,400,000.00	1,400,000.00	6,555.52
[****]	[****]	09/08/08	05/01/37	11/06/08	TRUE	1,000,000.00	1,000,000.00	0.00	1,000,000.00	1,000,000.00	3,386.61
[****]	[****]	09/29/08	05/01/37	11/06/08	TRUE	1,500,000.00	1,500,000.00	0.00	1,500,000.00	1,500,000.00	5,079.92
[****]	[****]	10/09/08	05/01/37	11/06/08	TRUE	1,550,000.00	1,550,000.00	0.00	1,550,000.00	1,550,000.00	5,249.25
[****]	[****]	04/18/08	01/01/17	11/06/08	TRUE	2,000,000.00	2,000,000.00	0.00	2,000,000.00	2,000,000.00	10,060.11
[****]	[****]	05/28/08	01/15/43	11/06/08	TRUE	5,000,000.00	5,000,000.00	0.00	5,000,000.00	5,000,000.00	19,118.85
[****]	[****]	07/14/08	01/01/09		TRUE	2,100,000.00	2,126,334.00	(17,272.57)	2,109,061.43	2,109,618.00	37,179.83
[****]	[****]	10/11/07	10/01/22	11/05/08	TRUE	4,190,000.00	4,190,000.00	0.00	4,190,000.00	4,190,000.00	15,369.06
[****]	[****]	07/18/06	12/15/08		TRUE	1,480,000.00	1,497,982.00	(12,742.59)	1,485,239.41	1,483,907.20	21,554.56
[****]	[****]	09/04/08	11/01/36	11/06/08	TRUE	2,660,000.00	2,660,000.00	0.00	2,660,000.00	2,660,000.00	9,982.27
[****]	[****]	07/07/08	12/01//08		TRUE	1,000,000.00	1,008,860.00	(7,083.78)	1,001,776.22	1,001,420.00	16,843.54
[****]	[****]	09/12/08	02/15/09		TRUE	3,335,000.00	3,359,045.35	(7,572.58)	3,351,472.77	3,351,675.00	29,524.56
[****]	[****]	08/21/08	02/15/09		TRUE	755,000.00	758,827.85	(1,058.10)	757,769.75	757,265.00	4,855.42
[****]	[****]	06/09/08	11/15/25	11/05/08	TRUE	3,950,000.00	3,950,000.00	0.00	3,950,000.00	3,950,000.00	13,255.16
[****]	[****]	07/18/08	11/15/25	11/05/08	TRUE	2,000,000.00	2,000,000.00	0.00	2,000,000.00	2,000,000.00	6,711.48
[****]	[****]	10/17/08	11/15/25	11/05/08	TRUE	2,175,000.00	2,175,000.00	0.00	2,175,000.00	2,175,000.00	7,298.73
[****]	[****]	08/08/08	12/01/08		TRUE	1,000,000.00	1,006,820.00	(5,010.88)	1,001,809.12	1,001,660.00	16,835.84
[****]	[****]	08/07/08	07/01/09		TRUE	1,100,000.00	1,132,604.00	(8,439.48)	1,124,164.52	1,121,824.00	19,447.77
[****]	[****]	07/18/08	07/01/18	11/05/08	TRUE	5,000,000.00	5,000,000.00	0.00	5,000,000.00	5,000,000.00	23,019.12
[****]	[****]	09/23/08	07/01/09		TRUE	1,800,000.00	1,838,520.00	(5,003.79)	1,833,516.21	1,841,202.00	31,824.74
[****]	[****]	10/23/08	10/01/21	11/05/08	TRUE	6,500,000.00	6,500,000.00	0.00	6,500,000.00	6,500,000.00	29,942.63
[****]	[****]	10/17/08	05/01/33	11/06/08	TRUE	4,000,000.00	4,000,000.00	0.00	4,000,000.00	4,000,000.00	13,994.54
[****]	[****]	06/13/08	01/01/16	11/06/08	TRUE	5,770,000.00	5,770,000.00	0.00	5,770,000.00	5,770,000.00	18,580.66
[****]	[****]	06/19/08	01/01/16	11/06/08	TRUE	1,200,000.00	1,200,000.00	0.00	1,200,000.00	1,200,000.00	3,864.27
[****]	[****]	06/26/08	01/01/16	11/06/08	TRUE	1,300,000.00	1,300,000.00	0.00	1,300,000.00	1,300,000.00	4,186.28
[****]	[****]	06/16/08	12/01/23	11/03/08	TRUE	9,000,000.00	9,000,000.00	0.00	9,000,000.00	9,000,000.00	31,935.24
[****]	[****]	07/09/08	12/01/11		TRUE	2,500,000.00	2,558,475.00	(26,406.62)	2,532,068.38	2,530,550.00	55,278.65
[****]	[****]	09/10/08	07/01/09		TRUE	1,395,000.00	1,406,257.65	(749.69)	1,405,507.96	1,407,024.90	2,038.85
[****]	[****]	06/16/08	07/01/34	11/06/08	TRUE	4,500,000.00	4,500,000.00	0.00	4,500,000.00	4,500,000.00	14,128.28
[****]	[****]	05/14/08	01/01/09	12/01/08	TRUE	250,028.00	250,028.00	0.00	250,028.00	250,028.00	532.18
[****]	[****]	06/26/08	01/01/13		TRUE	4,000,000.00	4,149,320.00	(46,708.85)	4,102,611.15	4,091,840.00	77,500.00
[****]	[****]	07/29/08	07/01/09		TRUE	1,250,000.00	1,268,262.50	(5,109.99)	1,263,152.51	1,258,225.00	14,615.38
[****]	[****]	08/15/08	11/15/39	11/06/08	TRUE	5,500,000.00	5,500,000.00	0.00	5,500,000.00	5,500,000.00	68,076.78
[****]	[****]	06/09/08	11/15/39	11/06/08	TRUE	3,600,000.00	3,600,000.00	0.00	3,600,000.00	3,600,000.00	49,080.00
[****]	[****]	09/19/08	11/15/39	11/06/08	TRUE	625,000.00	625,000.00	0.00	625,000.00	625,000.00	8,520.83
[****]	[****]	04/17/08	03/01/26	11/06/08	TRUE	7,000,000.00	7,000,000.00	0.00	7,000,000.00	7,000,000.00	27,024.59
[****]	[****]	05/29/08	08/01/29	11/06/08	TRUE	8,400,000.00	8,400,000.00	0.00	8,400,000.00	8,400,000.00	23,157.38
Schedule 8.5

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

CHICO’S RETAIL SERVICES INC

					Accretion =
Cusip					False /
(Pricing)		Tax Lot	Maturity	Next Reset	Amortization =				Tax Lot Amort	Tax Lot Market
Number	Security Description	Open Date	Date	Date	True	Shares/Par	Tax Lot Cost	Tax Lot Amort	Cost	Value	Tax Lot Income

[****]	[****]	08/20/08	02/15/09		TRUE	1,085,000.00	1,074,563.70	(2,636.28)	1,071,927.42	1,071,730.80	9,132.08
[****]	[****]	04/23/08	07/01/33	11/06/08	TRUE	7,100,000.00	7,100,000.00	0.00	7,100,000.00	7,100,000.00	66,631.36
[****]	[****]	10/17/08	05/01/28	11/05/08	TRUE	4,000,000.00	4,000,000.00	0.00	4,000,000.00	4,000,000.00	18,879.79
[****]	[****]	07/02/08	02/15/09		TRUE	2,400,000.00	2,416,512.00	(8,145.49)	2,408,366.51	2,411,256.00	22,932.61
[****]	[****]	09/18/08	04/01/09		TRUE	4,250,000.00	4,317,617.50	(15,430.25)	4,302,187.25	4,304,272.50	18,681.32
[****]	[****]	09/16/08	05/01/09		TRUE	2,000,000.00	2,044,500.00	(8,545.20)	2,035,954.80	2,036,540.00	55,303.87
[****]	[****]	07/18/08	08/01/33	11/06/08	TRUE	1,000,000.00	1,000,000.00	0.00	1,000,000.00	1,000,000.00	3,133.88
[****]	[****]	06/09/08	11/01/33	11/05/08	TRUE	7,500,000.00	7,500,000.00	0.00	7,500,000.00	7,500,000.00	24,446.72
[****]	[****]	08/11/08	02/01/09		TRUE	1,000,000.00	1,017,210.00	(8,162.89)	1,009,047.11	1,008,550.00	13,665.61
[****]	[****]	07/18/08	04/26/36	11/06/08	TRUE	5,000,000.00	5,000,000.00	0.00	5,000,000.00	5,000,000.00	15,375.68
[****]	[****]	07/07/08	12/01/12	11/06/08	TRUE	6,250,000.00	6,250,000.00	0.00	6,250,000.00	6,250,000.00	28,850.75
[****]	[****]	06/16/08	06/01/31	12/01/08	TRUE	3,400,000.00	3,400,000.00	0.00	3,400,000.00	3,400,000.00	7,015.53
[****]	[****]	10/28/08	06/30/09		TRUE	2,100,000.00	2,117,934.00	(153.16)	2,117,780.84	2,119,761.00	404.96
[****]	[****]	10/23/08	10/01/37	11/06/08	TRUE	6,500,000.00	6,500,000.00	0.00	6,500,000.00	6,500,000.00	30,209.02
[****]	[****]	06/12/08	01/01/32	11/06/08	TRUE	8,000,000.00	8,000,000.00	0.00	8,000,000.00	8,000,000.00	48,852.45
[****]	[****]	03/29/07	05/01/14	11/05/08	TRUE	5,500,000.00	5,500,000.00	0.00	5,500,000.00	5,500,000.00	19,948.78
[****]	[****]	07/30/08	04/15/09		TRUE	1,000,000.00	1,013,470.00	(4,866.50)	1,008,603.50	1,007,950.00	1,978.02
[****]	[****]	08/13/08	03/01/09		TRUE	640,000.00	643,302.40	(1,181.57)	642,120.83	642,169.60	3,501.73
[****]	[****]	04/23/08	12/01/29	11/05/08	TRUE	5,900,000.00	5,900,000.00	0.00	5,900,000.00	5,900,000.00	65,388.44
[****]	[****]	10/24/08	10/01/29		TRUE	2,100,000.00	2,169,720.00	(827.54)	2,168,892.46	2,173,311.00	10,250.00
[****]	[****]	08/29/08	05/01/09		TRUE	1,000,000.00	1,010,570.00	(2,716.45)	1,007,853.55	1,007,240.00	20,110.50
[****]	[****]	10/25/08	10/27/08		TRUE	49,861,040.92	49,861,040.92	0.00	49,861,040.92	49,861,040.92	151,923.35
					TRUE Total	252,301,068.92	253,047,663.87	(218,638.43)	252,829,025.44	252,842,550.42	1,497,785.43
					Grand Total	254,101,068.92	254,826,261.87	(218,449.32)	254,607,812.55	254,619,924.42	1,497,785.43

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.
CHICO’S RETAIL SERVICES INC TRANSACTIONS

Trade Date	Settle Date	Cusip	Security Description	Shares/Par	Cost	Amortized Cost	Amortization	Principal	Income	Gain/Loss

BUY
10/24/08	10/29/08	[****]	[****]	2,100,000.00	2,169,720.00	2,169,720.00	0.00	(2,169,720.00)	(8,983.33)	0.00
10/22/08	10/23/08	[****]	[****]	6,500,000.00	6,500,000.00	6,500,000.00	0.00	(6,500,000.00)	(21,595.63)	0.00
10/23/08	10/23/08	[****]	[****]	6,500,000.00	6,500,000.00	6,500,000.00	0.00	(6,500,000.00)	(21,595.63)	0.00
10/28/08	10/31/08	[****]	[****]	2,100,000.00	2,117,934.00	2,117,934.00	0.00	(2.117,934.00)	0.00	0.00
10/28/08	10/31/08	[****]	[****]	1,800,000.00	1,778,598.00	1,778,598.00	0.00	(1,778,598.00)	0.00	0.00
10/17/08	10/17/08	[****]	[****]	4,000,000.00	4,000,000.00	4,000,000.00	0.00	(4,000,000.00)	(11,595.63)	0.00
09/10/08	10/15/08	[****]	[****]	1,395,000.00	1,406,257.65	1,406,257.65	0.00	(1,406,257.65)	0.00	0.00
10/17/08	10/17/08	[****]	[****]	4,000,000.00	4,000,000.00	4,000,000.00	0.00	(4,000,000.00)	(9,377.05)	0.00
10/23/08	10/23/08	[****]	[****]	6,500,000.00	6,500,000.00	6,500,000.00	0.00	(6,500,000.00)	(22,217.21)	0.00
10/17/08	10/17/08	[****]	[****]	2,175,000.00	2,175,000.00	2,175,000.00	0.00	(2,175,000.00)	(4,861.07)	0.00
10/24/08	10/27/08	[****]	[****]	6,521,595.63	6,521,595.63	6,521,595.63	0.00	(6,521,595.63)	0.00	0.00
10/15/08	10/15/08	[****]	[****]	30,271,068.71	30,271.068.71	30,271,068.71	0.00	(30,271,068.71)	0.00	0.00
10/10/08	10/10/08	[****]	[****]	1,154.76	1,154.76	1,154.76	0.00	(1,154.76)	0.00	0.00
10/09/08	10/09/08	[****]	[****]	1,958,282.03	1,958,282.03	1,958,282.03	0.00	(1,958,282.03)	0.00	0.00
10/06/08	10/06/08	[****]	[****]	8,578,295.22	8,578,295.22	8,578,295.22	0.00	(8,578,295.22)	0.00	0.00
10/09/08	10/09/08	[****]	[****]	1,550,000.00	1,550,000.00	1,550,000.00	0.00	(1,550,000.00)	(2,081.49)	0.00
10/02/08	10/07/08	[****]	[****]	2,750,000.00	2,799,335.00	2,799,335.00	0.00	(2,799,335.00)	(40,333.33)	0.00
BUY TOTAL				88,700,396.35	88,827,241.00	88,827,241.00	0.00	(88,827,241.00)	(142,640.37)	0.00

INTEREST RECEIPT
10/15/08	10/15/08	[****]	[****]	0.00	0.00	0.00	0.00	0.00	8,333.33	0.00
10/01/08	10/09/08	[****]	[****]	0.00	0.00	0.00	0.00	0.00	8,216.66	0.00
INTEREST RECEIPT TOTAL				0.00	0.00	0.00	0.00	0.00	16,549.99	0.00

INTEREST ADJUSTMENT +
10/10/08	10/10/08	[****]	[****]	0.00	0.00	0.00	0.00	0.00	1,154.76	0.00
INTEREST ADJUSTMENT + TOTAL				0.00	0.00	0.00	0.00	0.00	1,154.76	0.00

BUY REVERSAL
10/22/08	10/27/08	[****]	[****]	(6,500,000.00)	(6,500,000.00)	(6,500,000.00)	0.00	6,500,000.00	21,595.63	0.00
BUY REVERSAL TOTAL				(6,500,000.00)	(6,500,000.00)	(6,500,000.00)	0.00	6,500,000.00	21,595.63	0.00

REDEMPTION
10/15/08	10/15/08	[****]	[****]	0.00	0.00	0.00	0.00	(17,246.73)	0.00	0.00
10/23/08	10/23/08	[****]	[****]	0.00	0.00	0.00	0.00	(5,000,000.00)	0.00	0.00
REDEMPTION TOTAL				0.00	0.00	0.00	0.00	(5,017,246.73)	0.00	0.00

SELL
10/08/08	10/15/08	[****]	[****]	(8,500,000.00)	(8,500,000.00)	(8,500,000.00)	0.00	8,500,000.00	76,400.14	0.00
10/07/08	10/15/08	[****]	[****]	(10,000,000.00)	(10,000,000.00)	(10,000,000.00)	0.00	10,000,000.00	25,532.79	0.00
10/31/08	10/31/08	[****]	[****]	(3,896,532.00)	(3,896,532.00)	(3,896,532.00)	0.00	3,896,532.00	0.00	0.00
10/29/08	10/29/08	[****]	[****]	(2,178,703.33)	(2,178,703.33)	(2,178,703.33)	0.00	2,178,703.33	0.00	0.00
10/23/08	10/23/08	[****]	[****]	(24,565,408.47)	(24,565,408.47)	(24,565,408.47)	0.00	24,565,408.47	0.00	0.00
10/17/08	10/17/08	[****]	[****]	(10,200,833.75)	(10,200,833.75)	(10,200,833.75)	0.00	10,200,833.75	0.00	0.00
10/07/08	10/07/08	[****]	[****]	(2,839,668.33)	(2,839,668.33)	(2,839,668.33)	0.00	2,839,668.33	0.00	0.00
10/09/08	10/09/08	[****]	[****]	(3,500,000.00)	(3,500,000.00)	(3,500,000.00)	0.00	3,500,000.00	2,146.86	0.00
10/07/08	10/15/08	[****]	[****]	(7,000,000.00)	(7,000,000.00)	(7,000,000.00)	0.00	7,000,000.00	17,605.19	0.00
10/07/08	10/15/08	[****]	[****]	(6,000.000.00)	(6,000.000.00)	(6,000,000.00)	0.00	6,000,000.00	66,701.64	0.00
10/01/08	10/06/08	[****]	[****]	(8,500,000.00)	(8,500,000.00)	(8,500,000.00)	0.00	8,500,000.00	78.295.22	0.00
SELL TOTAL				(87,181,145.88)	(87,181,145.88)	(87,181,145.88)	0.00	87,181,145.88	266,681.84	0.00

				(4,980,749.53)	(4,853,904.88)	(4,853,904.88)	0.00	(163,341.85)	163,341.85	0.00
Schedule 8.5

[****]	This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

CHICO’S RETAIL SERVICES INC

								Effective
		Tax Lot			Tax Lot Market	Days to	Maturity	Maturity
Cusip Number	Security Description	Shares/Par	Tax Lot Cost	Tax Lot Amort Cost	Value	Maturity	Date	Date

DAYS TO MATURITY UP TO 90 DAYS
[****]	[****]	49,861,040.92	49,861,040.92	49,861,040.92	49,861,040.92	2	11/03/08	11/03/08
[****]	[****]	9,000,000.00	9,000,000.00	9,000,000.00	9,000,000.00	2	12/01/23	11/03/08
[****]	[****]	1,400,000.00	1,400,000.00	1,400,000.00	1,400,000.00	4	11/15/17	11/05/08
[****]	[****]	4,190,000.00	4,190,000.00	4,190,000.00	4,190,000.00	4	10/01/22	11/05/08
[****]	[****]	3,950,000.00	3,950,000.00	3,950,000.00	3,950,000.00	4	11/15/25	11/05/08
[****]	[****]	2,000,000.00	2,000,000.00	2,000,000.00	2,000,000.00	4	11/15/25	11/05/08
[****]	[****]	2,175,000.00	2,175,000.00	2,175,000.00	2,175,000.00	4	11/15/25	11/05/08
[****]	[****]	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	4	07/01/18	11/05/08
[****]	[****]	6,500,000.00	6,500,000.00	6,500,000.00	6,500,000.00	4	10/01/21	11/05/08
[****]	[****]	4,000,000.00	4,000,000.00	4,000,000.00	4,000,000.00	4	05/01/28	11/05/08
[****]	[****]	7,500,000.00	7,500,000.00	7,500,000.00	7,500,000.00	4	11/01/33	11/05/08
[****]	[****]	5,500,000.00	5,500,000.00	5,500,000.00	5,500,000.00	4	05/01/14	11/05/08
[****]	[****]	5,900,000.00	5,900,000.00	5,900,000.00	5,900,000.00	4	12/01/29	11/05/08
[****]	[****]	7,000,000.00	7,000,000.00	7,000,000.00	7,000,000.00	5	04/01/27	11/06/08
[****]	[****]	1,000,000.00	1,000,000.00	1,000,000.00	1,000,000.00	5	05/01/37	11/06/08
[****]	[****]	1,500,000.00	1,500,000.00	1,500,000.00	1,500,000.00	5	05/01/37	11/06/08
[****]	[****]	1,550,000.00	1,550,000.00	1,550,000.00	1,550,000.00	5	05/01/37	11/06/08
[****]	[****]	2,000,000.00	2,000,000.00	2,000,000.00	2,000,000.00	5	01/01/17	11/06/08
[****]	[****]	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5	01/15/43	11/06/08
[****]	[****]	2,660,000.00	2,660,000.00	2,660,000.00	2,660,000.00	5	11/01/36	11/06/08
[****]	[****]	4,000,000.00	4,000,000.00	4,000,000.00	4,000,000.00	5	05/01/33	11/06/08
[****]	[****]	5,770,000.00	5,770,000.00	5,770,000.00	5,770,000.00	5	01/01/16	11/06/08
[****]	[****]	1,200,000.00	1,200,000.00	1,200,000.00	1,200,000.00	5	01/01/16	11/06/08
[****]	[****]	1,300,000.00	1,300,000.00	1,300,000.00	1,300,000.00	5	01/01/16	11/06/08
[****]	[****]	4,500,000.00	4,500,000.00	4,500,000.00	4,500,000.00	5	07/01/34	11/06/08
[****]	[****]	5,500,000.00	5,500,000.00	5,500,000.00	5,500,000.00	5	11/15/39	11/06/08
[****]	[****]	3,600,000.00	3,600,000.00	3,600,000.00	3,600,000.00	5	11/15/39	11/06/08
[****]	[****]	625,000.00	625,000.00	625,000.00	625,000.00	5	11/15/39	11/06/08
[****]	[****]	7,000,000.00	7,000,000.00	7,000,000.00	7,000,000.00	5	03/01/26	11/06/08
[****]	[****]	8,400,000.00	8,400,000.00	8,400,000.00	8,400,000.00	5	08/01/29	11/06/08
[****]	[****]	7,100,000.00	7,100,000.00	7,100,000.00	7,100,000.00	5	07/01/33	11/06/08
[****]	[****]	1,000,000.00	1,000,000.00	1,000,000.00	1,000,000.00	5	08/01/33	11/06/08
[****]	[****]	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5	04/26/36	11/06/08
[****]	[****]	6,250,000.00	6,250,000.00	6,250,000.00	6,250,000.00	5	12/01/12	11/06/08
[****]	[****]	6,500,000.00	6,500,000.00	6,500,000.00	6,500,000.00	5	10/01/37	11/06/08
[****]	[****]	8,000,000.00	8,000,000.00	8,000,000.00	8,000,000.00	5	01/01/32	11/06/08
Schedule 8.5

*****
This portion of the schedule has been omitted and is subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete schedule was filed separately with the Securities and Exchange Commission.

CHICO’S RETAIL SERVICES INC

								Effective
		Tax Lot			Tax Lot Market	Days to	Maturity	Maturity
Cusip Number	Security Description	Shares/Par	Tax Lot Cost	Tax Lot Amort Cost	Value	Maturity	Date	Date

[****]	[****]	1,200,000.00	1,211,412.00	1,203,207.62	1,202,352.00	30	12/01/08	12/01/08
[****]	[****]	1,000,000.00	1,008,860.00	1,001,776.22	1,001,420.00	30	12/01/08	12/01/08
[****]	[****]	1,000,000.00	1,006,820.00	1,001,809.12	1,001,660.00	30	12/01/08	12/01/08
[****]	[****]	2,500,000.00	2,558,475.00	2,532,068.38	2,530,550.00	30	12/01/11	12/01/08
[****]	[****]	250,028.00	250,028.00	250,028.00	250,028.00	30	01/01/09	12/01/08
[****]	[****]	3,400,000.00	3,400,000.00	3,400,000.00	3,400,000.00	30	06/01/31	12/01/08
[****]	[****]	1,480,000.00	1,497,982.00	1,485,239.41	1,483,907.20	44	12/15/08	12/15/08
[****]	[****]	2,000,000.00	2,019,140.00	2,009,153.16	2,008,400.00	61	01/01/09	01/01/09
[****]	[****]	2,100,000.00	2,126,334.00	2,109,061.43	2,109,618.00	61	01/01/09	01/01/09
[****]	[****]	4,000,000.00	4,149,320.00	4,102,611.15	4,091,840.00	61	01/01/13	01/01/09
	TOTAL UP TO 90 DAYS	222,361,068.92	222,659,411.92	222,525,995.41	222,510,816.12

DAYS TO MATURITY 91 DAYS AND UP
[****]	[****]	1,000,000.00	1,017,210.00	1,009,047.11	1,008,550.00	92	02/01/09	02/01/09
[****]	[****]	3,335,000.00	3,359,045.35	3,351,472.77	3,351,675.00	106	02/15/09	02/15/09
[****]	[****]	755,000.00	758.827.85	757,769.75	757,265.00	106	02/15/09	02/15/09
[****]	[****]	1,065,000.00	1,074,563.70	1,071,927.42	1,071,730.80	106	02/15/09	02/15/09
[****]	[****]	2,400,000.00	2,416,512.00	2,408,366.51	2,411,256.00	106	02/15/09	02/15/09
[****]	[****]	640,000.00	643,302.40	642,120.83	642,169.60	120	03/01/09	03/01/09
[****]	[****]	4,250,000.00	4,317,617.50	4,302,187.25	4,304,272.50	151	04/01/09	04/01/09
[****]	[****]	1,000,000.00	1,013,470.00	1,008,603.50	1,007,950.00	165	04/15/09	04/15/09
[****]	[****]	2,000,000.00	2,044,500.00	2,035,954.80	2,036,540.00	181	05/01/09	05/01/09
[****]	[****]	1,000,000.00	1,010,570.00	1,007,853.55	1,007,240.00	181	05/01/09	05/01/09
[****]	[****]	1,800,000.00	1,778,598.00	1,778,787.11	1,777.374.00	226	06/15/09	06/15/09
[****]	[****]	2,100,000.00	2,117,934.00	2,117,780.84	2,119,761.00	241	06/30/09	06/30/09
[****]	[****]	2,750,000.00	2,799,335.00	2,794,712.04	2,811,737.50	242	07/01/09	07/01/09
[****]	[****]	1,100,000.00	1,132,604.00	1,124,164.52	1,121,824.00	242	07/01/09	07/01/09
[****]	[****]	1,800,000.00	1,838,520.00	1,833,516.21	1,841,202.00	242	07/01/09	07/01/09
[****]	[****]	1,395,000.00	1,406,257.65	1,405,507.96	1,407,024.90	242	07/01/09	07/01/09
[****]	[****]	1,250,000.00	1,268,262.50	1,263,152.51	1,258,225.00	242	07/01/09	07/01/09
[****]	[****]	2,100,000.00	2,169,720.00	2,168,892.46	2,173,311.00	334	10/01/29	10/01/09
	TOTAL 91 DAYS AND UP	31,740,000.00	32,166,849.95	32,081,817.14	32,109,108.30

	TOTAL PORTFOLIO	254,101,068.92	254,826,261.87	254,607,812.55	254,619,924.42

None
Schedule 8.6

Property	Address	Parcel #	Location	City	ST	ZIP

1	11215 Metro Pywy	07-45-25-00-00002.0000	Main campus	Fort Myers	FL	33966
2	6100-6190 Mid Metro	07-45-25-00-00002.0070	North campus	Fort Myers	FL	33966
3	11100 Plantation	07-45-25-00-00002.0020	Vacant north campus	Fort Myers	FL	33966
4	11235 Metro Pkwy	07-45-25-00-00006.0030	WHBM Bldg	Fort Myers	FL	33966
5	6130 Idlewild Street	07-45-25-00-00002.001D	6130 Idlewild Street	Fort Myers	FL	33966
6	6132 Idlewild Street	07-45-25-00-00002.001E	6132 Idlewild Street	Fort Myers	FL	33966
7	1020 Barrow Industrial Park	XX043 004	GA Warehouse	Winder	GA	30680
8	Barrow Industrial Park	XX043 005A	GA Warehouse	Winder	GA	30680
9	Barrow Industrial Park	XX043 005B	GA Warehouse	Winder	GA	30680
10	815 Progress Drive	XX043 005	GA Warehouse	Winder	GA	30680
Chico’s Retail Services, Inc. owns properties 1 – 6.
Chico’s Distribution Services, LLC owns properties 7 – 10.
Schedule 8.12